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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 12/31/11

Item 1 — Reports to Shareholders

SEMIANNUAL REPORT
December 31, 2011

Janus Alternative Fund

Janus Real Return Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Euphoria & Despair

We would like to take this opportunity to thank you for investing with Janus.

If there’s a lesson to be learned from the tumult of 2011, it’s that there are lies, damn lies and strategist reports. Few of the talking heads predicted that Europe’s debt crisis would precipitate a global crisis of confidence. Even fewer predicted that emerging markets would plunge and long-dated Treasuries would beat nearly every other asset class. We take no joy in the folly of such fortunetelling. Our point is that it is very difficult to accurately predict macro outcomes. While the macro has had tremendous influence on the markets, we continue to believe that focusing on individual company analysis is the key to long term success.

Does this mean we ignore the macro? Not at all. At the forefront of our concerns is Europe’s debt crisis. Long-term, Europe will be more competitive if it succeeds in strengthening its monetary union and implements some fiscal unity. Yet measures the EU has agreed upon will be slow, painful and potentially destabilizing. We expect to see volatility as this messy process evolves, and we expect a euro-zone recession in 2012, slowing global growth.

The U.S. has its own political circus, of course, and uncertainty over fiscal policy is not helping confidence. Yet we believe the U.S. is in a fairly stable, low growth environment. Leading economic indicators have picked up and consumer confidence has rebounded to the highest levels since April 2011. Unfortunately, the sustainability of U.S. growth is subject to external shocks (i.e. Europe) and remains a major risk factor.

Equities: Corporate Dynamism Prevails

Corporate earnings growth has generally been strong, yet valuations reflect fears that it may not last. A major concern is that profit margins are near record levels and will likely revert to the historical mean. Based on our research and observations, however, many businesses appear highly attuned to protecting margins. Equity valuations look compelling, moreover, when paired with companies that are well positioned strategically.

In terms of investing themes, our analysts are finding opportunities across sectors. In energy, we see attractive potential in oil-field services and equipment companies, which are benefiting from rising levels of exploration and production. In health care, our analysts are focusing on companies with innovative drugs that address unmet medical needs. Our consumer team, meanwhile, sees opportunity in retailers that are leveraging technology to extend their global brand and gain market share.

Overall, we think this is an opportune time to own equities. Entry points look attractive based on recent multiples and projected growth rates. We think the odds are stacked in favor of equities, especially if they have growing free cash and competitive advantages that can enable them to gain share.

Fixed Income: Lower Rates for Longer

If there’s a fixed income theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has stressed that its zero-rate policy will continue through 2013. The real questions now are around QE3 (a third round of quantitative easing). We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness. An additional theme for 2012 will be that central banks around the globe will continue to engage in loose monetary policies as the threat of slower growth remains high.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk-adjusted returns. Profit margins are high and companies are accumulating cash on balance sheets. Moreover, management teams are being more careful with balance sheets. We think this conservatism will continue through 2012, fueling more free cash flow, liquidity in the system and, ultimately, support for investment grade and high yield bonds.

In other areas, we are balancing our “risk positions” with Treasuries, which we believe offer an insurance policy against extreme events and market volatility. With the markets remaining volatile, we think this allocation to Treasuries needs to be actively managed, and we expect to reduce our allocation to take advantage of opportunities as the market presents them.

Janus Alternative Fund | 1

Continued

Conclusion: Corporate Playbooks Can Still Create Value

Despite the difficult environment, we continue to identify companies that look well positioned to grow. Multiples are undemanding historically, and many businesses have proven they can maintain earnings and margins even in a weak demand environment. Maintaining balance in a portfolio is critical in this environment, however. As long term investors, we are always attuned to protecting on the downside, while attempting to find opportunities in the marketplace with the most attractive risk/reward. Long term, we think this offers the best way to achieve strong results.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 12-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | DECEMBER 31, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not

Janus Alternative Fund | 3

reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Fund’s prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2011

Janus Real Return Allocation Fund (unaudited)

Fund Snapshot
We believe that strategically allocating among diversified asset classes that exhibit positive correlations to inflation can protect against the loss of purchasing power caused by higher inflation. We allocate among six actively managed strategies to seek higher returns than core U.S. inflation.
John Brynjolfsson co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2011, Janus Real Return Allocation Fund’s Class I Shares returned –4.38%. This compares to a return of 7.32% for its benchmark, the Barclays Capital U.S. TIPS Index.

Market Environment

The third quarter began with mounting concerns that the U.S. economy was at greater risk of faltering into a double-dip recession, given below-expectation GDP growth, manufacturing slowdowns and persistently bleak employment, housing and consumer spending figures. Worries about high government debt levels, both domestically and in Europe, only heightened this negative market sentiment. In addition, the bitter Washington politics that played out during the U.S. debt ceiling debate in late July/early August compounded investor dismay. The subsequent U.S. credit rating downgrade by Standard & Poor’s ironically sparked a near stampede into U.S. Treasuries, as investors scrambled for a market safe haven and confirmed that U.S. debt remained the investment of choice during uncertain times, new S&P AA rating notwithstanding.

After the U.S. budget debacle, all eyes were swiftly back on Europe, as the financial contagion in the so-called PIIGS (Portugal, Italy, Ireland, Greece, Spain) countries threatened to spiral out of control. Portugal and Ireland remained on life support, and Greece appeared to be heading to inevitable default. Even the European Central Bank’s (ECB) August announcement that it would buy Italian and Spanish government bonds did little to appease market discord around European Union (EU) sustainability. The situation was further complicated as fiscally strong countries such as Germany and France began to suffer from the global economic malaise, and the viability of continued bailouts of their less financially sound neighbors became more questionable. Amidst this sea of macroeconomic uncertainty, investors steadily abandoned perceived-riskier assets.

During the fourth quarter, global markets held out hope for conferences that the European Union and the European Central Bank (“ECB”) held to address the region’s sovereign debt crisis. Invariably, these led to grand announcements with little substance behind them. However, the ECB’s latest liquidity offer to banks called the Long Term Refinancing Operation (LTRO), which provides banks three-year loans at a discount, could be a game changer. The facility, which was absorbed by European banks in a significant way (489 billion euros), does not solve the disconnect between social spending and lax tax compliance, but it provides liquidity from the ECB to the market for the next three years in a substantial size. Secondly, the facility suggests, in our view, that the ECB, which had been very reluctant and cautious in offering assistance, is now committed to being a part of the solution. Therefore, at a minimum, the ECB will continue with its current level of support and possibly give more support, in our view. We do not believe the ECB’s actions will necessarily cure the European crisis, but it may decrease the credit risk associated with it while increasing inflation and monetary concerns.

In Asia, China began to reverse its tightening policies, which were implemented last year to cool its overheating economy particularly in the real estate sector, by reducing reserve requirements for banks. We think the Chinese will be able to engineer a soft landing (rate of economic growth high enough to avoid recession, but slow enough to avoid high inflation), although authorities must be cognizant that land prices can behave erratically and there are many provincial government guarantees in place that may exceed the provinces’ ability to pay. China’s central government may need to bail out some of the provinces and developers, which would lead to losses for certain classes of investments, such as equities. However, the centrally-planned nature of the economy should enable authorities to engineer a soft landing, in our view. Key to that process is rotating their construction, which has already begun, from high-end luxury condos and offices to low income housing, where there is strong demand. We

Janus Alternative Fund | 5

Janus Real Return Allocation Fund (unaudited)

think this change should pay social dividends for decades to come.

Meanwhile, the U.S. economy surprised with stronger-than-expected growth, some of which we feel was temporary in nature. In particular, retail spending was firm, but we think that spending came from a decreased savings rate rather than from income. We’re also concerned about the significant amount of fiscal stimulus that started in 2009 and continues through February 2012. The combination of increased spending and relatively low tax receipts from weak economic growth and temporary tax cuts is not sustainable. The fourth quarter was also temporarily boosted by rebuilding auto inventories that were reduced earlier in the year due to the Japanese earthquake and tsunami and flooding in Thailand, which disrupted the auto supply chain.

Performance Discussion

The Fund is structured to seek a significant amount of inflation protection, which generally involves hedging the interest rate risk within the Fund. It is designed to profit from a rising rate environment as would be the case when inflation is rising. Therefore, the falling interest rate environment during the six-month period acted as a significant headwind to our returns. The Fund’s exposure to risk assets, namely emerging market and global real estate equities, also weighed on our absolute performance. Additionally, commodities and emerging market debt performed poorly during the period. Contributors to absolute performance included our holdings in global inflation-linked bonds and short duration credit.

The Fund’s allocation among the sleeves was largely unchanged during the period with a 52% allocation in global inflation-linked bonds as of period end. Our emerging market debt sleeve represented approximately 5% of the Fund, while our exposures to emerging market equities, global real estate and short duration credit and commodities remained at approximately 10% each. The balance of the Fund included interest rate swaps (a financial derivative instrument in which two parties agree to exchange interest rate cash flows, based on a specified notional amount from a fixed rate to a floating rate) and cash.

Underperformance has been driven by the fact that five out of the six sleeves underperformed their respective benchmarks. The global inflation-linked bond sleeve was the biggest detractor from relative performance. As the sleeve with the largest allocation, approximately 52% at year end, the global inflation-linked bond sleeve was the biggest driver of the overall return of the Fund. It underperformed its benchmark, the Barclays Capital U.S. TIPS Index, by approximately 5.5% since inception. The global real estate, emerging market equity and emerging market debt sleeves all underperformed their respective benchmarks greater than 2.5% but had less of an impact due to their smaller allocations. The short duration credit sleeve moderately underperformed its benchmark since inception but was not a material driver of underperformance

Positioning and Asset Class Overviews

We feel the global inflation-linked bond sleeve’s structure of using interest rate swaps, a short position in 30-year Treasuries and tactical trades employing 10-year Treasury futures continued to provide three hedges: 1) a “risk-on” hedge that should result in the sleeve performing well in a strengthening economy that drives up rates; 2) a “reflation/inflation” hedge, which should do well in case of monetary debasement by the Federal Reserve; and 3) a debt crisis hedge, which we believe would result in a dramatic increase in longer term U.S. yields. We also feel this sleeve should do well in less dramatic environments as well, as the carry and structure of the positions are designed to accrue substantial capital over time as yields normalize to more typical levels associated with an even modestly growing, over indebted issuer.

In global real estate, we continue to believe the prospects for listed real estate are decent, even against a daunting macro outlook. Slow growth accompanied by modest inflation and no, or only very gradual, rate increases is actually a good environment for commercial real estate (as the landlord to the global economy, commercial real estate would benefit from improving fundamentals, higher asset prices and still attractive borrowing costs).

In the emerging market debt sleeve, we reduced our regional exposure to Eastern Europe and China and sector exposure to mining and minerals and maintained exposure in food and energy sectors that have benefited from high food and energy prices. We think increased marginal production should more than offset any potential drop in commodity prices.

We believe once the global economy stabilizes and capital flows ease, emerging markets will again be appreciated by investors for their growth characteristics and strong financial positions. The caveat is that emerging markets may still be dependent on Europe getting its act together. At the equity sector level, we added to names, for example in consumer discretionary, which have had the most selling

6 | DECEMBER 31, 2011

(unaudited)

pressure, while capturing gains in other areas, such as consumer staples, which have outperformed.

While we have a neutral view on commodities, we feel there is opportunity in crude oil, which was priced for a significant decline as of period end, in our view. Gold and silver look increasingly attractive as well given increasing chances for monetary easing and the recent price decline in both metals. We also continue to like corn-soy spreads and corn-wheat spreads.

In our short-duration credit sleeve, we continue to be overweight corporate credit, which we believe offers some of the best risk-adjusted returns across the fixed-income market. The past year was highly volatile for credit, especially financials, primarily because of investor unease over headline risk. Yet underlying fundamentals in credit continue to improve. Profit margins are high and companies are accumulating cash.

Derivatives

The Fund held futures, swaps, options and forward currency contracts, which in aggregate detracted from performance. We used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In an effort to capitalize on the volatility in the certain sectors, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

We remain pessimistic on European growth and inflation. We think recent actions have removed some of the deflationary threats to a mild disinflation headwind for economic growth and milder credit problems, but the problems in Europe are still onerous. In China, we think authorities will be able to manage a soft economic landing, as it removes tightening measures from last year. We also believe recent economic growth in the U.S. is temporary, and we are concerned about its growth prospects in the first quarter. While inflation moved from a high of 3.9% during 2011 to approximately 2%, our current U.S. interest rates are more consistent with a 0% to 1% inflation rate. So, interest rates are still too low relative to the inflation rate. The current slow economic growth rate we expect will likely result in rates remaining low, while there is obviously potential for risk to the upside (higher rates). As the market environment continues to evolve, the asset allocation committee will monitor and proactively take advantage of market dislocations by moving assets among the underlying sleeves.

Thank you for investing in Janus Real Return Allocation Fund.

Janus Alternative Fund | 7

Janus Real Return Allocation Fund (unaudited)

Janus Real Return Allocation Fund At A Glance

5 Top Performers – Holdings

Contribution

S&P 500 E-Mini Index — Put expired October 2011 exercise price $1,150.00	0.93%
S&P 500 E-Mini Index — Put expired August 2011 exercise price $1,225.00	0.47%
Sun Art Retail Group, Ltd.	0.14%
Karoon Gas Australia, Ltd.	0.07%
Samsung Electronics Co., Ltd.	0.07%

5 Bottom Performers – Holdings

Contribution

OTC EUR versus USD — Put expired December 2011 exercise price $1,300.00	–0.25%
Hang Lung Properties, Ltd.	–0.19%
CapitaLand, Ltd.	–0.18%
BOCI-Prudential — W.I.S.E. — CSI China Tracker Fund (ETF)	–0.17%
Gold 100 OZ FTR — Call expires January 2012 exercise price $1,900.00	–0.16%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)

Options**	2.38%	0.73%
Consumer Staples	0.00%	1.14%
Real Estate	–0.04%	0.65%
Utilities	–0.06%	0.57%
Information Technology	–0.07%	3.68%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)

Financials	–10.89%	55.30%
Materials	–2.05%	5.57%
Industrials	–1.88%	4.02%
Energy	–1.53%	6.81%
Consumer Discretionary	–0.99%	7.65%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

8 | DECEMBER 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Vanguard MSCI Emerging Markets (ETF) Exchange-Traded Funds	0.6%
BOCI — Prudential — W.I.S.E. — CSI China Tracker Fund (ETF) Exchange-Traded Funds	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor Components/Integrated Circuits	0.4%
Hang Lung Properties, Ltd. Real Estate Operating/Development	0.3%
Brookfield Asset Management, Inc. — Class A Real Estate Operating/Development	0.3%

2.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 8.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

Janus Alternative Fund | 9

Janus Real Return Allocation Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended December 31, 2011			Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Allocation Fund — Class A Shares			2.17%	1.27%
NAV	–4.51%	–4.99%
MOP	–10.03%	–10.45%

Janus Real Return Allocation Fund — Class C Shares			2.94%	2.02%
NAV	–4.92%	–5.49%
CDSC	–5.86%	–6.43%

Janus Real Return Allocation Fund — Class D Shares(1)	–4.54%	–5.02%	1.98%	1.15%

Janus Real Return Allocation Fund — Class I Shares	–4.38%	–4.86%	1.83%	1.02%

Janus Real Return Allocation Fund — Class S Shares	–4.75%	–5.22%	2.31%	1.52%

Janus Real Return Allocation Fund — Class T Shares	–4.51%	–4.99%	2.06%	1.27%

Barclays Capital U.S. TIPS Index	7.32%	8.85%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/ allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

10 | DECEMBER 31, 2011

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary, allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.
The expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during their initial fiscal year. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Inflation-linked bonds typically have lower yields than conventional fixed-rate bonds due to their inflation adjustment feature and normally decline in price when interest rates rise.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — May 13, 2011
(1)	Closed to new investors.

Janus Alternative Fund | 11

Janus Real Return Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$954.90	$6.24

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$950.80	$9.91

Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$10.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$954.60	$6.09

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$956.20	$5.02

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$952.50	$7.46

Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$954.90	$6.24

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.44

†	Expenses are equal to the annualized expense ratio of 1.27% for Class A Shares, 2.02% for Class C Shares, 1.24% for Class D Shares, 1.02% for Class I Shares, 1.52% for Class S Shares and 1.27% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | DECEMBER 31, 2011

Janus Real Return Allocation Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 17.9%
Apparel Manufacturers – 0.1%
14,000	China Lilang, Ltd.	$12,239
78,000	Sitoy Group Holdings, Ltd. (144A)*	29,627
		41,866
Automotive – Truck Parts and Equipment – Original – 0.1%
167	Hyundai Mobis*	42,330
Automotive – Cars and Light Trucks – 0.1%
14,149	Dongfeng Motor Group Co., Ltd.	24,266
Brewery – 0.1%
6,300	East African Breweries, Ltd.	12,733
103,000	Thai Beverage PCL	19,456
		32,189
Building and Construction – Miscellaneous – 0%
500	Multiplan Empreendimentos Imobiliarios S.A.	10,259
Building – Residential and Commercial – 0.3%
800	Hajime Construction Co., Ltd.	16,443
16,500	MRV Engenharia e Participacoes S.A.	94,652
		111,095
Casino Hotels – 0.1%
3,847	Crown, Ltd.	31,832
Cellular Telecommunications – 0.4%
2,390	America Movil S.A.B. de C.V. – Series L (ADR)	54,014
4,500	China Mobile, Ltd.	43,977
2,613	MTN Group, Ltd.	46,524
		144,515
Coal – 0.3%
35,000	China Coal Energy Co., Ltd.	37,764
6,000	China Shenhua Energy Co., Ltd.	26,035
33,000	Sakari Resources, Ltd.	46,814
		110,613
Commercial Banks – 1.4%
12,940	Banco Bilbao Vizcaya Argentaria S.A. (ADR)	110,896
6,675	Banco do Brasil S.A. (ADR)	84,105
145,000	Bank of China, Ltd.	53,395
2,428	Erste Group Bank A.G	42,690
9,458	First Gulf Bank PJSC	39,782
1,080	ICICI Bank, Ltd. (ADR)	28,545
1,515	Itau Unibanco Holding S.A. (ADR)	28,118
10,015	Sberbank of Russia (ADR)*	99,492
352	State Bank of India	10,732
1,854	The Commercial Bank of Qatar QSC	42,768
		540,523
Consumer Products – Miscellaneous – 0.1%
129,000	Goodbaby International Holdings, Ltd.	35,212
Distribution/Wholesale – 0.1%
9,645	Adani Enterprises, Ltd.	53,324
Diversified Financial Services – 0.1%
778	Shinhan Financial Group Co., Ltd.*	26,845
Diversified Minerals – 0.1%
214	Anglo American PLC	7,847
95,000	Borneo Lumbung Energi & Metal Tbk PT*	8,696
2,659	Xstrata PLC	40,385
		56,928
Diversified Operations – Commercial Services – 0.2%
26,000	Melco International Development, Ltd.*	19,316
1,296	Orascom Development Holding A.G.*	19,799
8,000	Shanghai Industrial Holdings, Ltd.	22,198
8,000	Wharf Holdings, Ltd.	36,155
		97,468
Educational Software – 0%
3,075	Educomp Solutions, Ltd.	11,112
Electric – Distribution – 0.1%
31,156	Spark Infrastructure Group (144A)	43,816
Electronic Components – Semiconductors – 0.3%
128	Samsung Electronics Co., Ltd.	117,556
Electronic Parts Distributors – 0.1%
29,070	WPG Holdings, Ltd.	33,506
8,000	WT Microelectronics Co., Ltd.	10,331
		43,837
Energy – Alternate Sources – 0.1%
740	First Solar, Inc.*	24,982
41,326	Indiabulls Infrastructure and Power, Ltd.oo	0
		24,982
Entertainment Software – 0%
700	Nexon Co., Ltd.*	10,068
Food – Miscellaneous/Diversified – 0.1%
31,000	China Yurun Food Group, Ltd.	40,713
Food – Retail – 0.1%
1,217	X5 Retail Group N.V. (GDR)*	27,796
Food – Wholesale/Distribution – 0.1%
15,863	Olam International, Ltd.	26,050
Forestry – 0%
64	Deltic Timber Corp.	3,865
1,100	Sino-Forest Corp.*,ß,oo	0
		3,865
Hotels and Motels – 0.3%
24,000	Overseas Union Enterprise, Ltd.	38,857
20,000	Shangri-La Asia, Ltd.	34,507
1,947	Whitbread PLC	47,291
		120,655
Industrial Automation and Robotics – 0.1%
300	Fanuc Corp.	45,914
Insurance Brokers – 0.1%
7,740	Cninsure, Inc. (ADR)*	53,561
Internet Content – Entertainment – 0%
840	Youku.com, Inc. (ADR)*	13,163
Life and Health Insurance – 0%
2,005	Discovery Holdings, Ltd.	10,804
Medical – Generic Drugs – 0.1%
7,379	Aurobindo Pharma, Ltd.	11,831
2,248	Pharmstandard OJSC (GDR)*	31,697
		43,528
Metal – Aluminum – 0%
2,555	Aluminium Bahrain BSC (GDR)	17,872
Metal – Copper – 0.1%
9,482	Copper Mountain Mining Corp.*	52,401

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 13

Janus Real Return Allocation Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Metal – Diversified – 0.1%
3,235	Ivanhoe Mines, Ltd. (U.S. Shares)*	$57,444
Metal – Iron – 0.4%
244	Kumba Iron Ore, Ltd.	15,113
8,463	London Mining PLC*	38,969
949	Rio Tinto PLC	46,056
3,655	Vale S.A. (ADR)	78,400
		178,538
Oil Companies – Exploration and Production – 0.7%
13,000	CGX Energy, Inc.*	13,399
305	CNOOC, Ltd. (ADR)	53,277
1,770	Cobalt International Energy, Inc.*	27,470
28	HRT Participacoes em Petroleo S.A.*	8,526
14,620	Karoon Gas Australia, Ltd.*	67,440
836	Niko Resources, Ltd.	39,578
6,696	OGX Petroleo e Gas Participacoes S.A. (ADR)*	48,814
5,755	Rockhopper Exploration PLC*	24,154
		282,658
Oil Companies – Integrated – 0.5%
265	Ecopetrol S.A. (ADR)	11,798
2,296	Pacific Rubiales Energy Corp.	42,212
5,175	Petroleo Brasileiro S.A. (ADR)	128,599
		182,609
Oil Refining and Marketing – 0%
527	Reliance Industries, Ltd. (GDR) (144A)	14,018
Property and Casualty Insurance – 0.1%
224	Samsung Fire & Marine Insurance Co., Ltd.	41,028
Property Trust – 0.1%
1,010	Sovran Self Storage, Inc.	43,097
Real Estate Management/Services – 1.3%
49,600	AIMS AMP Capital Industrial	36,137
14,403	Atrium European Real Estate, Ltd.	64,908
3,800	BR Malls Participacoes S.A.	36,915
611	Castellum A.B	7,573
1,440	CB Richard Ellis Group, Inc. – Class A*	21,917
3,251	First Capital Realty, Inc.	55,207
5,115	Gazit-Globe, Ltd.	48,235
500	Jones Lang LaSalle, Inc.	30,630
8,454	Kennedy-Wilson Holdings, Inc.	89,443
1,800	LPS Brasil Consultoria de Imoveis S.A.	25,091
5,000	Mitsubishi Estate Co., Ltd.	74,705
14,491	Songbird Estates PLC*	25,880
		516,641
Real Estate Operating/Development – 2.9%
6,900	BR Properties S.A.	68,436
4,860	Brookfield Asset Management, Inc. – Class A	133,553
75,000	CapitaLand, Ltd.	127,790
9,400	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	81,893
56,181	Emaar Properties PJSC	39,308
2,900	First Juken Co., Ltd.	22,870
463	GAGFAH S.A.	2,381
32,070	Global Logistic Properties, Ltd.*	43,393
48,000	Hang Lung Properties, Ltd.	136,585
17,500	Hopewell Holdings, Ltd.	44,749
1,101	Hysan Development Co., Ltd.	3,615
21,904	Indiabulls Real Estate, Ltd.	19,283
2,000	Mitsui Fudosan Co., Ltd.	29,154
8,000	PDG Realty S.A. Empreendimentos e Participacoes	25,305
5,175	PDG Realty S.A. Empreendimentos e Participacoes (ADR)	34,155
13,300	Phoenix Mills, Ltd.	41,662
572,000	Renhe Commercial Holdings Co., Ltd.	65,547
137,000	Shui On Land, Ltd.	41,630
96,000	Shun Tak Holdings, Ltd.	35,846
188,995	Sorouh Real Estate Co.*	43,735
3,190	St Joe Co.*	46,765
4,000	Sun Hung Kai Properties, Ltd.	50,138
		1,137,793
REIT – Apartments – 0.2%
880	American Campus Communities, Inc.	36,925
1,915	Associated Estates Realty Corp.	30,544
1,770	Education Realty Trust, Inc.	18,107
		85,576
REIT – Diversified – 2.0%
3,557	American Assets Trust, Inc.	72,954
26,680	Charter Hall Group	54,304
3,090	Coresite Realty Corp.	55,064
880	Digital Realty Trust, Inc.	58,669
829	Dundee Real Estate Investment Trust	26,585
1,685	DuPont Fabros Technology, Inc.	40,811
670	Entertainment Properties Trust	29,286
1,053	Eurocommercial Properties N.V.	33,431
24,400	Fibra Uno Administracion S.A. de C.V.	41,615
4,737	Land Securities Group PLC	46,751
14,350	Lexington Realty Trust	107,481
109,000	Mapletree Logistics Trust	71,011
2,300	Morguard Real Estate Investment Trust	36,123
1,370	Plum Creek Timber Co., Inc.	50,087
7,079	Segro PLC	22,922
1,821	Shaftesbury PLC	13,212
257	Unibail-Rodamco S.E	46,201
805	Winthrop Realty Trust	8,187
		814,694
REIT – Health Care – 0.3%
1,135	Health Care, Inc.	61,892
848	LTC Properties, Inc.	26,169
355	Ventas, Inc.	19,571
		107,632
REIT – Hotels – 0.4%
28,000	Ascott Residence Trust	21,372
7,085	Chatham Lodging Trust	76,376
2,925	Pebblebrook Hotel Trust	56,101
		153,849
REIT – Mortgage – 0.2%
4,155	Colony Financial, Inc.	65,275
REIT – Office Property – 0.7%
1,325	Alexandria Real Estate Equities, Inc.	91,385
220	Boston Properties, Inc.	21,912
8,635	Charter Hall Office	31,000
5,519	Great Portland Estates PLC	27,684
2,420	Kilroy Realty Corp.	92,129

See Notes to Consolidated Schedule of Investments and Financial Statements.

14 | DECEMBER 31, 2011

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

REIT – Office Property – (continued)

1	Tokyu, Inc.	$5,022
		269,132
REIT – Regional Malls – 0.3%
2,246	Macerich Co.	113,648
REIT – Shopping Centers – 0.5%
2,715	Acadia Realty Trust	54,680
12,275	Kite Realty Group Trust	55,360
12,166	Westfield Group	97,183
		207,223
REIT – Warehouse/Industrial – 0.3%
3,090	First Potomac Realty Trust	40,325
3,051	Prologis, Inc.	87,228
		127,553
Resorts and Theme Parks – 0.2%
1,820	Vail Resorts, Inc.	77,095
Retail – Apparel and Shoe – 0.2%
39,000	Anta Sports Products, Ltd.	46,348
17,500	Ports Design, Ltd.	26,453
		72,801
Retail – Automobile – 0.1%
26,500	Baoxin Auto Group, Ltd. (144A)*	25,727
Rubber/Plastic Products – 0.1%
2,712	Jain Irrigation Systems, Ltd.	4,420
28,426	Jain Irrigation Systems, Ltd. (EDR)	23,281
		27,701
Semiconductor Components/Integrated Circuits – 0.4%
13,000	Advanced Semiconductor Engineering, Inc.	11,120
11,070	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	142,914
		154,034
Shipbuilding – 0.1%
19,851	Pipavav Defence & Offshore Engineering Co., Ltd.*	24,746
2,150	SembCorp Marine, Ltd.	6,332
		31,078
Steel – Producers – 0.3%
2,720	ArcelorMittal	49,477
9,680	Mechel (ADR)	33,880
72	POSCO	23,750
		107,107
Telecommunication Services – 0.2%
365	China Telecom Corp., Ltd. (ADR)	20,852
115,000	Tower Bersama Infrastructure Tbk PT	30,121
4,180	VimpelCom, Ltd. (ADR)	39,585
		90,558
Transportation – Marine – 0%
220	Alexander & Baldwin, Inc.	8,980
Wharehousing and Harbor Transportation Services – 0.1%
11,423	Mundra Port and Special Economic Zone, Ltd.	25,823
Wireless Equipment – 0.1%
495	Crown Castle International Corp.*	22,176

Total Common Stock (cost $8,047,457)		7,108,446

Corporate Bonds – 11.7%
Aerospace and Defense – Equipment – 0.1%
$34,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	34,306
Agricultural Operations – 1.1%
500,000	Ceagro Agricola, Ltd. 10.7500%, 5/16/16 (144A)	460,625
Airlines – 0.1%
30,000	Southwest Airlines Co. 5.2500%, 10/1/14	32,017
Beverages – Non – Alcoholic – 0%
15,000	PepsiCo, Inc. 0.8000%, 8/25/14	14,987
Brewery – 0.2%
65,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12	66,017
14,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	14,100
		80,117
Building Products – Cement and Aggregate – 0.5%
250,000	Cemex S.A.B. de C.V. 9.0000%, 1/11/18 (144A)	199,375
Chemicals – Diversified – 0.2%
30,000	Dow Chemical Co. 4.8500%, 8/15/12	30,692
34,000	Lyondell Chemical Co. 8.0000%, 11/1/17	37,145
		67,837
Chemicals – Specialty – 0.1%
6,000	Ashland, Inc. 9.1250%, 6/1/17	6,690
21,000	Ecolab Inc. 2.3750%, 12/8/14	21,408
		28,098
Coatings and Paint Products – 0.1%
19,000	RPM International, Inc. 6.2500%, 12/15/13	20,263
Commercial Banks – 0.8%
14,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14‡	12,745
20,000	Abbey National Treasury Services PLC 2.8750%, 4/25/14	18,645
45,000	BB&T Corp. 2.0500%, 4/28/14	45,441
45,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	44,831
100,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	98,505
20,000	Mercantile Bankshares Corp. – Series B 4.6250%, 4/15/13	20,841
100,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	97,714
		338,722
Computers – Memory Devices – 0.1%
30,000	Seagate Technology 10.0000%, 5/1/14 (144A)	33,937

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 15

Janus Real Return Allocation Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Data Processing and Management – 0%
$13,000	Fiserv, Inc. 3.1250%, 10/1/15	$13,317
Diversified Banking Institutions – 1.4%
40,000	Citigroup, Inc. 5.6250%, 8/27/12	40,604
45,000	Citigroup, Inc. 1.3072%, 2/15/13‡	44,161
32,000	Citigroup, Inc. 4.8750%, 5/7/15	31,607
30,000	Goldman Sachs Group, Inc. 4.7500%, 7/15/13	30,397
20,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	19,325
18,000	JPMorgan Chase & Co. 5.7500%, 1/2/13	18,672
17,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	17,742
100,000	Morgan Stanley 1.4081%, 4/29/13‡	94,238
12,000	Morgan Stanley 2.8750%, 7/28/14	11,301
308,598	Morgan Stanley 5.4000%, 5/15/15 (144A)	159,242
100,000	Royal Bank of Scotland PLC 4.8750%, 8/25/14 (144A)	97,848
		565,137
Diversified Financial Services – 0.1%
40,000	General Electric Capital Corp. 5.4500%, 1/15/13	41,851
20,000	General Electric Capital Corp. 5.9000%, 5/13/14	21,903
		63,754
Diversified Minerals – 0.1%
25,000	Teck Resources, Ltd. 10.2500%, 5/15/16	28,750
Diversified Operations – 0.1%
30,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	31,053
Diversified Operations – Commercial Services – 0.2%
65,000	ARAMARK Corp. 8.5000%, 2/1/15	66,625
Electric – Generation – 0%
4,000	AES Corp. 7.7500%, 10/15/15	4,350
Electric – Integrated – 0.2%
45,000	CMS Energy Corp. 2.7500%, 5/15/14	44,444
20,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	21,400
11,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	11,026
		76,870
Electronic Components – Semiconductors – 0.1%
5,000	Texas Instruments, Inc. 0.8750%, 5/15/13	5,013
17,000	Texas Instruments, Inc. 1.3750%, 5/15/14	17,212
11,000	Texas Instruments, Inc. 2.3750%, 5/16/16	11,458
		33,683
Electronic Measuring Instruments – 0%
15,000	FLIR Systems, Inc. 3.7500%, 9/1/16	14,943
Electronics – Military – 0.2%
100,000	L-3 Communications Corp. – Series B 6.3750%, 10/15/15	102,500
Finance – Consumer Loans – 0.1%
20,000	SLM Corp. – Series A 5.0000%, 10/1/13 (MTN)	20,000
Finance – Credit Card – 0.1%
30,000	American Express Credit Co. 5.8750%, 5/2/13 (MTN)	31,535
Finance – Investment Bankers/Brokers – 0.4%
35,000	Jefferies Group, Inc. 3.8750%, 11/9/15	30,975
70,000	Merrill Lynch & Co., Inc. 5.4500%, 7/15/14 (MTN)	69,410
20,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	20,432
20,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	20,250
20,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	21,138
		162,205
Finance – Other Services – 0%
4,000	National Rural Utilities Cooperative Finance Corp. 5.5000%, 7/1/13	4,278
Food – Miscellaneous/Diversified – 0.1%
12,000	General Mills, Inc. 1.5500%, 5/16/14	12,081
4,000	Kellogg Co. 5.1250%, 12/3/12	4,157
45,000	Kraft Foods, Inc. 2.6250%, 5/8/13	45,973
		62,211
Industrial Gases – 0.1%
25,600	Praxair, Inc. 4.6250%, 3/30/15	28,258
Life and Health Insurance – 0.2%
65,000	Prudential Financial, Inc. 3.6250%, 9/17/12 (MTN)	66,008
Medical Products – 0.1%
20,000	CareFusion Corp. 4.1250%, 8/1/12	20,304

See Notes to Consolidated Schedule of Investments and Financial Statements.

16 | DECEMBER 31, 2011

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Medical – Biomedical and Genetic – 0.1%
$25,000	Amgen, Inc. 2.3000%, 6/15/16	$25,171
15,000	Gilead Sciences, Inc. 2.4000%, 12/1/14	15,270
		40,441
Medical – Drugs – 0%
16,000	Johnson & Johnson 1.2000%, 5/15/14	16,247
Metal – Diversified – 1.0%
500,000	Vedanta Resources PLC 8.2500%, 6/7/21 (144A)	387,500
Multimedia – 0.1%
35,000	NBCUniversal Media LLC 2.1000%, 4/1/14	35,577
Multi-Line Insurance – 0.3%
20,000	American International Group, Inc. 3.6500%, 1/15/14	19,424
40,000	American International Group, Inc. 4.2500%, 9/15/14	38,845
50,000	MetLife, Inc. 5.3750%, 12/15/12	52,035
		110,304
Office Automation and Equipment – 0.1%
19,000	Xerox Corp. 5.6500%, 5/15/13	19,946
Oil Companies – Exploration and Production – 0.1%
22,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	22,128
28,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	29,820
		51,948
Oil Companies – Integrated – 0.5%
36,000	BP Capital Markets PLC 5.2500%, 11/7/13	38,612
14,000	BP Capital Markets PLC 2.2480%, 11/1/16	14,089
5,000	ConocoPhillips Australia Funding Co. 5.5000%, 4/15/13	5,296
200,000	Petroleos de Venezuela S.A. 8.5000%, 11/2/17 (144A)	150,800
		208,797
Oil Refining and Marketing – 0.1%
20,000	Valero Energy Corp. 6.8750%, 4/15/12	20,325
Oil – Field Services – 0.1%
21,000	Schlumberger, Ltd 1.9500%, 9/14/16 (144A)	21,247
Pharmacy Services – 0.1%
42,000	Aristotle Holding, Inc. 2.7500%, 11/21/14 (144A)	42,509
Pipelines – 0.4%
20,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	20,433
22,000	Energy Transfer Partners L.P. 6.0000%, 7/1/13	23,160
38,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	38,559
77,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	78,545
		160,697
Property Trust – 0.1%
30,000	WEA Finance LLC / WCI Finance LLC 5.4000%, 10/1/12 (144A)	30,737
12,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance LLC 5.1250%, 11/15/14 (144A)	12,573
		43,310
Real Estate Management/Services – 0%
6,000	ProLogis L.P. 7.6250%, 8/15/14	6,572
Real Estate Operating/Development – 0.8%
13,000	Brookfield Asset Management, Inc. 7.1250%, 6/15/12	13,313
320,000	Dar Al-Arkan International Sukuk Co. 10.7500%, 2/18/15 (REGS)	296,000
		309,313
REIT – Health Care – 0.2%
40,000	HCP, Inc. 5.6500%, 12/15/13	42,066
25,000	Senior Housing Properties Trust 8.6250%, 1/15/12	25,044
4,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	4,124
		71,234
REIT – Hotels – 0.1%
55,000	Host Hotels & Resorts L.P. – Series R 6.8750%, 11/1/14	56,100
REIT – Office Property – 0%
18,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	18,676
REIT – Regional Malls – 0.3%
65,000	Rouse Co. L.P. 7.2000%, 9/15/12	66,056
40,000	Rouse Co. L.P. / TRC Co-Issuer, Inc. 6.7500%, 5/1/13 (144A)	40,350
		106,406
Retail – Drug Store – 0%
2,000	Walgreen Co. 4.8750%, 8/1/13	2,134
Retail – Restaurants – 0.1%
20,000	Brinker International 5.7500%, 6/1/14	21,095

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 17

Janus Real Return Allocation Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Super – Regional Banks – US – 0.1%
$14,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	$14,072
13,000	US Bancorp 2.2000%, 11/15/16 (MTN)	13,125
		27,197
Telecommunication Services – 0.1%
40,000	Qwest Corp. 7.5000%, 10/1/14	44,057
Telephone – Integrated – 0%
18,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	18,068
Transportation – Railroad – 0.1%
60,000	Kansas City Southern Railway 8.0000%, 6/1/15	63,675
Transportation – Services – 0.1%
36,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	34,814

Total Corporate Bonds (cost $4,947,957)		4,644,254

Exchange-Traded Funds – 1.5%
54,200	BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)*	192,958
923	iShares JPMorgan USD Emerging Markets Bond Fund (ETF)	101,299
3,825	iShares MSCI Taiwan Index Fund (ETF)	44,791
6,223	Vanguard MSCI Emerging Markets (ETF)	237,781

Total Exchange-Traded Funds (cost $619,675)		576,829

Preferred Stock – 0%
REIT – Regional Malls – 0%
750	CBL & Associates Properties, Inc. – Series D, 7.3750% (cost $18,272)	17,760

Purchased Options – Calls – 0.1%
1	BOVESPA Index expires January 2012 exercise price $63,063.00	90
620	Chaoda Modern Agriculture expires January 2012 exercise price 3.70 HKD	0
130,000	Chaoda Modern Agriculture expires March 2012 exercise price 1.98 HKD	0
7	S&P 500 E-Mini Index expires January 2012 exercise price $1,200.00	21,700

Total Purchased Options – Calls (premiums paid $23,624)		21,790

Purchased Options – Puts – 0.1%
7	OTC EUR versus USD expires March 2012 exercise price $1,300.00	29,925
10	S&P 500 E-Mini Index expires January 2012 exercise price $1,200.00	4,750

Total Purchased Options – Puts (premiums paid $32,924)		34,675

U.S. Treasury Notes/Bonds – 51.5%
	U.S. Treasury Notes/Bonds:
2,500,000	0.0000%, 2/23/12**	2,499,948
124,000	0.6250%, 6/30/12**	124,344
32,000	0.6250%, 12/31/12**	32,150
120,000	0.6250%, 2/28/13**	120,623
78,000	1.7500%, 4/15/13**	79,548
15,000	1.1250%, 6/15/13**	15,197
24,000	0.1250%, 9/30/13**	23,952
65,000	1.2500%, 2/15/14**	66,336
20,000	1.2500%, 3/15/14**	20,423
2,000	0.5000%, 8/15/14**	2,009
41,000	1.0000%, 8/31/16**	41,448
100,000	1.0000%, 10/31/16**	100,969
40,000	0.8750%, 11/30/16**	40,122
15,525,450	1.1250%, 1/15/21**çç	17,314,510

Total U.S. Treasury Notes/Bonds (cost $19,186,279)		20,481,579

Money Market – 22.5%
8,954,042	Janus Cash Liquidity Fund LLC, 0% (cost $8,954,042)**	8,954,042

Total Investments (cost $41,830,230) – 105.3%		41,839,375

Cash, Receivables and Other Assets, net of Liabilities – (5.3)%		(2,093,442)

Net Assets – 100%		$39,745,933

See Notes to Consolidated Schedule of Investments and Financial Statements.

18 | DECEMBER 31, 2011

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$372,962	0.9%
Austria	42,690	0.1%
Bahrain	17,872	0.0%
Brazil	1,213,893	2.9%
Canada	520,693	1.2%
Cayman Islands	436,246	1.0%
China	483,005	1.2%
Colombia	11,798	0.0%
France	46,201	0.1%
Hong Kong	676,124	1.6%
India	268,777	0.6%
Indonesia	38,817	0.1%
Israel	48,235	0.1%
Japan	204,176	0.5%
Jersey	64,908	0.2%
Kenya	12,733	0.0%
Luxembourg	104,158	0.3%
Mexico	295,004	0.7%
Netherlands	33,431	0.1%
Qatar	42,768	0.1%
Russia	192,865	0.5%
Singapore	417,756	1.0%
South Africa	72,441	0.2%
South Korea	251,509	0.6%
Spain	110,896	0.3%
Sweden	105,287	0.3%
Switzerland	60,184	0.1%
Taiwan	197,871	0.5%
Thailand	19,456	0.0%
United Arab Emirates	122,825	0.3%
United Kingdom	979,736	2.3%
United States††	34,223,258	81.8%
Venezuela	150,800	0.4%

Total	$41,839,375	100.0%

††	Includes Cash Equivalents (60.4% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency		Unrealized
	Units Sold/	Currency	Appreciation/
Counterparty/Currency Sold/(Purchased) and Settlement Date	(Purchased)	Value U.S.$	(Depreciation)

Credit Suisse Securities (USA) LLC:
Australian Dollar 1/19/12	4,000	$4,084	$134
Australian Dollar 1/19/12	3,500	3,574	94
Australian Dollar 1/19/12	4,000	4,084	56
Australian Dollar 1/19/12	(2,000)	2,042	(3)
Australian Dollar 1/19/12	(69,000)	70,453	(142)
Australian Dollar 1/19/12	(6,000)	6,126	(52)

Total		$90,363	$87

Financial Futures – Long
13 Contracts	Natural Gas Futures expires March 2012, principal amount $449,226, value $392,080, cumulative depreciation	$(57,146)
3 Contracts	Platinum Futures expires April 2012, principal amount $215,156, value $210,735, cumulative depreciation	(4,421)
112 Contracts	U.S. Treasury Note 10 year expires March 2012, principal amount $14,515,956, value $14,686,000, cumulative appreciation	170,044

Total Financial Futures – Long		$108,477

Financial Futures – Short
2 Contracts	Brent Crude Futures expires February 2012, principal amount $217,634, value $214,760, cumulative appreciation	$2,874
33 Contracts	Euro Futures expires March 2012, principal amount $5,380,360, value $5,349,300, cumulative appreciation	31,060
2 Contracts	Light Sweet Crude Oil Futures expires February 2012, principal amount $196,593, value $197,660, cumulative depreciation	(1,067)
10 Contracts	U.S. Treasury Bond Ultra Long expires March 2012, principal amount $1,578,257, value $1,601,875, cumulative depreciation	(23,618)

Total Financial Futures – Short		$9,249

Schedule of Written Options – Puts	Value

Avalonbay Communities, Inc. expires January 2012 8 contracts exercise price $95.00	$(2)
Simon Property Group, Inc. expires January 2012 12 contracts exercise price $90.00	(77)

Total Written Options – Puts (premiums received $2,940)	$(79)

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 19

Janus Real Return Allocation Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2011

Credit Default Swaps outstanding as of December 31, 2011

							Credit Rating
Counterparty and				Upfront		Unrealized	of Referenced
Reference	Fixed Deal (Pay)	Notional	Market	Premium (Paid)	Termination	Appreciation/	Obligation†
Entity	Receive Rate	Amount	Value	Received	Date	(Depreciation)	(unaudited)

UBS A.G. Federal Republic of Germany	(0.25)	$700,000	$24,664	$22,787	12/20/16	$1,877	Aaa
UBS A.G. French Republic	(0.25)	1,000,000	76,158	20,857	6/20/16	55,301	Aaa
UBS A.G. Russian Federation	1.00	1,000,000	(69,057)	(15,520)	6/20/16	(53,537)	Baa1

Total			$31,765	$28,124		$3,641

†	Credit Rating as issued by Moody’s.

Interest Rate Swaps outstanding at December 31, 2011

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

UBS A.G.	$13,000,000	3.10	3-Month Libor	6/17/21	$(1,286,618)

Total Return Swaps outstanding at December 31, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse	$46,470	1-Month LIBOR plus 75 basis points	Samba Financial Group	6/19/12	$402
Morgan Stanley & Co. International plc	60,205	FED Funds Effective plus 185 basis points	Baoshan Iron & Steel Co., Ltd.	5/16/13	(12,689)
Morgan Stanley & Co. International plc	79,058	FED Funds Effective plus 185 basis points	China Construction Bank Corp.	5/16/13	(6,015)
Morgan Stanley & Co. International plc	39,361	FED Funds Effective plus 100 basis points	India Blue Chip	8/27/13	(7,402)
Morgan Stanley & Co. International plc	41,748	FED Funds Effective plus 50 basis points	Korea Blue Chip	8/27/13	1,012
UBS A.G.	2,890,739	Dow Jones-UBS Commodity Index plus 15 basis points	Dow Jones-UBS Commodity Index	1/17/12	90,739

Total					$66,047

Zero Coupon Swap outstanding at December 31, 2011

	Notional	Floating Rate	Pay/Receivable		Premium Paid	Unrealized
Counterparty	Amount	Index	Floating Rate	Termination Date	(Received)	Depreciation

UBS A.G.	$20,000,000	Consumer Price Index	Receive	5/18/15	–	$(445,282)

See Notes to Consolidated Schedule of Investments and Financial Statements.

20 | DECEMBER 31, 2011

Consolidated Statement of Assets and Liabilities

As of December 31, 2011 (unaudited)	Janus Real Return
(all numbers in thousands except net asset value per share)	Allocation Fund

Assets:
Investments at cost	$41,830
Unaffiliated investments at value	$32,885
Affiliated investments at value	8,954
Cash	12
Cash denominated in foreign currency(1)	16
Restricted cash (Note 1)	183
Receivables:
Fund shares sold	10
Dividends	18
Foreign dividend tax reclaim	–
Interest	152
Outstanding swap contracts at value	193
Dividends and interest on swap contracts	–
Non-interested Trustees’ deferred compensation	1
Variation margin	22
Forward currency contracts	–
Total Assets	42,446
Liabilities:
Payables:
Options written, at value(2)	–
Outstanding swap contracts at value	1,827
Investments purchased	104
Fund shares repurchased	12
Dividends and interest on swap contracts	11
Advisory fees	207
Due to adviser	107
Administrative services fees	3
Distribution fees and shareholder servicing fees	8
Administrative, networking and omnibus fees	–
Non-interested Trustees’ fees and expenses	10
Non-interested Trustees’ deferred compensation fees	1
Foreign tax liability	1
Accrued expenses and other payables	409
Forward currency contracts	–
Total Liabilities	2,700
Net Assets	$39,746

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Alternative Fund | 21

As of December 31, 2011 (unaudited)	Janus Real Return
(all numbers in thousands except net asset value per share)	Allocation Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$42,279
Undistributed net investment income*	104
Undistributed net realized loss from investments and foreign currency transactions*	(1,103)
Unrealized depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,534)
Total Net Assets	$39,746
Net Assets — Class A Shares	$6,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	710
Net Asset Value Per Share(3)	$9.41
Maximum Offering Price Per Share(4)	$9.98
Net Assets — Class C Shares	$6,305
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	673
Net Asset Value Per Share(3)	$9.37
Net Assets — Class D Shares	$7,398
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	786
Net Asset Value Per Share	$9.41
Net Assets — Class I Shares	$6,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	699
Net Asset Value Per Share	$9.42
Net Assets — Class S Shares	$6,321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	673
Net Asset Value Per Share	$9.39
Net Assets — Class T Shares	$6,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	686
Net Asset Value Per Share	$9.41

*	See Note 6 in Notes to Financial Statements.
(1)	Includes cost of $16,989.
(2)	Includes premiums of $2,940 on written options.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

22 | DECEMBER 31, 2011

Consolidated Statement of Operations

For the six-month period ended
December 31, 2011 (unaudited)	Janus Real Return
(all numbers in thousands)	Allocation Fund

Investment Income:
Interest	$305
Dividends	114
Dividends from affiliate	4
Foreign tax withheld	(8)
Total Investment Income	415
Expenses:
Advisory fees	153
Shareholder reports expenses	23
Transfer agent fees and expenses	12
Registration fees	150
Custodian fees	20
Professional fees	170
Non-interested Trustees’ fees and expenses	8
Administrative services fees - Class D Shares	4
Administrative services fees - Class S Shares	8
Administrative services fees - Class T Shares	8
Distribution fees and shareholder servicing fees - Class A Shares	9
Distribution fees and shareholder servicing fees - Class C Shares	32
Distribution fees and shareholder servicing fees - Class S Shares	8
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	134
Total Expenses	739
Expense and Fee Offset	–
Net Expenses	739
Less: Excess Expense Reimbursement	(458)
Net Expenses after Expense Reimbursement	281
Net Investment Income	134
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(184)
Net realized gain from futures contracts	591
Net realized loss from swap contracts	(916)
Net realized loss from written options contracts	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	71
Change in unrealized net appreciation/(depreciation) of futures contracts	114
Change in unrealized net appreciation/(depreciation) of swap contracts	(1,780)
Change in unrealized net appreciation/(depreciation) of written option contacts	30
Net Loss on Investments	(2,080)
Net Decrease in Net Assets Resulting from Operations	$(1,946)

See Notes to Financial Statements.

Janus Alternative Fund | 23

Consolidated Statement of Changes in Net Assets

For the six-month period ended December 31, 2011 (unaudited) and
the fiscal period ended June 30, 2011	Janus Real Return Allocation Fund
(all numbers in thousands)	2011	2011(1)

Operations:
Net investment income	$134	$166
Net realized loss from investment and foreign currency transactions(2)	(515)	(400)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,565)	31
Net Decrease in Net Assets Resulting from Operations	(1,946)	(203)
Dividends and Distributions to Shareholders:
Net investment income
Class A Shares	(29)	–
Class C Shares	(21)	–
Class D Shares	(30)	–
Class I Shares	(31)	–
Class S Shares	(25)	–
Class T Shares	(28)	–
Net realized gain/(loss) from investment transactions
Class A Shares	(35)	–
Class C Shares	(33)	–
Class D Shares	(39)	–
Class I Shares	(34)	–
Class S Shares	(33)	–
Class T Shares	(34)	–
Net Decrease from Dividends and Distributions	(372)	–
Capital Share Transactions:
Shares Sold
Class A Shares	1,196	6,693
Class C Shares	17	6,667
Class D Shares	983	6,987
Class I Shares	97	6,826
Class S Shares	1	6,667
Class T Shares	127	6,674
Reinvested Dividends and Distributions
Class A Shares	64	–
Class C Shares	54	–
Class D Shares	69	–
Class I Shares	65	–
Class S Shares	58	–
Class T Shares	62	–
Shares Repurchased
Class A Shares	(831)	–
Class C Shares	(11)	–
Class D Shares	(193)	–
Class I Shares	(4)	–
Class S Shares	–	–
Class T Shares	(1)	–
Net Increase from Capital Share Transactions	1,753	40,514
Net Increase/Decrease in Net Assets	(565)	40,311
Net Assets:
Beginning of period	40,311	–
End of period	$39,746	$40,311
Undistributed Net Investment Income*	$104	$134

*	See Note 6 in Notes to Financial Statements.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

24 | DECEMBER 31, 2011

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Real Return Allocation Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	.03	.04
Net loss on investments (both realized and unrealized)	(.48)	(.09)
Total from Investment Operations	(.45)	(.05)
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$9.41	$9.95
Total Return**	(4.51)%	(.50)%
Net Assets, End of Period (in thousands)	$6,682	$6,660
Average Net Assets for the Period (in thousands)	$7,011	$6,635
Ratio of Gross Expenses to Average Net Assets***(2)	1.27%	1.27%
Ratio of Net Expenses to Average Net Assets***(2)	1.27%	1.27%
Ratio of Net Investment Income to Average Net Assets***	0.77%	3.21%
Portfolio Turnover Rate***	45%	43%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Real Return Allocation Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$9.94	$10.00
Income from Investment Operations:
Net investment income	.02	.03
Net loss on investments (both realized and unrealized)	(.51)	(.09)
Total from Investment Operations	(.49)	(.06)
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.08)	–
Net Asset Value, End of Period	$9.37	$9.94
Total Return**	(4.92)%	(.60)%
Net Assets, End of Period (in thousands)	$6,305	$6,627
Average Net Assets for the Period (in thousands)	$6,447	$6,616
Ratio of Gross Expenses to Average Net Assets***(2)	2.02%	2.02%
Ratio of Net Expenses to Average Net Assets***(2)	2.02%	2.02%
Ratio of Net Investment Income to Average Net Assets***	0.03%	2.46%
Portfolio Turnover Rate***	45%	43%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Fund | 25

Financial Highlights (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Real Return Allocation Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	.03	.04
Net loss on investments (both realized and unrealized)	(.48)	(.09)
Total from Investment Operations	(.45)	(.05)
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$9.41	$9.95
Total Return**	(4.54)%	(.50)%
Net Assets, End of Period (in thousands)	$7,398	$6,954
Average Net Assets for the Period (in thousands)	$7,300	$6,832
Ratio of Gross Expenses to Average Net Assets***(2)	1.24%	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.24%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.79%	3.24%
Portfolio Turnover Rate***	45%	43%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Real Return Allocation Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	.03	.05
Net loss on investments (both realized and unrealized)	(.47)	(.10)
Total from Investment Operations	(.44)	(.05)
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$9.42	$9.95
Total Return**	(4.38)%	(.50)%
Net Assets, End of Period (in thousands)	$6,583	$6,797
Average Net Assets for the Period (in thousands)	$6,683	$6,658
Ratio of Gross Expenses to Average Net Assets***(2)	1.02%	1.02%
Ratio of Net Expenses to Average Net Assets***(2)	1.02%	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.03%	3.47%
Portfolio Turnover Rate***	45%	43%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

26 | DECEMBER 31, 2011

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Real Return Allocation Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	.03	.04
Net loss on investments (both realized and unrealized)	(.50)	(.09)
Total from Investment Operations	(.47)	(.05)
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$9.39	$9.95
Total Return**	(4.75)%	(.50)%
Net Assets, End of Period (in thousands)	$6,321	$6,632
Average Net Assets for the Period (in thousands)	$6,450	$6,618
Ratio of Gross Expenses to Average Net Assets***(2)	1.52%	1.52%
Ratio of Net Expenses to Average Net Assets***(2)	1.52%	1.52%
Ratio of Net Investment Income to Average Net Assets***	0.53%	2.96%
Portfolio Turnover Rate***	45%	43%

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Real Return Allocation Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$9.95	$10.00
Income from Investment Operations:
Net investment income	.03	.04
Net loss on investments (both realized and unrealized)	(.48)	(.09)
Total from Investment Operations	(.45)	(.05)
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Total Distributions	(.09)	–
Net Asset Value, End of Period	$9.41	$9.95
Total Return**	(4.51)%	(.50)%
Net Assets, End of Period (in thousands)	$6,457	$6,641
Average Net Assets for the Period (in thousands)	$6,565	$6,623
Ratio of Gross Expenses to Average Net Assets***(2)	1.27%	1.27%
Ratio of Net Expenses to Average Net Assets***(2)	1.27%	1.27%
Ratio of Net Investment Income to Average Net Assets***	0.78%	3.21%
Portfolio Turnover Rate***	45%	43%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Fund | 27

Notes to Consolidated
Schedule of Investments (unaudited)

Barclays Capital U.S. TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500M or more.

ADR	American Depositary Receipt

EDR	European Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

MTN	Medium-Term Note

PCL	Public Company Limited

PLC	Public Limited Company

REGS	Registered Shares

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts and/or swap agreements.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°° Schedule of Fair Valued Securities (as of December 31, 2011)

		Value as a %
	Value	of Net Assets

Janus Real Return Allocation Fund
Sino-Forest Corp.	$–	0.0%
Indiabulls Infrastructure and Power, Ltd.	–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Market Value

Janus Real Return Allocation Fund	$2,071,127	5.0%

The following is a summary of the inputs that were used to value the Fund’s investment in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Real Return Allocation Fund
Common Stock
Cellular Telecommunications	$90,501	$54,014	$–
Commercial Banks	189,367	351,156	–
Energy — Alternate Sources	24,982	–	–
Food — Retail	–	27,796	–
Forestry	3,865	–	–
Insurance Brokers	–	53,561	–
Internet Content — Entertainment	–	13,163	–
Medical — Generic Drugs	11,831	31,697	–
Metal — Aluminum	–	17,872	–

28 | DECEMBER 31, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Metal — Iron	$100,138	$78,400	$–
Oil Companies — Exploration and Production	180,567	102,091	–
Oil Companies — Integrated	42,212	140,397	–
Oil Refining and Marketing	–	14,018	–
Real Estate Operating/Development	1,103,638	34,155	–
Rubber/Plastic Products	4,420	23,281	–
Semiconductor Components/Integrated Circuits	11,120	142,914	–
Steel — Producers	73,227	33,880	–
Telecommunication Services	30,121	60,437	–
All Other	4,063,625	–	–

Corporate Bonds	–	4,644,254	–

Exchange-Traded Funds	576,829	–	–

Preferred Stock	17,760	–	–

U.S. Treasury Notes/Bonds	–	20,481,579	–

Money Market	–	8,954,042	–

Total Investments in Securities	$6,524,203	$35,258,707	$–

Investments in Purchased Options:
Janus Real Return Allocation Fund	$–	$56,465	$–

Other Financial Instruments(b):
Janus Real Return Allocation Fund	$21,790	$(1,662,204)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the six-month period ended December 31, 2011)

				Change in
		Accrued	Realized	Unrealized			Transfers In
	Balance as of	Discounts/	Gain	Appreciation/	Gross	Gross	and/or Out	Balance as of
	June 30, 2011	Premiums	(Loss)(a)	(Depreciation)(b)	Purchases	Sales	of Level 3	December 31, 2011

Investments in Securities:
Janus Real Return Allocation Fund
Common Stock
Energy — Alternative Sources	$–	$–	$–	$–	$–	$–	$–	$–
Forestry	–	–	(59)	(17,096)	19,597	(2,442)	–	–
Transactional Software	1,801	–	(22,606)	21,883	–	(1,078)	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign and foreign currency transactions” on the Consolidated Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts and/or swap agreements as of December 31, 2011 is noted below.

Fund	Aggregate Value

Janus Real Return Allocation Fund	$29,534,385

Janus Alternative Fund | 29

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Real Return Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Janus Real Return Subsidiary, Ltd. is a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Real Return Allocation Fund and the Subsidiary. The consolidated financial statements include information for the period from June 30, 2011 through December 31, 2011. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities

30 | DECEMBER 31, 2011

may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. In addition, the Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Alternative Fund | 31

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Consolidated Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of December 31, 2011, Janus Real Return Allocation Fund had restricted cash in the amount of $183,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at December 31, 2011. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

32 | DECEMBER 31, 2011

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Consolidated Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value Hierarchy during the period ended December 31,2011.

	Transfers In	Transfers Out
	Level 1	of Level 2 to
Fund	to Level 2	Level 1

Janus Real Return Allocation Fund	$–	$2,762,170

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Fund recognizes transfers between the levels as of the beginning of the period.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, and inflation index swaps. Each derivative instrument that was held by the Fund during the period ended December 31, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The

Janus Alternative Fund | 33

Notes to Financial Statements (unaudited) (continued)

Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk — Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk — Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk — Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk — Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk — Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk — Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk — Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in Janus Real Return Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) which is generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The

34 | DECEMBER 31, 2011

value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Consolidated Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/ (loss) from futures contracts” on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Inflation-Linked Securities
Inflation-linked bonds are fixed-income securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments.

Because of the inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Inflation-linked bonds also

Janus Alternative Fund | 35

Notes to Financial Statements (unaudited) (continued)

normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Fund may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Consolidated Schedule of Investments (if applicable). Options written are reported as a liability on the Consolidated Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Consolidated Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being

36 | DECEMBER 31, 2011

hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the period ended December 31, 2011 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Options outstanding at June 30, 2011	2	$494
Options written	347	3,324
Options closed	(349)	(3,818)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Options outstanding at June 30, 2011	473	$8,237
Options written	307	26,295
Options closed	(492)	(11,612)
Options expired	(268)	(19,980)
Options exercised	–	–

Options outstanding at December 31, 2011	20	$2,940

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fund are reported as an asset or liability on the Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), inflation index, interest rate, total return, and zero coupon swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Inflation index swaps are used to hedge against unexpected changes in the rate of inflation as measured by an inflation index such as the Consumer Price Index. Inflation index swaps are also subject to inflation risk, where such a swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest

Janus Alternative Fund | 37

Notes to Financial Statements (unaudited) (continued)

(e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for credit default swaps, inflation index swaps, interest rate swaps, total return swaps, and zero coupon swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive.

The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Consolidated Statement of Assets		Consolidated Statement of Assets
as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Credit Contracts	Outstanding swap contracts, at value	$100,822	Outstanding swap contracts, at value	$69,057

Currency Contracts	Unaffiliated investments at value	29,925

Equity Contracts	Unaffiliated investments at value	26,540	Options written, at value	79

Equity Contracts	Outstanding swap contracts, at value	92,153	Outstanding swap contracts, at value	26,106

Foreign Exchange Contracts	Foreign currency contracts	284	Foreign currency contracts	197

Futures Contracts	Variation margin	21,790

Interest Rate Contracts			Outstanding swap contracts, at value	1,731,900

Total		$271,514		$1,827,339

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2011.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$119,215	$–	$(64,244)	$–	$54,971

Credit Contracts	–	27,226	–	–	27,226

Currency Contracts	114,103	–	(81,153)	–	32,950

Equity Contracts	11,002	(535,925)	319,302	–	(205,621)

Foreign Exchange Contracts	–	–	–	10,477	10,477

Interest Rate Contracts	346,913	(406,911)	144,888	–	84,890

Total	$591,233	$(915,610)	$318,793	$10,477	$4,893

38 | DECEMBER 31, 2011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$(59,760)	$–	$–	$–	$(59,760)

Credit Contracts	–	4,317	–	–	4,317

Currency Contracts	31,060	–	12,401	–	43,461

Equity Contracts	–	111,091	44,176	–	155,267

Foreign Exchange Contracts	–	–	–	2,149	2,149

Interest Rate Contracts	143,433	(1,895,510)	–	–	(1,752,077)

Total	$114,733	$(1,780,102)	$56,577	$2,149	$(1,606,643)

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and the Consolidated Statement of Investments are indicative of the Fund’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly

Janus Alternative Fund | 39

Notes to Financial Statements (unaudited) (continued)

significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending

40 | DECEMBER 31, 2011

agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code (“IRC”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, and which is generally subject to the same investment policies and restrictions of the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary and Armored Wolf is the Subsidiary’s subadviser. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction. The Fund has applied for a private letter ruling confirming that income produced by the Fund’s investment in the Subsidiary and that income from certain commodity-related investments constitutes qualifying income to the Fund. There is no guarantee that a favorable private letter ruling will be obtained.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the IRC, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) recently proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CFTC and be subject to CFTC rules and regulations. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategies and/or increase the costs of implementing its strategies.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and the Fund’s return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and

Janus Alternative Fund | 41

Notes to Financial Statements (unaudited) (continued)

mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Repurchase and Reverse Repurchase Agreements
The Fund may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.”

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and loss, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Fund’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the

42 | DECEMBER 31, 2011

cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Consolidated Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Consolidated Statement of Operations (if applicable).

The Fund did not have any securities on loan during the period ended December 31, 2011.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and do not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Consolidated Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Janus Alternative Fund | 43

Notes to Financial Statements (unaudited) (continued)

4.	Basis for Consolidation for Janus Real Return Allocation Fund

The Subsidiary was incorporated on April 19, 2011 as a wholly owned subsidiary of Janus Real Return Allocation Fund. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments by the Subsidiary and which is generally subject to the same investment policies and restrictions of the Fund. As of December 31, 2011, net assets of the Fund were $39,745,933, of which $3,947,230, or approximately 10%, represented the Fund’s ownership of the shares of the Subsidiary. Janus Real Return Allocation Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Real Return Allocation Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

5.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.

The rate shown is a fixed rate based on the Fund’s average daily net assets.

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee
Fund	of the Fund		(%) (annual rate)

Janus Real Return Allocation Fund	First $	3 Billion	0.75
	Over $	3 Billion	0.72

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Armored Wolf, LLC (“Armored Wolf”) serves as a subadviser to the Fund and to the Subsidiary, and provides advisory services to the Fund related to inflation-linked securities, emerging market debt, commodity-linked investments and participates in overall investment category allocation determinations. Armored Wolf has been in the investment management business since 2008 and provides day-to-day management of certain portions of the Fund, as well as other mutual funds and other accounts.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary (excluding the distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to 1.00% until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. This recoupment of such reimbursements expires May 13, 2014. For the period ended December 31, 2011, total reimbursement by Janus Capital was $458,203 for the Fund. As of December 31, 2011, the aggregate amount of recoupment that may be potentially made to Janus Capital is $697,538.

State Street Bank and Trust Company (“State Street”) provides certain accounting services to the Fund and the Subsidiary as part of the custodial and fund accounting arrangement, including calculating the daily NAV of each share class and certain compliance-related functions. State Street also provides certain administration services to the Fund, including services related to the Fund’s audit, tax, and reporting obligations, pursuant to an Agreement with the Trust, on behalf of the Fund. As compensation for such services, the Fund pays State Street a flat fee. Janus Capital serves as administrator to the Fund. With respect to other administration services, such as recordkeeping, and state monitoring and registration functions, Janus Capital does not receive any compensation for these services but may be reimbursed for out-of-pocket expenses by the Fund. Additionally, the Subsidiary has entered into separate agreements with State Street related to custodian, accounting, and transfer agency services related to the Subsidiary. Compensation to State Street for such services is indirectly borne by the Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including,

44 | DECEMBER 31, 2011

but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pays an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/ (depreciation) and is shown as of December 31, 2011 on the Consolidated Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2011.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $286,615 was paid by the Trust during the period ended December 31, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Janus Alternative Fund | 45

Notes to Financial Statements (unaudited) (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2011, Janus Distributors retained $15 of upfront sales charges for Class A Shares.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2011, there were contingent deferred sales charges for Class C Shares of $108.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Consolidated Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Consolidated Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Consolidated Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed- income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended December 31, 2011, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Real Return Allocation Fund
Janus Cash Liquidity Fund LLC	$23,147,994	$(21,638,980)	$4,076	$8,954,042

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2011 as indicated in the following table.

	Seed Capital at		Date of		Date of	Seed Capital
	6/30/11	Purchases	Purchases	Redemptions	Redemptions	at 12/31/11

Janus Real Return Allocation Fund – Class A Shares	$6,666,666	$–	–	$–	–	$6,666,666
Janus Real Return Allocation Fund – Class C Shares	6,666,666	–	–	–	–	$6,666,666
Janus Real Return Allocation Fund – Class D Shares	6,666,667	–	–	–	–	$6,666,667
Janus Real Return Allocation Fund – Class I Shares	6,666,667	–	–	–	–	$6,666,667
Janus Real Return Allocation Fund – Class S Shares	6,666,667	–	–	–	–	$6,666,667
Janus Real Return Allocation Fund – Class T Shares	6,666,667	–	–	–	–	$6,666,667

6.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

46 | DECEMBER 31, 2011

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, options, forward foreign currency and futures contracts, and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Real Return Allocation Fund	$42,442,577	$870,068	$(1,473,270)	$(603,202)

7.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2011

Class A Shares
2011	3.52%
2011(1)	5.68%

Class C Shares
2011	4.23%
2011(1)	6.43%

Class D Shares
2011	3.67%
2011(1)	5.96%

Class I Shares
2011	3.22%
2011(1)	5.43%

Class S Shares
2011	3.73%
2011(1)	5.93%

Class T Shares
2011	3.47%
2011(1)	5.68%

(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

Janus Alternative Fund | 47

Notes to Financial Statements (unaudited) (continued)

8.	Capital Share Transactions

	Janus
For the six-month period ended December 31, 2011	Real Return
and the fiscal period ended June 30	Allocation Fund
(all numbers in thousands)	2011	2011(1)

Transactions in Fund Shares — Class A Shares:
Shares Sold	120	669
Reinvested dividends and distributions	7	–
Shares repurchased	(86)	–
Net Increase/(Decrease) in Fund Shares	41	669
Shares Outstanding, Beginning of Period	669	–
Shares Outstanding, End of Period	710	669
Transactions in Fund Shares — Class C Shares:
Shares Sold	1	667
Reinvested dividends and distributions	6	–
Shares repurchased	(1)	–
Net Increase/(Decrease) in Fund Shares	6	667
Shares Outstanding, Beginning of Period	667	–
Shares Outstanding, End of Period	673	667
Transactions in Fund Shares — Class D Shares:
Shares Sold	100	699
Reinvested dividends and distributions	7	–
Shares repurchased	(20)	–
Net Increase/(Decrease) in Fund Shares	87	699
Shares Outstanding, Beginning of Period	699	–
Shares Outstanding, End of Period	786	699
Transactions in Fund Shares — Class I Shares:
Shares Sold	10	683
Reinvested dividends and distributions	7	–
Shares repurchased	(1)	–
Net Increase/(Decrease) in Fund Shares	16	683
Shares Outstanding, Beginning of Period	683	–
Shares Outstanding, End of Period	699	683
Transactions in Fund Shares — Class S Shares:
Shares Sold	–	667
Reinvested dividends and distributions	6	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	6	667
Shares Outstanding, Beginning of Period	667	–
Shares Outstanding, End of Period	673	667
Transactions in Fund Shares — Class T Shares:
Shares Sold	12	667
Reinvested dividends and distributions	7	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	19	667
Shares Outstanding, Beginning of Period	667	–
Shares Outstanding, End of Period	686	667

(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

48 | DECEMBER 31, 2011

9.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchase of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Real Return Allocation Fund	$8,154,166	$5,865,875	$684,358	$767,064

10.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

11.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 49

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (consolidated schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

50 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a.	Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Consolidated Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b.	Futures

A table listing futures contracts follows the Fund’s Consolidated Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c.	Options

A table listing written options contracts follows the Fund’s Consolidated Schedule of Investments (if applicable).

Janus Alternative Fund | 51

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held

52 | DECEMBER 31, 2011

by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Consolidated Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Alternative Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-127	125-24-93009 02-12

SEMIANNUAL REPORT

December 31, 2011

Janus Asset Allocation Fund

Janus World Allocation Fund
(formerly named Janus Dynamic Allocation Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Euphoria & Despair

We would like to take this opportunity to thank you for investing with Janus.

If there’s a lesson to be learned from the tumult of 2011, it’s that there are lies, damn lies and strategist reports. Few of the talking heads predicted that Europe’s debt crisis would precipitate a global crisis of confidence. Even fewer predicted that emerging markets would plunge and long-dated Treasuries would beat nearly every other asset class. We take no joy in the folly of such fortunetelling. Our point is that it is very difficult to accurately predict macro outcomes. While the macro has had tremendous influence on the markets, we continue to believe that focusing on individual company analysis is the key to long term success.

Does this mean we ignore the macro? Not at all. At the forefront of our concerns is Europe’s debt crisis. Long-term, Europe will be more competitive if it succeeds in strengthening its monetary union and implements some fiscal unity. Yet measures the EU has agreed upon will be slow, painful and potentially destabilizing. We expect to see volatility as this messy process evolves, and we expect a euro-zone recession in 2012, slowing global growth.

The U.S. has its own political circus, of course, and uncertainty over fiscal policy is not helping confidence. Yet we believe the U.S. is in a fairly stable, low growth environment. Leading economic indicators have picked up and consumer confidence has rebounded to the highest levels since April 2011. Unfortunately, the sustainability of U.S. growth is subject to external shocks (i.e. Europe) and remains a major risk factor.

Equities: Corporate Dynamism Prevails

Corporate earnings growth has generally been strong, yet valuations reflect fears that it may not last. A major concern is that profit margins are near record levels and will likely revert to the historical mean. Based on our research and observations, however, many businesses appear highly attuned to protecting margins. Equity valuations look compelling, moreover, when paired with companies that are well positioned strategically.

In terms of investing themes, our analysts are finding opportunities across sectors. In energy, we see attractive potential in oil-field services and equipment companies, which are benefiting from rising levels of exploration and production. In health care, our analysts are focusing on companies with innovative drugs that address unmet medical needs. Our consumer team, meanwhile, sees opportunity in retailers that are leveraging technology to extend their global brand and gain market share.

Overall, we think this is an opportune time to own equities. Entry points look attractive based on recent multiples and projected growth rates. We think the odds are stacked in favor of equities, especially if they have growing free cash and competitive advantages that can enable them to gain share.

Fixed Income: Lower Rates for Longer

If there’s a fixed income theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has stressed that its zero-rate policy will continue through 2013. The real questions now are around QE3 (a third round of quantitative easing). We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness. An additional theme for 2012 will be that central banks around the globe will continue to engage in loose monetary policies as the threat of slower growth remains high.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk-adjusted returns. Profit margins are high and companies are accumulating cash on balance sheets. Moreover, management teams are being more careful with balance sheets. We think this conservatism will continue through 2012, fueling more free cash flow, liquidity in the system and, ultimately, support for investment grade and high yield bonds.

In other areas, we are balancing our “risk positions” with Treasuries, which we believe offer an insurance policy against extreme events and market volatility. With the markets remaining volatile, we think this allocation to Treasuries needs to be actively managed, and we expect

Janus Asset Allocation Fund | 1

(Continued) (unaudited)

to reduce our allocation to take advantage of opportunities as the market presents them.

Conclusion: Corporate Playbooks Can Still Create Value

Despite the difficult environment, we continue to identify companies that look well positioned to grow. Multiples are undemanding historically, and many businesses have proven they can maintain earnings and margins even in a weak demand environment. Maintaining balance in a portfolio is critical in this environment, however. As long term investors, we are always attuned to protecting on the downside, while attempting to find opportunities in the marketplace with the most attractive risk/reward. Long term, we think this offers the best way to achieve strong results.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 12-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | DECEMBER 31, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Fund | 3

Janus World Allocation Fund (unaudited)

Fund Snapshot
We believe that active asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital and outperform peers over time. We determine asset allocation by isolating the drivers of risk and return; then allocate using a dynamic approach that seeks to take advantage of market movements to enhance returns during rallies and protect principal during declines.
Dan Scherman portfolio manager

Performance Overview

Janus World Allocation Fund’s Class I Shares returned -9.42% for the six-month period ended December 31, 2011. This compares to a return of -11.49% for the MSCI All Country World Index, the Fund’s primary benchmark, during the same period. These results compare to a -6.99% return by its secondary benchmark, the World Allocation Index, a hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Index (65%) and the Barclays Capital Global Aggregate Bond Index (35%).

Market Review

Global stocks sold off significantly during the third quarter following a first-ever downgrade of U.S. government debt, rising concerns over global economic growth and worries that the European sovereign debt saga could worsen. The increasing probability of a default by Greece and investor disquiet over the U.S. Federal Reserve’s (Fed) downbeat economic outlook contributed to further declines. The Fed indicated it would maintain its near zero-interest rate policy through mid-2013 and announced it would increase its share of long-term Treasuries in an attempt to make credit cheaper and spur spending and investment. The Fed acknowledged “significant” downside risks to the economy and noted “strains” in the global financial markets. A weak reading on manufacturing in China added to the bearish environment. Equities rebounded somewhat in the fourth quarter on hopes European leaders were taking steps to resolve the region’s debt crisis. Improving economic data in the U.S. also aided sentiment. Following a period of spiking European government bond yields, particularly in Italy and Spain, and changes in governments in Greece, Italy and Spain, central banks announced a coordinated plan to make dollar funding cheaper for European banks. China also said the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during the year. Meanwhile, in the U.S., employment, manufacturing and housing data showed improvement.

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the U.S. and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the U.S.’s sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise. In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank (ECB) served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries. Meanwhile,

4 | DECEMBER 31, 2011

(unaudited)

U.S. macroeconomic data continued to reflect a strengthening domestic economy.

From an asset class perspective, correlations spiked and remained high, meaning there were few places to hide from the volatility.

Investment Process

Janus World Allocation Fund is structured as a proprietary fund-of-funds, which means we have the ability to select from Janus, INTECH and Perkins funds currently available to shareholders. When we want exposure to an asset class not represented by any of these managers, we are free to invest outside our corporate umbrella, as we have done this period in the case of our commodities and foreign currency strategy investments.

Our choice of investments is driven not only by an evaluation of the quality and sustainability of fund performance, but also by our characterization of each underlying strategy as CORE, ALPHA or ALTS (Alternatives). While we employ very specific quantitative and qualitative criteria for inclusion in each of these “modules,” they can be simplified this way:

•	CORE strategies are stock and bond portfolios – both international and domestic – that seek to provide market-like exposure to the segments of the market in which each manager specializes.

•	ALPHA strategies are those that seek market-beating performance more or less independent of investment style or asset class.

•	ALTS strategies march to their own beat and seek to diversify some of the risks assumed by investing in CORE and ALPHA strategies.

Once we’ve defined our investable universe and parsed it into these three categories, we then employ techniques such as mean-variance optimization (as well as a measured dose of qualitative judgment) to assemble each module independently. For example, in the CORE module, we mix and match the eligible CORE funds into a portfolio that best mimics what we believe represents “the market” to a modern investor. Next, we look across the roster of available ALPHA strategies to assemble a portfolio that gives us what we believe will be the greatest return in exchange for the least amount of risk. Finally, we assemble a portfolio of ALTS assets that we believe will have the lowest possible correlation with the first two modules in an effort to diversify away some of the risks inherent in investing in the other two.

Once the three individual modules are built, we attempt to combine them in a way designed to take advantage of both the benefits of asset class diversification and the current market environment. We do this not by allocating tactically among the modules, or by investing a set percentage of Fund assets in each asset class and then periodically rebalancing back toward those targets, but instead by allocating assets on the basis of how much risk we believe shareholders can bear. When we think risky assets are performing well, we systematically allocate more to the ALPHA module; when we think they are performing poorly, we systematically allocate a greater percentage to CORE.

Performance Review

The Fund outperformed its primary index due to its allocation to fixed income, which generated gains as compared to the significant losses for equities. The Fund underperformed its secondary benchmark, the World Allocation Index, due largely to weak performance among funds within the all-equity ALPHA sleeve. Our underweight in fixed income (26.4% average weight vs. 35%) also weighed on relative performance, although this was somewhat offset by our 12% average weight in ALTS, which had only a fractional loss.

Unsurprisingly, the Fund’s most aggressive strategies, Janus Overseas Fund and Janus Global Select Fund, based on their willingness to take on volatility, detracted the most from absolute performance. Both funds, as well as the third worst performer, Janus International Equity Fund, were negatively impacted by the poor performance of international equities relative to domestic stocks during the period. Janus Overseas Fund and Janus Global Select Fund are in the ALPHA sleeve, which we incrementally changed throughout the period in response to its performance.

We reduced the allocation to ALPHA in favor of the less aggressive CORE sleeve amid the volatility and in keeping with the standard rebalancing model. We also made incremental changes to the underlying fund allocations mostly by adding Perkins Global Value Fund, a conservatively positioned investment relative to Janus Overseas Fund and Janus Global Select Fund, which were both trimmed somewhat. We also reduced our allocations to Janus Forty Fund and Janus Contrarian Fund within the sleeve. While we feel the changes reduced the sleeve’s overall volatility, we think it is still aggressive enough to allow the Fund to fully participate in a market recovery.

We felt the ALTS sleeve did its job by providing a much needed ballast during the third quarter sell-off. It

Janus Asset Allocation Fund | 5

Janus World Allocation Fund (unaudited)

outperformed both the all-equity ALPHA and allocated/blended CORE sleeves for the six-month period. The most notable change within the ALTS sleeve was adding exposure to gold through the SPDR Gold Trust (ETF) and trimming our commodities investment, the iShares S&P GSCI Commodity – Indexed Trust (ETF). We have long been skeptical of gold amid its historic run-up, but have been increasingly drawn to its relatively low correlation to equities (which is extremely valuable in this highly correlated market) as well as its potential role as an inflation hedge. Meanwhile, traditional commodities have shown an increased propensity to trade in line with stocks. This made swapping some of our traditional commodity exposure for gold exposure more palatable. Nonetheless, gold retreated sharply during the latter half of the year. Near-term correlation to equities has also been unnaturally high, but we continue to believe in the long-term diversification benefits the metal can provide and increased our target allocation to it toward the end of the period. Meanwhile, the WisdomTree Dreyfus Chinese Yuan Fund (ETF) performed relatively well as the Fund’s third largest absolute contributor. Although we still believe the currency is an ideal ALTS asset with naturally low correlation to bonds and stocks as well as an asymmetric risk/return profile, we reduced our exposure. We feel the upside for the currency is more limited today than it was when we initiated the position given the currency’s recent appreciation.

The CORE sleeve also performed satisfactorily since it outperformed the World Allocation Index. Unsurprisingly, fixed income funds, Janus Flexible Bond Fund and Janus Global Bond Fund, were the largest absolute contributors for the sleeve and the Fund overall. The most significant change within the sleeve was increasing our exposure to Janus Global Bond Fund from Janus Flexible Bond Fund, which reflects the Fund’s global mandate adopted during the period. We believe investors are better served by a global mandate, since national borders are less relevant in our view than ever for investors and country constraints can prevent managers from taking advantage of opportunities.

Outlook

Looking forward, we are satisfied with the Fund’s current positioning, but we are looking for evidence that the environment has stabilized which could lead us to re-position more aggressively for growth.

Thank you for investing in Janus World Allocation Fund.

6 | DECEMBER 31, 2011

(unaudited)

Janus World Allocation Fund (% of Net Assets)

Core
INTECH International Fund(1) – Class I Shares	2.1%
INTECH U.S. Growth Fund(2) – Class I Shares	2.4%
INTECH U.S. Value Fund(3) – Class I Shares	2.5%
Janus Global Bond Fund – Class I Shares	17.0%
Janus Flexible Bond Fund – Class I Shares	6.8%
Janus Global Technology Fund – Class I Shares	4.3%
Janus Growth and Income Fund – Class I Shares	0.0%
Janus High-Yield Fund – Class I Shares	3.4%
Janus International Equity Fund – Class I Shares	7.0%
Janus Research Fund – Class I Shares	0.7%
Janus Short-Term Bond Fund – Class I Shares	3.3%
Janus Triton Fund – Class I Shares	3.4%
Perkins Global Value Fund – Class I Shares	5.9%
Perkins Large Cap Value Fund – Class I Shares	1.0%
Perkins Mid Cap Value Fund – Class I Shares	2.4%
Perkins Small Cap Value Fund – Class I Shares	1.9%
Alpha
Janus Contrarian Fund – Class I Shares	0.9%
Janus Forty Fund – Class I Shares	1.7%
Janus Global Life Sciences Fund – Class I Shares	5.1%
Janus Global Select Fund – Class I Shares	8.3%
Janus Overseas Fund – Class I Shares	8.1%
Alternative
iShares S&P GSCI Commodity – Indexed Trust (ETF)	3.0%
Janus Global Market Neutral Fund(4) – Class I Shares	1.3%
Janus Global Real Estate Fund – Class I Shares	1.8%
SPDR Gold Trust (ETF)	2.6%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	3.5%

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.
(4)	Formerly named Janus Long/Short Fund.

Janus World Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2011

*Includes Cash and Cash Equivalents of (0.4)%.

Janus Asset Allocation Fund | 7

Janus World Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011				Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus World Allocation Fund – Class A Shares

NAV	–9.47%	–7.97%	–0.02%	2.22%	1.39%

MOP	–14.66%	–13.24%	–1.79%

Janus World Allocation Fund – Class C Shares

NAV	–9.68%	–8.61%	–0.62%	3.09%	2.14%

CDSC	–10.52%	–9.46%	–0.62%

Janus World Allocation Fund – Class I Shares	–9.42%	–8.00%	0.06%	2.07%	1.14%

Janus World Allocation Fund – Class S Shares	–9.41%	–8.07%	–0.19%	2.45%	1.64%

Janus World Allocation Fund – Class T Shares	–9.38%	–7.87%	0.03%	2.05%	1.39%

Morgan Stanley Capital International All Country World IndexSM	–11.49%	–7.35%	–0.71%

World Allocation Index	–6.99%	–2.72%	2.25%

Lipper Quartile – Class I Shares	–	3rd	3rd

Lipper Ranking – based on total returns for Global Flexible Portfolio Funds	–	179/253	90/140

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | DECEMBER 31, 2011

(unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the underlying funds. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective September 30, 2011, Janus Dynamic Allocation Fund changed its name to Janus World Allocation Fund, its primary benchmark from Russell 3000 Index to MSCI All Country World Index and its secondary benchmark from Dynamic Allocation Composite Index to World Allocation Index.

*	The predecessor Fund’s inception date – September 3, 2008

Janus Asset Allocation Fund | 9

Janus World Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$906.30	$2.30*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$903.20	$5.60*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$905.80	$2.30

Hypothetical (5% return before expenses)	$1,000.00	$1,022.72	$2.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$905.10	$3.06*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$3.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$906.10	$2.06*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.98	$2.19

†	Expenses are equal to the annualized expense ratio of 0.48% for Class A Shares, 1.17% for Class C Shares, 0.48% for Class I Shares, 0.64% for Class S Shares and 0.43% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class A Shares, Class C Shares, Class S Shares and Class T Shares. Without these waivers, the expenses paid during the period would have been $3.50 for Class A Shares, $7.08 for Class C Shares, $4.69 for Class S Shares and $3.50 for Class T Shares.

10 | DECEMBER 31, 2011

Janus World Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Exchange – Traded Funds – 9.1%
Commodity – 5.6%
6,100	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$201,178
1,130	SPDR Gold Trust (ETF)*	171,749
Currency – 3.5%
9,470	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	238,549

Total Exchange – Traded Funds (cost $596,064)		611,476

Mutual Funds(1) – 91.3%
Equity Funds – 60.8%
21,068	INTECH International Fund(2) – Class I Shares	138,630
12,348	INTECH U.S. Growth Fund(3) – Class I Shares	160,523
17,840	INTECH U.S. Value Fund(4) – Class I Shares	169,475
5,092	Janus Contrarian Fund – Class I Shares	62,731
3,577	Janus Forty Fund – Class I Shares	112,140
13,806	Janus Global Life Sciences Fund – Class I Shares	343,496
9,612	Janus Global Market Neutral Fund(5) – Class I Shares	86,318
15,035	Janus Global Real Estate Fund – Class I Shares	119,977
57,611	Janus Global Select Fund – Class I Shares	555,948
18,120	Janus Global Technology Fund – Class I Shares	288,653
5	Janus Growth and Income Fund – Class I Shares	151
48,328	Janus International Equity Fund – Class I Shares	466,853
17,277	Janus Overseas Fund – Class I Shares	544,409
1,762	Janus Research Fund – Class I Shares	49,474
13,862	Janus Triton Fund – Class I Shares	226,368
34,327	Perkins Global Value Fund – Class I Shares	395,789
5,140	Perkins Large Cap Value Fund – Class I Shares	64,660
7,974	Perkins Mid Cap Value Fund – Class I Shares	160,908
6,079	Perkins Small Cap Value Fund – Class I Shares	124,003
		4,070,506
Fixed Income Funds – 30.5%
43,147	Janus Flexible Bond Fund – Class I Shares	454,766
110,709	Janus Global Bond Fund – Class I Shares	1,136,983
25,919	Janus High-Yield Fund – Class I Shares	226,532
73,725	Janus Short-Term Bond Fund – Class I Shares	224,861
		2,043,142

Total Mutual Funds (cost $5,957,366)		6,113,648

Money Market – 0.1%
4,000	Janus Cash Liquidity Fund LLC, 0% (cost $4,000)	4,000

Total Investments (total cost $6,557,430) – 100.5%		6,729,124

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(34,890)

Net Assets – 100%		$6,694,234

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Formerly named Janus Long/Short Fund.

See Notes to Schedule of Investments and Financial Statements.

Janus Asset Allocation Fund | 11

Statement of Assets and Liabilities

As of December 31, 2011 (unaudited)	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Assets:
Investments at cost	$6,557
Unaffiliated investments at value	$611
Affiliated investments at value	6,118
Receivables:
Investments sold	110
Fund shares sold	1
Dividends	6
Due from adviser	17
Non-interested Trustees’ deferred compensation	–
Other assets	2
Total Assets	6,865
Liabilities:
Payables:
Due to custodian	76
Investments purchased	41
Dividends	–
Advisory fees	–
Fund administration fees	–
Administrative services fees	1
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	2
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	48
Total Liabilities	171
Net Assets	$6,694

See footnotes at the end of the Statement.

See Notes to Financial Statements.

12 | DECEMBER 31, 2011

As of December 31, 2011 (unaudited)	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$6,591
Undistributed net investment income*	21
Undistributed net realized loss from investment and foreign currency transactions*	(90)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	172
Total Net Assets	$6,694
Net Assets - Class A Shares	$2,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	302
Net Asset Value Per Share(2)	$8.77
Maximum Offering Price Per Share(3)	$9.31
Net Assets - Class C Shares	$2,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	264
Net Asset Value Per Share(2)	$8.63
Net Assets - Class I Shares	$834
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95
Net Asset Value Per Share	$8.79
Net Assets - Class S Shares	$231
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26
Net Asset Value Per Share	$8.73
Net Assets - Class T Shares	$701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	80
Net Asset Value Per Share	$8.76

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Fund | 13

Statement of Operations

For the six-month period ended December 31, 2011 (unaudited)	Janus World
(all numbers in thousands)	Allocation Fund(1)

Investment Income:
Interest	$–
Dividends from affiliates	100
Total Investment Income	100
Expenses:
Advisory fees	3
Shareholder reports expense	26
Transfer agent fees and expenses	1
Custodian fees	1
Professional fees	24
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Administrative services fees - Class S Shares	–
Administrative services fees - Class T Shares	1
Distribution fees and shareholder servicing fees - Class A Shares	4
Distribution fees and shareholder servicing fees - Class C Shares	13
Distribution fees and shareholder servicing fees - Class S Shares	–
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	2
Administrative, networking and omnibus fees - Class I Shares	1
Other expenses	1
Total Expenses	78
Expense and Fee Offset	–
Net Expenses	78
Less: Excess Expense Reimbursement	(51)
Net Expenses after Expense Reimbursement	27
Net Investment Income	73
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(2)	(49)
Capital gain distributions from Underlying Funds	95
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(955)
Net Loss on Investments	(909)
Net Decrease in Net Assets Resulting from Operations	$(836)

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.
See Notes to Financial Statements.

14 | DECEMBER 31, 2011

Statements of Changes in Net Assets

For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Janus World Allocation Fund(1)
(all numbers in thousands)	2011	2011

Operations:
Net investment income	$73	$111
Net realized gain/(loss) from investment and foreign currency transactions(2)	(49)	418
Capital gain distribution from Underlying Funds	95	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(955)	723
Net Increase/(Decrease) in Net Assets Resulting from Operations	(836)	1,255
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(34)	(49)
Class C Shares	(30)	(23)
Class I Shares	(10)	(20)
Class S Shares	(3)	(4)
Class T Shares	(9)	(3)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(142)	(83)
Class C Shares	(125)	(73)
Class I Shares	(45)	(33)
Class S Shares	(12)	(8)
Class T Shares	(38)	(5)
Net Decrease from Dividends and Distributions	(448)	(301)
Capital Share Transactions:
Shares Sold
Class A Shares	154	593
Class C Shares	87	788
Class I Shares	44	625
Class S Shares	1	24
Class T Shares	82	3,187
Reinvested Dividends and Distributions
Class A Shares	172	129
Class C Shares	145	88
Class I Shares	55	53
Class S Shares	15	12
Class T Shares	47	8
Shares Repurchased
Class A Shares	(817)	(516)
Class C Shares	(442)	(677)
Class I Shares	(368)	(943)
Class S Shares	(1)	(112)
Class T Shares	(257)	(2,342)
Net Increase/(Decrease) from Capital Share Transactions	(1,083)	917
Net Increase/(Decrease) in Net Assets	(2,367)	1,871
Net Assets:
Beginning of period	9,061	7,190
End of period	$6,694	$9,061

Undistributed Net Investment Income*	$21	$34

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.
See Notes to Financial Statements.

Janus Asset Allocation Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Janus World Allocation Fund(1)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.37	$9.20	$8.76	$10.00
Income from Investment Operations:
Net investment income	.12	.17	.07	.15
Net gain/(loss) on investments (both realized and unrealized)	(1.10)	1.41	.49	(1.31)
Total from Investment Operations	(.98)	1.58	.56	(1.16)
Less Distributions:
Dividends (from net investment income)*	(.12)	(.15)	(.10)	(.08)
Distributions (from capital gains)*	(.50)	(.26)	(.02)	–
Total Distributions	(.62)	(.41)	(.12)	(.08)
Net Asset Value, End of Period	$8.77	$10.37	$9.20	$8.76
Total Return**	(9.37)%	17.21%	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$2,650	$3,651	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$3,176	$3,482	$2,956	$488
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.48%(6)	0.46%	0.45%	0.62%
Ratio of Net Expenses to Average Net Assets***(4)(5)	0.48%(6)	0.46%	0.45%	0.61%
Ratio of Net Investment Income to Average Net Assets***	2.03%	1.62%	1.13%	3.35%
Portfolio Turnover Rate***	46%	71%	51%	78%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Janus World Allocation Fund(1)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.25	$9.11	$8.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.08	(.01)	.19
Net gain/(loss) on investments (both realized and unrealized)	(1.08)	1.40	.50	(1.37)
Total from Investment Operations	(1.00)	1.48	.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(.12)	(.08)	(.10)	(.08)
Distributions (from capital gains)*	(.50)	(.26)	(.02)	–
Total Distributions	(.62)	(.34)	(.12)	(.08)
Net Asset Value, End of Period	$8.63	$10.25	$9.11	$8.74
Total Return**	(9.68)%	16.27%	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$2,278	$2,922	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$2,536	$2,776	$2,168	$684
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.17%(7)	1.26%	1.22%	0.48%(7)
Ratio of Net Expenses to Average Net Assets***(4)(5)	1.17%(7)	1.26%	1.21%	0.48%(7)
Ratio of Net Investment Income to Average Net Assets***	1.46%	0.81%	0.34%	3.37%
Portfolio Turnover Rate***	46%	71%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 0.73% and 0.73%, respectively, without the waiver of these fees and expenses.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.48% and 1.48%, respectively, in the six-month period ended December 31, 2011 and 1.46% and 1.45%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

16 | DECEMBER 31, 2011

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Janus World Allocation Fund(1)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.39	$9.22	$8.79	$10.00
Income from Investment Operations:
Net investment income	.15	.18	.05	.19
Net gain/(loss) on investments (both realized and unrealized)	(1.14)	1.40	.50	(1.32)
Total from Investment Operations	(.99)	1.58	.55	(1.13)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.15)	(.10)	(.08)
Distributions (from capital gains)*	(.50)	(.26)	(.02)	–
Total Distributions	(.61)	(.41)	(.12)	(.08)
Net Asset Value, End of Period	$8.79	$10.39	$9.22	$8.79
Total Return**	(9.42)%	17.22%	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$834	$1,276	$1,371	$782
Average Net Assets for the Period (in thousands)	$1,042	$1,367	$1,332	$382
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.48%	0.48%	0.46%	0.46%
Ratio of Net Expenses to Average Net Assets***(4)(5)	0.48%	0.48%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets***	2.09%	1.62%	1.12%	3.57%
Portfolio Turnover Rate***	46%	71%	51%	78%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Janus World Allocation Fund(1)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.34	$9.17	$8.75	$10.00
Income from Investment Operations:
Net investment income	.09	.19	.15	.19
Net gain/(loss) on investments (both realized and unrealized)	(1.08)	1.36	.39	(1.36)
Total from Investment Operations	(.99)	1.55	.54	(1.17)
Less Distributions:
Dividends (from net investment income)*	(.12)	(.12)	(.10)	(.08)
Distributions (from capital gains)*	(.50)	(.26)	(.02)	–
Total Distributions	(.62)	(.38)	(.12)	(.08)
Net Asset Value, End of Period	$8.73	$10.34	$9.17	$8.75
Total Return**	(9.49)%	16.95%	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$231	$255	$292	$458
Average Net Assets for the Period (in thousands)	$235	$326	$355	$274
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.64%(6)	0.77%	0.75%	0.72%
Ratio of Net Expenses to Average Net Assets***(4)(5)	0.64%(6)	0.77%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets***	2.14%	1.37%	0.79%	3.09%
Portfolio Turnover Rate***	46%	71%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 0.98% and 0.98%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 17

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Janus World Allocation Fund(1)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.36	$9.21	$8.78	$8.25
Income from Investment Operations:
Net investment income	.12	.18	.09	.01
Net gain/(loss) on investments (both realized and unrealized)	(1.10)	1.39	.46	.52
Total from Investment Operations	(.98)	1.57	.55	.53
Less Distributions:
Dividends (from net investment income)*	(.12)	(.16)	(.10)	–
Distributions (from capital gains)*	(.50)	(.26)	(.02)	–
Total Distributions	(.62)	(.42)	(.12)	–
Net Asset Value, End of Period	$8.76	$10.36	$9.21	$8.78
Total Return**	(9.39)%	17.04%	6.14%	6.42%
Net Assets, End of Period (in thousands)	$701	$957	$39	$1
Average Net Assets for the Period (in thousands)	$737	$1,044	$27	$1
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.43%(6)	0.51%	0.47%	0.76%
Ratio of Net Expenses to Average Net Assets***(4)(5)	0.43%(6)	0.51%	0.46%	0.70%
Ratio of Net Investment Income to Average Net Assets***	2.24%	0.54%	0.97%	1.56%
Portfolio Turnover Rate***	46%	71%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 0.73% and 0.73%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

18 | DECEMBER 31, 2011

Notes to Schedule of Investments (unaudited)

Barclays Capital Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Lipper Global Flexible Portfolio Funds	Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

World Allocation Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Morgan Stanley Capital International All Country World IndexSM (65%) and the Barclays Capital Global Aggregate Bond Index (35%).

ETF	Exchange-Traded Fund

SPDR	Standard & Poor’s Depositary Receipt

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus World Allocation Fund(1)
Exchange-Traded Funds	$611,476	$–	$–
Mutual Funds
Equity Funds	–	4,070,506	–
Fixed Income Funds	–	2,043,142	–
Money Market	–	4,000	–
Total Investments in Securities	$611,476	$6,117,648	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Asset Allocation Fund | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus World Allocation Fund (formerly named Janus Dynamic Allocation Fund) (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2011. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The expected asset allocation ranges are as follows: 30%-80% equity investments, 20%-60% fixed income investments, and 0%-20% alternative investments for the Fund. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategy of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY
INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s

20 | DECEMBER 31, 2011

mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that is (i) incorporated or has its principal business activities in an Asian country; (ii) primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, an Asian country. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equitylinked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the

Janus Asset Allocation Fund | 21

Notes to Financial Statements (unaudited) (continued)

MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL MARKET NEUTRAL FUND (formerly named JANUS LONG/SHORT FUND) seeks long-term capital appreciation independent of stock market direction. The fund’s market neutral strategy attempts to create a portfolio that limits stock market risk and delivers absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and ETFs in an effort to insulate the fund’s performance from general stock market movements. The fund seeks a combination of long and short positions that may provide positive returns regardless of market direction, through a complete market cycle. The fund will generally buy long securities that the portfolio manager believes will go up in price and will sell short ETFs and other equity securities the portfolio manager believes will go down in price. The fund may also take long and short positions in derivative instruments that provide exposure to the equity markets, including swaps, options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also have significant exposure to emerging markets.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments

22 | DECEMBER 31, 2011

to 15% of its net assets, measured at the time of purchase.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20% of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located

Janus Asset Allocation Fund | 23

Notes to Financial Statements (unaudited) (continued)

anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for each share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories and may, at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall

24 | DECEMBER 31, 2011

outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. This average is updated monthly. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. This average is updated monthly. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds),

Janus Asset Allocation Fund | 25

Notes to Financial Statements (unaudited) (continued)

convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in floating rate loans, buy backs or dollar rolls, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
The Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to

26 | DECEMBER 31, 2011

U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Janus Asset Allocation Fund | 27

Notes to Financial Statements (unaudited) (continued)

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service

28 | DECEMBER 31, 2011

and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal period.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund and underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to,

Janus Asset Allocation Fund | 29

Notes to Financial Statements (unaudited) (continued)

counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Fund and underlying funds may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund and underlying funds.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund and underlying funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund and underlying funds paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s and underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund or underlying funds create leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Fund during the period ended December 31, 2011.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high

30 | DECEMBER 31, 2011

degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value.

Janus Asset Allocation Fund | 31

Notes to Financial Statements (unaudited) (continued)

The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Global Market Neutral Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Global Market Neutral Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Global Market Neutral Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Global Market Neutral Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Global Market Neutral Fund’s agreement with its lender, the NAV per share of Janus Global Market Neutral Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Global Market Neutral Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Global Market Neutral Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Global Market Neutral Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Global Market Neutral Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities, if applicable.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in

32 | DECEMBER 31, 2011

developed securities markets, resulting in greater risk to investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. The underlying funds may pay fees such as facility fees. Such fees may affect the underlying funds’ returns.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing underlying fund’s

Janus Asset Allocation Fund | 33

Notes to Financial Statements (unaudited) (continued)

total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds, maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as

34 | DECEMBER 31, 2011

amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and an underlying fund’s portion of the interest income earned on cash collateral are included on the underlying fund’s Statement of Operations in its most recent annual or semiannual reports (if applicable).

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit.

Janus Asset Allocation Fund | 35

Notes to Financial Statements (unaudited) (continued)

The underlying Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus World Allocation Fund(1)	All Asset Levels	0.07

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the

36 | DECEMBER 31, 2011

Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit (%)

Janus World Allocation Fund(1)	0.45

(1)	Formerly named Janus Dynamic Allocation Fund.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires September 3, 2011. At the period ended December 31, 2011, there was no recoupment.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2011.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $286,615 was paid by the Trust during the period ended December 31, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2011, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus World Allocation Fund(1)	$585

(1)	Formerly named Janus Dynamic Allocation Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of

Janus Asset Allocation Fund | 37

Notes to Financial Statements (unaudited) (continued)

the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus World Allocation Fund(1)	$238

(1)	Formerly named Janus Dynamic Allocation Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended December 31, 2011, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/11

Janus World Allocation Fund(1)
INTECH International Fund(2) – Class I Shares	835	$5,833	(5,586)	$(43,060)	$(4,563)	$1,344	$138,630
INTECH U.S. Growth Fund(3) – Class I Shares	460	6,069	(4,131)	(50,218)	3,468	1,559	160,523
INTECH U.S. Value Fund(4) – Class I Shares	818	7,777	(5,839)	(56,056)	(1,313)	3,166	169,475
Janus Cash Liquidity Fund LLC	187,064	187,061	(330,194)	(330,194)	–	48	4,000
Janus Contrarian Fund – Class I Shares	377	4,823	(13,958)	(163,446)	4,382	2	62,731
Janus Flexible Bond Fund – Class I Shares	4,083	43,354	(77,180)	(753,756)	67,041	16,664	454,766
Janus Forty Fund – Class I Shares	280	9,144	(10,675)	(327,870)	7,438	1,519	112,140
Janus Global Bond Fund – Class I Shares	100,420	1,040,402	(17,837)	(184,835)	68	18,192	1,136,983
Janus Global Life Sciences Fund – Class I Shares	426	10,525	(4,060)	(97,411)	1,505	643	343,496
Janus Global Market Neutral Fund(5) – Class I Shares	1,268	11,597	(2,712)	(28,572)	(2,207)	8,522	86,318
Janus Global Real Estate Fund – Class I Shares	806	6,787	(4,184)	(39,315)	(4,160)	2,687	119,977
Janus Global Select Fund – Class I Shares	2,389	24,370	(17,865)	(217,438)	(38,434)	6,236	555,948
Janus Global Technology Fund – Class I Shares	552	9,256	(4,896)	(87,847)	(8,107)	–	288,653
Janus Growth and Income Fund – Class I Shares	–	1	–	–	–	1	151
Janus High-Yield Fund – Class I Shares	1,768	15,511	(6,020)	(55,491)	(2,759)	9,200	226,532
Janus International Equity Fund – Class I Shares	4,845	48,308	(12,909)	(150,229)	(17,261)	7,831	466,853
Janus Overseas Fund – Class I Shares	2,190	74,049	(4,327)	(207,911)	(43,343)	–	544,409
Janus Research Fund – Class I Shares	41	1,176	(1,311)	(37,164)	(1,059)	407	49,474
Janus Short-Term Bond Fund – Class I Shares	3,104	9,514	(17,213)	(52,887)	(155)	2,931	224,861
Janus Triton Fund – Class I Shares	865	14,289	(3,200)	(51,909)	823	635	226,368
Perkins Global Value Fund – Class I Shares	17,408	202,115	(6,658)	(84,226)	(4,504)	9,444	395,789
Perkins Large Cap Value Fund – Class I Shares	1,551	19,681	(986)	(13,246)	(340)	1,454	64,660
Perkins Mid Cap Value Fund – Class I Shares	892	18,504	(1,945)	(44,754)	(2,404)	2,588	160,908
Perkins Small Cap Value Fund – Class I Shares	912	19,228	(1,448)	(36,083)	(3,075)	5,152	124,003

		$1,789,374		$(3,113,918)	$(48,959)	$100,225	$6,117,648

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Formerly named Janus Long/Short Fund.

38 | DECEMBER 31, 2011

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/11	Purchases	Purchases	Redemptions	Redemption	12/31/11

Janus World Allocation Fund(1) - Class S Shares	$211,089	$–	–	$–	–	$211,089

(1)	Formerly named Janus Dynamic Allocation Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus World Allocation Fund(1)	$6,723,731	$260,982	$(255,589)	$5,393

(1)	Formerly named Janus Dynamic Allocation Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets and do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

For the six-month period ended December 31, 2011 (unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009

Janus
World Allocation Fund(1)

Class A Shares
2011	1.76%
2011	1.55%
2010(2)	1.57%
2009(3)	13.34%

Class C Shares
2011	2.59%
2011	2.42%
2010(2)	2.28%
2009(3)	13.46%

Janus Asset Allocation Fund | 39

Notes to Financial Statements (unaudited) (continued)

Janus
World Allocation Fund(1)

Class I Shares
2011	1.60%
2011	1.40%
2010(2)	1.35%
2009(3)	13.47%

Class S Shares
2011	1.97%
2011	1.78%
2010(2)	1.91%
2009(3)	16.43%

Class T Shares
2011	1.71%
2011	1.38%
2010(2)	1.12%
2009(4)	7.61%

(1)	Formerly named Janus Dynamic Allocation Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

40 | DECEMBER 31, 2011

7.	Capital Share Transactions

	Janus World
For the six-month period ended December 31, 2011 (unaudited)	Allocation Fund(1)
and the fiscal year ended June 30, 2011 (all numbers are in thousands)	2011	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	16	57
Reinvested dividends and distributions	20	12
Shares repurchased	(86)	(50)
Net Increase/(Decrease) in Fund Shares	(50)	19
Shares Outstanding, Beginning of Period	352	333
Shares Outstanding, End of Period	302	352
Transactions in Fund Shares – Class C Shares:
Shares sold	9	77
Reinvested dividends and distributions	17	8
Shares repurchased	(47)	(67)
Net Increase/(Decrease) in Fund Shares	(21)	18
Shares Outstanding, Beginning of Period	285	267
Shares Outstanding, End of Period	264	285
Transactions in Fund Shares – Class I Shares:
Shares sold	5	61
Reinvested dividends and distributions	6	5
Shares repurchased	(39)	(92)
Net Increase/(Decrease) in Fund Shares	(28)	(26)
Shares Outstanding, Beginning of Period	123	149
Shares Outstanding, End of Period	95	123
Transactions in Fund Shares – Class S Shares:
Shares sold	–	3
Reinvested dividends and distributions	2	1
Shares repurchased	(1)	(11)
Net Increase/(Decrease) in Fund Shares	1	(7)
Shares Outstanding, Beginning of Period	25	32
Shares Outstanding, End of Period	26	25
Transactions in Fund Shares – Class T Shares:
Shares sold	9	306
Reinvested dividends and distributions	5	1
Shares repurchased	(26)	(219)
Net Increase/(Decrease) in Fund Shares	(12)	88
Shares Outstanding, Beginning of Period	92	4
Shares Outstanding, End of Period	80	92

(1)	Formerly named Janus Dynamic Allocation Fund.

Janus Asset Allocation Fund | 41

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus World Allocation Fund(1)	$1,792,930	$3,002,541	$–	$–

(1)	Formerly named Janus Dynamic Allocation Fund.

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Asset Allocation Fund | 43

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

44 | DECEMBER 31, 2011

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Asset Allocation Fund | 45

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2011. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment

46 | DECEMBER 31, 2011

adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Asset Allocation Fund | 47

Notes

48 | DECEMBER 31, 2011

Notes

Janus Asset Allocation Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-127	125-24-93008 02-12

SEMIANNUAL REPORT

December 31, 2011

Janus Asset Allocation Funds

Janus Growth Allocation Fund
Janus Moderate Allocation Fund
Janus Conservative Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Euphoria & Despair

We would like to take this opportunity to thank you for investing with Janus.

If there’s a lesson to be learned from the tumult of 2011, it’s that there are lies, damn lies and strategist reports. Few of the talking heads predicted that Europe’s debt crisis would precipitate a global crisis of confidence. Even fewer predicted that emerging markets would plunge and long-dated Treasuries would beat nearly every other asset class. We take no joy in the folly of such fortunetelling. Our point is that it is very difficult to accurately predict macro outcomes. While the macro has had tremendous influence on the markets, we continue to believe that focusing on individual company analysis is the key to long term success.

Does this mean we ignore the macro? Not at all. At the forefront of our concerns is Europe’s debt crisis. Long-term, Europe will be more competitive if it succeeds in strengthening its monetary union and implements some fiscal unity. Yet measures the EU has agreed upon will be slow, painful and potentially destabilizing. We expect to see volatility as this messy process evolves, and we expect a euro-zone recession in 2012, slowing global growth.

The U.S. has its own political circus, of course, and uncertainty over fiscal policy is not helping confidence. Yet we believe the U.S. is in a fairly stable, low growth environment. Leading economic indicators have picked up and consumer confidence has rebounded to the highest levels since April 2011. Unfortunately, the sustainability of U.S. growth is subject to external shocks (i.e. Europe) and remains a major risk factor.

Equities: Corporate Dynamism Prevails

Corporate earnings growth has generally been strong, yet valuations reflect fears that it may not last. A major concern is that profit margins are near record levels and will likely revert to the historical mean. Based on our research and observations, however, many businesses appear highly attuned to protecting margins. Equity valuations look compelling, moreover, when paired with companies that are well positioned strategically.

In terms of investing themes, our analysts are finding opportunities across sectors. In energy, we see attractive potential in oil-field services and equipment companies, which are benefiting from rising levels of exploration and production. In health care, our analysts are focusing on companies with innovative drugs that address unmet medical needs. Our consumer team, meanwhile, sees opportunity in retailers that are leveraging technology to extend their global brand and gain market share.

Overall, we think this is an opportune time to own equities. Entry points look attractive based on recent multiples and projected growth rates. We think the odds are stacked in favor of equities, especially if they have growing free cash and competitive advantages that can enable them to gain share.

Fixed Income: Lower Rates for Longer

If there’s a fixed income theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has stressed that its zero-rate policy will continue through 2013. The real questions now are around QE3 (a third round of quantitative easing). We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness. An additional theme for 2012 will be that central banks around the globe will continue to engage in loose monetary policies as the threat of slower growth remains high.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk-adjusted returns. Profit margins are high and companies are accumulating cash on balance sheets. Moreover, management teams are being more careful with balance sheets. We think this conservatism will continue through 2012, fueling more free cash flow, liquidity in the system and, ultimately, support for investment grade and high yield bonds.

In other areas, we are balancing our “risk positions” with Treasuries, which we believe offer an insurance policy against extreme events and market volatility. With the markets remaining volatile, we think this allocation to Treasuries needs to be actively managed, and we expect

Janus Asset Allocation Funds | 1

(Continued) (unaudited)

to reduce our allocation to take advantage of opportunities as the market presents them.

Conclusion: Corporate Playbooks Can Still Create Value

Despite the difficult environment, we continue to identify companies that look well positioned to grow. Multiples are undemanding historically, and many businesses have proven they can maintain earnings and margins even in a weak demand environment. Maintaining balance in a portfolio is critical in this environment, however. As long term investors, we are always attuned to protecting on the downside, while attempting to find opportunities in the marketplace with the most attractive risk/reward. Long term, we think this offers the best way to achieve strong results.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 12-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | DECEMBER 31, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Funds | 3

Janus Growth Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Growth Allocation Fund’s Class T Shares returned -9.17% during the six-month period ended December 31, 2011. This compares to a return of -3.69% for the S&P 500 Index, the Fund’s primary benchmark, and a return of -6.59% by its secondary benchmark, the Growth Allocation Index, an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%), and the MSCI Emerging Markets Index (5%).

Market Review

Global stocks sold off significantly during the third quarter following a first-ever downgrade of U.S. government debt, rising concerns over global economic growth and worries that the European sovereign debt saga could worsen. The increasing probability of a default by Greece and investor disquiet over the U.S. Federal Reserve’s (Fed) downbeat economic outlook contributed to further declines. The Fed indicated it would maintain its near zero-interest rate policy through mid-2013 and announced it would increase its share of long-term Treasuries in an attempt to make credit cheaper and spur spending and investment. The Fed acknowledged “significant” downside risks to the economy and noted “strains” in the global financial markets. A weak reading on manufacturing in China added to the bearish environment. Equities rebounded somewhat in the fourth quarter on hopes European leaders were taking steps to resolve the region’s debt crisis. Improving economic data in the U.S. also aided sentiment. Following a period of spiking European government bond yields, particularly in Italy and Spain, and changes in governments in Greece, Italy and Spain, central banks announced a coordinated plan to make dollar funding cheaper for European banks. China also said the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during the year. Meanwhile, in the U.S., employment, manufacturing and housing data showed improvement.

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the U.S. and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the U.S.’s sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise. In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank (ECB) served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries. Meanwhile,

4 | DECEMBER 31, 2011

(unaudited)

U.S. macroeconomic data continued to reflect a strengthening domestic economy.

Investment Process

Janus Growth Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Growth Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed both of its benchmarks due largely to our non-U.S. equity investments. International markets generally underperformed the U.S. due to fears over Europe and worries of stalling global growth. Individually, Janus Overseas Fund was the largest absolute detractor followed by Janus International Equity Fund and INTECH International Fund, reflecting their relative aggressiveness with Janus Overseas Fund as the most active. Unsurprisingly, the Fund’s fixed income holdings led by Janus Flexible Bond Fund, Janus Global Bond Fund and Janus Short-Term Bond Fund, respectively, were the largest absolute contributors, reflecting fixed income’s stronger performance relative to equities. We are hopeful that a return to more normal market conditions will allow the Fund to recover quickly given its relatively aggressive investments.

During the period, we increased our allocation to INTECH International Fund after we added it earlier in the year. We feel the mathematical strategy’s characteristics will help moderate the volatility of our non-U.S. equity allocation. We also traded a 1% position in Janus Flexible Bond Fund to Janus Global Bond Fund in recognition of the growing importance of non-U.S. fixed income markets and to more closely mirror the investable universe. Finally, we added to Janus Global Real Estate Fund to better diversify our equity exposure.

Outlook and Positioning

Correlations within and across asset classes remain elevated as the market has moved from one crisis to the next. However, we think the crisis mentality appears to be easing as reflected by modest declines in correlations. If that trend continues, asset class diversification should reward investors.

We remain generally pleased with how the portfolio is positioned and expect only minor changes (if any) in the coming months. We have deliberately allowed a more aggressive mix of underlying funds given what we believe is a greater tolerance for volatility in Janus Growth Allocation Fund relative to the other allocation funds. It cost us this period, but we look at the Fund’s outperformance amid a fairly steep rally in October as hope that we will participate in any market recovery that might be forthcoming.

Thank you for investing in Janus Growth Allocation Fund.

Janus Asset Allocation Funds | 5

Janus Growth Allocation Fund (unaudited)

Janus Growth Allocation Fund (% of Net Assets)

Janus International Equity Fund – Class I Shares	12.4%
Janus Flexible Bond Fund – Class I Shares	12.3%
INTECH U.S. Value Fund(1) – Class I Shares	11.5%
Perkins Large Cap Value Fund – Class I Shares	9.8%
INTECH U.S. Growth Fund(2) – Class I Shares	9.4%
INTECH International Fund(3) – Class I Shares	7.6%
Janus Overseas Fund – Class I Shares	7.4%
Janus Research Fund – Class I Shares	5.4%
Janus Global Bond Fund – Class I Shares	4.5%
Janus Twenty Fund – Class D Shares	4.0%
Janus Global Real Estate Fund – Class I Shares	3.5%
Janus Fund – Class I Shares	3.0%
Perkins Mid Cap Value Fund – Class I Shares	2.1%
Perkins Small Cap Value Fund – Class I Shares	2.0%
Janus Short-Term Bond Fund – Class I Shares	1.8%
Janus Triton Fund – Class I Shares	1.7%
Janus High-Yield Fund – Class I Shares	0.6%
Janus Contrarian Fund – Class I Shares	0.5%
Janus Global Select Fund – Class I Shares	0.5%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Growth Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2011

6 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth Allocation Fund – Class A Shares

NAV	–9.25%	–6.56%	1.50%	4.12%	1.12%	1.12%

MOP	–14.46%	–11.93%	0.30%	3.10%

Janus Growth Allocation Fund – Class C Shares

NAV	–9.57%	–7.25%	0.75%	3.35%	1.89%	1.89%

CDSC	–10.47%	–8.17%	0.75%	3.35%

Janus Growth Allocation Fund – Class D Shares(1)	–9.13%	–6.44%	1.67%	4.30%	0.96%	0.96%

Janus Growth Allocation Fund – Class I Shares	–9.14%	–6.38%	1.64%	4.27%	0.93%	0.93%

Janus Growth Allocation Fund – Class S Shares	–9.33%	–6.79%	1.27%	3.88%	1.35%	1.35%

Janus Growth Allocation Fund – Class T Shares	–9.17%	–6.49%	1.64%	4.27%	1.03%	1.03%

S&P 500® Index	–3.69%	2.11%	–0.25%	2.26%

Growth Allocation Index	–6.59%	–2.07%	0.80%	3.31%

Lipper Quartile – Class T Shares	–	4th	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	–	510/539	109/436	46/413

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 7

Janus Growth Allocation Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

8 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$907.50	$2.11

Hypothetical (5% return before expenses)	$1,000.00	$1,022.92	$2.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$905.00	$5.75

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$908.70	$1.39

Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$909.30	$1.30

Hypothetical (5% return before expenses)	$1,000.00	$1,023.78	$1.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$907.50	$3.12

Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$908.30	$1.92

Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03

†	Expenses are equal to the annualized expense ratio of 0.44% for Class A Shares, 1.20% for Class C Shares, 0.29% for Class D Shares, 0.27% for Class I Shares, 0.65% for Class S Shares and 0.40% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 9

Janus Growth Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 80.8%
2,529,734	INTECH International Fund(2) – Class I Shares	$16,645,653
1,593,325	INTECH U.S. Growth Fund(3) – Class I Shares	20,713,218
2,662,141	INTECH U.S. Value Fund(4) – Class I Shares	25,290,343
94,633	Janus Contrarian Fund – Class I Shares	1,165,872
241,654	Janus Fund – Class I Shares	6,592,323
959,806	Janus Global Real Estate Fund – Class I Shares	7,659,250
108,809	Janus Global Select Fund – Class I Shares	1,050,003
2,811,274	Janus International Equity Fund – Class I Shares	27,156,912
515,772	Janus Overseas Fund – Class I Shares	16,251,973
426,014	Janus Research Fund – Class I Shares	11,962,471
222,303	Janus Triton Fund – Class I Shares	3,630,209
173,742	Janus Twenty Fund – Class D Shares	8,879,949
1,718,712	Perkins Large Cap Value Fund – Class I Shares	21,621,394
228,362	Perkins Mid Cap Value Fund – Class I Shares	4,608,350
217,299	Perkins Small Cap Value Fund – Class I Shares	4,432,907
		177,660,827
Fixed Income Funds – 19.2%
2,573,195	Janus Flexible Bond Fund – Class I Shares	27,121,478
955,764	Janus Global Bond Fund – Class I Shares	9,815,694
151,502	Janus High-Yield Fund – Class I Shares	1,324,129
1,282,520	Janus Short-Term Bond Fund – Class I Shares	3,911,685
		42,172,986

Total Investments (total cost $210,105,076) – 100.0%		219,833,813

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(91,231)

Net Assets – 100%		$219,742,582

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Janus Moderate Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Moderate Allocation Fund’s Class T Shares returned -5.62% during the six-month period ended December 31, 2011. This compares to a return of -3.69% for the S&P 500 Index, the Fund’s primary benchmark, and a return of -3.30% by its secondary benchmark, the Moderate Allocation Index, an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets Index (2%).

Market Review

Global stocks sold off significantly during the third quarter following a first-ever downgrade of U.S. government debt, rising concerns over global economic growth and worries that the European sovereign debt saga could worsen. The increasing probability of a default by Greece and investor disquiet over the U.S. Federal Reserve’s (Fed) downbeat economic outlook contributed to further declines. The Fed indicated it would maintain its near zero-interest rate policy through mid-2013 and announced it would increase its share of long-term Treasuries in an attempt to make credit cheaper and spur spending and investment. The Fed acknowledged “significant” downside risks to the economy and noted “strains” in the global financial markets. A weak reading on manufacturing in China added to the bearish environment. Equities rebounded somewhat in the fourth quarter on hopes European leaders were taking steps to resolve the region’s debt crisis. Improving economic data in the U.S. also aided sentiment. Following a period of spiking European government bond yields, particularly in Italy and Spain, and changes in governments in Greece, Italy and Spain, central banks announced a coordinated plan to make dollar funding cheaper for European banks. China also said the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during the year. Meanwhile, in the U.S., employment, manufacturing and housing data showed improvement.

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the U.S. and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the U.S.’s sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise. In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank (ECB) served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries. Meanwhile,

Janus Asset Allocation Funds | 11

Janus Moderate Allocation Fund (unaudited)

U.S. macroeconomic data continued to reflect a strengthening domestic economy.

Investment Process

Janus Moderate Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Moderate Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed both its benchmarks during the period, as the insulation provided by our fixed income holdings was not enough to offset losses among our equity holdings. Given the market environment in which international stocks generally underperformed domestic equities it wasn’t surprising that the three largest absolute detractors were our non-U.S. focused investments, Janus International Equity Fund, Janus Overseas Fund and INTECH International Fund. We trimmed Janus Overseas Fund earlier in the year in favor of the less volatile INTECH International Fund, but it remains a significant portion of the overall international equity allocation. We think Overseas could perform well if the recent signs of market stability eventually grow into a full recovery. Given the outperformance of fixed income over equities during the period, it was equally unsurprising that our three largest absolute contributors were Janus Flexible Bond Fund, Janus Short-Term Bond Fund and Janus High-Yield Fund, respectively.

Among changes to the Fund during the period, we increased the allocation to U.S. equities, specifically through Perkins Large Cap Value Fund, in recognition of an increase in non-U.S. holdings in some of the domestic-focused underlying funds. We lowered our international allocation as a consequence of this move. We also added to Janus Global Real Estate Fund based on its potential diversification benefits relative to other equities.

Outlook and Positioning

Correlations within and across asset classes remain elevated as the market has moved from one crisis to the next. However, we think the crisis mentality appears to be easing as reflected by modest declines in correlations. If that trend continues, asset class diversification should reward investors.

We remain generally pleased with how the portfolio is positioned and expect only minor changes (if any) in the coming months. We have considered becoming more tactical with our approach – particularly amid the significant market moves early in the period – but are reluctant to succumb to that temptation. We believe the Fund adds value in two ways: 1) through the ability of the managers of the underlying funds to identify individual investments, and 2) by being disciplined and well-informed in how we blend those underlying strategies together. We believe the underlying mix of funds gives us a slightly more aggressive profile in hopes the Fund can make up lost ground when market volatility normalizes.

Thank you for investing in Janus Moderate Allocation Fund.

12 | DECEMBER 31, 2011

(unaudited)

Janus Moderate Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	33.9%
INTECH U.S. Value Fund(1) – Class I Shares	10.7%
Perkins Large Cap Value Fund – Class I Shares	9.6%
Janus International Equity Fund – Class I Shares	8.8%
INTECH U.S. Growth Fund(2) – Class I Shares	6.8%
Janus Short-Term Bond Fund – Class I Shares	5.1%
INTECH International Fund(3) – Class I Shares	4.6%
Janus Overseas Fund – Class I Shares	4.5%
Janus Research Fund – Class I Shares	4.5%
Perkins Small Cap Value Fund – Class I Shares	2.3%
Janus Fund – Class I Shares	2.3%
Janus Global Real Estate Fund – Class I Shares	2.2%
Janus Twenty Fund – Class D Shares	1.9%
Janus Triton Fund – Class I Shares	1.8%
Janus High-Yield Fund – Class I Shares	0.6%
Janus Global Select Fund – Class I Shares	0.4%
Janus Growth and Income Fund – Class I Shares	0.0%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Moderate Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Janus Asset Allocation Funds | 13

Janus Moderate Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Moderate Allocation Fund – Class A Shares

NAV	–5.71%	–2.69%	3.55%	5.23%	1.13%	1.13%

MOP	–11.15%	–8.26%	2.33%	4.19%

Janus Moderate Allocation Fund – Class C Shares

NAV	–6.04%	–3.40%	2.80%	4.46%	1.79%	1.79%

CDSC	–6.95%	–4.34%	2.80%	4.46%

Janus Moderate Allocation Fund – Class D Shares(1)	–5.63%	–2.55%	3.74%	5.42%	0.88%	0.88%

Janus Moderate Allocation Fund – Class I Shares	–5.57%	–2.47%	3.70%	5.39%	0.80%	0.80%

Janus Moderate Allocation Fund – Class S Shares	–5.80%	–2.93%	3.30%	4.97%	1.27%	1.27%

Janus Moderate Allocation Fund – Class T Shares	–5.62%	–2.61%	3.70%	5.39%	0.98%	0.98%

S&P 500® Index	–3.69%	2.11%	–0.25%	2.26%

Moderate Allocation Index	–3.30%	0.96%	2.43%	4.16%

Lipper Quartile – Class T Shares	–	4th	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	396/483	19/398	16/361

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

14 | DECEMBER 31, 2011

(unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 15

Janus Moderate Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$943.70	$2.30

Hypothetical (5% return before expenses)	$1,000.00	$1,022.77	$2.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$939.60	$5.70

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$944.50	$1.22

Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$945.10	$0.83

Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$942.80	$3.03

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$943.80	$1.81

Hypothetical (5% return before expenses)	$1,000.00	$1,023.28	$1.88

†	Expenses are equal to the annualized expense ratio of 0.47% for Class A Shares, 1.17% for Class C Shares, 0.25% for Class D Shares, 0.17% for Class I Shares, 0.62% for Class S Shares and 0.37% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

16 | DECEMBER 31, 2011

Janus Moderate Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 60.4%
1,769,167	INTECH International Fund(2) – Class I Shares	$11,641,122
1,344,143	INTECH U.S. Growth Fund(3) – Class I Shares	17,473,858
2,876,307	INTECH U.S. Value Fund(4) – Class I Shares	27,324,920
213,305	Janus Fund – Class I Shares	5,818,958
710,696	Janus Global Real Estate Fund – Class I Shares	5,671,350
110,090	Janus Global Select Fund – Class I Shares	1,062,371
10	Janus Growth and Income Fund – Class I Shares	307
2,333,460	Janus International Equity Fund – Class I Shares	22,541,224
365,848	Janus Overseas Fund – Class I Shares	11,527,855
412,152	Janus Research Fund – Class I Shares	11,573,229
286,402	Janus Triton Fund – Class I Shares	4,676,937
97,137	Janus Twenty Fund – Class D Shares	4,964,686
1,949,828	Perkins Large Cap Value Fund – Class I Shares	24,528,836
292,949	Perkins Small Cap Value Fund – Class I Shares	5,976,155
		154,781,808
Fixed Income Funds – 39.6%
8,255,048	Janus Flexible Bond Fund – Class I Shares	87,008,205
181,566	Janus High-Yield Fund – Class I Shares	1,586,890
4,271,428	Janus Short-Term Bond Fund – Class I Shares	13,027,856
		101,622,951

Total Investments (total cost $243,892,558) – 100.0%		256,404,759

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(46,021)

Net Assets – 100%		$256,358,738

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 17

Janus Conservative Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Conservative Allocation Fund’s Class T Shares returned -2.20% during the six-month period ended December 31, 2011. This compares to a return of -3.69% for the S&P 500 Index, the Fund’s primary benchmark, and a -0.30% return by its secondary benchmark, the Conservative Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Market Review

Global stocks sold off significantly during the third quarter following a first-ever downgrade of U.S. government debt, rising concerns over global economic growth and worries that the European sovereign debt saga could worsen. The increasing probability of a default by Greece and investor disquiet over the U.S. Federal Reserve’s (Fed) downbeat economic outlook contributed to further declines. The Fed indicated it would maintain its near zero-interest rate policy through mid-2013 and announced it would increase its share of long-term Treasuries in an attempt to make credit cheaper and spur spending and investment. The Fed acknowledged “significant” downside risks to the economy and noted “strains” in the global financial markets. A weak reading on manufacturing in China added to the bearish environment. Equities rebounded somewhat in the fourth quarter on hopes European leaders were taking steps to resolve the region’s debt crisis. Improving economic data in the U.S. also aided sentiment. Following a period of spiking European government bond yields, particularly in Italy and Spain, and changes in governments in Greece, Italy and Spain, central banks announced a coordinated plan to make dollar funding cheaper for European banks. China also said the reserve requirement ratio for its banks would be lowered in an effort to boost liquidity after having raised the ratio six times during the year. Meanwhile, in the U.S., employment, manufacturing and housing data showed improvement.

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the U.S. and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the U.S.’s sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise. In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank (ECB) served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries. Meanwhile,

18 | DECEMBER 31, 2011

(unaudited)

U.S. macroeconomic data continued to reflect a strengthening domestic economy.

Investment Process

Janus Conservative Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Conservative Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

Given the positive fixed income market performance during the period, the Fund’s outperformance relative to its all-equity primary benchmark was largely driven by the Fund’s significant fixed income weighting. The Fund underperformed its secondary benchmark due largely to losses among the Fund’s more aggressive equity positions during the sharp downturn in the first three months of the period. Notably, our two largest absolute detractors, Janus International Equity Fund and Janus Overseas Fund, have exposure to non-U.S. equity markets, which generally underperformed the U.S. equity market due to fears over Europe and worries of stalling global growth. Our decision in May 2011 to more broadly diversify our non-U.S. equity holdings by adding INTECH International Fund helped dampen the Fund’s volatility during the period. Unsurprisingly, given the environment, three of the top five absolute contributors were fixed income holdings led by Janus Flexible Bond Fund and Janus High-Yield Fund. There were very few changes made to the Fund during the period.

Outlook and Positioning

Correlations within and across asset classes remain elevated as the market has moved from one crisis to the next. However, we think the crisis mentality appears to be easing as reflected by modest declines in correlations. If that trend continues, asset class diversification should reward investors.

We remain generally pleased with how the portfolio is positioned and expect only minor changes (if any) in the coming months. We have considered becoming more tactical with our approach – particularly amid the significant market moves early in the period – but are reluctant to succumb to that temptation. We believe the Fund adds value in two ways: 1) through the ability of the managers of the underlying funds to identify individual investments, and 2) by being disciplined and well-informed in how we blend those underlying strategies together. An overly tactical approach, especially in a conservative portfolio like this one, would be inappropriate.

Thank you for investing in Janus Conservative Allocation Fund.

Janus Asset Allocation Funds | 19

Janus Conservative Allocation Fund (unaudited)

Janus Conservative Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	53.3%
INTECH U.S. Value Fund(1) – Class I Shares	8.4%
Perkins Large Cap Value Fund – Class I Shares	7.1%
Janus Short-Term Bond Fund – Class I Shares	6.8%
INTECH U.S. Growth Fund(2) – Class I Shares	5.8%
Janus International Equity Fund – Class I Shares	4.9%
Janus Research Fund – Class I Shares	3.9%
INTECH International Fund(3) – Class I Shares	1.8%
Janus Overseas Fund – Class I Shares	1.8%
Janus Triton Fund – Class I Shares	1.8%
Janus Fund – Class I Shares	1.7%
Janus Global Real Estate Fund – Class I Shares	0.8%
Perkins Small Cap Value Fund – Class I Shares	0.8%
Janus High-Yield Fund – Class I Shares	0.5%
Janus Growth and Income Fund – Class I Shares	0.4%
Janus Global Select Fund – Class I Shares	0.2%
Janus Contrarian Fund – Class I Shares	0.0%

(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed International Fund.

Janus Conservative Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2011

20 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Conservative Allocation Fund – Class A Shares

NAV	–2.17%	1.44%	4.91%	5.87%	0.97%	0.97%

MOP	–7.82%	–4.40%	3.68%	4.83%

Janus Conservative Allocation Fund – Class C Shares

NAV	–2.50%	0.70%	4.15%	5.10%	1.73%	1.73%

CDSC	–3.45%	–0.28%	4.15%	5.10%

Janus Conservative Allocation Fund – Class D Shares(1)	–2.17%	1.51%	5.11%	6.08%	0.84%	0.84%

Janus Conservative Allocation Fund – Class I Shares	–2.09%	1.59%	5.07%	6.04%	0.77%	0.77%

Janus Conservative Allocation Fund – Class S Shares	–2.31%	1.13%	4.63%	5.59%	1.21%	1.21%

Janus Conservative Allocation Fund – Class T Shares	–2.20%	1.39%	5.07%	6.04%	0.95%	0.95%

S&P 500® Index	–3.69%	2.11%	–0.25%	2.26%

Conservative Allocation Index	–0.30%	3.61%	3.89%	4.89%

Lipper Quartile – Class T Shares	–	3rd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	–	289/438	16/320	10/274

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 21

Janus Conservative Allocation Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

22 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$978.30	$1.99

Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$975.00	$5.76

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$979.10	$1.14

Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	$1.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$979.10	$0.90

Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$976.90	$2.98

Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$978.00	$1.74

Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.78

†	Expenses are equal to the annualized expense ratio of 0.40% for Class A Shares, 1.16% for Class C Shares, 0.23% for Class D Shares, 0.18% for Class I Shares, 0.60% for Class S Shares and 0.35% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 23

Janus Conservative Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 39.4%
594,343	INTECH International Fund(2) – Class I Shares	$3,910,774
978,228	INTECH U.S. Growth Fund(3) – Class I Shares	12,716,960
1,931,035	INTECH U.S. Value Fund(4) – Class I Shares	18,344,833
582	Janus Contrarian Fund – Class I Shares	7,166
137,828	Janus Fund – Class I Shares	3,759,945
223,819	Janus Global Real Estate Fund – Class I Shares	1,786,075
35,786	Janus Global Select Fund – Class I Shares	345,338
32,728	Janus Growth and Income Fund – Class I Shares	974,299
1,103,601	Janus International Equity Fund – Class I Shares	10,660,782
127,460	Janus Overseas Fund – Class I Shares	4,016,281
300,926	Janus Research Fund – Class I Shares	8,450,011
239,934	Janus Triton Fund – Class I Shares	3,918,129
1,234,298	Perkins Large Cap Value Fund – Class I Shares	15,527,473
85,631	Perkins Small Cap Value Fund – Class I Shares	1,746,881
		86,164,947
Fixed Income Funds – 60.6%
11,053,603	Janus Flexible Bond Fund – Class I Shares	116,504,970
116,657	Janus High-Yield Fund – Class I Shares	1,019,584
4,857,886	Janus Short-Term Bond Fund – Class I Shares	14,816,553
		132,341,107

Total Investments (total cost $208,872,026) – 100.0%		218,506,054

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(31,636)

Net Assets – 100%		$218,474,418

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2011

Statements of Assets and Liabilities

As of December 31, 2011 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments at cost	$210,105	$243,893	$208,872
Affiliated investments at value	219,834	256,405	218,506
Receivables:
Investments sold	199	–	200
Fund shares sold	345	1,070	504
Dividends	138	321	415
Non-interested Trustees’ deferred compensation	6	8	6
Other assets	4	4	4
Total Assets	220,526	257,808	219,635
Liabilities:
Payables:
Investments purchased	137	1,169	415
Fund shares repurchased	508	174	661
Dividends	–	–	–
Advisory fees	9	11	9
Administrative services fees	23	26	22
Distribution fees and shareholder servicing fees	4	8	11
Administrative, networking and omnibus fees	–	1	–
Non-interested Trustees’ fees and expenses	3	2	2
Non-interested Trustees’ deferred compensation fees	6	8	6
Accrued expenses and other payables	93	50	35
Total Liabilities	783	1,449	1,161
Net Assets	$219,743	$256,359	$218,474
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$228,526	$251,901	$211,585
Undistributed net investment income*	53	113	131
Undistributed net realized loss from investment and foreign currency transactions*	(18,564)	(8,167)	(2,876)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,728	12,512	9,634
Total Net Assets	$219,743	$256,359	$218,474
Net Assets - Class A Shares	$2,569	$5,558	$6,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	231	480	569
Net Asset Value Per Share(1)	$11.14	$11.57	$11.76
Maximum Offering Price Per Share(2)	$11.82	$12.28	$12.48
Net Assets - Class C Shares	$3,179	$7,940	$11,017
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	288	694	947
Net Asset Value Per Share(1)	$11.03	$11.44	$11.63
Net Assets - Class D Shares	$198,671	$216,651	$179,914
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,746	18,651	15,237
Net Asset Value Per Share	$11.19	$11.62	$11.81
Net Assets - Class I Shares	$2,040	$4,980	$2,229
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	182	429	189
Net Asset Value Per Share	$11.19	$11.61	$11.80
Net Assets - Class S Shares	$1,106	$1,130	$1,031
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	100	98	88
Net Asset Value Per Share	$11.11	$11.52	$11.74
Net Assets - Class T Shares	$12,178	$20,100	$17,588
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,088	1,732	1,491
Net Asset Value Per Share	$11.19	$11.60	$11.79

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Operations

For the six-month period ended December 31, 2011 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands)	Allocation Fund	Allocation Fund	Allocation Fund

Investment Income:
Dividends from affiliates	$3,422	$4,500	$4,023
Total Investment Income	3,422	4,500	4,023
Expenses:
Advisory fees	57	64	53
Shareholder reports expense	63	42	27
Transfer agent fees and expenses	40	29	18
Professional fees	15	15	15
Non-interested Trustees’ fees and expenses	4	4	3
Administrative services fees - Class D Shares	124	132	107
Administrative services fees - Class S Shares	1	1	1
Administrative services fees - Class T Shares	15	25	22
Distribution fees and shareholder servicing fees - Class A Shares	3	6	7
Distribution fees and shareholder servicing fees - Class C Shares	15	38	47
Distribution fees and shareholder servicing fees - Class S Shares	1	1	1
Administrative, networking and omnibus fees - Class A Shares	1	3	1
Administrative, networking and omnibus fees - Class C Shares	1	2	2
Administrative, networking and omnibus fees - Class I Shares	1	1	1
Other expenses	13	14	3
Total Expenses	354	377	308
Expense and Fee Offset	(1)	(1)	(1)
Net Expenses	353	376	307
Net Investment Income	3,069	4,124	3,716
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions(1)	(1,462)	(1,246)	(464)
Capital gain distributions from Underlying Funds	4,609	4,150	2,458
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,905)	(22,596)	(10,062)
Net Loss on Investments	(25,758)	(19,692)	(8,068)
Net Decrease in Net Assets Resulting from Operations	$(22,689)	$(15,568)	$(4,352)

(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.
See Notes to Financial Statements.

26 | DECEMBER 31, 2011

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Janus Asset Allocation Funds | 27

Statements of Changes in Net Assets

For the six-month period ended December 31, 2011 (unaudited) and	Janus Growth		Janus Moderate		Janus Conservative
the fiscal year ended June 30, 2011	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2011	2011	2011	2011	2011	2011

Operations:
Net investment income	$3,069	$3,989	$4,124	$6,880	$3,716	$7,217
Net realized gain/(loss) from investment and foreign currency transactions(1)	(1,462)	(936)	(1,246)	1,392	(464)	2,632
Capital gain distribution from Underlying Funds	4,609	343	4,150	404	2,458	165
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(28,905)	39,171	(22,596)	28,159	(10,062)	12,466
Net Increase/(Decrease) in Net Assets Resulting from Operations	(22,689)	42,567	(15,568)	36,835	(4,352)	22,480
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(43)	(33)	(133)	(109)	(183)	(98)
Class C Shares	(46)	(14)	(174)	(101)	(298)	(117)
Class D Shares	(3,561)	(3,582)	(5,406)	(5,283)	(5,317)	(5,454)
Class I Shares	(35)	(38)	(118)	(63)	(66)	(43)
Class S Shares	(18)	(11)	(27)	(11)	(28)	(12)
Class T Shares	(212)	(176)	(477)	(425)	(524)	(395)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–
Class D Shares	–	–	–	–	–	–
Class I Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,915)	(3,854)	(6,335)	(5,992)	(6,416)	(6,119)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

28 | DECEMBER 31, 2011

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Statements of Changes in Net Assets  (continued)

For the six-month period ended December 31, 2011 (unaudited) and	Janus Growth		Janus Moderate		Janus Conservative
the fiscal year ended June 30, 2011	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2011	2011	2011	2011	2011	2011

Capital Share Transactions:
Shares Sold
Class A Shares	562	2,555	1,458	4,264	3,804	4,529
Class C Shares	966	1,945	1,671	5,450	4,740	6,614
Class D Shares	13,377	44,297	18,316	65,374	34,082	64,235
Class I Shares	203	894	1,760	4,559	367	2,155
Class S Shares	630	704	956	491	678	390
Class T Shares	2,851	4,536	4,035	15,083	7,071	10,977
Reinvested Dividends and Distributions
Class A Shares	43	33	124	97	166	82
Class C Shares	44	13	158	92	252	84
Class D Shares	3,532	3,549	5,361	5,232	5,284	5,412
Class I Shares	33	37	116	62	61	42
Class S Shares	18	11	27	11	27	12
Class T Shares	207	167	468	420	480	348
Shares Repurchased
Class A Shares	(499)	(609)	(1,087)	(1,056)	(1,833)	(1,160)
Class C Shares	(238)	(79)	(827)	(962)	(1,308)	(802)
Class D Shares	(21,251)	(43,805)	(26,289)	(40,738)	(27,469)	(40,362)
Class I Shares	(265)	(918)	(1,033)	(2,072)	(584)	(332)
Class S Shares	(174)	(63)	(219)	(184)	(159)	(32)
Class T Shares	(1,895)	(4,666)	(3,013)	(7,251)	(5,734)	(5,782)
Net Increase/(Decrease) from Capital Share Transactions	(1,856)	8,601	1,982	48,872	19,925	46,410
Net Increase/(Decrease) in Net Assets	(28,460)	47,314	(19,921)	79,715	9,157	62,771
Net Assets:
Beginning of period	248,203	200,889	276,280	196,565	209,317	146,546
End of period	$219,743	$248,203	$256,359	$276,280	$218,474	$209,317

Undistributed Net Investment Income*	$53	$900	$113	$2,324	$131	$2,832

*	See Note 5 in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

30 | DECEMBER 31, 2011

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Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Growth Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	.15	.19	.17	.01
Net gain/(loss) on investments (both realized and unrealized)	(1.31)	2.04	.14	1.18
Total from Investment Operations	(1.16)	2.23	.31	1.19
Less Distributions:
Dividends (from net investment income)*	(.19)	(.21)	(.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.19)	(.21)	(.19)	–
Net Asset Value, End of Period	$11.14	$12.49	$10.47	$10.35
Total Return**	(9.25)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$2,569	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$2,570	$1,640	$343	$99
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.44%	0.44%	0.37%	0.50%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.44%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***	2.66%	1.61%	0.92%	0.56%
Portfolio Turnover Rate***	21%	26%	20%	23%

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	.19	.34	.18	.02
Net gain/(loss) on investments (both realized and unrealized)	(.90)	1.58	.24	1.10
Total from Investment Operations	(.71)	1.92	.42	1.12
Less Distributions:
Dividends (from net investment income)*	(.29)	(.30)	(.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.29)	(.30)	(.27)	–
Net Asset Value, End of Period	$11.57	$12.57	$10.95	$10.80
Total Return**	(5.63)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$5,558	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$5,086	$3,818	$1,676	$424
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.47%	0.50%	0.40%	0.48%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.47%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***	3.19%	2.88%	1.82%	1.43%
Portfolio Turnover Rate***	21%	15%	17%	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

32 | DECEMBER 31, 2011

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Conservative Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	.19	.47	.33	.02
Net gain/(loss) on investments (both realized and unrealized)	(.46)	1.10	.20	.93
Total from Investment Operations	(.27)	1.57	.53	.95
Less Distributions:
Dividends (from net investment income)*	(.35)	(.43)	(.37)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.35)	(.43)	(.37)	–
Net Asset Value, End of Period	$11.76	$12.38	$11.24	$11.08
Total Return**	(2.17)%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$6,695	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$5,356	$2,950	$710	$41
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.40%	0.38%	0.39%	0.45%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.40%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	3.59%	3.79%	2.67%	2.70%
Portfolio Turnover Rate***	10%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 33

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Growth Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	.12	.16	.13	–
Net gain/(loss) on investments (both realized and unrealized)	(1.30)	1.96	.13	1.17
Total from Investment Operations	(1.18)	2.12	.26	1.17
Less Distributions:
Dividends (from net investment income)*	(.16)	(.15)	(.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.16)	(.15)	(.19)	–
Net Asset Value, End of Period	$11.03	$12.37	$10.40	$10.33
Total Return**	(9.50)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$3,179	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$3,047	$1,446	$398	$20
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.20%	1.21%	1.13%	1.37%
Ratio of Net Expenses to Average Net Assets***(3)(4)	1.20%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.98%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate***	21%	26%	20%	23%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	.15	.26	.21	.01
Net gain/(loss) on investments (both realized and unrealized)	(.90)	1.57	.15	1.08
Total from Investment Operations	(.75)	1.83	.36	1.09
Less Distributions:
Dividends (from net investment income)*	(.27)	(.25)	(.25)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.27)	(.25)	(.25)	–
Net Asset Value, End of Period	$11.44	$12.46	$10.88	$10.77
Total Return**	(6.04)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$7,940	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$7,560	$5,021	$1,469	$113
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.17%	1.16%	1.16%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)(4)	1.17%	1.16%	1.16%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.36%	1.85%	0.87%	0.71%
Portfolio Turnover Rate***	21%	15%	17%	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

34 | DECEMBER 31, 2011

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Conservative Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	.15	.40	.32	.01
Net gain/(loss) on investments (both realized and unrealized)	(.46)	1.07	.14	.92
Total from Investment Operations	(.31)	1.47	.46	.93
Less Distributions:
Dividends (from net investment income)*	(.32)	(.38)	(.35)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.32)	(.38)	(.35)	–
Net Asset Value, End of Period	$11.63	$12.26	$11.17	$11.06
Total Return**	(2.50)%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$11,017	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$9,350	$4,096	$953	$54
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.16%	1.14%	1.14%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)(4)	1.16%	1.14%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***	2.87%	2.98%	1.81%	1.87%
Portfolio Turnover Rate***	10%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus Growth Allocation Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	.16	.21	.03
Net gain/(loss) on investments (both realized and unrealized)	(1.31)	2.05	(.20)
Total from Investment Operations	(1.15)	2.26	(.17)
Less Distributions:
Dividends (from net investment income)*	(.20)	(.21)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.20)	(.21)	–
Net Asset Value, End of Period	$11.19	$12.54	$10.49
Total Return**	(9.13)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$198,671	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$204,989	$214,398	$199,596
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.29%	0.28%	0.27%
Ratio of Net Expenses to Average Net Assets***(2)(3)	0.29%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***	2.71%	1.74%	0.71%
Portfolio Turnover Rate***	21%	26%	20%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus Moderate Allocation Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	.20	.34	.06
Net gain/(loss) on investments (both realized and unrealized)	(.90)	1.62	(.08)
Total from Investment Operations	(.70)	1.96	(.02)
Less Distributions:
Dividends (from net investment income)*	(.30)	(.30)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.30)	(.30)	–
Net Asset Value, End of Period	$11.62	$12.62	$10.96
Total Return**	(5.55)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$216,651	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$218,785	$216,280	$184,405
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.25%	0.25%	0.27%
Ratio of Net Expenses to Average Net Assets***(2)(3)	0.25%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***	3.23%	2.83%	1.43%
Portfolio Turnover Rate***	21%	15%	17%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | DECEMBER 31, 2011

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus Conservative Allocation Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	.21	.48	.10
Net gain/(loss) on investments (both realized and unrealized)	(.47)	1.12	.03
Total from Investment Operations	(.26)	1.60	.13
Less Distributions:
Dividends (from net investment income)*	(.36)	(.43)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.36)	(.43)	–
Net Asset Value, End of Period	$11.81	$12.43	$11.26
Total Return**	(2.09)%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$179,914	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$176,757	$158,291	$130,396
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.23%	0.25%	0.24%
Ratio of Net Expenses to Average Net Assets***(2)(3)	0.23%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***	3.52%	4.07%	2.40%
Portfolio Turnover Rate***	10%	12%	18%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Growth Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	.18	.22	.23	–
Net gain/(loss) on investments (both realized and unrealized)	(1.32)	2.04	.09	1.21
Total from Investment Operations	(1.14)	2.26	.32	1.21
Less Distributions:
Dividends (from net investment income)*	(.20)	(.22)	(.20)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.20)	(.22)	(.20)	–
Net Asset Value, End of Period	$11.19	$12.53	$10.49	$10.37
Total Return**	(9.07)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$2,040	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$2,109	$2,178	$1,065	$1
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.27%	0.25%	0.14%	0.49%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.27%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***	2.87%	1.72%	0.86%	1.04%
Portfolio Turnover Rate***	21%	26%	20%	23%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	.20	.34	.26	.05
Net gain/(loss) on investments (both realized and unrealized)	(.89)	1.61	.17	1.07
Total from Investment Operations	(.69)	1.95	.43	1.12
Less Distributions:
Dividends (from net investment income)*	(.30)	(.31)	(.27)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.30)	(.31)	(.27)	–
Net Asset Value, End of Period	$11.61	$12.60	$10.96	$10.80
Total Return**	(5.49)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$4,980	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$4,601	$3,130	$757	$29
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***	3.42%	2.56%	1.70%	1.72%
Portfolio Turnover Rate***	21%	15%	17%	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

38 | DECEMBER 31, 2011

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Conservative Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	.23	.43	.43	.02
Net gain/(loss) on investments (both realized and unrealized)	(.49)	1.17	.10	.95
Total from Investment Operations	(.26)	1.60	.53	.97
Less Distributions:
Dividends (from net investment income)*	(.36)	(.44)	(.37)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.36)	(.44)	(.37)	–
Net Asset Value, End of Period	$11.80	$12.42	$11.26	$11.10
Total Return**	(2.09)%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$2,229	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$2,243	$1,411	$265	$2
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.18%	0.18%	0.15%	0.20%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.18%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	3.54%	3.84%	2.53%	2.98%
Portfolio Turnover Rate***	10%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Growth Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	.15	.21	.15	–
Net gain/(loss) on investments (both realized and unrealized)	(1.30)	2.00	.14	1.19
Total from Investment Operations	(1.15)	2.21	.29	1.19
Less Distributions:
Dividends (from net investment income)*	(.19)	(.21)	(.19)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.19)	(.21)	(.19)	–
Net Asset Value, End of Period	$11.11	$12.45	$10.45	$10.35
Total Return**	(9.25)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,106	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,025	$558	$19	$1
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.65%	0.67%	0.65%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.65%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.64%	1.61%	0.68%	0.66%
Portfolio Turnover Rate***	21%	26%	20%	23%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	.17	.29	.25	.01
Net gain/(loss) on investments (both realized and unrealized)	(.89)	1.62	.14	1.09
Total from Investment Operations	(.72)	1.91	.39	1.10
Less Distributions:
Dividends (from net investment income)*	(.28)	(.30)	(.26)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.28)	(.30)	(.26)	–
Net Asset Value, End of Period	$11.52	$12.52	$10.91	$10.78
Total Return**	(5.72)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$1,130	$416	$58	$11
Average Net Assets for the Period (in thousands)	$853	$374	$26	$1
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.62%	0.64%	0.66%	0.92%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.62%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***	3.56%	2.92%	1.35%	1.59%
Portfolio Turnover Rate***	21%	15%	17%	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

40 | DECEMBER 31, 2011

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Janus Conservative Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	.16	.41	.30	.06
Net gain/(loss) on investments (both realized and unrealized)	(.45)	1.13	.20	.88
Total from Investment Operations	(.29)	1.54	.50	.94
Less Distributions:
Dividends (from net investment income)*	(.34)	(.41)	(.33)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.34)	(.41)	(.33)	–
Net Asset Value, End of Period	$11.74	$12.37	$11.24	$11.07
Total Return**	(2.31)%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$1,031	$520	$125	$164
Average Net Assets for the Period (in thousands)	$798	$336	$126	$127
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.61%	0.62%	0.64%	0.67%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.60%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	3.53%	3.84%	2.47%	2.22%
Portfolio Turnover Rate***	10%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eight-month fiscal period ended
June 30, 2010 and each fiscal year or period ended	Janus Growth Allocation Fund
October 31	2011	2011	2010(1)	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$12.54	$10.48	$10.36	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income	.13	.21	.29	.26	.24	.16	.05
Net gain/(loss) on investments (both realized and unrealized)	(1.28)	2.04	.01	1.69	(4.93)	2.62	1.29
Total from Investment Operations	(1.15)	2.25	.30	1.95	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.20)	(.19)	(.18)	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	–	–	–	(.40)	(.04)	–
Total Distributions	(.20)	(.19)	(.18)	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$11.19	$12.54	$10.48	$10.36	$8.62	$13.95	$11.34
Total Return**	(9.17)%	21.55%	2.86%	23.32%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$12,178	$12,451	$10,459	$190,737	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$12,283	$11,585	$96,998	$154,899	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.40%	0.35%	0.33%	0.37%	0.25%	0.25%	0.25%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.40%	0.35%	0.33%	0.36%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets***	2.65%	1.62%	1.84%	2.90%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	21%	26%	20%	23%	55%	19%	28%

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eight-month fiscal period ended
June 30, 2010 and each fiscal year or period ended	Janus Moderate Allocation Fund
October 31	2011	2011	2010(1)	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$12.60	$10.95	$10.79	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income	.17	.11	.56	.32	.31	.23	.09
Net gain/(loss) on investments (both realized and unrealized)	(.88)	1.84	(.14)	1.71	(3.64)	1.86	.95
Total from Investment Operations	(.71)	1.95	.42	2.03	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.29)	(.30)	(.26)	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	–	–	–	(.28)	(.02)	–
Total Distributions	(.29)	(.30)	(.26)	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$11.60	$12.60	$10.95	$10.79	$9.05	$12.95	$11.04
Total Return**	(5.62)%	17.89%	3.80%	23.19%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$20,100	$20,254	$10,268	$160,742	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$19,618	$16,051	$83,813	$124,910	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.37%	0.35%	0.30%	0.33%	0.21%	0.21%	0.21%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.37%	0.35%	0.30%	0.32%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets***	3.13%	2.88%	2.63%	3.48%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	21%	15%	17%	19%	71%	15%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from December 30, 2005 (inception date) through October 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

42 | DECEMBER 31, 2011

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eight-month fiscal period ended June 30,	Janus Conservative Allocation Fund
2010 and each fiscal year or period ended October 31	2011	2011	2010(1)	2009	2008	2007	2006(2)

Net Asset Value, Beginning of Period	$12.42	$11.26	$11.09	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income	.15	.26	.72	.38	.33	.26	.13
Net gain/(loss) on investments (both realized and unrealized)	(.42)	1.32	(.20)	1.52	(2.46)	1.23	.69
Total from Investment Operations	(.27)	1.58	.52	1.90	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.36)	(.42)	(.35)	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	–	–	–	(.15)	(.02)	–
Total Distributions	(.36)	(.42)	(.35)	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$11.79	$12.42	$11.26	$11.09	$9.52	$12.09	$10.82
Total Return**	(2.20)%	14.15%	4.70%	20.71%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$17,588	$16,648	$9,999	$114,544	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$17,346	$12,762	$60,927	$90,262	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.35%	0.36%	0.31%	0.31%	0.17%	0.18%	0.18%
Ratio of Net Expenses to Average Net Assets***(3)(4)	0.35%	0.36%	0.31%	0.30%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets***	3.42%	3.77%	3.62%	4.14%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	10%	12%	18%	21%	90%	16%	20%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from December 30, 2005 (inception date) through October 31, 2006.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Notes to Schedules of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	Made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	Funds that, by portfolio practice, maintain a mix between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

44 | DECEMBER 31, 2011

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Growth Allocation Fund
Mutual Funds
Equity Funds	$–	$177,660,827	$–
Fixed-Income Funds	–	42,172,986	–
Total Investments in Securities	$–	$219,833,813	$–

Investments in Securities:
Janus Moderate Allocation Fund
Mutual Funds
Equity Funds	$–	$154,781,808	$–
Fixed-Income Funds	–	101,622,951	–
Total Investments in Securities	$–	$256,404,759	$–

Investments in Securities:
Janus Conservative Allocation Fund
Mutual Funds
Equity Funds	$–	$86,164,947	$–
Fixed-Income Funds	–	132,341,107	–
Total Investments in Securities	$–	$218,506,054	$–

Janus Asset Allocation Funds | 45

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Growth Allocation Fund, Janus Moderate Allocation Fund, and Janus Conservative Allocation Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2011. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Growth Allocation Fund; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Moderate Allocation Fund; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Conservative Allocation Fund. The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategy of the underlying funds at any time without prior notice to Fund shareholders.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE EQUITY SECURITIES ASSET CATEGORY
INTECH GLOBAL DIVIDEND FUND seeks long-term growth of capital and income. The fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The fund invests primarily in common stocks from the universe of the Morgan Stanley Capital International (“MSCI”) World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend

46 | DECEMBER 31, 2011

yield securities contained within the broader MSCI World IndexSM. The fund may also invest in foreign equity and debt securities.

INTECH INTERNATIONAL FUND (formerly named INTECH RISK-MANAGED INTERNATIONAL FUND) seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The fund may also invest in foreign equity and debt securities.

INTECH U.S. CORE FUND (formerly named INTECH RISK-MANAGED CORE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the S&P 500® Index, utilizing INTECH’s mathematical investment process. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States.

INTECH U.S. GROWTH FUND (formerly named INTECH RISK-MANAGED GROWTH FUND) seeks long-term growth of capital. The fund invests under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

INTECH U.S. VALUE FUND (formerly named INTECH RISK-MANAGED VALUE FUND) seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

JANUS ASIA EQUITY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of Asian issuers (excluding Japanese issuers). An Asian issuer is generally considered to be any company that (i) is incorporated or has its principal business activities in one or more Asian countries; (ii) is primarily listed on the trading market of an Asian country; or (iii) derives 50% or more of its revenue from, or has 50% or more of its assets in, an Asian country. The fund considers “Asian countries” to include, but not be limited to, Hong Kong, China, South Korea, Taiwan, Singapore, Malaysia, Thailand, Indonesia, Philippines, India, Vietnam, Pakistan, Russia, and Sri Lanka. Some of these countries may represent developing or emerging markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks, depositary receipts, and convertible securities, but may also include other types of instruments, such as equity-linked securities and real estate investment trusts issued by Asian real estate companies. The fund may invest in companies of any market capitalization. While the fund intends to diversify its investments across a number of different countries, including emerging market countries, it may, under unusual circumstances, invest all or a significant portion of its assets in a single Asian country. To a more limited degree, the fund may also invest in U.S. and foreign debt securities.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging

Janus Asset Allocation Funds | 47

Notes to Financial Statements (unaudited) (continued)

market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy and/or any country that is not included in the MSCI World IndexSM, which measures the equity market performance of developed markets. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities and exchange-traded funds (“ETFs”). The fund may invest in companies of any market capitalization.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL MARKET NEUTRAL FUND (formerly named JANUS LONG/SHORT FUND) seeks long-term capital appreciation independent of stock market direction. The fund’s market neutral strategy attempts to create a portfolio that limits stock market risk and delivers absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and ETFs in an effort to insulate the fund’s performance from general stock market movements. The fund seeks a combination of long and short positions that may provide positive returns regardless of market direction, through a complete market cycle. The fund will generally buy long securities that the portfolio manager believes will go up in price and will sell short ETFs and other equity securities the portfolio manager believes will go down in price. The fund may also take long and short positions in derivative instruments that provide exposure to the equity markets, including swaps, options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may also have significant exposure to emerging markets.

JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes

48 | DECEMBER 31, 2011

of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund typically invests 80% or more of its assets in issuers located outside the United States, it also may normally invest up to 20 of its assets, measured at the time of purchase, in U.S. issuers, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS PROTECTED SERIES – GLOBAL seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items

Janus Asset Allocation Funds | 49

Notes to Financial Statements (unaudited) (continued)

(for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. As part of the Equity Component, the fund may also invest in foreign equity and debt securities. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the NAV per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for any share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as swaps, futures, and options. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories, and may at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large

50 | DECEMBER 31, 2011

companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS SELECT VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of companies of any size whose stock prices the portfolio managers believe to be undervalued. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index. The fund may also invest in foreign equity and debt securities, which may include investments in emerging markets. The fund may invest, under normal circumstances, up to 20% of its assets in securities of companies having market capitalizations outside of the aforementioned market capitalization ranges or in cash or cash equivalents.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund

Janus Asset Allocation Funds | 51

Notes to Financial Statements (unaudited) (continued)

normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INCLUDED IN THE FIXED-INCOME SECURITIES ASSET CATEGORY
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including ETFs. The fund may also invest in floating rate loans, buy backs or dollar rolls, and reverse repurchase agreements.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
A Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not

52 | DECEMBER 31, 2011

available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested

Janus Asset Allocation Funds | 53

Notes to Financial Statements (unaudited) (continued)

into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

54 | DECEMBER 31, 2011

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

There were no Level 3 securities during the period.

The Funds recognize transfers between the levels as of the beginning of the period.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger

Janus Asset Allocation Funds | 55

Notes to Financial Statements (unaudited) (continued)

losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the period ended December 31, 2011.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

56 | DECEMBER 31, 2011

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may

Janus Asset Allocation Funds | 57

Notes to Financial Statements (unaudited) (continued)

be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Global Market Neutral Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Global Market Neutral Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Global Market Neutral Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Global Market Neutral Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Global Market Neutral Fund’s agreement with its lender, the NAV per share of Janus Global Market Neutral Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Global Market Neutral Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Global Market Neutral Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Global Market Neutral Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Global Market Neutral Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund or underlying fund. A Fund or underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

A Fund or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s or underlying fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls

58 | DECEMBER 31, 2011

and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. The underlying funds may pay fees such as facility fees. Such fees may affect the underlying funds’ returns.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow

Janus Asset Allocation Funds | 59

Notes to Financial Statements (unaudited) (continued)

or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds, maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

60 | DECEMBER 31, 2011

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and the underlying funds’ portion of the interest income earned on cash collateral are included on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Market Neutral Fund, Janus Global Real Estate Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and

Janus Asset Allocation Funds | 61

Notes to Financial Statements (unaudited) (continued)

uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Growth Allocation Fund	All Asset Levels	0.05
Janus Moderate Allocation Fund	All Asset Levels	0.05
Janus Conservative Allocation Fund	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund.

62 | DECEMBER 31, 2011

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Growth Allocation Fund	0.45
Janus Moderate Allocation Fund	0.39
Janus Conservative Allocation Fund	0.40

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2011.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $286,615 was paid by the Trust during the period ended December 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31,

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Notes to Financial Statements (unaudited) (continued)

2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth Allocation Fund	$2,192
Janus Moderate Allocation Fund	3,369
Janus Conservative Allocation Fund	14,929

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Growth Allocation Fund	$127
Janus Moderate Allocation Fund	990
Janus Conservative Allocation Fund	1,162

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2011, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/11

Janus Growth Allocation Fund
INTECH International Fund(1) – Class I Shares	1,395,637	$9,224,102	(138,833)	$(1,110,711)	$(144,625)	$146,725	$16,645,653
INTECH U.S. Growth Fund(2) – Class I Shares	60,195	785,225	(131,949)	(1,830,217)	(126,049)	188,504	20,713,218
INTECH U.S. Value Fund(3) – Class I Shares	116,028	1,090,649	(144,004)	(1,438,130)	(109,763)	434,256	25,290,343
Janus Contrarian Fund – Class I Shares	2	20	(149,700)	(1,921,358)	(171,358)	20	1,165,872
Janus Flexible Bond Fund – Class I Shares	170,259	1,803,695	(645,523)	(6,597,510)	215,502	681,355	27,121,478
Janus Fund – Class I Shares	8,036	224,355	(13,136)	(389,451)	(27,169)	45,339	6,592,323
Janus Global Bond Fund – Class I Shares	140,022	1,438,056	(46,845)	(488,624)	1,295	191,429	9,815,694
Janus Global Real Estate Fund – Class I Shares	285,370	2,306,201	(43,580)	(414,790)	(45,631)	127,185	7,659,250
Janus Global Select Fund – Class I Shares	1,183	11,139	–	–	–	11,139	1,050,003
Janus High-Yield Fund – Class I Shares	6,950	60,761	(76,023)	(650,376)	(376)	60,761	1,324,129
Janus International Equity Fund – Class I Shares	117,082	1,192,494	(362,560)	(4,172,652)	(523,524)	476,429	27,156,912
Janus Overseas Fund – Class I Shares	51,705	1,752,657	(25,221)	(1,271,629)	(305,543)	–	16,251,973
Janus Research Fund – Class I Shares	15,994	456,424	(25,700)	(770,997)	(46,433)	98,391	11,962,471
Janus Short-Term Bond Fund – Class I Shares	56,612	173,559	(78,690)	(243,940)	(2,418)	46,671	3,911,685
Janus Triton Fund – Class I Shares	15,186	249,162	(14,808)	(250,769)	(9,248)	10,134	3,630,209
Janus Twenty Fund – Class D Shares	32,276	1,682,058	(43,075)	(2,496,705)	(17,101)	17,164	8,879,949
Perkins Large Cap Value Fund – Class I Shares	215,180	2,724,054	(92,910)	(1,314,879)	(107,272)	628,773	21,621,394
Perkins Mid Cap Value Fund – Class I Shares	24,600	506,599	(11,167)	(260,673)	(19,152)	74,056	4,608,350
Perkins Small Cap Value Fund – Class I Shares	31,853	667,192	(10,683)	(264,523)	(23,001)	184,065	4,432,907

		$26,348,402		$(25,887,934)	$(1,461,866)	$3,422,396	$219,833,813

64 | DECEMBER 31, 2011

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/11

Janus Moderate Allocation Fund
INTECH International Fund(1) – Class I Shares	1,030,144	$6,809,733	(106,425)	$(851,109)	$(111,815)	$106,840	$11,641,122
INTECH U.S. Growth Fund(2) – Class I Shares	111,240	1,452,686	(82,077)	(1,126,131)	(91,120)	148,637	17,473,858
INTECH U.S. Value Fund(3) – Class I Shares	156,509	1,471,022	(191,994)	(1,896,693)	(168,105)	465,238	27,324,920
Janus Flexible Bond Fund – Class I Shares	601,522	6,376,848	(1,178,656)	(12,674,424)	(147,224)	1,958,770	87,008,205
Janus Fund – Class I Shares	8,689	240,867	(29,536)	(858,955)	(63,238)	39,710	5,818,958
Janus Global Real Estate Fund – Class I Shares	223,341	1,804,990	(35,030)	(336,174)	(40,456)	92,383	5,671,350
Janus Global Select Fund – Class I Shares	1,196	11,270	(88,449)	(685,459)	164,541	11,270	1,062,371
Janus Growth and Income Fund – Class I Shares	2	52	(19,438)	(546,689)	(3,833)	52	307
Janus High-Yield Fund – Class I Shares	7,252	63,358	(29,240)	(267,452)	(17,452)	63,358	1,586,890
Janus International Equity Fund – Class I Shares	188,932	1,886,975	(128,937)	(1,487,272)	(156,543)	381,770	22,541,224
Janus Overseas Fund – Class I Shares	42,289	1,444,602	(42,795)	(1,807,106)	(202,970)	–	11,527,855
Janus Research Fund – Class I Shares	20,931	595,645	(69,203)	(2,055,576)	(116,282)	104,203	11,573,229
Janus Short-Term Bond Fund – Class I Shares	222,153	680,249	(240,447)	(747,387)	(8,093)	152,465	13,027,856
Janus Triton Fund – Class I Shares	22,365	366,823	(18,504)	(323,103)	(27,385)	12,932	4,676,937
Janus Twenty Fund – Class D Shares	18,277	959,434	(4,924)	(329,664)	(33,947)	9,017	4,964,686
Perkins Large Cap Value Fund – Class I Shares	464,773	5,843,542	(106,272)	(1,505,352)	(141,606)	706,762	24,528,836
Perkins Small Cap Value Fund – Class I Shares	44,581	933,708	(31,653)	(776,581)	(80,864)	246,121	5,976,155

		$30,941,804		$(28,275,127)	$(1,246,392)	$4,499,528	$256,404,759

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	(Loss)	Income	at 12/31/11

Janus Conservative Allocation Fund
INTECH International Fund(1) – Class I Shares	328,774	$2,189,069	(20,053)	$(160,628)	$(21,420)	$35,320	$3,910,774
INTECH U.S. Growth Fund(2) – Class I Shares	109,943	1,422,995	(32,415)	(456,707)	(39,085)	111,746	12,716,960
INTECH U.S. Value Fund(3) – Class I Shares	207,482	1,928,911	(60,190)	(611,633)	(54,802)	313,912	18,344,833
Janus Contrarian Fund – Class I Shares	–	–	–	–	–	–	7,166
Janus Flexible Bond Fund – Class I Shares	1,365,969	14,531,176	(724,050)	(7,803,552)	(114,549)	2,506,963	116,504,970
Janus Fund – Class I Shares	15,489	429,484	(5,033)	(154,168)	(14,960)	25,734	3,759,945
Janus Global Real Estate Fund – Class I Shares	28,580	241,695	(8,275)	(81,158)	(11,554)	39,820	1,786,075
Janus Global Select Fund – Class I Shares	389	3,663	–	–	–	3,663	345,338
Janus Growth and Income Fund – Class I Shares	215	6,050	–	–	–	6,050	974,299
Janus High-Yield Fund – Class I Shares	4,332	37,835	–	–	–	37,835	1,019,584
Janus International Equity Fund – Class I Shares	136,091	1,392,042	(33,691)	(392,536)	(44,517)	182,668	10,660,782
Janus Overseas Fund – Class I Shares	20,125	717,307	(3,660)	(190,778)	(51,570)	–	4,016,281
Janus Research Fund – Class I Shares	40,049	1,126,635	(9,834)	(308,140)	(29,725)	69,136	8,450,011
Janus Short-Term Bond Fund – Class I Shares	525,223	1,611,437	(158,941)	(492,865)	(5,638)	169,853	14,816,553
Janus Triton Fund – Class I Shares	33,178	543,058	(8,518)	(155,022)	(15,814)	10,875	3,918,129
Perkins Large Cap Value Fund – Class I Shares	320,409	4,070,235	(37,455)	(538,614)	(51,387)	436,935	15,527,473
Perkins Small Cap Value Fund – Class I Shares	19,336	417,015	(3,085)	(78,680)	(9,076)	72,282	1,746,881

		$30,668,607		$(11,424,481)	$(464,097)	$4,022,792	$218,506,054

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Asset Allocation Funds | 65

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Growth Allocation Fund	$216,905,634	$10,415,097	$(7,486,918)	$2,928,179
Janus Moderate Allocation Fund	250,114,578	10,565,274	(4,275,093)	6,290,181
Janus Conservative Allocation Fund	212,896,768	7,396,734	(1,787,448)	5,609,286

Net capital loss carryovers as of June 30, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

					Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	June 30, 2019	Capital Losses

Janus Growth Allocation Fund	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(146,103)	$(15,130,640)
Janus Moderate Allocation Fund	–	(1,023,048)	(4,161,852)	–	(5,184,900)
Janus Conservative Allocation Fund	–	–	(1,288,854)	–	(1,288,854)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets and do not include expenses of the underlying funds and/or investment companies in which the Funds invest.

For the six-month period ended December 31, 2011 (unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended June 30, 2010, and each fiscal year or period ended October 31

	Janus Growth	Janus Moderate	Janus Conservative
	Allocation Fund	Allocation Fund	Allocation Fund

Class A Shares
2011	0.44%	0.47%	0.40%
2011	0.44%	0.50%	0.38%
2010(1)	0.39%	0.40%	0.39%
2009(2)	0.50%	0.48%	0.45%

Class C Shares
2011	1.20%	1.17%	1.16%
2011	1.21%	1.16%	1.14%
2010(1)	1.14%	1.16%	1.14%
2009(2)	1.37%	1.26%	1.20%

Class D Shares
2011	0.29%	0.25%	0.23%
2011	0.28%	0.25%	0.25%
2010(3)	0.27%	0.27%	0.24%

66 | DECEMBER 31, 2011

	Janus Growth	Janus Moderate	Janus Conservative
	Allocation Fund	Allocation Fund	Allocation Fund

Class I Shares
2011	0.27%	0.17%	0.18%
2011	0.25%	0.17%	0.18%
2010(1)	0.14%	0.16%	0.15%
2009(2)	0.49%	0.19%	0.20%

Class S Shares
2011	0.65%	0.62%	0.61%
2011	0.67%	0.64%	0.62%
2010(1)	0.65%	0.66%	0.64%
2009(2)	0.91%	0.92%	0.67%

Class T Shares
2011	0.40%	0.37%	0.35%
2011	0.35%	0.35%	0.36%
2010(1)	0.33%	0.30%	0.31%
2009	0.37%	0.33%	0.33%
2008	0.26%	0.24%	0.25%
2007	0.28%	0.27%	0.36%
2006(4)	0.39%	0.42%	0.69%

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.
(4)	Period from December 30, 2005 (inception date) through October 31, 2006.

7.	Capital Share Transactions

For the six-month period ended December 31, 2011	Janus Growth		Janus Moderate		Janus Conservative
(unaudited) and the fiscal year ended June 30, 2011	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2011	2011	2011	2011	2011	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	48	209	123	346	318	372
Reinvested dividends and distributions	4	3	11	8	14	7
Shares repurchased	(43)	(50)	(91)	(85)	(151)	(95)
Net Increase/(Decrease) in Fund Shares	9	162	43	269	181	284
Shares Outstanding, Beginning of Period	222	60	437	168	388	104
Shares Outstanding, End of Period	231	222	480	437	569	388
Transactions in Fund Shares – Class C Shares:
Shares sold	84	158	143	448	398	548
Reinvested dividends and distributions	4	1	14	8	22	7
Shares repurchased	(21)	(6)	(71)	(79)	(110)	(66)
Net Increase/(Decrease) in Fund Shares	67	153	86	377	310	489
Shares Outstanding, Beginning of Period	221	68	608	231	637	148
Shares Outstanding, End of Period	288	221	694	608	947	637
Transactions in Fund Shares – Class D Shares:
Shares sold	1,161	3,623	1,528	5,326	2,818	5,302
Reinvested dividends and distributions	318	291	464	428	450	452
Shares repurchased	(1,844)	(3,643)	(2,208)	(3,333)	(2,277)	(3,320)
Net Increase/(Decrease) in Fund Shares	(365)	271	(216)	2,421	991	2,434
Shares Outstanding, Beginning of Period	18,111	17,840	18,867	16,446	14,246	11,812
Shares Outstanding, End of Period	17,746	18,111	18,651	18,867	15,237	14,246
Transactions in Fund Shares – Class I Shares:
Shares sold	17	73	148	373	31	177
Reinvested dividends and distributions	3	3	10	5	5	4
Shares repurchased	(23)	(76)	(87)	(168)	(49)	(27)
Net Increase/(Decrease) in Fund Shares	(3)	–	71	210	(13)	154
Shares Outstanding, Beginning of Period	185	185	358	148	202	48
Shares Outstanding, End of Period	182	185	429	358	189	202

Janus Asset Allocation Funds | 67

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended December 31, 2011	Janus Growth		Janus Moderate		Janus Conservative
(unaudited) and the fiscal year ended June 30, 2011	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2011	2011	2011	2011	2011	2011

Transactions in Fund Shares – Class S Shares:
Shares sold	53	61	81	42	57	33
Reinvested dividends and distributions	2	1	2	1	2	1
Shares repurchased	(15)	(5)	(18)	(15)	(13)	(3)
Net Increase/(Decrease) in Fund Shares	40	57	65	28	46	31
Shares Outstanding, Beginning of Period	60	3	33	5	42	11
Shares Outstanding, End of Period	100	60	98	33	88	42
Transactions in Fund Shares – Class T Shares:
Shares sold	239	370	339	1,230	585	899
Reinvested dividends and distributions	19	14	41	34	41	29
Shares repurchased	(163)	(389)	(255)	(595)	(476)	(475)
Net Increase/(Decrease) in Fund Shares	95	(5)	125	669	150	453
Shares Outstanding, Beginning of Period	993	998	1,607	938	1,341	888
Shares Outstanding, End of Period	1,088	993	1,732	1,607	1,491	1,341

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Growth Allocation Fund	$26,348,403	$24,426,069	$–	$–
Janus Moderate Allocation Fund	30,941,804	27,028,738	–	–
Janus Conservative Allocation Fund	30,668,609	10,960,383	–	–

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

68 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Asset Allocation Funds | 69

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

70 | DECEMBER 31, 2011

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Asset Allocation Funds | 71

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2011. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the types of securities held in each Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

72 | DECEMBER 31, 2011

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, changes in the target allocation and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Asset Allocation Funds | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-127	125-24-93005 02-12

SEMIANNUAL REPORT

December 31, 2011

Janus Mathematical Funds

INTECH Global Dividend Fund
INTECH International Fund
(formerly named INTECH Risk-Managed International Fund)
INTECH U.S. Core Fund
(formerly named INTECH Risk-Managed Core Fund)
INTECH U.S. Growth Fund
(formerly named INTECH Risk-Managed Growth Fund)
INTECH U.S. Value Fund
(formerly named INTECH Risk-Managed Value Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Mathematical Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the investment personnel’s opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012 (until at least November 1, 2013 for INTECH Global Dividend Fund). Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Mathematical Funds | 1

(Continued) (unaudited)

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | DECEMBER 31, 2011

INTECH Global Dividend Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

Since inception on December 15, 2011, through December 31, 2011, INTECH Global Dividend Fund’s Class I Shares returned 3.11%. This compares to the 3.54% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 3.84% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark. The process seeks to minimize tracking error for a target level of excess return. In doing so, the process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Lorillard, Inc. Tobacco	2.1%
SSE PLC Electric – Integrated	2.0%
British American Tobacco PLC Tobacco	1.9%
Philip Morris International, Inc. Tobacco	1.9%
Reynolds American, Inc. Tobacco	1.8%

9.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

4 | DECEMBER 31, 2011

(unaudited)

Performance

Cumulative Total Return – for the periods ended December 31, 2011		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	3.11%	1.68%	1.27%

MOP	–2.81%

INTECH Global Dividend Fund- Class C Shares

NAV	3.11%	2.45%	2.02%

CDSC	2.08%

INTECH Global Dividend Fund – Class D Shares(1)	3.11%	1.49%	1.16%

INTECH Global Dividend Fund – Class I Shares	3.11%	1.40%	1.02%

INTECH Global Dividend Fund – Class S Shares	3.11%	1.83%	1.52%

INTECH Global Dividend Fund – Class T Shares	3.11%	1.58%	1.27%

Morgan Stanley Capital International World IndexSM	3.54%

Morgan Stanley Capital International World High Dividend Yield Index	3.84%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during their initial fiscal year. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

6 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,031.10	$0.49

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,031.10	$0.57*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,031.10	$0.47

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,031.10	$0.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,031.10	$0.51*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,031.10	$0.49

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23

†	Actual expenses paid reflect only the inception period (December 15, 2011 to December 31, 2011). Therefore actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.03% for Class A Shares, 1.20% for Class C Shares, 1.00% for Class D Shares, 0.97% for Class I Shares, 1.09% for Class S Shares and 1.03% for Class T Shares multiplied by the average account value over the period, multiplied by 17/366 (to reflect the period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the inception period for Class C Shares and Class S Shares. Without these waivers, the expenses paid during the period would have been $10.06 for Class C Shares and $7.51 for Class S Shares.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Common Stock – 93.6%
Aerospace and Defense – 0.7%
2,323	BAE Systems PLC	$10,283
2,128	Finmeccanica SpA	7,871
100	Lockheed Martin Corp.	8,090
100	Northrop Grumman Corp.	5,848
100	Raytheon Co.	4,838
		36,930
Airlines – 0.2%
5,000	Cathay Pacific Airways, Ltd.	8,576
Appliances – 0.2%
439	Electrolux A.B.	7,002
100	Whirlpool Corp.	4,745
		11,747
Athletic Footwear – 0.1%
2,000	Yue Yuen Industrial Holdings, Ltd.	6,322
Beverages – Non-Alcoholic – 0.4%
1,385	Coca-Cola Amatil, Ltd.	16,301
326	Coca-Cola Hellenic Bottling Co. S.A.	5,590
		21,891
Beverages – Wine and Spirits – 0.3%
806	Diageo PLC	17,602
Building – Heavy Construction – 0.8%
154	Acciona S.A.	13,299
361	ACS Actividades de Construccion y Servicios S.A.	10,698
417	Aker Kvaerner A.S.A.	4,391
466	Skanska A.B. – Class B	7,724
173	Vinci S.A.	7,558
		43,670
Building and Construction – Miscellaneous – 1.0%
1,959	Balfour Beatty PLC	8,054
249	Bouygues S.A.	7,845
2,427	Cintra Concesiones de Infraestructuras de Transporte S.A.	29,288
219	Eiffage S.A.	5,301
186	Koninklijke Boskalis Westminster N.V.	6,834
		57,322
Building and Construction Products – Miscellaneous – 0.4%
123	Cie de Saint-Gobain	4,722
82	Geberit A.G.	15,806
		20,528
Building Products – Cement and Aggregate – 0.5%
2,039	Cimpor-Cimentos de Portugal	14,030
768	CRH PLC	15,266
		29,296
Building Products – Doors and Windows – 0.2%
1,000	Asahi Glass Co., Ltd.	8,395
Cable/Satellite Television – 0.4%
400	Cablevision Systems New York Group – Class A	5,688
700	Shaw Communications, Inc. – Class B	13,918
		19,606
Casino Hotels – 0.2%
3,690	Sky City Entertainment Group, Ltd.	9,877
Casino Services – 0.5%
500	Sankyo Co., Ltd.	25,309
Cellular Telecommunications – 1.2%
669	Cellcom Israel, Ltd.	11,231
284	Mobistar S.A.	14,881
4	NTT DoCoMo, Inc.	7,355
1,047	Partner Communications Co., Ltd.	9,290
200	Rogers Communications, Inc.	7,707
4,722	Vodafone Group PLC	13,117
		63,581
Chemicals – Diversified – 0.8%
109	Akzo Nobel N.V.	5,270
103	BASF S.E.	7,183
100	E.I. du Pont de Nemours & Co.	4,578
1,088	Israel Chemicals, Ltd.	11,343
1,000	Kaneka Corp.	5,328
118	Koninklijke DSM N.V.	5,475
47	Wacker Chemie A.G.	3,780
		42,957
Chemicals – Specialty – 0.1%
99	Lonza Group A.G.	5,851
Commercial Banks – 4.1%
1,000	Aozora Bank, Ltd.	2,755
1,227	Banco Bilbao Vizcaya Argentaria S.A.	10,607
3,041	Banco de Sabadell S.A.	11,546
1,858	Banco Santander Central Hispano S.A.	14,114
200	Bank of Montreal	10,973
100	Bank of Nova Scotia	4,991
1,953	Bendigo and Adelaide Bank, Ltd.	16,037
4,000	BOC Hong Kong Holdings, Ltd.	9,477
2,652	CaixaBank	13,024
100	Canadian Imperial Bank of Commerce	7,245
218	Commonwealth Bank of Australia	10,972
1,000	DBS Group Holdings, Ltd.	8,884
278	Erste Group Bank A.G.	4,897
700	Hang Seng Bank, Ltd.	8,306
100	M&T Bank Corp.	7,634
200	National Bank of Canada	14,166
1,000	Oversea-Chinese Banking Corp., Ltd.	6,038
2,000	Resona Holdings, Inc.	8,811
100	Royal Bank of Canada	5,104
2,900	Seven Bank, Ltd.	5,691
300	Sumitomo Mitsui Financial Group, Inc.	8,359
271	Svenska Handelsbanken A.B. – Class A	7,131
100	Toronto-Dominion Bank	7,490
1,000	United Overseas Bank, Ltd.	11,776
568	Westpac Banking Corp.	11,617
		227,645
Commercial Services – Finance – 0.5%
1,200	H&R Block, Inc.	19,596
200	Paychex, Inc.	6,022
		25,618
Computer Services – 0.1%
640	Indra Sistemas S.A.	8,147
Consumer Products – Miscellaneous – 0.5%
100	Clorox Co.	6,656
300	Kimberly-Clark Corp.	22,068
		28,724
Cosmetics and Toiletries – 0.2%
500	Avon Products, Inc.	8,735

See Notes to Schedules of Investments and Financial Statements.

8 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Distribution/Wholesale – 0.1%
100	Genuine Parts Co.	$6,120
Diversified Financial Services – 0.1%
1,346	Investec PLC	7,085
Diversified Operations – 1.3%
100	Eaton Corp.	4,353
96	Groupe Bruxelles Lambert S.A.	6,399
1,000	Keppel Corp., Ltd.	7,172
400	Leggett & Platt, Inc.	9,216
7,000	NWS Holdings, Ltd.	10,311
1,241	Orkla A.S.A.	9,269
1,000	Swire Pacific, Ltd. – Class A	12,072
512	Wartsila Oyj – Class B	14,789
		73,581
Diversified Operations – Commercial Services – 0.3%
1,906	Brambles, Ltd.	13,955
Electric – Distribution – 0.1%
492	AGL Energy, Ltd.	7,210
Electric – Generation – 0.3%
600	Electric Power Development Co., Ltd.	15,961
Electric – Integrated – 15.4%
200	Alliant Energy Corp.	8,822
300	American Electric Power Co., Inc.	12,393
1,700	Chubu Electric Power Co., Inc.	31,747
2,000	CLP Holdings, Ltd.	17,009
500	Consolidated Edison, Inc.	31,015
900	Dominion Resources, Inc.	47,772
500	DTE Energy Co.	27,225
1,100	Duke Energy Corp.	24,200
521	E.ON A.G.	11,239
300	Edison International	12,420
3,630	Energias de Portugal S.A.	11,232
100	Entergy Corp.	7,305
500	Exelon Corp.	21,685
400	FirstEnergy Corp.	17,720
200	Fortis, Inc.	6,553
401	Fortum Oyj	8,557
100	FPL Group, Inc.	6,088
437	GDF Suez	11,944
600	Hokuriku Electric Power Co.	11,205
8,000	HongKong Electric Holdings	59,179
1,652	Iberdrola S.A.	10,345
300	Integrys Energy Group, Inc.	16,254
4,735	International Power PLC	24,791
400	Kansai Electric Power Co., Inc.	6,139
200	Northeast Utilities	7,214
200	NSTAR	9,392
1,100	Pepco Holdings, Inc.	22,330
200	PG&E Corp.	8,244
400	Pinnacle West Capital Corp.	19,272
1,200	PPL Corp.	35,304
700	Progress Energy, Inc.	39,214
900	Public Service Enterprise Group, Inc.	29,709
374	RWE A.G.	13,140
300	SCANA Corp.	13,518
700	Southern Co.	32,403
5,621	SSE PLC	112,675
1,000	TransAlta Corp.	20,638
600	Wisconsin Energy Corp.	20,976
700	Xcel Energy, Inc.	19,348
		846,216
Electric – Transmission – 0.4%
195	Red Electrica Corp. S.A.	8,344
3,585	Terna Rete Elettrica Nazionale SpA	12,081
		20,425
Electronic Components – Miscellaneous – 0.2%
300	Garmin, Ltd.	11,943
Electronic Components – Semiconductors – 0.5%
500	Microchip Technology, Inc.	18,315
1,443	STMicroelectronics N.V.	8,573
		26,888
Engineering – Research and Development Services – 0.2%
2,000	SembCorp Industries, Ltd.	6,247
205	WorleyParsons, Ltd.	5,381
		11,628
Enterprise Software/Services – 0.4%
1,000	Nomura Research Institute, Ltd.	22,612
Finance – Credit Card – 0.3%
1,000	Aeon Credit Service Co., Ltd.	15,802
Finance – Investment Bankers/Brokers – 0.3%
1,338	ICAP PLC	7,207
392	Macquarie Bank, Ltd.	9,536
		16,743
Finance – Other Services – 0.8%
315	ASX, Ltd.	9,850
127	Deutsche Boerse A.G.*	6,658
395	London Stock Exchange Group PLC	4,876
300	NYSE Euronext	7,830
1,000	Singapore Exchange, Ltd.	4,727
300	TMX Group, Inc.	12,280
		46,221
Food – Miscellaneous/Diversified – 3.2%
200	Campbell Soup Co.	6,648
1,200	ConAgra Foods, Inc.	31,680
100	General Mills, Inc.	4,041
200	H.J. Heinz Co.	10,808
100	Kellogg Co.	5,057
800	Kraft Foods, Inc. – Class A	29,888
1,235	Nestle S.A.	71,023
217	Unilever N.V.	7,461
301	Unilever PLC	10,109
		176,715
Food – Retail – 0.7%
79	Casino Guichard Perrachon S.A.	6,653
117	Delhaize Group	6,572
1,726	J Sainsbury PLC	8,118
1,049	Tesco PLC	6,571
311	Woolworths, Ltd.	7,983
		35,897

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 9

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Food – Wholesale/Distribution – 0.4%
4,237	Metcash, Ltd.	$17,504
200	Sysco Corp.	5,866
		23,370
Gas – Transportation – 4.6%
2,900	CenterPoint Energy, Inc.	58,261
1,806	Centrica PLC	8,112
560	Enagas	10,356
2,644	Gas Natural SDG S.A.	45,387
3,539	National Grid PLC	34,344
2,200	NiSource, Inc.	52,382
200	Sempra Energy	11,000
6,965	Snam Rete Gas SpA	30,700
		250,542
Import/Export – 1.3%
1,400	Itochu Corp.	14,227
2,000	Marubeni Corp.	12,190
600	Mitsubishi Corp.	12,125
1,000	Mitsui & Co., Ltd.	15,556
1,200	Sumitomo Corp.	16,249
		70,347
Insurance Brokers – 0.3%
200	Marsh & McLennan Cos., Inc.	6,324
300	Willis Group Holdings, Ltd.	11,640
		17,964
Investment Companies – 1.2%
4,000	Cheung Kong Infrastructure Holdings, Ltd.	23,434
406	Investor A.B. – Class B	7,579
78	Pargesa Holding S.A.	5,109
608	Ratos A.B.	7,138
5,597	Resolution, Ltd.	21,848
		65,108
Investment Management and Advisory Services – 0.5%
400	CI Financial Corp.	8,287
200	IGM Financial, Inc.	8,685
6,600	Man Group PLC	12,882
		29,854
Life and Health Insurance – 1.3%
500	Great-West Lifeco, Inc.	10,015
1,000	Manulife Financial Corp.	10,653
400	Power Corp. of Canada	9,355
300	Power Financial Corp.	7,523
644	Prudential PLC	6,385
3,664	Standard Life PLC	11,736
500	Sun Life Financial, Inc.	9,278
75	Swiss Life Holdings	6,901
		71,846
Lottery Services – 0.3%
7,053	Tatts Group, Ltd.	17,598
Machinery – General Industrial – 0.2%
620	Zardoya Otis S.A.	8,505
Medical – Drugs – 8.9%
600	Abbott Laboratories	33,738
200	Astellas Pharma, Inc.	8,135
216	AstraZeneca PLC	9,978
1,200	Bristol-Myers Squibb Co.	42,288
800	Eisai Co., Ltd.	33,112
400	Eli Lilly & Co.	16,624
1,717	GlaxoSmithKline PLC	39,230
100	Johnson & Johnson	6,558
205	Novartis A.G.	11,724
600	ONO Pharmaceutical Co., Ltd.	33,684
650	Orion Oyj – Class B	12,660
2,600	Pfizer, Inc.	56,264
585	Roche Holding A.G.	99,182
558	Sanofi	40,980
500	Shionogi & Co., Ltd.	6,426
200	Takeda Pharmaceutical Co., Ltd.	8,785
737	UCB S.A.	31,006
		490,374
Medical Products – 0.1%
113	Cochlear, Ltd.	7,164
Metal – Diversified – 0.1%
475	Boliden A.B.	6,940
Mining Services – 0.1%
244	Orica, Ltd.	6,048
MRI and Medical Diagnostic Imaging Center – 0.2%
764	Sonic Healthcare, Ltd.	8,813
Multi-Line Insurance – 1.3%
74	Allianz S.E.	7,078
122	Baloise Holding A.G.	8,367
300	Cincinnati Financial Corp.	9,138
729	CNP Assurances	9,036
42	Gjensidige Forsikring A.S.A.	487
4,805	Mapfre S.A.	15,265
339	Sampo Oyj – Class A	8,410
50	Zurich Financial Services A.G.	11,315
		69,096
Multimedia – 0.7%
317	Lagardere S.C.A.	8,368
995	Nikon Corp.	11,415
712	Pearson PLC	13,377
200	Thomson Reuters Corp.	5,347
		38,507
Non-Hazardous Waste Disposal – 0.1%
200	Waste Management, Inc.	6,542
Office Automation and Equipment – 0.4%
600	Pitney Bowes, Inc.	11,124
1,000	Ricoh Co., Ltd.	8,720
		19,844
Oil – Field Services – 0.1%
78	Fugro N.V.	4,532
Oil and Gas Drilling – 0.5%
855	Seadrill, Ltd.	28,604
Oil Companies – Exploration and Production – 0.3%
500	EnCana Corp.	9,274
200	Vermilion Energy, Inc.	8,909
		18,183
Oil Companies – Integrated – 3.5%
700	Chevron Corp.	74,480
500	ConocoPhillips	36,435
300	Husky Energy, Inc.	7,231

See Notes to Schedules of Investments and Financial Statements.

10 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Oil Companies – Integrated – (continued)

191	OMV A.G.	$5,803
274	Repsol YPF S.A.	8,416
223	Royal Dutch Shell PLC – Class A	8,210
677	Royal Dutch Shell PLC – Class B	25,796
666	StatoilHydro A.S.A.	17,101
209	Total S.A.	10,683
		194,155
Oil Refining and Marketing – 0.4%
2,000	Cosmo Oil Co.	5,588
1,000	JX Holdings, Inc.	6,043
1,000	TonenGeneral Sekiyu K.K.	10,929
		22,560
Paper and Related Products – 0.2%
200	MeadWestvaco Corp.	5,990
456	Svenska Cellulosa	6,762
		12,752
Pipelines – 1.2%
500	Spectra Energy Corp.	15,375
1,200	TransCanada Corp.	52,465
		67,840
Printing – Commercial – 0.3%
700	R.R. Donnelley & Sons Co.	10,101
1,000	Toppan Printing Co., Ltd.	7,355
		17,456
Property and Casualty Insurance – 0.4%
706	Admiral Group PLC	9,340
1,038	QBE Insurance Group, Ltd.	13,746
		23,086
Public Thoroughfares – 0.5%
977	Abertis Infraestucturas S.A.	15,602
616	Atlantia SpA	9,861
		25,463
Publishing – Books – 0.1%
847	Reed Elsevier PLC	6,826
Publishing – Newspapers – 0.2%
4,000	Singapore Press Holdings, Ltd.	11,383
Publishing – Periodicals – 0.3%
164	Axel Springer A.G.	7,047
403	Wolters Kluwer N.V.	6,965
		14,012
Real Estate Operating/Development – 1.6%
400	Brookfield Properties Corp.	6,272
600	Daito Trust Construction Co., Ltd.	51,462
4,500	Hopewell Holdings, Ltd.	11,507
12,000	New World Development, Ltd.	9,673
6,000	Sino Land Co., Ltd.	8,545
		87,459
Reinsurance – 0.5%
217	Hannover Rueckversicherung A.G.	10,762
76	Muenchener Rueckversicherungs A.G.	9,322
393	SCOR S.E.	9,185
		29,269
Retail – Apparel and Shoe – 0.3%
483	Hennes & Mauritz A.B. – Class B	15,540
Retail – Convenience Stores – 0.6%
500	Lawson, Inc.	31,222
Retail – Discount – 0.2%
4,449	Harvey Norman Holdings, Ltd.	8,348
Retail – Major Department Stores – 0.6%
1,659	Marks & Spencer Group PLC	8,011
167	PPR	23,913
		31,924
Retail – Restaurants – 1.5%
800	McDonald’s Corp.	80,264
Rubber – Tires – 0.1%
121	Compagnie Generale des Etablissements Michelin – Class B	7,152
Satellite Telecommunications – 0.3%
1,169	Inmarsat PLC.	7,346
317	SES S.A. (FDR)	7,607
		14,953
Savings/Loan/Thrifts – 0.2%
900	New York Community Bancorp., Inc.	11,133
Semiconductor Components/Integrated Circuits – 0.1%
200	Linear Technology Corp.	6,006
Semiconductor Equipment – 0.2%
1,100	ASM Pacific Technology, Ltd.	12,344
Shipbuilding – 0.2%
5,000	Cosco Corp. Singapore, Ltd.	3,374
7,000	Yangzijiang Shipbuilding Holdings, Ltd.	4,912
		8,286
Soap and Cleaning Preparations – 0.1%
149	Reckitt Benckiser Group PLC	7,357
Telecommunication Services – 3.2%
1,000	BCE, Inc.	41,699
15,000	Singapore Telecommunications, Ltd.	35,745
950	Tele2 A.B. – Class B	18,494
508	Telenor A.S.A.	8,336
100	TELUS Corp.	5,659
1,000	TELUS Corp.	53,647
530	Vivendi	11,605
		175,185
Telephone – Integrated – 5.9%
300	AT&T, Inc.	9,072
466	Belgacom S.A.	14,618
10,481	Bezeq Israeli Telecommunication Corp., Ltd.	19,274
300	CenturyLink, Inc.	11,160
806	Elisa Oyj	16,824
1,080	France Telecom S.A.	16,960
1,042	Koninklijke KPN N.V.	12,467
300	Nippon Telegraph & Telephone Corp.	15,341
60	Swisscom A.G.	22,741
1,090	TDC A/S	8,743
936	Telefonica S.A.	16,213
1,322	TeliaSonera A.B.	8,989
27,190	Telstra Corp., Ltd.	92,589
1,200	Verizon Communications, Inc.	48,144
1,100	Windstream Corp.	12,914
		326,049

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 11

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Tobacco – 7.9%
2,239	British American Tobacco PLC	$106,224
340	Imperial Tobacco Group PLC	12,855
1,000	Lorillard, Inc.	114,000
1,300	Philip Morris International, Inc.	102,024
2,400	Reynolds American, Inc.	99,408
		434,511
Transportation – Marine – 0.1%
1,000	Orient Overseas International, Ltd.	5,839
Transportation – Services – 0.3%
6,000	ComfortDelgro Corp., Ltd.	6,547
2,070	Toll Holdings, Ltd.	8,933
		15,480
Travel Services – 0.2%
3,716	Tui Travel PLC	9,566
Water – 1.0%
900	American Water Works Co., Inc.	28,674
774	Severn Trent PLC	17,979
661	Suez Environment S.A.	7,614
		54,267
Wire and Cable Products – 0.1%
208	Bekaert S.A.	6,671
Wireless Equipment – 0.4%
4,883	Nokia Oyj	23,836

Total Common Stock (cost $4,986,946)		5,141,306

Preferred Stock – 0.4%
Automotive – Cars and Light Trucks – 0.1%
111	Bayerische Motoren Werke A.G.	5,250
Electric – Integrated – 0.3%
428	RWE A.G.	14,088

Total Preferred Stock (cost $18,641)		19,338

Money Market – 3.8%
209,000	Janus Cash Liquidity Fund LLC, 0% (cost $209,000)	209,000

Total Investments (total cost $5,214,587) – 97.8%		5,369,644

Cash, Receivables and Other Assets, net of Liabilities – 2.2%		120,244

Net Assets – 100%		$5,489,888

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$289,585	5.4%
Austria	10,700	0.2%
Belgium	80,147	1.5%
Bermuda	74,510	1.4%
Canada	365,364	6.8%
Cayman Islands	12,344	0.2%
Denmark	8,743	0.2%
Finland	96,491	1.8%
France	189,519	3.5%
Germany	95,547	1.8%
Greece	5,590	0.1%
Guernsey	21,848	0.4%
Hong Kong	144,344	2.7%
Ireland	26,906	0.5%
Israel	51,138	1.0%
Italy	60,513	1.1%
Japan	472,618	8.8%
Luxembourg	7,607	0.2%
Netherlands	57,577	1.1%
New Zealand	9,877	0.2%
Norway	39,584	0.7%
Portugal	25,262	0.5%
Singapore	106,805	2.0%
Spain	249,156	4.6%
Sweden	93,299	1.7%
Switzerland	269,962	5.0%
United Kingdom	586,042	10.9%
United States††	1,918,566	35.7%

Total	$5,369,644	100.0%

††	Includes Cash Equivalents (31.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2011

INTECH International Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2011, INTECH International Fund’s Class I Shares returned -17.04%. This compares to the -16.31% return posted by the MSCI EAFE Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark. The process seeks to minimize tracking error for a target level of excess return. In doing so, the process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH International Fund.

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Shire PLC Medical – Drugs	1.9%
Elan Corp. PLC Medical – Drugs	1.3%
British American Tobacco PLC Tobacco	1.1%
Roche Holding A.G. Medical – Drugs	1.1%
Telstra Corp., Ltd. Telephone – Integrated	1.1%

6.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

14 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011				Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	–17.29%	–13.42%	–6.70%	3.23%	1.32%

MOP	–22.03%	–18.40%	–7.88%

INTECH International Fund – Class C Shares

NAV	–17.54%	–13.68%	–7.00%	3.97%	2.07%

CDSC	–18.35%	–14.54%	–7.00%

INTECH International Fund – Class I Shares	–17.04%	–13.48%	–6.68%	3.09%	1.07%

INTECH International Fund – Class S Shares	–17.39%	–13.42%	–6.78%	3.47%	1.58%

INTECH International Fund – Class T Shares	–17.33%	–13.57%	–8.16%	3.22%	1.32%

Morgan Stanley Capital International EAFE® Index	–16.31%	–12.14%	–6.74%

Lipper Quartile – Class I Shares	–	3rd	3rd

Lipper Ranking – based on total returns for International Funds	–	655/1305	492/923

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Mathematical Funds | 15

INTECH International Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, Class I Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed International Fund changed its name to INTECH International Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 2, 2007

16 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$823.00	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$819.50	$9.19

Hypothetical (5% return before expenses)	$1,000.00	$1,015.03	$10.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$824.40	$4.63

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$821.00	$6.91

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$821.60	$5.77

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.39

†	Expenses are equal to the annualized expense ratio of 1.26% for Class A Shares, 2.01% for Class C Shares, 1.01% for Class I Shares, 1.51% for Class S Shares and 1.26% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Common Stock – 98.4%
Advertising Services – 0.5%
2,100	Dentsu, Inc.	$64,105
250	Hakuhodo DY Holdings, Inc.	14,360
13,000	Toho Gas Co., Ltd.	82,781
		161,246
Aerospace and Defense – 0.2%
1,800	Meggitt PLC	9,860
1,034	Rolls-Royce Holdings PLC	11,985
1,558	Thales S.A.	49,196
		71,041
Aerospace and Defense – Equipment – 0.5%
5,033	European Aeronautic Defence and Space Co. N.V.	157,293
Agricultural Chemicals – 0.3%
2,261	Incitec Pivot, Ltd.	7,191
175	Syngenta A.G.	51,251
1,165	Yara International A.S.A.	46,771
		105,213
Agricultural Operations – 0%
2,000	Wilmar International, Ltd.	7,712
Airlines – 0.1%
13,000	All Nippon Airways Co., Ltd.	36,322
Airport Development – Maintenance – 0.3%
435	Aeroports de Paris	29,835
1,353	Fraport A.G. Frankfurt Airport Services Worldwide	66,535
		96,370
Apparel Manufacturers – 0.7%
12,046	Burberry Group PLC	221,640
152	Christian Dior	18,020
		239,660
Athletic Footwear – 0.6%
1,455	Adidas A.G.	94,635
10,200	Asics Corp.	115,057
		209,692
Automotive – Cars and Light Trucks – 1.2%
1,986	Bayerische Motoren Werke A.G.	133,027
1,000	Daihatsu Motor Co., Ltd.	17,856
15,176	Fiat SpA	69,719
2,000	Mazda Motor Corp.	3,535
29,000	Mitsubishi Motors Corp.*	34,295
4,600	Nissan Motor Co., Ltd.	41,367
805	Volkswagen A.G.	107,977
		407,776
Automotive – Medium and Heavy Duty Trucks – 0%
2,000	Hino Motors, Ltd.	12,138
Automotive – Truck Parts and Equipment – Original – 0.1%
7,951	GKN PLC	22,592
600	Sumitomo Electric Industries, Ltd.	6,534
		29,126
Beverages – Non-Alcoholic – 0.3%
9,287	Coca-Cola Amatil, Ltd.	109,309
Beverages – Wine and Spirits – 0.2%
2,606	Diageo PLC	56,912
83	Pernod-Ricard S.A.	7,697
		64,609
Bicycle Manufacturing – 0.1%
500	Shimano, Inc.	24,301
Brewery – 1.4%
1,000	Asahi Breweries, Ltd.	21,963
5,352	Heineken Holding N.V.	219,000
4,621	Heineken N.V.	213,905
463	SABMiller PLC	16,294
		471,162
Building – Heavy Construction – 0.4%
1,186	Acciona S.A.	102,417
139	ACS Actividades de Construccion y Servicios S.A.	4,119
204	Fomento de Construcciones y Contratas S.A.	5,291
333	Vinci S.A.	14,548
		126,375
Building – Maintenance and Service – 0.7%
20,818	Babcock International Group PLC	237,744
Building – Residential and Commercial – 0.2%
1,000	Daiwa House Industry Co., Ltd.	11,930
9,000	Sekisui Chemical Co., Ltd.	74,269
		86,199
Building and Construction – Miscellaneous – 0.9%
5,637	Balfour Beatty PLC	23,177
14,288	Cintra Concesiones de Infraestructuras de Transporte S.A.	172,420
385	Eiffage S.A.	9,319
6,000	Kajima Corp.	18,401
4,000	Obayashi Corp.	17,778
2,000	Shimzu Corp.	8,395
24,000	Taisei Corp.	60,819
		310,309
Building and Construction Products – Miscellaneous – 1.6%
1,562	Cie de Saint-Gobain	59,964
42,820	Fletcher Building, Ltd.	204,574
642	Geberit A.G.	123,751
600	JS Group Corp.	11,501
74	Sika A.G.	139,489
1,000	TOTO, Ltd.	7,719
		546,998
Building Products – Air and Heating – 0.2%
1,100	Daikin Industries, Ltd.	30,134
600	Rinnai Corp.	42,963
		73,097
Building Products – Cement and Aggregate – 0.3%
11,321	Cimpor-Cimentos de Portugal	77,897
1,219	CRH PLC	24,230
2,173	James Hardie Industries N.V.	15,155
		117,282
Building Products – Doors and Windows – 0.3%
62,000	Nippon Sheet Glass Co., Ltd.	116,023

See Notes to Schedules of Investments and Financial Statements.

18 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Cable/Satellite Television – 1.2%
19,501	British Sky Broadcasting Group PLC	$221,795
24	Jupiter Telecommunications Co., Ltd.	24,327
3,036	Kabel Deutschland Holding A.G.*	154,071
		400,193
Casino Hotels – 1.2%
8,133	Crown, Ltd.	67,283
98,000	Galaxy Entertainment Group, Ltd.*	179,689
112,000	SJM Holdings, Ltd.	182,862
		429,834
Casino Services – 0%
200	Sankyo Co., Ltd.	10,123
Cellular Telecommunications – 1.4%
1,905	Millicom International Cellular S.A. (SDR)	190,965
1,541	Mobistar S.A.	80,745
72,322	Vodafone Group PLC	200,895
		472,605
Chemicals – Diversified – 2.1%
2,183	Arkema	154,528
2,000	Asahi Kasei Corp.	12,060
1,958	BASF S.E.	136,549
324	Johnson Matthey PLC	9,236
500	Kuraray Co., Ltd.	7,115
2,868	Lanxess A.G.	148,459
5,000	Mitsubishi Chemical Holdings Corp.	27,550
400	Shin-Etsu Chemical Co., Ltd.	19,701
2,255	Solvay S.A.	185,772
7,000	Ube Industries, Ltd.	19,194
		720,164
Chemicals – Specialty – 0.2%
459	Brenntag A.G.	42,737
2,000	Daicel Corp.	12,190
		54,927
Coatings and Paint Products – 0%
1,000	Kansai Paint Co., Ltd.	8,928
Collectibles – 0%
100	Sanrio Co., Ltd.	5,140
Commercial Banks – 3.5%
979	Banco Bilbao Vizcaya Argentaria S.A.	8,463
3,721	Banco de Sabadell S.A.	14,128
1,757	Banco Popular Espanol S.A.	8,004
1,000	Bank of Kyoto, Ltd.	8,616
1,000	Bank Of Yokohama, Ltd.	4,730
1,200	Bankia S.A.*	5,583
2,630	Bankinter S.A.	16,167
1,087	Bendigo and Adelaide Bank, Ltd.	8,926
25,643	CaixaBank	125,935
12,000	Chiba Bank, Ltd.	77,349
10,000	Chugoku Bank, Ltd.	139,441
2,000	Chuo Mitsui Trust Holdings, Inc.	5,874
1,379	Commonwealth Bank of Australia	69,408
4,000	DBS Group Holdings, Ltd.	35,536
2,000	Fukuoka Financial Group, Inc.	8,395
5,000	Gunma Bank, Ltd.	27,485
2,000	Hachijuni Bank, Ltd.	11,410
6,000	Hiroshima Bank, Ltd.	27,914
17,000	Hokuhoku Financial Group, Inc.	33,138
14,000	Iyo Bank, Ltd.	138,272
10,000	Joyo Bank, Ltd.	44,185
15,764	Lloyds Banking Group PLC*	6,341
1,421	National Australia Bank, Ltd.	33,945
5,000	Nishin-Nippon City Bank, Ltd.	14,360
2,000	Oversea-Chinese Banking Corp., Ltd.	12,077
1,220	Pohjola Bank PLC	11,857
2,700	Resona Holdings, Inc.	11,895
4,000	Shizuoka Bank, Ltd.	42,157
5,174	Sparbanken Sverige A.B. – Class A	67,062
4,000	Suruga Bank, Ltd.	35,815
7,000	United Overseas Bank, Ltd.	82,432
493	Westpac Banking Corp.	10,083
8,000	Yamaguchi Financial Group, Inc.	76,413
		1,223,396
Commercial Services – 1.6%
1,819	Aggreko PLC	56,967
7,441	Edenred	183,151
250	Intertek Group PLC	7,900
195	SGS S.A.	322,923
		570,941
Commercial Services – Finance – 0%
1,100	Experian PLC	14,953
Computer Aided Design – 0.1%
304	Dassault Systemes S.A.	24,364
Computer Services – 0.1%
216	Atos Origin S.A.	9,479
2,577	Indra Sistemas S.A.	32,805
		42,284
Computers – Integrated Systems – 0.3%
1,800	Itochu Techno-Solutions Corp.	80,819
9	NTT Data Corp.	28,748
		109,567
Consulting Services – 0.1%
601	Bereau Veritas S.A.	43,787
Containers – Metal and Glass – 0.5%
33,263	Rexam PLC	182,212
Containers – Paper and Plastic – 0.2%
11,648	Amcor, Ltd.	85,880
Cosmetics and Toiletries – 0.9%
3,399	Beiersdorf A.G.	192,748
500	Kao Corp.	13,665
407	L’Oreal S.A.	42,504
1,400	Shiseido Co., Ltd.	25,744
1,000	Unicharm Corp.	49,318
		323,979
Dialysis Centers – 1.0%
4,894	Fresenius Medical Care A.G. & Co. KGaA	332,499
Distribution/Wholesale – 0.7%
300	Hitachi High-Technologies Corp.	6,511
6,000	Jardine Cycle & Carriage, Ltd.	222,657
614	Wolseley PLC	20,326
		249,494
Diversified Banking Institutions – 0.1%
2,281	Barclays PLC	6,235
231	Julius Baer Group, Ltd.	9,038

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 19

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Diversified Banking Institutions – (continued)

1,900	Mitsubishi UFJ Financial Group, Inc.	$8,074
18,432	Royal Bank of Scotland Group PLC*	5,776
		29,123
Diversified Minerals – 1.0%
538	BHP Billiton, Ltd.	18,936
19,844	Iluka Resources, Ltd.	314,533
1,000	Sumitomo Metal Mining Co., Ltd.	12,853
		346,322
Diversified Operations – 0.9%
200	Campbell Brothers, Ltd.	10,019
5,000	First Pacific Co.	5,202
3,342	GEA Group A.G.	94,498
6,000	Hutchison Whampoa, Ltd.	50,256
12,500	Keppel Corp., Ltd.	89,651
310	LVMH Moet Hennessy Louis Vuitton S.A.	43,888
56	Siemens A.G.	5,358
66	Sulzer A.G.	7,057
		305,929
Diversified Operations – Commercial Services – 0.3%
3,228	Brambles, Ltd.	23,635
3,086	Bunzl PLC	42,358
514	Sodexo	36,897
		102,890
E-Commerce/Services – 0.3%
2,600	Dena Co., Ltd.	78,017
20	Rakuten, Inc.	21,520
		99,537
E-Marketing/Information – 0.5%
4,600	Gree, Inc.	158,534
Electric – Distribution – 0.1%
1,813	AGL Energy, Ltd.	26,567
Electric – Generation – 0%
200	Electric Power Development Co., Ltd.	5,320
Electric – Integrated – 2.6%
22,288	A2A SpA	20,954
300	Chubu Electric Power Co., Inc.	5,602
11,500	CLP Holdings, Ltd.	97,804
284	E.ON A.G.	6,127
277	EDF S.A.	6,739
41,874	Enel SpA	170,370
3,077	Energias de Portugal S.A.	9,521
24,000	HongKong Electric Holdings	177,536
2,389	International Power PLC	12,508
300	Shikoku Electric Power Co., Inc.	8,601
18,758	SSE PLC	376,011
		891,773
Electric Products – Miscellaneous – 0.1%
4,000	Hitachi, Ltd.	21,001
100	Nidec Corp.	8,694
		29,695
Electric – Transmission – 0.4%
2,329	Red Electrica Corp. S.A.	99,656
14,192	Terna Rete Elettrica Nazionale SpA	47,825
		147,481
Electronic Components – Miscellaneous – 0.1%
400	Hoya Corp.	8,619
5,000	NEC Corp.	10,136
		18,755
Electronic Components – Semiconductors – 0.2%
8,671	ARM Holdings PLC	79,704
Electronic Measuring Instruments – 0.2%
100	Keyence Corp.	24,119
4,800	Yokogawa Electric Corp.	43,353
		67,472
Electronics – Military – 0.2%
2,688	Safran S.A.	80,719
Energy – Alternate Sources – 0%
1,486	EDP Renovaveis S.A.*	9,092
Engineering – Research and Development Services – 1.3%
351	ABB, Ltd.	6,609
11,000	Chiyoda Corp.	111,930
5,000	JGC Corp.	120,078
28,000	SembCorp Industries, Ltd.	87,453
3,000	Singapore Technologies Engineering, Ltd.	6,223
4,100	WorleyParsons, Ltd.	107,625
		439,918
Enterprise Software/Services – 0.3%
500	Nomura Research Institute, Ltd.	11,306
1,487	SAP A.G.	78,609
		89,915
Entertainment Software – 0.5%
4,800	Konami Corp.	143,782
900	Square Enix Co., Ltd.	17,672
		161,454
Filtration and Separations Products – 0.1%
2,541	Afla Laval A.B.	48,173
Finance – Credit Card – 0.5%
4,200	Aeon Credit Service Co., Ltd.	66,370
4,500	Credit Saison Co., Ltd.	90,234
		156,604
Finance – Leasing Companies – 0%
250	Mitsubishi UFJ Lease & Finance Co., Ltd.	9,909
Finance – Other Services – 0.1%
1,907	London Stock Exchange Group PLC	23,540
Fisheries – 0.1%
2,000	Toyo Suisan Kaisha, Ltd.	48,473
Food – Baking – 0.8%
4,578	ARYZTA A.G.	221,343
4,000	Yamazaki Baking Co., Ltd.	52,554
		273,897
Food – Catering – 0.1%
3,879	Compass Group PLC	36,800
Food – Confectionary – 0.9%
5	Lindt & Spruengli A.G.	167,146
45	Lindt & Spruengli A.G.	133,898
		301,044
Food – Flour and Grain – 0%
1,000	Nisshin Seifun Group, Inc.	12,125

See Notes to Schedules of Investments and Financial Statements.

20 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Food – Miscellaneous/Diversified – 3.0%
3,000	Ajinomoto Co., Inc.	$36,023
706	Associated British Foods PLC	12,135
5,141	Groupe Danone	323,134
3,970	Kerry Group PLC	145,316
1,000	Kikkoman Corp.	11,488
200	MEIJI Holdings Co., Ltd.	8,304
6,000	Nestle S.A.	345,048
300	Nissin Foods Holdings Co., Ltd.	11,754
2,873	Unilever N.V.	98,786
1,411	Unilever PLC	47,388
		1,039,376
Food – Retail – 1.4%
71	Casino Guichard Perrachon S.A.	5,980
2,309	Colruyt S.A.	87,401
5,321	Jeronimo Martins SGPS S.A.	88,070
1,409	Koninklijke Ahold N.V.	18,972
900	Tesco PLC	5,638
44,498	WM Morrison Supermarkets PLC	225,378
2,201	Woolworths, Ltd.	56,494
		487,933
Food – Wholesale/Distribution – 0.2%
19,050	Metcash, Ltd.	78,701
Gambling – Non-Hotel – 0.1%
7,655	TABCORP Holdings, Ltd.	21,370
Gas – Distribution – 0%
2,000	Osaka Gas Co., Ltd.	7,901
Gas – Transportation – 2.0%
1,254	Centrica PLC	5,633
2,131	Enagas	39,408
13,528	Gas Natural SDG S.A.	232,224
33,000	Hong Kong & China Gas Co., Ltd.	76,484
14,734	National Grid PLC	142,984
41,062	Snam Rete Gas SpA	180,989
		677,722
Gold Mining – 0.3%
284	Newcrest Mining, Ltd.	8,596
904	Randgold Resources, Ltd.	92,430
		101,026
Human Resources – 0.2%
6,239	Capita Group PLC	60,885
Import/Export – 0.2%
1,000	Itochu Corp.	10,162
1,300	Mitsui & Co., Ltd.	20,222
600	Sumitomo Corp.	8,125
800	Toyota Tsusho Corp.	14,150
		52,659
Industrial Automation and Robotics – 0.3%
700	Fanuc Corp.	107,161
Industrial Gases – 0.7%
321	Air Liquide S.A.	39,709
1,000	Air Water, Inc.	12,735
1,231	Linde A.G.	183,119
		235,563
Instruments – Scientific – 0.1%
600	Hamamatsu Photonics K.K.	20,998
Internet Security – 0.1%
1,200	Trend Micro, Inc.	35,883
Investment Companies – 1.5%
29,000	Cheung Kong Infrastructure Holdings, Ltd.	169,901
2,269	Kinnevik Investment A.B.	44,237
841	Pargesa Holding S.A.	55,081
65,642	Resolution, Ltd.	256,233
		525,452
Investment Management and Advisory Services – 0%
45	Partners Group Holdings A.G.	7,855
Leisure & Recreation Products – 0.1%
1,200	Sega Sammy Holdings, Inc.	25,934
Life and Health Insurance – 0.6%
76,406	Legal & General Group PLC	121,957
3,838	Prudential PLC	38,050
4,712	Standard Life PLC	15,094
263	Swiss Life Holdings	24,199
		199,300
Lottery Services – 0.1%
10,914	Tatts Group, Ltd.	27,232
Machinery – Construction and Mining – 0.7%
4,668	Atlas Copco A.B. – Class A	100,442
5,417	Atlas Copco A.B. – Class B	103,013
1,100	Komatsu, Ltd.	25,717
		229,172
Machinery – Electrical – 0.7%
657	Schindler Holding A.G.	76,335
1,222	Schindler Holding A.G.	142,372
100	SMC Corp.	16,140
		234,847
Machinery – General Industrial – 0.9%
425	Alstom S.A.	12,886
771	Kone Oyj – Class B	40,010
620	MAN A.G.	55,121
41,000	Mitsubishi Heavy Industries, Ltd.	174,763
1,973	Zardoya Otis S.A.	27,064
		309,844
Machinery – Pumps – 0.8%
8,555	Weir Group PLC	269,917
Medical – Biomedical and Genetic – 0.1%
615	Novozymes A/S	18,989
Medical – Drugs – 9.8%
100	Astellas Pharma, Inc.	4,068
2,018	AstraZeneca PLC	93,217
500	Chugai Pharmaceutical Co., Ltd.	8,246
300	Daiichi Sankyo Co., Ltd.	5,949
1,300	Dainippon Sumitomo Pharma Co., Ltd.	14,816
3,000	Eisai Co., Ltd.	124,172
31,218	Elan Corp. PLC*	433,078
9,901	GlaxoSmithKline PLC	226,218
9,027	Grifols S.A.	151,863
400	Hisamitsu Pharmaceutical Co., Inc.	16,946
1,000	Kyowa Hakko Kogyo Co., Ltd.	12,242
2,721	Merck KGaA	271,241
400	Miraca Holdings, Inc.	15,932
1,000	Mitsubishi Tanabe Pharma Corp.	15,828
2,548	Novartis A.G.	145,716

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 21

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Medical – Drugs – (continued)

603	Novo Nordisk A/S	$69,308
1,600	ONO Pharmaceutical Co., Ltd.	89,825
6,325	Orion Oyj – Class B	123,187
1,800	Otsuka Holdings Co., Ltd.	50,620
2,318	Roche Holding A.G.	392,998
2,330	Sanofi	171,115
2,900	Santen Pharmaceutical Co., Ltd.	119,467
18,441	Shire PLC	642,245
200	Taisho Pharmaceutical Holdings Co., Ltd.	15,439
4,499	UCB S.A.	189,278
		3,403,014
Medical – Hospitals – 0.2%
3,494	Ramsay Health Care, Ltd.	68,887
Medical – Wholesale Drug Distributors – 0.2%
300	Alfresa Holdings Corp.	12,651
4,300	Mediceo Paltac Holdings Co., Ltd.	44,928
300	Suzuken Co., Ltd.	8,320
		65,899
Medical Instruments – 0.3%
3,486	Getinge A.B.	88,389
1,000	Shimadzu Corp.	8,473
500	Sysmex Corp.	16,297
		113,159
Medical Products – 2.1%
316	Coloplast A/S	45,456
3,280	Fresenius S.E. & Co. KGaA	303,406
2,161	Synthes, Inc.	362,468
323	William Demant Holding*	26,865
		738,195
Metal – Aluminum – 0.2%
47,995	Alumina, Ltd.	54,724
Metal – Copper – 0.1%
2,090	Antofagasta PLC	39,428
Metal – Diversified – 0.1%
651	Eurasian Natural Resources Corp.	6,423
274	Glencore International PLC	1,668
143	Rio Tinto, Ltd.	8,818
		16,909
Metal – Iron – 0%
1,426	Fortescue Metals Group, Ltd.	6,227
Metal Processors and Fabricators – 0.1%
2,000	NSK, Ltd.	12,996
9,000	NTN Corp.	36,257
		49,253
Mining Services – 0.3%
4,269	Orica, Ltd.	105,819
Motion Pictures and Services – 0.4%
7,300	Toho Co., Ltd.	130,157
MRI and Medical Diagnostic Imaging Center – 0.1%
2,202	Sonic Healthcare, Ltd.	25,400
Multi-Line Insurance – 0.9%
4,747	AGEAS	7,372
378	Assicurazioni Generali SpA	5,689
467	AXA S.A.	6,071
1,478	Baloise Holding A.G.	101,366
2,208	Gjensidige Forsikring A.S.A.	25,596
28,538	Mapfre S.A.	90,665
3,253	Sampo Oyj – Class A	80,700
		317,459
Multimedia – 0.5%
8,836	Pearson PLC	166,008
Office Automation and Equipment – 0%
200	Canon, Inc.	8,863
Office Supplies and Forms – 0.1%
290	Societe BIC S.A.	25,707
Oil – Field Services – 0.7%
297	AMEC PLC	4,185
1,075	Saipem SpA	45,699
6,932	SBM Offshore N.V.	142,813
553	Technip S.A.	51,970
		244,667
Oil and Gas Drilling – 0.2%
1,462	Seadrill, Ltd.	48,912
138	Transocean, Ltd.	5,330
		54,242
Oil Companies – Exploration and Production – 1.1%
49	INPEX Corp.	308,837
1,724	Lundin Pertroleum A.B.*	42,409
1,926	Santos, Ltd.	24,107
		375,353
Oil Companies – Integrated – 0.9%
230	BG Group PLC	4,916
834	BP PLC	5,963
731	ENI SpA	15,145
1,023	Galp Energia SGPS S.A. – Class B	15,066
200	Idemitsu Kosan Co., Ltd.	20,637
2,950	Repsol YPF S.A.	90,610
838	Royal Dutch Shell PLC – Class A	30,851
2,204	Royal Dutch Shell PLC – Class B	83,979
1,510	StatoilHydro A.S.A.	38,772
116	Total S.A.	5,930
		311,869
Oil Refining and Marketing – 0.1%
1,065	Caltex Australia, Ltd.	12,818
1,100	JX Holdings, Inc.	6,647
2,000	TonenGeneral Sekiyu K.K.	21,859
		41,324
Optical Supplies – 0.8%
3,594	Cie Generale d’Optique Essilor International S.A.	253,711
482	Luxottica Group SpA	13,536
		267,247
Paper and Related Products – 0.2%
1,200	Nippon Paper Group, Inc.	26,199
8,000	OJI Paper Co., Ltd.	41,065
		67,264
Petrochemicals – 0%
3,000	Mitsui Chemicals, Inc.	9,162

See Notes to Schedules of Investments and Financial Statements.

22 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Photo Equipment and Supplies – 0.1%
1,200	Nikon Corp.	$26,729
1,600	Olympus Corp.	21,042
		47,771
Property and Casualty Insurance – 0.2%
1,000	Mitsui Sumitomo Insurance Group Holdings, Inc.	18,532
600	Tokio Marine Holdings, Inc.	13,294
707	TrygVesta A.S.	39,276
		71,102
Public Thoroughfares – 0.7%
7,198	Abertis Infraestucturas S.A.	114,946
23,096	Transurban Group	132,733
		247,679
Publishing – Books – 0%
426	Reed Elsevier N.V.	4,966
1,336	Reed Elsevier PLC	10,766
		15,732
Publishing – Newspapers – 0.1%
14,000	Singapore Press Holdings, Ltd.	39,840
Real Estate Management/Services – 0.3%
400	Aeon Mall Co., Ltd.	8,494
12,193	Lend Lease Corp., Ltd.	89,275
600	Nomura Real Estate Holdings, Inc.	8,935
		106,704
Real Estate Operating/Development – 0.8%
1,100	Daito Trust Construction Co., Ltd.	94,347
13,000	Fraser and Neave, Ltd.	62,158
1,000	Mitsui Fudosan Co., Ltd.	14,581
1,000	Sumitomo Realty & Development Co., Ltd.	17,518
32,000	UOL Group, Ltd.	98,712
		287,316
Reinsurance – 0.1%
102	Hannover Rueckversicherung A.G.	5,059
57	Muenchener Rueckversicherungs A.G.	6,991
283	SCOR S.E.	6,614
175	Swiss Re, Ltd.	8,922
		27,586
REIT – Diversified – 4.1%
17,619	British Land Co. PLC	126,526
174,336	Dexus Property Group	147,969
1,729	Gecina S.A.	145,437
214,190	Goodman Group	124,848
53,850	GPT Group	169,056
16,638	Hammerson PLC	93,002
3,208	Klepierre	91,498
31,121	Land Securities Group PLC	307,083
1,263	Unibail-Rodamco	227,024
		1,432,443
REIT – Office Property – 0.1%
338	ICADE	26,590
1	Japan Real Estate Investment Corp.	7,797
2	Nippon Building Fund, Inc.	16,374
		50,761
REIT – Shopping Centers – 0.1%
17,438	CFS Retail Property Trust	30,047
2,828	Westfield Retail Trust	7,201
		37,248
Resorts and Theme Parks – 0.1%
400	Oriental Land Co., Ltd.	42,261
Retail – Apparel and Shoe – 1.5%
400	Fast Retailing Co., Ltd.	72,775
1,432	Hennes & Mauritz A.B. – Class B	46,073
2,575	Inditex S.A.	210,868
3,887	Next PLC	165,187
100	Shimamura Co., Ltd.	10,227
		505,130
Retail – Automobile – 0%
130	USS Co., Ltd.	11,758
Retail – Building Products – 0.2%
19,498	Kingfisher PLC	75,898
Retail – Consumer Electronics – 0.1%
360	Yamada Denki Co., Ltd.	24,515
Retail – Convenience Stores – 0.1%
200	FamilyMart Co., Ltd.	8,083
400	Lawson, Inc.	24,977
		33,060
Retail – Home Furnishings – 0.1%
350	Nitori Co., Ltd.	32,840
Retail – Jewelry – 1.7%
4,531	Compagnie Financiere Richemont S.A.	229,252
455	Swatch Group A.G.	170,322
2,701	Swatch Group A.G.	180,067
		579,641
Retail – Major Department Stores – 0.4%
8,200	Marui Group Co., Ltd.	63,938
339	PPR	48,542
3,000	Takashimaya Co., Ltd.	21,715
		134,195
Retail – Miscellaneous/Diversified – 0.4%
3,400	Aeon Co., Ltd.	46,703
1,200	Seven & I Holdings Co., Ltd.	33,450
1,407	Wesfarmers, Ltd.	42,445
		122,598
Retail – Regional Department Stores – 0.2%
2,500	Isetan Mitsukoshi Holdings, Ltd.	26,218
6,000	J. Front Retailing Co., Ltd.	29,006
		55,224
Retail – Restaurants – 0%
200	McDonald’s Holdings Co. Japan, Ltd.	5,398
Rubber – Tires – 1.8%
1,700	Bridgestone Corp.	38,551
2,981	Compagnie Generale des Etablissements Michelin – Class B	176,201
1,198	Continental A.G.	74,563
6,285	Nokian Renkaat Oyj	202,359
7,577	Pirelli & C SpA	63,784
4,400	Sumitomo Rubber Industries, Inc.	52,834
		608,292

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 23

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Rubber and Vinyl – 0%
300	JSR Corp.	$5,536
Satellite Telecommunications – 0.5%
3,819	Eutelsat Communications	149,006
1,094	SES S.A. (FDR)	26,255
		175,261
Schools – 0%
100	Benesse Corp.	4,841
Security Services – 0.4%
26,220	G4S PLC	110,654
200	Secom Co., Ltd.	9,227
784	Securitas A.B. – Class B	6,771
		126,652
Semiconductor Equipment – 0%
179	ASML Holding N.V.	7,522
100	Tokyo Electron, Ltd.	5,088
		12,610
Shipbuilding – 0.4%
46,000	SembCorp Marine, Ltd.	135,513
Silver Mining – 0.1%
1,707	Fresnillo PLC	40,472
Soap and Cleaning Preparations – 0.1%
183	Henkel KGaA	8,857
584	Reckitt Benckiser Group PLC	28,836
		37,693
Steel – Producers – 0.2%
5,000	Nippon Steel Corp.	12,476
11,000	Sumitomo Metal Industries, Ltd.	20,013
1,442	Voestapine A.G.	40,536
		73,025
Steel – Specialty – 0.1%
8,000	Daido Steel Co., Ltd.	50,214
Sugar – 0.5%
4,631	Suedzucker A.G.	147,726
1,100	Tate & Lyle PLC	12,033
		159,759
Telecommunication Equipment – 0.4%
79,593	Aclatel-Lucent*	124,322
281	NICE Systems, Ltd.*	9,602
		133,924
Telecommunication Services – 1.0%
43,000	Singapore Telecommunications, Ltd.	102,468
780	Tele2 A.B. – Class B	15,185
137,602	Telecom Corp. of New Zealand, Ltd.	221,631
458	Telenor A.S.A.	7,516
313	Vivendi	6,853
		353,653
Telephone – Integrated – 2.9%
241	Belgacom S.A.	7,560
25,170	BT Group PLC	74,606
5,850	Deutsche Telekom A.G.	67,112
812	France Telecom S.A.	12,752
37	KDDI Corp.	238,012
400	Nippon Telegraph & Telephone Corp.	20,455
494	Swisscom A.G.	187,236
1,328	TDC A/S	10,652
554	Telefonica S.A.	9,596
115,340	Telstra Corp., Ltd.	392,762
		1,020,743
Television – 0%
14,881	ITV PLC	15,747
Textile – Products – 0%
1,000	Toray Industries, Inc.	7,160
Tobacco – 2.2%
8,428	British American Tobacco PLC	399,847
3,584	Imperial Tobacco Group PLC	135,505
9	Japan Tobacco, Inc.	42,339
5,517	Swedish Match A.B.	195,953
		773,644
Tools – Hand Held – 0.2%
2,300	Makita Corp.	74,455
Toys – 0.2%
5,700	Namco Bandai Holdings, Inc.	81,185
Transportation – Railroad – 2.4%
1	Central Japan Railway Co.	8,447
400	East Japan Railway Co.	25,471
878	Groupe Eurotunnel S.A.	5,977
15,000	Keihin Electric Express Railway	134,698
16,000	Keio Corp.	112,905
13,000	Keisei Electric Railway Co., Ltd.	95,621
40,000	Kintetsu Corp.	156,465
7,000	Odakyu Electric Railway Co., Ltd.	67,680
21,000	Tobu Railway Co., Ltd.	107,251
22,000	Tokyu Corp.	108,356
400	West Japan Railway Co.	17,388
		840,259
Transportation – Services – 0.6%
2,214	Asciano Group	10,188
2,343	Deutsche Post A.G.	36,021
138	Koninklijke Vopak N.V.	7,291
1,377	Kuehne + Nagel International A.G.	154,711
1,370	Toll Holdings, Ltd.	5,912
		214,123
Transportation – Truck – 0.5%
5,000	Nippon Express Co., Ltd.	19,493
8,400	Yamato Holdings Co., Ltd.	141,583
		161,076
Warehousing and Harbor Transport Services – 0.1%
4,000	Kamigumi Co., Ltd.	34,516
Water – 0.7%
6,193	Severn Trent PLC	143,853
11,805	United Utilities Group PLC	111,078
		254,931
Web Portals/Internet Service Providers – 0.2%
385	Iliad S.A.	47,506
1,575	United Internet A.G.	28,127
		75,633

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Wireless Equipment – 0.1%
5,554	Nokia Oyj	$27,111
872	Telefonaktiebolaget L.M. Ericsson – Class B	8,925
		36,036

Total Common Stock (cost $36,081,564)		34,098,641

Preferred Stock – 1.2%
Automotive – Cars and Light Trucks – 0.8%
1,764	Bayerische Motoren Werke A.G.	83,436
727	Porsche Automobil Holding S.E.	38,902
1,066	Volkswagen A.G.	159,678
		282,016
Soap and Cleaning Preparations – 0.4%
2,218	Henkel A.G. & Co., KGaA	127,987

Total Preferred Stock (cost $438,191)		410,003

Money Market – 6.8%
2,357,237	Janus Cash Liquidity Fund LLC, 0% (cost $2,357,237)	2,357,237

Total Investments (total cost $38,876,992) – 106.4%		36,865,881

Liabilities, net of Cash, Receivables and Other Assets– (6.4)%		(2,210,696)

Net Assets – 100%		$34,655,185

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,544,969	6.9%
Austria	40,536	0.1%
Belgium	558,128	1.5%
Bermuda	224,015	0.6%
Denmark	210,546	0.6%
Finland	485,224	1.3%
France	2,779,170	7.5%
Germany	3,191,175	8.7%
Guernsey	256,233	0.7%
Hong Kong	764,631	2.1%
Ireland	617,779	1.7%
Israel	9,602	0.0%
Italy	633,710	1.7%
Japan	7,180,129	19.5%
Jersey	771,622	2.1%
Luxembourg	217,220	0.6%
Netherlands	870,548	2.4%
New Zealand	426,205	1.1%
Norway	118,655	0.3%
Portugal	190,554	0.5%
Singapore	982,432	2.7%
Spain	1,571,324	4.3%
Sweden	766,632	2.1%
Switzerland	3,409,315	9.2%
United Kingdom	5,325,822	14.4%
United States††	2,719,705	7.4%

Total	$36,865,881	100.0%

††	Includes Cash Equivalents (1.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 25

INTECH U.S. Core Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2011, INTECH U.S. Core Fund’s Class T Shares returned -3.61%. This compares to the -3.69% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark. The process seeks to minimize tracking error for a target level of excess return. In doing so, the process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Core Fund.

26 | DECEMBER 31, 2011

(unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Apple, Inc. Computers	3.5%
Estee Lauder Cos., Inc. – Class A Cosmetics and Toiletries	2.0%
DIRECTV – Class A Cable/Satellite Television	1.9%
Oneok, Inc. Pipelines	1.5%
Google, Inc. – Class A Web Portals/Internet Service Providers	1.5%

10.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

Janus Mathematical Funds | 27

INTECH U.S. Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	–3.65%	4.85%	0.01%	7.50%	0.99%	0.99%

MOP	–9.17%	–1.16%	–1.16%	6.78%

INTECH U.S. Core Fund – Class C Shares

NAV	–4.07%	4.03%	–0.72%	6.71%	1.81%	1.81%

CDSC	–5.03%	2.99%	–0.72%	6.71%

INTECH U.S. Core Fund – Class D Shares(1)	–3.59%	5.07%	0.29%	7.81%	0.83%	0.83%

INTECH U.S. Core Fund – Class I Shares	–3.56%	5.18%	0.25%	7.79%	0.73%	0.73%

INTECH U.S. Core Fund – Class S Shares	–3.72%	4.71%	–0.14%	7.31%	1.19%	1.19%

INTECH U.S. Core Fund – Class T Shares	–3.61%	4.97%	0.25%	7.79%	0.93%	0.93%

S&P 500® Index	–3.69%	2.11%	–0.25%	6.77%

Lipper Quartile – Class T Shares	–	1st	2nd	1st

Lipper Ranking – based on total returns for Large-Cap Core Funds	–	98/1064	241/825	74/599

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

28 | DECEMBER 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Janus Mathematical Funds | 29

INTECH U.S. Core Fund (unaudited)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed Core Fund changed its name to INTECH U.S. Core Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$963.50	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$959.30	$9.06

Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$964.10	$4.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$964.40	$3.75

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$962.80	$5.97

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$963.90	$4.74

Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.88

†	Expenses are equal to the annualized expense ratio of 1.00% for Class A Shares, 1.84% for Class C Shares, 0.86% for Class D Shares, 0.76% for Class I Shares, 1.21% for Class S Shares and 0.96% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

30 | DECEMBER 31, 2011

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Common Stock – 99.5%
Advertising Agencies – 0%
1,500	Omnicom Group, Inc.	$66,870
Aerospace and Defense – 1.0%
2,000	Boeing Co.	146,700
1,100	General Dynamics Corp.	73,051
4,200	Lockheed Martin Corp.	339,780
21,200	Northrop Grumman Corp.	1,239,776
10,200	Raytheon Co.	493,476
15,300	Rockwell Collins, Inc.	847,161
		3,139,944
Aerospace and Defense – Equipment – 0.2%
1,900	B.F. Goodrich Co.	235,030
3,600	United Technologies Corp.	263,124
		498,154
Agricultural Chemicals – 0%
700	Mosaic Co.	35,301
Agricultural Operations – 0%
3,200	Archer-Daniels-Midland Co.	91,520
Apparel Manufacturers – 0.5%
8,500	Coach, Inc.	518,840
200	Ralph Lauren Corp.	27,616
8,400	VF Corp.	1,066,716
		1,613,172
Applications Software – 1.1%
44,500	Intuit, Inc.	2,340,255
35,000	Microsoft Corp.	908,600
500	Salesforce.com, Inc.*	50,730
		3,299,585
Athletic Footwear – 0.1%
2,600	NIKE, Inc. – Class B	250,562
Automotive – Truck Parts and Equipment – Original – 0.1%
3,000	BorgWarner, Inc.*	191,220
Beverages – Non-Alcoholic – 0.7%
17,500	Coca-Cola Co.	1,224,475
13,000	Coca-Cola Enterprises, Inc.	335,140
10,600	Dr. Pepper Snapple Group, Inc.	418,488
500	PepsiCo, Inc.	33,175
		2,011,278
Beverages – Wine and Spirits – 0.7%
26,800	Beam, Inc.	1,372,964
8,600	Brown-Forman Corp. – Class B	692,386
		2,065,350
Building – Residential and Commercial – 0%
13,000	Pulte Homes, Inc.*	82,030
Cable/Satellite Television – 2.7%
68,000	Cablevision Systems New York Group – Class A	966,960
34,600	Comcast Corp. – Class A	820,366
139,400	DIRECTV – Class A*	5,960,744
11,800	Time Warner Cable, Inc. – Class A	750,126
		8,498,196
Casino Hotels – 0%
600	Wynn Resorts, Ltd.	66,294
Cellular Telecommunications – 0%
23,800	Sprint Nextel Corp.*	55,692
Chemicals – Diversified – 1.0%
69,300	E.I. du Pont de Nemours & Co.	3,172,554
Chemicals – Specialty – 1.0%
78,400	Eastman Chemical Co.	3,062,304
Coal – 0.1%
7,100	Alpha Natural Resources, Inc.*	145,053
3,900	Consol Energy, Inc.	143,130
		288,183
Coatings and Paint Products – 0.1%
4,900	Sherwin-Williams Co.	437,423
Commercial Banks – 0.4%
13,500	BB&T Corp.	339,795
4,000	First Horizon National Corp.	32,000
5,000	M&T Bank Corp.	381,700
25,800	Regions Financial Corp.	110,940
26,700	Zions Bancorp.	434,676
		1,299,111
Commercial Services – 0.6%
61,500	Iron Mountain, Inc.	1,894,200
Commercial Services – Finance – 1.7%
12,300	Automatic Data Processing, Inc.	664,323
42,400	H&R Block, Inc.	692,392
2,800	MasterCard, Inc. – Class A	1,043,896
50,700	Moody’s Corp.	1,707,576
22,600	Paychex, Inc.	680,486
6,200	Total System Services, Inc.	121,272
4,700	Visa, Inc. – Class A	477,191
		5,387,136
Computer Services – 2.7%
17,900	Accenture, Ltd. – Class A (U.S. Shares)	952,817
66,200	Cognizant Technology Solutions Corp.*	4,257,322
17,300	International Business Machines Corp.	3,181,124
		8,391,263
Computers – 3.5%
26,900	Apple, Inc.*	10,894,500
8,300	Dell, Inc.*	121,429
		11,015,929
Computers – Integrated Systems – 0.2%
10,100	Teradata Corp.*	489,951
Computers – Memory Devices – 0.1%
8,200	EMC Corp.*	176,628
Computers – Peripheral Equipment – 0%
2,500	Lexmark International, Inc. – Class A	82,675
Consumer Products – Miscellaneous – 0.2%
9,300	Kimberly-Clark Corp.	684,108
Containers – Metal and Glass – 0.1%
9,600	Ball Corp.	342,816
Cosmetics and Toiletries – 2.4%
15,200	Colgate-Palmolive Co.	1,404,328
55,100	Estee Lauder Cos., Inc. – Class A	6,188,832
		7,593,160
Data Processing and Management – 0%
5,400	Fidelity National Information Services, Inc.	143,586

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 31

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Dental Supplies and Equipment – 0%
1,900	Dentsply International, Inc.	$66,481
Disposable Medical Products – 0.1%
4,800	C.R. Bard, Inc.	410,400
Distribution/Wholesale – 0.5%
9,500	Fastenal Co.	414,295
5,400	Genuine Parts Co.	330,480
3,500	W.W. Grainger, Inc.	655,165
		1,399,940
Diversified Banking Institutions – 0.5%
32,800	Bank of America Corp.	182,368
4,500	Citigroup, Inc.	118,395
28,926	JPMorgan Chase & Co.	961,790
17,900	Morgan Stanley	270,827
		1,533,380
Diversified Operations – 1.8%
2,500	Cooper Industries, Ltd. – Class A (U.S. Shares)	135,375
2,900	Danaher Corp.	136,416
1,000	Dover Corp.	58,050
65,500	Eaton Corp.	2,851,215
39,500	General Electric Co.	707,445
48,300	Leucadia National Corp.	1,098,342
5,000	Parker Hannifin Corp.	381,250
5,500	Tyco International, Ltd. (U.S. Shares)	256,905
		5,624,998
E-Commerce/Products – 0.9%
7,600	Amazon.com, Inc.*	1,315,560
52,800	eBay, Inc.*	1,601,424
		2,916,984
E-Commerce/Services – 1.2%
3,050	Expedia, Inc.	88,511
7,800	Priceline.com, Inc.*	3,648,138
3,050	TripAdvisor, Inc.	76,890
		3,813,539
Electric – Integrated – 5.5%
17,200	Ameren Corp.	569,836
14,200	American Electric Power Co., Inc.	586,602
46,600	CMS Energy Corp.	1,028,928
24,700	Consolidated Edison, Inc.	1,532,141
47,300	Constellation Energy Group, Inc.	1,876,391
44,700	Dominion Resources, Inc.	2,372,676
10,800	DTE Energy Co.	588,060
28,100	Duke Energy Corp.	618,200
6,000	Exelon Corp.	260,220
41,600	FirstEnergy Corp.	1,842,880
1,700	FPL Group, Inc.	103,496
16,700	Northeast Utilities	602,369
12,000	Pepco Holdings, Inc.	243,600
16,000	Pinnacle West Capital Corp.	770,880
18,400	PPL Corp.	541,328
24,300	Progress Energy, Inc.	1,361,286
5,700	Public Service Enterprise Group, Inc.	188,157
3,800	SCANA Corp.	171,228
16,000	Southern Co.	740,640
17,800	Wisconsin Energy Corp.	622,288
13,500	Xcel Energy, Inc.	373,140
		16,994,346
Electronic Components – Miscellaneous – 0.2%
5,200	Jabil Circuit, Inc.	102,232
14,500	TE Connectivity, Ltd. (U.S. Shares)	446,745
		548,977
Electronic Components – Semiconductors – 1.2%
1,900	First Solar, Inc.*	64,144
5,400	Intel Corp.	130,950
118,600	Texas Instruments, Inc.	3,452,446
		3,647,540
Electronic Measuring Instruments – 0.6%
51,500	Agilent Technologies, Inc.*	1,798,895
Electronics – Military – 0.1%
3,400	L-3 Communications Holdings, Inc.	226,712
Engineering – Research and Development Services – 0%
900	Fluor Corp.	45,225
Engines – Internal Combustion – 0%
600	Cummins, Inc.	52,812
Enterprise Software/Services – 0%
4,900	Oracle Corp.	125,685
Entertainment Software – 0.2%
35,900	Electronic Arts, Inc.*	739,540
Filtration and Separations Products – 0.5%
27,000	Pall Corp.	1,543,050
Finance – Consumer Loans – 0%
9,400	SLM Corp.	125,960
Finance – Credit Card – 0.3%
9,900	American Express Co.	466,983
21,400	Discover Financial Services	513,600
		980,583
Finance – Investment Bankers/Brokers – 0%
6,600	E*TRADE Financial Corp.*	52,536
Finance – Other Services – 0.5%
21,100	NASDAQ Stock Market, Inc.*	517,161
34,200	NYSE Euronext	892,620
		1,409,781
Food – Confectionary – 1.3%
21,200	Hershey Co.	1,309,736
35,500	J.M. Smucker Co.	2,775,035
		4,084,771
Food – Dairy Products – 0.2%
65,900	Dean Foods Co.*	738,080
Food – Meat Products – 0.3%
31,400	Hormel Foods Corp.	919,706
900	Tyson Foods, Inc. – Class A	18,576
		938,282
Food – Miscellaneous/Diversified – 3.1%
20,300	ConAgra Foods, Inc.	535,920
69,200	General Mills, Inc.	2,796,372
15,300	H.J. Heinz Co.	826,812
21,400	Kellogg Co.	1,082,198
29,000	Kraft Foods, Inc. – Class A	1,083,440
11,500	McCormick & Co., Inc.	579,830
148,500	Sara Lee Corp.	2,809,620
		9,714,192

See Notes to Schedules of Investments and Financial Statements.

32 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Food – Retail – 0.2%
6,100	Kroger Co.	$147,742
42,300	Supervalu, Inc.	343,476
2,100	Whole Foods Market, Inc.	146,118
		637,336
Food – Wholesale/Distribution – 0.1%
8,700	Sysco Corp.	255,171
Gas – Transportation – 1.8%
4,442	AGL Resources, Inc.	187,719
155,400	CenterPoint Energy, Inc.	3,121,986
101,200	NiSource, Inc.	2,409,572
		5,719,277
Gold Mining – 0%
1,400	Newmont Mining Corp.	84,014
Hazardous Waste Disposal – 0.3%
10,400	Stericycle, Inc.*	810,368
Human Resources – 0.1%
6,500	Robert Half International, Inc.	184,990
Independent Power Producer – 0.1%
21,900	NRG Energy, Inc.*	396,828
Industrial Automation and Robotics – 0.8%
33,400	Rockwell Automation, Inc.	2,450,558
Instruments – Controls – 0.1%
3,400	Honeywell International, Inc.	184,790
Instruments – Scientific – 0.3%
3,000	Thermo Fisher Scientific, Inc.*	134,910
10,900	Waters Corp.*	807,145
		942,055
Insurance Brokers – 0.9%
49,600	AON Corp.	2,321,280
13,900	Marsh & McLennan Cos., Inc.	439,518
		2,760,798
Internet Infrastructure Software – 0%
700	F5 Networks, Inc.*	74,284
Investment Management and Advisory Services – 0.6%
18,200	Ameriprise Financial, Inc.	903,448
8,800	Franklin Resources, Inc.	845,328
800	T. Rowe Price Group, Inc.	45,560
		1,794,336
Life and Health Insurance – 0.2%
1,200	Aflac, Inc.	51,912
2,800	Prudential Financial, Inc.	140,336
2,700	Torchmark Corp.	117,153
9,800	Unum Group	206,486
		515,887
Linen Supply & Related Items – 0.1%
4,200	Cintas Corp.	146,202
Machinery – Construction and Mining – 1.5%
48,900	Caterpillar, Inc.	4,430,340
1,800	Joy Global, Inc.	134,946
		4,565,286
Machinery – Farm – 0%
1,400	Deere & Co.	108,290
Machinery – Pumps – 0%
3,800	Xylem, Inc.	97,622
Medical – Biomedical and Genetic – 0.7%
19,100	Biogen Idec, Inc.*	2,101,955
1,700	Celgene Corp.*	114,920
2,300	Gilead Sciences, Inc.*	94,139
		2,311,014
Medical – Drugs – 2.2%
8,600	Abbott Laboratories	483,578
15,200	Allergan, Inc.	1,333,648
35,300	Bristol-Myers Squibb Co.	1,243,972
22,600	Eli Lilly & Co.	939,256
18,700	Forest Laboratories, Inc.*	565,862
13,800	Johnson & Johnson	905,004
33,186	Merck & Co., Inc.	1,251,112
		6,722,432
Medical – Generic Drugs – 0.5%
2,600	Perrigo Co.	252,980
19,200	Watson Pharmaceuticals, Inc.*	1,158,528
		1,411,508
Medical – HMO – 2.2%
26,300	Aetna, Inc.	1,109,597
17,300	Cigna Corp.	726,600
29,600	Coventry Health Care, Inc.*	898,952
22,700	Humana, Inc.	1,988,747
20,800	UnitedHealth Group, Inc.	1,054,144
15,100	WellPoint, Inc.	1,000,375
		6,778,415
Medical – Hospitals – 0%
21,400	Tenet Healthcare Corp.*	109,782
Medical – Wholesale Drug Distributors – 2.9%
99,600	AmerisourceBergen Corp.	3,704,124
102,300	Cardinal Health, Inc.	4,154,403
14,800	McKesson Corp.	1,153,068
		9,011,595
Medical Information Systems – 0.7%
34,800	Cerner Corp.*	2,131,500
Medical Instruments – 1.0%
65,300	Boston Scientific Corp.*	348,702
3,500	Edwards Lifesciences Corp.*	247,450
3,700	Intuitive Surgical, Inc.*	1,713,137
19,100	St. Jude Medical, Inc.	655,130
		2,964,419
Medical Products – 1.1%
12,400	Baxter International, Inc.	613,552
1,300	Carefusion Corp.*	33,033
34,600	Covidien PLC (U.S. Shares)	1,557,346
11,600	Stryker Corp.	576,636
700	Varian Medical Systems, Inc.*	46,991
9,500	Zimmer Holdings, Inc.	507,490
		3,335,048
Metal – Copper – 0%
3,300	Freeport-McMoRan Copper & Gold, Inc. – Class B	121,407
Metal – Iron – 0%
1,500	Cliffs Natural Resources, Inc.	93,525

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 33

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Metal Processors and Fabricators – 0.2%
4,300	Precision Castparts Corp.	$708,597
Motorcycle and Motor Scooter Manufacturing – 0%
2,100	Harley-Davidson, Inc.	81,627
Multi-Line Insurance – 0.2%
2,200	ACE, Ltd. (U.S. Shares)	154,264
1,400	Assurant, Inc.	57,484
43,500	Genworth Financial, Inc. – Class A*	284,925
6,500	Hartford Financial Services Group, Inc.	105,625
7,300	XL Capital, Ltd.	144,321
		746,619
Multimedia – 0.8%
14,800	McGraw-Hill Cos., Inc.	665,556
11,300	Time Warner, Inc.	408,382
31,000	Viacom, Inc. – Class B	1,407,710
		2,481,648
Non-Hazardous Waste Disposal – 0.2%
16,800	Waste Management, Inc.	549,528
Oil – Field Services – 1.4%
15,300	Baker Hughes, Inc.	744,192
8,400	Halliburton Co.	289,884
49,147	Schlumberger, Ltd. (U.S. Shares)	3,357,232
		4,391,308
Oil and Gas Drilling – 0.2%
3,400	Helmerich & Payne, Inc.	198,424
3,900	Nabors Industries, Ltd.*	67,626
8,000	Noble Corp.	241,760
		507,810
Oil Companies – Exploration and Production – 2.4%
11,100	Cabot Oil & Gas Corp.	842,490
105,200	Chesapeake Energy Corp.	2,344,908
5,900	Devon Energy Corp.	365,800
22,800	EQT Corp.	1,249,212
28,100	Pioneer Natural Resources Co.	2,514,388
1,500	Southwestern Energy Co.*	47,910
		7,364,708
Oil Companies – Integrated – 4.3%
29,830	Chevron Corp.	3,173,912
14,400	ConocoPhillips	1,049,328
48,700	Exxon Mobil Corp.	4,127,812
8,600	Hess Corp.	488,480
98,600	Marathon Oil Corp.	2,886,022
50,200	Marathon Petroleum Corp.	1,671,158
		13,396,712
Oil Field Machinery and Equipment – 1.3%
61,100	National Oilwell Varco, Inc.	4,154,189
Oil Refining and Marketing – 0.2%
17,300	Tesoro Corp.*	404,128
2,600	Valero Energy Corp.	54,730
		458,858
Paper and Related Products – 0.4%
37,400	MeadWestvaco Corp.	1,120,130
Pipelines – 3.4%
101,600	El Paso Corp.	2,699,512
53,000	Oneok, Inc.	4,594,570
103,600	Williams Cos., Inc.	3,420,872
		10,714,954
Printing – Commercial – 0%
5,900	R.R. Donnelley & Sons Co.	85,137
Property and Casualty Insurance – 0.7%
6,600	Chubb Corp.	456,852
34,400	Progressive Corp.	671,144
16,600	Travelers Cos., Inc.	982,222
		2,110,218
Publishing – Newspapers – 0.3%
9,000	Gannett Co., Inc.	120,330
2,300	Washington Post Co. – Class B	866,663
		986,993
Quarrying – 0%
1,800	Vulcan Materials Co.	70,830
Real Estate Management/Services – 0%
9,500	CBRE Group, Inc.*	144,590
REIT – Apartments – 0.9%
12,800	Avalonbay Communities, Inc.	1,671,680
18,900	Equity Residential	1,077,867
		2,749,547
REIT – Diversified – 0.5%
75,200	Weyerhaeuser Co.	1,403,984
REIT – Health Care – 0%
2,500	Heath Care REIT, Inc.	136,325
REIT – Office Property – 0.4%
11,900	Boston Properties, Inc.	1,185,240
REIT – Regional Malls – 0.4%
9,000	Simon Property Group, Inc.	1,160,460
REIT – Storage – 0.4%
9,100	Public Storage	1,223,586
Retail – Apparel and Shoe – 0.8%
5,900	Abercrombie & Fitch Co. – Class A	288,156
38,900	Limited Brands, Inc.	1,569,615
14,400	Ross Stores, Inc.	684,432
		2,542,203
Retail – Auto Parts – 1.1%
9,700	AutoZone, Inc.*	3,152,209
4,400	O’Reilly Automotive, Inc.*	351,780
		3,503,989
Retail – Automobile – 0.3%
15,100	AutoNation, Inc.*	556,737
7,400	Carmax, Inc.*	225,552
		782,289
Retail – Bedding – 0.2%
10,200	Bed Bath & Beyond, Inc.*	591,294
Retail – Building Products – 0%
2,200	Home Depot, Inc.	92,488
Retail – Computer Equipment – 0.2%
19,900	GameStop Corp. – Class A*	480,187

See Notes to Schedules of Investments and Financial Statements.

34 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Retail – Discount – 0.8%
14,900	Big Lots, Inc.*	$562,624
6,600	Costco Wholesale Corp.	549,912
3,400	Dollar Tree, Inc.*	282,574
15,700	Family Dollar Stores, Inc.	905,262
1,600	Target Corp.	81,952
		2,382,324
Retail – Drug Store – 1.1%
14,700	CVS Caremark Corp.	599,466
85,800	Walgreen Co.	2,836,548
		3,436,014
Retail – Jewelry – 0.2%
8,700	Tiffany & Co.	576,462
Retail – Major Department Stores – 1.5%
10,300	JC Penney Co., Inc.	362,045
2,500	Nordstrom, Inc.	124,275
9,100	Sears Holdings Corp.*	289,198
61,300	TJX Cos., Inc.	3,956,915
		4,732,433
Retail – Regional Department Stores – 0.1%
11,500	Macy’s, Inc.	370,070
Retail – Restaurants – 3.1%
300	Chipotle Mexican Grill, Inc. – Class A*	101,322
900	Darden Restaurants, Inc.	41,022
23,900	McDonald’s Corp.	2,397,887
74,400	Starbucks Corp.	3,423,144
64,100	Yum! Brands, Inc.	3,782,541
		9,745,916
Rubber – Tires – 0.1%
18,000	Goodyear Tire & Rubber Co.*	255,060
Savings/Loan/Thrifts – 0%
4,600	People’s United Financial, Inc.	59,110
Schools – 0.4%
10,000	Apollo Group, Inc. – Class A*	538,700
15,200	Devry, Inc.	584,592
		1,123,292
Semiconductor Components/Integrated Circuits – 0.3%
14,600	Qualcomm, Inc.	798,620
Semiconductor Equipment – 0%
6,100	Teradyne, Inc.*	83,143
Super-Regional Banks – 0.5%
4,500	Capital One Financial Corp.	190,305
27,400	Fifth Third Bancorp.	348,528
32,300	Huntington Bancshares, Inc.	177,327
37,700	Keycorp	289,913
12,600	U.S. Bancorp.	340,830
4,980	Wells Fargo & Co.	137,249
		1,484,152
Telephone – Integrated – 1.5%
12,658	AT&T, Inc.	382,778
108,485	CenturyLink, Inc.	4,035,642
19,500	Windstream Corp.	228,930
		4,647,350
Television – 0.6%
71,200	CBS Corp. – Class B	1,932,368
Tobacco – 3.3%
95,700	Altria Group, Inc.	2,837,505
13,200	Lorillard, Inc.	1,504,800
31,200	Philip Morris International, Inc.	2,448,576
79,800	Reynolds American, Inc.	3,305,316
		10,096,197
Tools – Hand Held – 1.1%
50,027	Stanley Works	3,381,825
Toys – 0.1%
13,200	Mattel, Inc.	366,432
Transportation – Railroad – 0.5%
53,800	CSX Corp.	1,133,028
5,700	Norfolk Southern Corp.	415,302
		1,548,330
Transportation – Services – 1.3%
26,300	C.H. Robinson Worldwide, Inc.	1,835,214
5,300	Expeditors International of Washington, Inc.	217,088
21,000	FedEx Corp.	1,753,710
1,600	Ryder System, Inc.	85,024
		3,891,036
Vitamins and Nutrition Products – 0.3%
12,800	Mead Johnson Nutrition Co. – Class A	879,744
Web Portals/Internet Service Providers – 1.5%
7,000	Google, Inc. – Class A*	4,521,300
Wireless Equipment – 1.4%
53,600	American Tower Corp. – Class A	3,216,536
1,537	Motorola Mobility Holdings, Inc.*	59,636
23,957	Motorola, Inc.	1,108,969
		4,385,141

Total Common Stock (cost $268,272,219)		309,299,988

Money Market – 0.5%
1,545,554	Janus Cash Liquidity Fund LLC, 0% (cost $1,545,554)	1,545,554

Total Investments (total cost $269,817,773) – 100.0%		310,845,542

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		49,292

Net Assets – 100%		$310,894,834

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$67,626	0.0%
Curacao	3,357,232	1.1%
Ireland	2,789,859	0.9%
Switzerland	1,099,674	0.4%
United States††	303,531,151	97.6%

Total	$310,845,542	100.0%

††	Includes Cash Equivalents (97.1% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2011, INTECH U.S. Growth Fund returned -6.40% for its Class S Shares. This compares to the -3.92% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark. The process seeks to minimize tracking error for a target level of excess return. In doing so, the process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Growth Fund.

36 | DECEMBER 31, 2011

(unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

International Business Machines Corp. Computer Services	3.1%
Exxon Mobil Corp. Oil Companies – Integrated	2.5%
Apple, Inc. Computers	2.3%
Coca-Cola Co. Beverages – Non-Alcoholic	1.1%
Philip Morris International, Inc. Tobacco	1.1%

10.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 0.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	–6.26%	2.09%	0.28%	5.44%	0.87%	0.87%

MOP	–11.66%	–3.80%	–0.91%	4.96%

INTECH U.S. Growth Fund – Class C Shares

NAV	–6.63%	1.28%	–0.56%	4.84%	1.72%	1.72%

CDSC	–7.56%	0.27%	–0.56%	4.84%

INTECH U.S. Growth Fund – Class I Shares	–6.11%	2.23%	0.53%	5.44%	0.64%	0.64%

INTECH U.S. Growth Fund – Class S Shares	–6.40%	1.73%	0.07%	5.44%	1.08%	1.08%

INTECH U.S. Growth Fund – Class T Shares	–6.23%	2.03%	0.07%	5.44%	0.79%	0.79%

Russell 1000® Growth Index	–3.92%	2.64%	2.50%	6.30%

Lipper Quartile – Class S Shares	–	1st	3rd	4th

Lipper Ranking – based on total returns for Multi-Cap Growth Funds	–	75/510	215/347	206/262

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

38 | DECEMBER 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed Growth Fund changed its name to INTECH U.S. Growth Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – January 2, 2003

Janus Mathematical Funds | 39

INTECH U.S. Growth Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$937.40	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$933.70	$8.46

Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$938.90	$3.17

Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$936.00	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$937.70	$4.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27

†	Expenses are equal to the annualized expense ratio of 0.88% for Class A Shares, 1.74% for Class C Shares, 0.65% for Class I Shares, 1.09% for Class S Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

40 | DECEMBER 31, 2011

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Common Stock – 99.5%
Advertising Agencies – 0.1%
7,500	Omnicom Group, Inc.	$334,350
Aerospace and Defense – 1.1%
8,700	Boeing Co.	638,145
6,600	Lockheed Martin Corp.	533,940
24,500	TransDigm Group, Inc.*	2,344,160
		3,516,245
Aerospace and Defense – Equipment – 1.3%
13,400	B.F. Goodrich Co.	1,657,580
14,000	BE Aerospace, Inc.*	541,940
26,300	United Technologies Corp.	1,922,267
		4,121,787
Agricultural Chemicals – 0.9%
9,200	CF Industries Holdings, Inc.	1,333,816
11,200	Intrepid Potash, Inc.*	253,456
14,200	Monsanto Co.	994,994
4,000	Mosaic Co.	201,720
		2,783,986
Agricultural Operations – 0.1%
6,000	Bunge, Ltd.	343,200
Airlines – 0.4%
19,600	Copa Holdings S.A.	1,149,932
Apparel Manufacturers – 0.5%
11,200	Coach, Inc.	683,648
20,800	Hanesbrands, Inc.*	454,688
1,800	Ralph Lauren Corp.	248,544
900	Under Armour, Inc. – Class A*	64,611
		1,451,491
Applications Software – 1.2%
1,400	Citrix Systems, Inc.*	85,008
3,500	Intuit, Inc.	184,065
95,800	Microsoft Corp.	2,486,968
23,900	Nuance Communications, Inc.*	601,324
6,000	Red Hat, Inc.*	247,740
600	Salesforce.com, Inc.*	60,876
		3,665,981
Athletic Footwear – 0.2%
5,100	NIKE, Inc. – Class B	491,487
Automotive – Cars and Light Trucks – 0.1%
11,600	Tesla Motors, Inc.*	331,296
Automotive – Truck Parts and Equipment – Original – 0%
400	BorgWarner, Inc.*	25,496
Beverages – Non-Alcoholic – 2.4%
51,000	Coca-Cola Co.	3,568,470
66,200	Coca-Cola Enterprises, Inc.	1,706,636
9,200	Dr. Pepper Snapple Group, Inc.	363,216
18,500	Hansen Natural Corp.*	1,704,590
2,275	PepsiCo, Inc.	150,946
		7,493,858
Beverages – Wine and Spirits – 0.3%
7,700	Brown-Forman Corp. – Class B	619,927
7,600	Green Mountain Coffee Roasters, Inc.*	340,860
		960,787
Broadcast Services and Programming – 0%
3,000	Discovery Holding Co. – Class A*	122,910
Building – Heavy Construction – 0.1%
5,400	Chicago Bridge & Iron Co. N.V.	204,120
Cable/Satellite Television – 1.9%
3,100	Charter Communications*	176,514
77,000	Comcast Corp. – Class A	1,825,670
55,800	DIRECTV – Class A*	2,386,008
7,200	DISH Network Corp. – Class A	205,056
1,000	Liberty Global, Inc. – Class A*	41,030
21,700	Time Warner Cable, Inc. – Class A	1,379,469
		6,013,747
Casino Hotels – 0.7%
14,100	Las Vegas Sands Corp.*	602,493
14,100	Wynn Resorts, Ltd.	1,557,909
		2,160,402
Cellular Telecommunications – 0.1%
3,500	MetroPCS Communications, Inc.*	30,380
8,900	N.I.I. Holdings, Inc.*	189,570
		219,950
Chemicals – Diversified – 1.0%
4,700	Air Products & Chemicals, Inc.	400,393
16,700	Celanese Corp. – Class A	739,309
19,700	E.I. du Pont de Nemours & Co.	901,866
3,900	FMC Corp.	335,556
6,300	PPG Industries, Inc.	525,987
7,200	Rockwood Holdings, Inc.*	283,464
		3,186,575
Chemicals – Specialty – 1.0%
17,200	Eastman Chemical Co.	671,832
18,014	Ecolab, Inc.	1,041,389
14,500	International Flavors & Fragrances, Inc.	760,090
7,200	Sigma-Aldrich Corp.	449,712
5,800	WR Grace & Co.*	266,336
		3,189,359
Coal – 0.1%
6,100	Consol Energy, Inc.	223,870
Coatings and Paint Products – 0.1%
3,900	Valspar Corp.	151,983
Commercial Services – 0.7%
39,000	Iron Mountain, Inc.	1,201,200
15,400	Weight Watchers International, Inc.	847,154
		2,048,354
Commercial Services – Finance – 4.1%
17,300	Alliance Data Systems Corp.*	1,796,432
49,900	Automatic Data Processing, Inc.	2,695,099
2,100	Equifax, Inc.	81,354
22,100	Global Payments, Inc.	1,047,098
61,100	H&R Block, Inc.	997,763
6,300	MasterCard, Inc. – Class A	2,348,766
52,500	Moody’s Corp.	1,768,200
5,000	Morningstar, Inc.	297,250
13,400	Paychex, Inc.	403,474
13,700	Visa, Inc. – Class A	1,390,961
		12,826,397

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 41

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Computer Aided Design – 0.1%
4,700	ANSYS, Inc.*	$269,216
4,400	Autodesk, Inc.*	133,452
		402,668
Computer Services – 4.7%
40,900	Accenture, Ltd. – Class A (U.S. Shares)	2,177,107
37,000	Cognizant Technology Solutions Corp.*	2,379,470
4,200	DST Systems, Inc.	191,184
4,900	IHS, Inc. – Class A*	422,184
52,100	International Business Machines Corp.	9,580,148
		14,750,093
Computers – 2.5%
17,700	Apple, Inc.*	7,168,500
39,000	Dell, Inc.*	570,570
		7,739,070
Computers – Integrated Systems – 0.7%
3,200	Micros Systems, Inc.*	149,056
35,400	NCR Corp.*	582,684
31,900	Teradata Corp.*	1,547,469
		2,279,209
Computers – Memory Devices – 0.4%
63,500	EMC Corp.*	1,367,790
Consulting Services – 0.8%
22,600	Gartner, Inc.*	785,802
32,700	Genpact, Ltd.*	488,865
4,300	Towers Watson & Co.	257,699
26,700	Verisk Analytics, Inc.*	1,071,471
		2,603,837
Consumer Products – Miscellaneous – 0.8%
1,100	Clorox Co.	73,216
24,300	Kimberly-Clark Corp.	1,787,508
14,100	Tupperware Brands Corp.	789,177
		2,649,901
Containers – Metal and Glass – 0.6%
38,500	Ball Corp.	1,374,835
18,300	Crown Holdings, Inc.*	614,514
		1,989,349
Cosmetics and Toiletries – 2.1%
26,500	Colgate-Palmolive Co.	2,448,335
29,100	Estee Lauder Cos., Inc. – Class A	3,268,512
13,534	Procter & Gamble Co.	902,853
		6,619,700
Data Processing and Management – 0.4%
23,400	Broadridge Financial Solutions, Inc.	527,670
11,200	Fiserv, Inc.*	657,888
		1,185,558
Decision Support Software – 0.1%
8,800	MSCI, Inc.*	289,784
Dental Supplies and Equipment – 0.1%
8,000	Dentsply International, Inc.	279,920
3,900	Patterson Cos., Inc.	115,128
		395,048
Diagnostic Kits – 0.3%
10,500	Idexx Laboratories, Inc.*	808,080
Disposable Medical Products – 0.3%
11,200	C.R. Bard, Inc.	957,600
Distribution/Wholesale – 1.8%
26,800	Fastenal Co.	1,168,748
12,100	Fossil, Inc.*	960,256
4,600	Genuine Parts Co.	281,520
15,700	LKQ Corp.*	472,256
14,100	W.W. Grainger, Inc.	2,639,379
		5,522,159
Diversified Operations – 0.7%
23,500	3M Co.	1,920,655
1,900	Eaton Corp.	82,707
4,100	Illinois Tool Works, Inc.	191,511
1,500	Parker Hannifin Corp.	114,375
		2,309,248
E-Commerce/Products – 1.0%
9,900	Amazon.com, Inc.*	1,713,690
40,600	eBay, Inc.*	1,231,398
1,200	Netflix, Inc.*	83,148
		3,028,236
E-Commerce/Services – 1.1%
30,250	Expedia, Inc.	877,855
4,000	Priceline.com, Inc.*	1,870,840
30,250	TripAdvisor, Inc.	762,602
		3,511,297
Electric Products – Miscellaneous – 0.1%
4,900	AMETEK, Inc.	206,290
Electric – Transmission – 0.6%
23,300	ITC Holdings Corp.	1,768,004
Electronic Components – Miscellaneous – 0.1%
6,000	Garmin, Ltd.	238,860
3,900	Jabil Circuit, Inc.	76,674
		315,534
Electronic Components – Semiconductors – 1.2%
4,000	Altera Corp.	148,400
9,800	Avago Technologies, Ltd.	282,828
11,100	Broadcom Corp. – Class A	325,896
11,900	Intersil Corp. – Class A	124,236
24,600	Microchip Technology, Inc.	901,098
4,500	Silicon Laboratories, Inc.*	195,390
45,500	Texas Instruments, Inc.	1,324,505
14,200	Xilinx, Inc.	455,252
		3,757,605
Electronic Design Automation – 0.1%
21,400	Cadence Design Systems, Inc.*	222,560
Electronic Measuring Instruments – 0.1%
10,100	Agilent Technologies, Inc.*	352,793
Energy – Alternate Sources – 0%
6,300	Covanta Holding Corp.	86,247
Engineering – Research and Development Services – 0.1%
2,100	KBR, Inc.	58,527
10,000	McDermott International, Inc. (U.S. Shares)*	115,100
		173,627
Engines – Internal Combustion – 0.1%
4,100	Cummins, Inc.	360,882

See Notes to Schedules of Investments and Financial Statements.

42 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Enterprise Software/Services – 1.1%
18,200	BMC Software, Inc.*	$596,596
22,100	Informatica Corp.*	816,153
81,544	Oracle Corp.	2,091,604
		3,504,353
Entertainment Software – 0.2%
37,400	Electronic Arts, Inc.*	770,440
Filtration and Separations Products – 0.1%
1,500	Donaldson Co., Inc.	102,120
3,200	Polypore International, Inc.*	140,768
		242,888
Finance – Credit Card – 0.5%
24,100	American Express Co.	1,136,797
13,000	Discover Financial Services	312,000
		1,448,797
Finance – Other Services – 0.2%
3,100	CBOE Holdings, Inc.	80,166
1,700	IntercontinentalExchange, Inc.*	204,935
4,600	NASDAQ Stock Market, Inc.*	112,746
3,000	NYSE Euronext	78,300
		476,147
Food – Baking – 0.5%
87,350	Flowers Foods, Inc.	1,657,903
Food – Confectionary – 0.3%
16,200	Hershey Co.	1,000,836
Food – Meat Products – 0.1%
14,700	Hormel Foods Corp.	430,563
Food – Miscellaneous/Diversified – 3.4%
4,700	Campbell Soup Co.	156,228
25,600	ConAgra Foods, Inc.	675,840
20,700	Corn Products International, Inc.	1,088,613
26,500	General Mills, Inc.	1,070,865
30,200	H.J. Heinz Co.	1,632,008
39,000	Kellogg Co.	1,972,230
45,200	McCormick & Co., Inc.	2,278,984
93,200	Sara Lee Corp.	1,763,344
		10,638,112
Food – Retail – 0.3%
14,700	Kroger Co.	356,034
7,700	Whole Foods Market, Inc.	535,766
		891,800
Food – Wholesale/Distribution – 0.1%
10,400	Sysco Corp.	305,032
Footwear and Related Apparel – 0.1%
3,600	Deckers Outdoor Corp.*	272,052
Gambling – Non-Hotel – 0.1%
13,200	International Game Technology	227,040
Gold Mining – 0.4%
5,800	Allied Nevada Gold Corp.*	175,624
13,800	Royal Gold, Inc.	930,534
		1,106,158
Hazardous Waste Disposal – 0.1%
5,300	Stericycle, Inc.*	412,976
Home Furnishings – 0.3%
16,300	Tempur-Pedic International, Inc.*	856,239
Hotels and Motels – 0%
2,900	Starwood Hotels & Resorts Worldwide, Inc.	139,113
Industrial Gases – 0.4%
8,700	Airgas, Inc.	679,296
5,600	Praxair, Inc.	598,640
		1,277,936
Instruments – Controls – 0.4%
8,700	Honeywell International, Inc.	472,845
5,200	Mettler-Toledo International, Inc.*	768,092
		1,240,937
Instruments – Scientific – 0.1%
4,100	Waters Corp.*	303,605
Insurance Brokers – 0.5%
19,000	Erie Indemnity Co. – Class A	1,485,040
Internet Infrastructure Software – 0.1%
13,700	TIBCO Software, Inc.*	327,567
Internet Security – 0.1%
19,100	Symantec Corp.*	298,915
Investment Management and Advisory Services – 0.4%
400	Affiliated Managers Group, Inc.*	38,380
11,800	Franklin Resources, Inc.	1,133,508
1,900	T. Rowe Price Group, Inc.	108,205
		1,280,093
Machine Tools and Related Products – 0.1%
7,700	Kennametal, Inc.	281,204
2,200	Lincoln Electric Holdings, Inc.	86,064
		367,268
Machinery – Construction and Mining – 0.4%
10,900	Caterpillar, Inc.	987,540
3,800	Joy Global, Inc.	284,886
		1,272,426
Machinery – General Industrial – 0.5%
11,100	Gardner Denver, Inc.	855,366
8,200	Roper Industries, Inc.	712,334
2,100	Wabtec Corp.	146,895
		1,714,595
Machinery – Print Trade – 0%
1,800	Zebra Technologies Corp.*	64,404
Machinery – Pumps – 0.1%
8,800	Graco, Inc.	359,832
Medical – Biomedical and Genetic – 1.8%
38,200	Alexion Pharmaceuticals, Inc.*	2,731,300
15,900	Biogen Idec, Inc.*	1,749,795
7,700	Celgene Corp.*	520,520
4,100	Gilead Sciences, Inc.*	167,813
5,700	Myriad Genetics, Inc.*	119,358
3,900	Regeneron Pharmaceuticals, Inc.*	216,177
1,200	Vertex Pharmaceuticals, Inc.*	39,852
		5,544,815
Medical – Drugs – 2.2%
15,300	Abbott Laboratories	860,319
14,700	Allergan, Inc.	1,289,778
22,600	Eli Lilly & Co.	939,256

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 43

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Medical – Drugs – (continued)

30,100	Johnson & Johnson	$1,973,958
14,200	Pharmasset, Inc.*	1,820,440
		6,883,751
Medical – Generic Drugs – 0.8%
11,500	Mylan, Inc.*	246,790
10,500	Perrigo Co.	1,021,650
18,700	Watson Pharmaceuticals, Inc.*	1,128,358
		2,396,798
Medical – HMO – 0.2%
9,500	Amerigroup Corp.*	561,260
Medical – Hospitals – 0%
5,300	HCA Holdings, Inc.*	116,759
Medical – Wholesale Drug Distributors – 1.9%
83,100	AmerisourceBergen Corp.	3,090,489
38,000	Cardinal Health, Inc.	1,543,180
17,300	McKesson Corp.	1,347,843
		5,981,512
Medical Information Systems – 0.6%
5,200	Allscripts Healthcare Solutions, Inc.*	98,488
29,400	Cerner Corp.*	1,800,750
		1,899,238
Medical Instruments – 1.5%
8,800	Edwards Lifesciences Corp.*	622,160
3,300	Intuitive Surgical, Inc.*	1,527,933
3,700	St. Jude Medical, Inc.	126,910
10,700	Techne Corp.	730,382
52,900	Thoratec Corp.*	1,775,324
		4,782,709
Medical Labs and Testing Services – 0.2%
8,700	Laboratory Corp. of America Holdings*	747,939
Medical Products – 1.2%
18,900	Baxter International, Inc.	935,172
3,200	Becton, Dickinson and Co.	239,104
3,500	Carefusion Corp.*	88,935
8,000	Cooper Cos., Inc.	564,160
10,000	Covidien PLC (U.S. Shares)	450,100
11,900	Henry Schein, Inc.*	766,717
3,300	Hospira, Inc.*	100,221
3,500	Sirona Dental Systems, Inc.*	154,140
5,200	Varian Medical Systems, Inc.*	349,076
		3,647,625
Metal – Copper – 0.2%
11,700	Freeport-McMoRan Copper & Gold, Inc. – Class B	430,443
4,300	Southern Copper Corp.	129,774
		560,217
Metal – Diversified – 0.1%
9,000	Molycorp, Inc.*	215,820
Metal – Iron – 0%
1,700	Cliffs Natural Resources, Inc.	105,995
Metal Processors and Fabricators – 0.6%
10,800	Precision Castparts Corp.	1,779,732
Motorcycle and Motor Scooter Manufacturing – 0.1%
9,000	Harley-Davidson, Inc.	349,830
Multimedia – 1.2%
13,100	FactSet Research Systems, Inc.	1,143,368
26,600	McGraw-Hill Cos., Inc.	1,196,202
33,200	Viacom, Inc. – Class B	1,507,612
		3,847,182
Networking Products – 0%
8,500	Polycom, Inc.*	138,550
Non-Hazardous Waste Disposal – 0.9%
87,850	Waste Connections, Inc.	2,911,349
Oil – Field Services – 1.4%
5,900	Atwood Oceanics, Inc.*	234,761
23,800	Baker Hughes, Inc.	1,157,632
2,400	CARBO Ceramics, Inc.	295,992
2,000	Core Laboratories N.V.	227,900
27,200	Halliburton Co.	938,672
4,100	Oceaneering International, Inc.	189,133
4,600	Oil States International, Inc.*	351,302
13,500	Schlumberger, Ltd. (U.S. Shares)	922,185
3,000	Superior Energy Services, Inc.*	85,320
		4,402,897
Oil and Gas Drilling – 0.1%
1,800	Helmerich & Payne, Inc.	105,048
5,500	Patterson-UTI Energy, Inc.	109,890
4,000	Rowan Cos., Inc.*	121,320
		336,258
Oil Companies – Exploration and Production – 2.4%
2,500	Anadarko Petroleum Corp.	190,825
1,400	Apache Corp.	126,812
14,500	Cabot Oil & Gas Corp.	1,100,550
2,900	Concho Resources, Inc.*	271,875
1,300	Continental Resources, Inc.*	86,723
1,400	EOG Resources, Inc.	137,914
33,600	EQT Corp.	1,840,944
5,100	Noble Energy, Inc.	481,389
3,300	Occidental Petroleum Corp.	309,210
13,700	QEP Resources, Inc.	401,410
19,000	Range Resources Corp.	1,176,860
12,900	SM Energy Co.	942,990
12,000	Southwestern Energy Co.*	383,280
		7,450,782
Oil Companies – Integrated – 3.4%
26,500	Chevron Corp.	2,819,600
91,100	Exxon Mobil Corp.	7,721,636
		10,541,236
Oil Field Machinery and Equipment – 0.2%
5,200	Cameron International Corp.*	255,788
7,500	FMC Technologies, Inc.*	391,725
		647,513
Oil Refining and Marketing – 0.5%
61,542	HollyFrontier Corp.	1,440,083
Pharmacy Services – 0.2%
900	Express Scripts, Inc. – Class A*	40,221
13,000	SXC Health Solutions Corp. (U.S. Shares)*	734,240
		774,461
Physical Practice Management – 0.1%
3,000	Mednax, Inc.*	216,030

See Notes to Schedules of Investments and Financial Statements.

44 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Pipelines – 1.1%
92,000	El Paso Corp.	$2,444,440
7,800	Kinder Morgan, Inc.	250,926
7,700	Oneok, Inc.	667,513
		3,362,879
Publishing – Books – 0.4%
28,200	John Wiley & Sons, Inc. – Class A	1,252,080
Recreational Vehicles – 0.5%
28,000	Polaris Industries, Inc.	1,567,440
REIT – Apartments – 1.2%
6,900	Apartment Investment & Management Co. – Class A	158,079
17,400	Camden Property Trust	1,082,976
13,600	Equity Residential	775,608
8,800	Essex Property Trust, Inc.	1,236,488
18,000	UDR, Inc.	451,800
		3,704,951
REIT – Diversified – 1.0%
13,600	Digital Realty Trust, Inc.	906,712
6,100	Plum Creek Timber Co., Inc.	223,016
42,250	Rayonier, Inc.	1,885,618
1,800	Vornado Realty Trust	138,348
		3,153,694
REIT – Health Care – 0.1%
5,900	Ventas, Inc.	325,267
REIT – Office Property – 0.6%
19,600	Boston Properties, Inc.	1,952,160
REIT – Regional Malls – 0.6%
9,800	Macerich Co.	495,880
11,400	Simon Property Group, Inc.	1,469,916
		1,965,796
REIT – Shopping Centers – 0.4%
13,500	Federal Realty Investment Trust	1,225,125
REIT – Storage – 0.5%
12,200	Public Storage	1,640,412
Rental Auto/Equipment – 0.2%
17,900	Aaron Rents, Inc.	477,572
Retail – Apparel and Shoe – 1.4%
8,800	Abercrombie & Fitch Co. – Class A	429,792
31,000	Limited Brands, Inc.	1,250,850
2,700	PVH Corp.	190,323
53,600	Ross Stores, Inc.	2,547,608
		4,418,573
Retail – Auto Parts – 1.1%
2,200	Advance Auto Parts, Inc.	153,186
8,500	AutoZone, Inc.*	2,762,245
5,400	O’Reilly Automotive, Inc.*	431,730
		3,347,161
Retail – Automobile – 0.7%
19,600	AutoNation, Inc.*	722,652
4,100	Carmax, Inc.*	124,968
30,000	Copart, Inc.*	1,436,700
		2,284,320
Retail – Bedding – 0.2%
8,900	Bed Bath & Beyond, Inc.*	515,933
Retail – Catalog Shopping – 0.1%
3,000	MSC Industrial Direct Co. – Class A	214,650
Retail – Discount – 2.1%
10,200	Big Lots, Inc.*	385,152
19,900	Costco Wholesale Corp.	1,658,068
15,100	Dollar General Corp.*	621,214
23,800	Dollar Tree, Inc.*	1,978,018
12,000	Target Corp.	614,640
22,100	Wal-Mart Stores, Inc.	1,320,696
		6,577,788
Retail – Drug Store – 0%
1,700	Walgreen Co.	56,202
Retail – Gardening Products – 0.2%
7,800	Tractor Supply Co.	547,170
Retail – Jewelry – 0.3%
15,800	Tiffany & Co.	1,046,908
Retail – Major Department Stores – 0.9%
8,600	Nordstrom, Inc.	427,506
37,600	TJX Cos., Inc.	2,427,080
		2,854,586
Retail – Miscellaneous/Diversified – 0.6%
91,900	Sally Beauty Holdings, Inc.*	1,941,847
Retail – Perfume and Cosmetics – 0.2%
8,700	Ulta Salon, Cosmetics & Fragrance, Inc.*	564,804
Retail – Pet Food and Supplies – 0.2%
13,100	PetSmart, Inc.	671,899
Retail – Regional Department Stores – 0.3%
2,100	Kohl’s Corp.	103,635
27,100	Macy’s, Inc.	872,078
		975,713
Retail – Restaurants – 1.9%
2,200	Chipotle Mexican Grill, Inc. – Class A*	743,028
1,900	Darden Restaurants, Inc.	86,602
32,400	McDonald’s Corp.	3,250,692
26,300	Starbucks Corp.	1,210,063
10,400	Yum! Brands, Inc.	613,704
		5,904,089
Rubber – Tires – 0%
10,200	Goodyear Tire & Rubber Co.*	144,534
Savings/Loan/Thrifts – 0.2%
37,800	People’s United Financial, Inc.	485,730
Schools – 0.4%
14,900	Apollo Group, Inc. – Class A*	802,663
2,000	Devry, Inc.	76,920
6,900	ITT Educational Services, Inc.*	392,541
		1,272,124
Semiconductor Components/Integrated Circuits – 0.8%
7,000	Analog Devices, Inc.	250,460
6,200	Linear Technology Corp.	186,186
29,900	Maxim Integrated Products	778,596
24,000	Qualcomm, Inc.	1,312,800
		2,528,042

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 45

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Semiconductor Equipment – 0.4%
20,400	Applied Materials, Inc.	$218,484
14,800	KLA-Tencor Corp.	714,100
9,400	Lam Research Corp.*	347,988
		1,280,572
Soap and Cleaning Preparations – 0.2%
15,300	Church & Dwight Co., Inc.	700,128
Software Tools – 0.3%
9,500	VMware, Inc. – Class A*	790,305
Steel – Producers – 0.2%
9,900	Carpenter Technology Corp.	509,652
Steel Pipe and Tube – 0.1%
2,000	Valmont Industries, Inc.	181,580
Super-Regional Banks – 0.1%
10,100	Wells Fargo & Co.	278,356
Telecommunication Equipment – Fiber Optics – 0.2%
16,000	IPG Photonics Corp.*	541,920
Telecommunication Services – 0.3%
16,900	NeuStar, Inc. – Class A*	577,473
16,500	tw telecom, inc.*	319,770
1,300	Virgin Media, Inc.	27,794
		925,037
Telephone – Integrated – 0.7%
41,800	Verizon Communications, Inc.	1,677,016
47,300	Windstream Corp.	555,302
		2,232,318
Television – 0.5%
60,800	CBS Corp. – Class B	1,650,112
Therapeutics – 0.3%
24,700	BioMarin Pharmaceutical, Inc.*	849,186
Tobacco – 2.0%
67,800	Altria Group, Inc.	2,010,270
42,400	Philip Morris International, Inc.	3,327,552
19,300	Reynolds American, Inc.	799,406
		6,137,228
Toys – 0.1%
14,200	Mattel, Inc.	394,192
Transactional Software – 0.3%
17,000	Solera Holdings, Inc.	757,180
3,700	VeriFone Holdings, Inc.*	131,424
		888,604
Transportation – Marine – 0.1%
6,400	Kirby Corp.*	421,376
Transportation – Railroad – 0.9%
34,600	CSX Corp.	728,676
18,600	Kansas City Southern*	1,264,986
7,600	Union Pacific Corp.	805,144
		2,798,806
Transportation – Services – 0.3%
10,100	C.H. Robinson Worldwide, Inc.	704,778
2,100	Expeditors International of Washington, Inc.	86,016
3,900	United Parcel Service, Inc. – Class B	285,441
		1,076,235
Transportation – Truck – 0.2%
2,400	J.B. Hunt Transport Services, Inc.	108,168
8,600	Landstar System, Inc.	412,112
		520,280
Vitamins and Nutrition Products – 1.1%
33,200	Herbalife, Ltd.	1,715,444
27,200	Mead Johnson Nutrition Co. – Class A	1,869,456
		3,584,900
Water – 0%
5,800	Aqua America, Inc.	127,890
Web Hosting/Design – 0.1%
1,000	Equinix, Inc.*	101,400
6,100	Rackspace Hosting, Inc.*	262,361
		363,761
Web Portals/Internet Service Providers – 0.8%
4,100	Google, Inc. – Class A*	2,648,190
Wireless Equipment – 0.1%
1,600	American Tower Corp. – Class A	96,016
4,200	Crown Castle International Corp.*	188,160
		284,176

Total Investments (total cost $262,455,399) – 99.5%		311,487,393

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		1,520,465

Net Assets – 100%		$313,007,858

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$832,065	0.3%
Canada	734,240	0.2%
Cayman Islands	1,715,444	0.6%
Curacao	922,185	0.3%
Ireland	2,627,207	0.8%
Netherlands	432,020	0.1%
Panama	1,265,032	0.4%
Singapore	282,828	0.1%
Switzerland	238,860	0.1%
United States	302,437,512	97.1%

Total	$311,487,393	100.0%

See Notes to Schedules of Investments and Financial Statements.

46 | DECEMBER 31, 2011

INTECH U.S. Value Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2011, INTECH U.S. Value Fund returned -4.01% for its Class I Shares. This compares to the -5.22% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark. The process seeks to minimize tracking error for a target level of excess return. In doing so, the process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Value Fund.

Janus Mathematical Funds | 47

INTECH U.S. Value Fund (unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Exxon Mobil Corp. Oil Companies – Integrated	2.4%
Chevron Corp. Oil Companies – Integrated	2.2%
AT&T, Inc. Telephone – Integrated	1.6%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.5%
Comcast Corp. – Class A Cable/Satellite Television	1.4%

9.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

48 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	–4.18%	2.03%	–1.83%	1.14%	0.96%	0.96%

MOP	–9.67%	–3.79%	–3.00%	0.14%

INTECH U.S. Value Fund – Class C Shares

NAV	–4.53%	1.17%	–2.58%	0.37%	1.75%	1.75%

CDSC	–5.48%	0.16%	–2.58%	0.37%

INTECH U.S. Value Fund – Class I Shares	–4.01%	2.28%	–1.62%	1.37%	0.69%	0.69%

INTECH U.S. Value Fund – Class S Shares	–4.28%	1.81%	–2.09%	0.89%	1.18%	1.18%

INTECH U.S. Value Fund – Class T Shares	–4.13%	2.07%	–1.98%	0.96%	0.96%	0.96%

Russell 1000® Value Index	–5.22%	0.39%	–2.64%	1.13%

Lipper Quartile – Class I Shares	–	1st	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Value Funds	–	34/309	78/219	71/201

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 49

INTECH U.S. Value Fund (unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class S Shares and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 7, 2011, INTECH Risk-Managed Value Fund changed its name to INTECH U.S. Value Fund.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 30, 2005

50 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$958.20	$4.68

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$954.70	$8.60

Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$960.90	$3.40

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$958.20	$5.76

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$958.70	$4.63

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77

†	Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.75% for Class C Shares, 0.69% for Class I Shares, 1.17% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Mathematical Funds | 51

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Common Stock – 99.4%
Aerospace and Defense – 0.8%
3,300	Boeing Co.	$242,055
500	General Dynamics Corp.	33,205
2,600	Lockheed Martin Corp.	210,340
2,600	Northrop Grumman Corp.	152,048
1,100	Raytheon Co.	53,218
4,300	Spirit Aerosystems Holdings, Inc.*	89,354
		780,220
Aerospace and Defense – Equipment – 0.5%
2,300	B.F. Goodrich Co.	284,510
500	BE Aerospace, Inc.*	19,355
2,900	United Technologies Corp.	211,961
		515,826
Agricultural Chemicals – 0.1%
700	CF Industries Holdings, Inc.	101,486
Agricultural Operations – 0.1%
900	Archer-Daniels-Midland Co.	25,740
800	Bunge, Ltd.	45,760
		71,500
Airlines – 0%
600	Copa Holdings S.A.	35,202
Apparel Manufacturers – 0.6%
4,800	VF Corp.	609,552
Audio and Video Products – 0.1%
1,200	Harman International Industries, Inc.	45,648
Automotive – Cars and Light Trucks – 0.5%
8,800	Ford Motor Co.	94,688
16,600	General Motors Co.*	336,482
		431,170
Automotive – Truck Parts and Equipment – Original – 0.2%
700	Autoliv, Inc.	37,443
300	Johnson Controls, Inc.	9,378
2,700	Lear Corp.	107,460
1,100	Visteon Corp.*	54,934
		209,215
Batteries & Battery Systems – 0.2%
2,600	Energizer Holdings, Inc.*	201,448
Beverages – Non-Alcoholic – 0.2%
8,500	Coca-Cola Enterprises, Inc.	219,130
Beverages – Wine and Spirits – 0.3%
2,400	Beam, Inc.	122,952
1,400	Brown-Forman Corp. – Class B	112,714
4,400	Constellation Brands, Inc. – Class A*	90,948
		326,614
Broadcast Services and Programming – 0.8%
9,874	Liberty Interactive Corp. – Liberty Capital*	770,666
Building – Heavy Construction – 0.1%
1,900	Chicago Bridge & Iron Co. N.V.	71,820
Building – Residential and Commercial – 0.1%
3,800	D.R. Horton, Inc.	47,918
1,900	Lennar Corp. – Class A	37,335
3,100	Pulte Homes, Inc.*	19,561
		104,814
Building and Construction Products – Miscellaneous – 0.1%
3,400	Fortune Brands Home & Security, Inc.*	57,902
1,700	Owens Corning*	48,824
		106,726
Cable/Satellite Television – 1.4%
54,450	Comcast Corp. – Class A	1,291,009
1,900	DISH Network Corp. – Class A	54,112
		1,345,121
Casino Hotels – 0.1%
6,100	MGM Mirage*	63,623
Chemicals – Diversified – 0.3%
3,900	Dow Chemical Co.	112,164
1,500	Huntsman Corp.	15,000
3,500	LyondellBasell Industries N.V.	113,715
500	Rockwood Holdings, Inc.*	19,685
		260,564
Chemicals – Specialty – 0.1%
1,000	Ashland, Inc.	57,160
800	Cytec Industries, Inc.	35,720
800	WR Grace & Co.*	36,736
		129,616
Coatings and Paint Products – 0.1%
2,200	RPM International, Inc.	54,010
300	Valspar Corp.	11,691
		65,701
Commercial Banks – 1.4%
5,300	Associated Banc-Corp.	59,201
600	Bank of Hawaii Corp.	26,694
4,700	BB&T Corp.	118,299
7,100	CapitalSource, Inc.	47,570
1,600	CIT Group, Inc.*	55,792
500	City National Corp.	22,090
3,024	Commerce Bancshares, Inc.	115,275
3,700	Cullen/Frost Bankers, Inc.	195,767
5,300	East West Bancorp, Inc.	104,675
800	First Republic Bank*	24,488
16,200	Fulton Financial Corp.	158,922
3,400	M&T Bank Corp.	259,556
7,100	Valley National Bancorp.	87,827
3,900	Zions Bancorp.	63,492
		1,339,648
Commercial Services – 0.1%
5,600	Quanta Services, Inc.*	120,624
Commercial Services – Finance – 1.2%
900	Equifax, Inc.	34,866
13,700	H&R Block, Inc.	223,721
9,800	Total System Services, Inc.	191,688
6,300	Visa, Inc. – Class A	639,639
		1,089,914
Computer Services – 0.1%
1,200	DST Systems, Inc.	54,624
Computers – 0.6%
13,000	Dell, Inc.*	190,190
14,800	Hewlett-Packard Co.	381,248
		571,438

See Notes to Schedules of Investments and Financial Statements.

52 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Computers – Integrated Systems – 0.2%
2,800	Diebold, Inc.	$84,196
3,400	NCR Corp.*	55,964
		140,160
Computers – Memory Devices – 0.2%
2,100	SanDisk Corp.*	103,341
1,400	Western Digital Corp.*	43,330
		146,671
Computers – Peripheral Equipment – 0.1%
2,100	Lexmark International, Inc. – Class A	69,447
Consulting Services – 0.4%
2,800	Genpact, Ltd.*	41,860
4,500	Towers Watson & Co.	269,685
1,300	Verisk Analytics, Inc.*	52,169
		363,714
Consumer Products – Miscellaneous – 0.3%
400	Clorox Co.	26,624
2,400	Jarden Corp.	71,712
2,600	Kimberly-Clark Corp.	191,256
		289,592
Containers – Paper and Plastic – 0.2%
1,500	Bemis Co., Inc.	45,120
3,300	Temple-Inland, Inc.	104,643
		149,763
Cosmetics and Toiletries – 1.3%
2,200	Colgate-Palmolive Co.	203,258
15,200	Procter & Gamble Co.	1,013,992
		1,217,250
Cruise Lines – 0.1%
1,900	Carnival Corp. (U.S. Shares)	62,016
Data Processing and Management – 0.3%
9,400	Fidelity National Information Services, Inc.	249,946
600	Fiserv, Inc.*	35,244
		285,190
Dental Supplies and Equipment – 0.2%
5,400	Dentsply International, Inc.	188,946
800	Patterson Cos., Inc.	23,616
		212,562
Distribution/Wholesale – 0.3%
2,900	Arrow Electronics, Inc.*	108,489
2,900	Genuine Parts Co.	177,480
2,200	Ingram Micro, Inc. – Class A*	40,018
		325,987
Diversified Banking Institutions – 1.2%
14,105	Bank of America Corp.	78,424
7,170	Citigroup, Inc.	188,642
800	Goldman Sachs Group, Inc.	72,344
22,600	JPMorgan Chase & Co.	751,450
3,000	Morgan Stanley	45,390
		1,136,250
Diversified Operations – 2.4%
800	3M Co.	65,384
2,500	Carlisle Cos., Inc.	110,750
1,600	Crane Co.	74,736
1,100	Eaton Corp.	47,883
61,800	General Electric Co.	1,106,838
2,700	Harsco Corp.	55,566
900	Leggett & Platt, Inc.	20,736
8,300	Leucadia National Corp.	188,742
500	Parker Hannifin Corp.	38,125
1,100	Pentair, Inc.	36,619
3,000	Textron, Inc.	55,470
4,000	Trinity Industries, Inc.	120,240
7,200	Tyco International, Ltd. (U.S. Shares)	336,312
		2,257,401
E-Commerce/Products – 0.8%
25,200	eBay, Inc.*	764,316
E-Commerce/Services – 0.6%
2,850	Expedia, Inc.	82,707
8,000	IAC/InterActiveCorp	340,800
5,800	Liberty Interactive Corp. – Class A*	94,047
2,850	TripAdvisor, Inc.	71,848
		589,402
Electric – Generation – 0.1%
5,100	AES Corp.*	60,384
Electric – Integrated – 7.9%
7,400	Alliant Energy Corp.	326,414
4,300	Ameren Corp.	142,459
7,800	American Electric Power Co., Inc.	322,218
11,100	CMS Energy Corp.	245,088
3,300	Consolidated Edison, Inc.	204,699
9,600	Constellation Energy Group, Inc.	380,832
4,600	Dominion Resources, Inc.	244,168
4,100	DTE Energy Co.	223,245
15,700	Duke Energy Corp.	345,400
2,000	Edison International	82,800
500	Entergy Corp.	36,525
4,300	Exelon Corp.	186,491
11,867	FirstEnergy Corp.	525,708
3,200	FPL Group, Inc.	194,816
1,900	Great Plains Energy, Inc.	41,382
2,300	Hawaiian Electric Industries, Inc.	60,904
4,800	Integrys Energy Group, Inc.	260,064
3,600	MDU Resources Group, Inc.	77,256
3,000	National Fuel Gas Co.	166,740
11,600	Northeast Utilities	418,412
4,300	NSTAR	201,928
5,300	OGE Energy Corp.	300,563
9,600	Pepco Holdings, Inc.	194,880
800	PG&E Corp.	32,976
4,200	Pinnacle West Capital Corp.	202,356
7,200	PPL Corp.	211,824
6,000	Progress Energy, Inc.	336,120
4,500	Public Service Enterprise Group, Inc.	148,545
1,800	SCANA Corp.	81,108
12,400	Sierra Pacific Resources	202,740
7,900	Southern Co.	365,691
13,700	TECO Energy, Inc.	262,218
3,200	Westar Energy, Inc.	92,096
3,800	Wisconsin Energy Corp.	132,848
9,600	Xcel Energy, Inc.	265,344
		7,516,858

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 53

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Electric Products – Miscellaneous – 0.1%
3,000	Molex, Inc.	$71,580
Electronic Components – Miscellaneous – 0.1%
2,400	Garmin, Ltd.	95,544
1,600	Jabil Circuit, Inc.	31,456
		127,000
Electronic Components – Semiconductors – 0.6%
3,700	Fairchild Semiconductor International, Inc.*	44,548
8,900	Intel Corp.	215,825
1,600	International Rectifier Corp.*	31,072
3,000	Intersil Corp. – Class A	31,320
23,800	LSI Corp.*	141,610
4,600	Texas Instruments, Inc.	133,906
		598,281
Electronic Parts Distributors – 0.1%
1,300	Avnet, Inc.*	40,417
1,400	Tech Data Corp.*	69,174
		109,591
Electronics – Military – 0.1%
700	L-3 Communications Holdings, Inc.	46,676
Energy – Alternate Sources – 0.1%
7,800	Covanta Holding Corp.	106,782
Engineering – Research and Development Services – 0.1%
3,500	KBR, Inc.	97,545
Enterprise Software/Services – 0%
1,900	CA, Inc.	38,408
Entertainment Software – 0.4%
29,500	Activision Blizzard, Inc.	363,440
Fiduciary Banks – 0.2%
4,224	Bank of New York Mellon Corp.	84,100
1,000	Northern Trust Corp.	39,660
2,000	State Street Corp.	80,620
		204,380
Finance – Consumer Loans – 0.2%
13,400	SLM Corp.	179,560
Finance – Credit Card – 1.2%
8,900	American Express Co.	419,813
30,100	Discover Financial Services	722,400
		1,142,213
Finance – Investment Bankers/Brokers – 0.3%
4,800	E*TRADE Financial Corp.*	38,208
6,300	Raymond James Financial, Inc.	195,048
		233,256
Finance – Other Services – 0.1%
200	CME Group, Inc.	48,734
2,100	NASDAQ Stock Market, Inc.*	51,471
1,400	NYSE Euronext	36,540
		136,745
Financial Guarantee Insurance – 0%
3,000	Assured Guaranty, Ltd.	39,420
Food – Confectionary – 0.7%
3,200	Hershey Co.	197,696
6,100	J.M. Smucker Co.	476,837
		674,533
Food – Dairy Products – 0.1%
4,000	Dean Foods Co.*	44,800
Food – Meat Products – 0.4%
4,000	Hormel Foods Corp.	117,160
8,200	Smithfield Foods, Inc.*	199,096
5,100	Tyson Foods, Inc. – Class A	105,264
		421,520
Food – Miscellaneous/Diversified – 3.2%
700	Campbell Soup Co.	23,268
7,000	ConAgra Foods, Inc.	184,800
15,000	General Mills, Inc.	606,150
9,700	H.J. Heinz Co.	524,188
2,100	Kellogg Co.	106,197
16,352	Kraft Foods, Inc. – Class A	610,911
5,500	McCormick & Co., Inc.	277,310
5,100	Ralcorp Holdings, Inc.*	436,050
13,400	Sara Lee Corp.	253,528
		3,022,402
Food – Retail – 0.3%
9,800	Kroger Co.	237,356
10,600	Supervalu, Inc.	86,072
		323,428
Funeral Services and Related Items – 0.2%
20,900	Service Corp. International	222,585
Gambling – Non-Hotel – 0.1%
7,200	International Game Technology	123,840
Gas – Transportation – 2.2%
3,400	AGL Resources, Inc.	143,684
3,700	Atmos Energy Corp.	123,395
27,400	CenterPoint Energy, Inc.	550,466
25,200	NiSource, Inc.	600,012
6,500	Questar Corp.	129,090
1,400	Sempra Energy	77,000
7,400	Southern Union Co.	311,614
1,500	UGI Corp.	44,100
3,400	Vectren Corp.	102,782
		2,082,143
Gold Mining – 0.4%
6,200	Newmont Mining Corp.	372,062
Home Decoration Products – 0%
2,200	Newell Rubbermaid, Inc.	35,530
Hotels and Motels – 0.2%
800	Hyatt Hotels Corp.*	30,112
4,900	Wyndham Worldwide Corp.	185,367
		215,479
Independent Power Producer – 0.5%
18,400	Calpine Corp.*	300,472
10,100	NRG Energy, Inc.*	183,012
		483,484
Instruments – Scientific – 0.2%
4,300	Thermo Fisher Scientific, Inc.*	193,371
Insurance Brokers – 1.0%
13,100	AON Corp.	613,080
3,300	Arthur J. Gallagher & Co.	110,352
6,600	Marsh & McLennan Cos., Inc.	208,692
		932,124

See Notes to Schedules of Investments and Financial Statements.

54 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Investment Companies – 0.1%
6,100	American Capital Strategies, Ltd.*	$41,053
4,900	Ares Capital Corp.	75,705
		116,758
Investment Management and Advisory Services – 0.6%
400	Affiliated Managers Group, Inc.*	38,380
6,900	Ameriprise Financial, Inc.	342,516
500	BlackRock, Inc.	89,120
1,300	INVESCO, Ltd.	26,117
1,300	Legg Mason, Inc.	31,265
		527,398
Life and Health Insurance – 0.9%
3,900	Aflac, Inc.	168,714
900	Lincoln National Corp.	17,478
1,700	Principal Financial Group, Inc.	41,820
3,300	Prudential Financial, Inc.	165,396
6,900	Torchmark Corp.	299,391
8,100	Unum Group	170,667
		863,466
Linen Supply & Related Items – 0.3%
7,000	Cintas Corp.	243,670
Machine Tools and Related Products – 0.2%
2,900	Kennametal, Inc.	105,908
1,300	Lincoln Electric Holdings, Inc.	50,856
		156,764
Machinery – Farm – 0.1%
2,800	AGCO Corp.*	120,316
Machinery – General Industrial – 0%
600	IDEX Corp.	22,266
Machinery – Pumps – 0%
1,100	Xylem, Inc.	28,259
Medical – Biomedical and Genetic – 0.5%
5,800	Amgen, Inc.	372,418
900	Bio-Rad Laboratories, Inc.*	86,436
		458,854
Medical – Drugs – 3.7%
4,100	Abbott Laboratories	230,543
15,800	Bristol-Myers Squibb Co.	556,792
9,200	Eli Lilly & Co.	382,352
6,100	Forest Laboratories, Inc.*	184,586
9,600	Johnson & Johnson	629,568
7,075	Merck & Co., Inc.	266,728
56,371	Pfizer, Inc.	1,219,868
		3,470,437
Medical – Generic Drugs – 0.1%
1,300	Mylan, Inc.*	27,898
900	Watson Pharmaceuticals, Inc.*	54,306
		82,204
Medical – HMO – 3.3%
13,600	Aetna, Inc.	573,784
12,500	Cigna Corp.	525,000
10,800	Coventry Health Care, Inc.*	327,996
1,400	Health Net, Inc.*	42,588
10,400	Humana, Inc.	911,144
10,600	UnitedHealth Group, Inc.	537,208
2,900	WellPoint, Inc.	192,125
		3,109,845
Medical – Hospitals – 0.1%
1,100	HCA Holdings, Inc.*	24,233
2,900	LifePoint Hospitals, Inc.*	107,735
		131,968
Medical – Wholesale Drug Distributors – 0.5%
11,400	Cardinal Health, Inc.	462,954
Medical Information Systems – 0%
1,700	Allscripts Healthcare Solutions, Inc.*	32,198
Medical Instruments – 0.1%
12,500	Boston Scientific Corp.*	66,750
1,500	Medtronic, Inc.	57,375
		124,125
Medical Labs and Testing Services – 0%
200	Quest Diagnostics, Inc.	11,612
Medical Products – 1.4%
5,000	Baxter International, Inc.	247,400
2,500	Carefusion Corp.*	63,525
3,800	Cooper Cos., Inc.	267,976
5,000	Covidien PLC (U.S. Shares)	225,050
1,400	Henry Schein, Inc.*	90,202
900	Teleflex, Inc.	55,161
6,300	Zimmer Holdings, Inc.	336,546
		1,285,860
Metal – Aluminum – 0.1%
14,400	Alcoa, Inc.	124,560
Metal Processors and Fabricators – 0%
600	Timken Co.	23,226
Miscellaneous Manufacturing – 0.1%
1,900	Aptargroup, Inc.	99,123
Multi-Line Insurance – 1.9%
6,500	ACE, Ltd. (U.S. Shares)	455,780
5,400	Allstate Corp.	148,014
3,800	American Financial Group, Inc.	140,182
1,300	American International Group, Inc.*	30,160
4,000	Assurant, Inc.	164,240
6,600	Cincinnati Financial Corp.	201,036
9,700	Loews Corp.	365,205
2,100	MetLife, Inc.	65,478
2,500	Unitrin, Inc.	73,025
7,200	XL Capital, Ltd.	142,344
		1,785,464
Multimedia – 2.1%
4,900	McGraw-Hill Cos., Inc.	220,353
17,600	News Corp. – Class A	313,984
20,900	Time Warner, Inc.	755,326
17,600	Walt Disney Co.	660,000
		1,949,663
Networking Products – 0.8%
41,700	Cisco Systems, Inc.	753,936
Non-Ferrous Metals – 0%
1,500	Titanium Metals Corp.	22,470

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 55

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Non-Hazardous Waste Disposal – 0.2%
3,000	Republic Services, Inc.	$82,650
1,100	Waste Connections, Inc.	36,454
3,100	Waste Management, Inc.	101,401
		220,505
Office Automation and Equipment – 0%
500	Pitney Bowes, Inc.	9,270
Oil – Field Services – 0.9%
1,900	Atwood Oceanics, Inc.*	75,601
15,100	Baker Hughes, Inc.	734,464
600	Oil States International, Inc.*	45,822
200	SEACOR Holdings, Inc.	17,792
		873,679
Oil and Gas Drilling – 0.3%
400	Diamond Offshore Drilling, Inc.	22,104
800	Nabors Industries, Ltd.*	13,872
4,000	Patterson-UTI Energy, Inc.	79,920
1,700	Rowan Cos., Inc.*	51,561
1,400	Unit Corp.*	64,960
		232,417
Oil Companies – Exploration and Production – 2.8%
3,000	Anadarko Petroleum Corp.	228,990
1,524	Apache Corp.	138,044
21,000	Chesapeake Energy Corp.	468,090
1,800	Devon Energy Corp.	111,600
3,500	Energen Corp.	175,000
4,000	EQT Corp.	219,160
700	Noble Energy, Inc.	66,073
9,200	Occidental Petroleum Corp.	862,040
1,600	Pioneer Natural Resources Co.	143,168
2,200	Plains Exploration & Production Co.*	80,784
1,700	QEP Resources, Inc.	49,810
1,500	SM Energy Co.	109,650
		2,652,409
Oil Companies – Integrated – 6.9%
19,900	Chevron Corp.	2,117,360
11,093	ConocoPhillips	808,347
27,429	Exxon Mobil Corp.	2,324,882
500	Hess Corp.	28,400
19,700	Marathon Oil Corp.	576,619
19,850	Marathon Petroleum Corp.	660,806
		6,516,414
Oil Field Machinery and Equipment – 0.7%
2,500	Cameron International Corp.*	122,975
7,500	National Oilwell Varco, Inc.	509,925
		632,900
Oil Refining and Marketing – 0.5%
2,400	Sunoco, Inc.	98,448
11,200	Tesoro Corp.*	261,632
4,300	Valero Energy Corp.	90,515
		450,595
Paper and Related Products – 0.1%
300	Domtar Corp. (U.S. Shares)	23,988
500	International Paper Co.	14,800
2,100	MeadWestvaco Corp.	62,895
		101,683
Pharmacy Services – 0.3%
7,400	Omnicare, Inc.	254,930
Pipelines – 2.3%
6,000	El Paso Corp.	159,420
1,200	Kinder Morgan, Inc.	38,604
10,100	Oneok, Inc.	875,569
12,500	Spectra Energy Corp.	384,375
23,300	Williams Cos., Inc.	769,366
		2,227,334
Power Converters and Power Supply Equipment – 0.1%
1,100	Hubbell, Inc. – Class A	73,546
Printing – Commercial – 0%
2,500	R.R. Donnelley & Sons Co.	36,075
Private Corrections – 0%
1,600	Corrections Corp. of America*	32,592
Professional Sports – 0.1%
1,500	Madison Square Garden, Inc.*	42,960
Property and Casualty Insurance – 2.3%
302	Alleghany Corp.*	86,157
11,400	Arch Capital Group, Ltd.*	424,422
6,200	Chubb Corp.	429,164
8,000	Fidelity National Financial, Inc. – Class A	127,440
1,400	Hanover Insurance Group, Inc.	48,930
2,000	HCC Insurance Holdings, Inc.	55,000
300	Markel Corp.*	124,401
8,800	Progressive Corp.	171,688
3,100	Travelers Cos., Inc.	183,427
7,100	W. R. Berkley Corp.	244,169
700	White Mountains Insurance Group, Ltd.	317,422
		2,212,220
Publishing – Newspapers – 0.1%
2,800	Gannett Co., Inc.	37,436
200	Washington Post Co. – Class B	75,362
		112,798
Publishing – Periodicals – 0%
800	Nielsen Holdings N.V.*	23,752
Racetracks – 0.2%
4,500	Penn National Gaming, Inc.*	171,315
Real Estate Operating/Development – 0%
3,300	Forest City Enterprises, Inc. – Class A*	39,006
Reinsurance – 2.3%
800	Allied World Assurance Co. Holdings, Ltd.	50,344
1,300	Aspen Insurance Holdings, Ltd.	34,450
1,300	Axis Capital Holdings, Ltd.	41,548
18,600	Berkshire Hathaway, Inc. – Class B*	1,419,180
600	Everest Re Group, Ltd.	50,454
5,500	Reinsurance Group of America, Inc.	287,375
1,400	RenaissanceRe Holdings, Ltd.	104,118
2,600	Transatlantic Holdings, Inc.	142,298
1,500	Validus Holdings, Ltd.	47,250
		2,177,017
REIT – Apartments – 1.7%
1,700	Apartment Investment & Management Co. – Class A	38,947
2,500	Avalonbay Communities, Inc.	326,500
4,300	BRE Properties, Inc. – Class A	217,064
4,000	Camden Property Trust	248,960

See Notes to Schedules of Investments and Financial Statements.

56 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

REIT – Apartments – (continued)

6,400	Equity Residential	$364,992
1,000	Essex Property Trust, Inc.	140,510
10,600	UDR, Inc.	266,060
		1,603,033
REIT – Diversified – 0.4%
10,900	Duke Realty Corp.	131,345
700	Liberty Property Trust	21,616
1,300	Plum Creek Timber Co., Inc.	47,528
200	Vornado Realty Trust	15,372
10,040	Weyerhaeuser Co.	187,447
		403,308
REIT – Health Care – 0.6%
4,700	HCP, Inc.	194,721
1,700	Heath Care REIT, Inc.	92,701
2,400	Senior Housing Property Trust	53,856
4,562	Ventas, Inc.	251,503
		592,781
REIT – Hotels – 0.2%
6,400	Hospitality Properties Trust	147,072
REIT – Mortgage – 0.5%
4,500	American Capital Agency Corp.	126,360
24,300	Annaly Mortgage Management, Inc.	387,828
		514,188
REIT – Office Property – 0.4%
200	Alexandria Real Estate Equities, Inc.	13,794
2,000	Boston Properties, Inc.	199,200
5,200	Douglas Emmett, Inc.	94,848
3,100	Piedmont Office Realty Trust, Inc.	52,824
800	SL Green Realty Corp.	53,312
		413,978
REIT – Regional Malls – 0.7%
3,100	General Growth Properties, Inc.	46,562
1,300	Macerich Co.	65,780
2,723	Simon Property Group, Inc.	351,104
3,400	Taubman Centers, Inc.	211,140
		674,586
REIT – Shopping Centers – 0.1%
2,600	Developers Diversified Realty Corp.	31,642
800	Federal Realty Investment Trust	72,600
400	Regency Centers Corp.	15,048
		119,290
REIT – Storage – 0.1%
600	Public Storage	80,676
REIT – Warehouse and Industrial – 0.1%
4,630	Prologis, Inc.	132,372
Rental Auto/Equipment – 0.1%
1,800	Aaron Rents, Inc.	48,024
Retail – Apparel and Shoe – 0.6%
1,200	Abercrombie & Fitch Co. – Class A	58,608
1,800	American Eagle Outfitters, Inc.	27,522
6,100	Chico’s FAS, Inc.	67,954
7,100	Foot Locker, Inc.	169,264
5,400	Gap, Inc.	100,170
2,400	PVH Corp.	169,176
		592,694
Retail – Automobile – 0.2%
2,800	AutoNation, Inc.*	103,236
1,800	Carmax, Inc.*	54,864
		158,100
Retail – Building Products – 0.3%
6,100	Home Depot, Inc.	256,444
Retail – Computer Equipment – 0.2%
6,800	GameStop Corp. – Class A*	164,084
Retail – Consumer Electronics – 0%
1,000	Best Buy Co., Inc.	23,370
Retail – Discount – 1.1%
3,400	Big Lots, Inc.*	128,384
6,400	Target Corp.	327,808
10,100	Wal-Mart Stores, Inc.	603,576
		1,059,768
Retail – Drug Store – 0.3%
5,500	CVS Caremark Corp.	224,290
1,100	Walgreen Co.	36,366
		260,656
Retail – Jewelry – 0.1%
2,900	Signet Jewelers, Ltd.	127,484
Retail – Mail Order – 0%
900	Williams-Sonoma, Inc.	34,650
Retail – Major Department Stores – 0.2%
4,300	JC Penney Co., Inc.	151,145
2,300	Sears Holdings Corp.*	73,094
		224,239
Retail – Office Supplies – 0.1%
3,400	Staples, Inc.	47,226
Retail – Regional Department Stores – 0.7%
2,200	Dillard’s, Inc. – Class A	98,736
200	Kohl’s Corp.	9,870
16,000	Macy’s, Inc.	514,880
		623,486
Retail – Restaurants – 0.1%
16,100	Wendy’s Co.	86,296
Savings/Loan/Thrifts – 0.4%
3,100	Capitol Federal Financial	35,774
4,200	Hudson City Bancorp., Inc.	26,250
10,300	New York Community Bancorp., Inc.	127,411
6,400	People’s United Financial, Inc.	82,240
6,100	Washington Federal, Inc.	85,339
		357,014
Schools – 0%
600	Devry, Inc.	23,076
Semiconductor Components/Integrated Circuits – 0%
2,700	Marvell Technology Group, Ltd.*	37,395
Semiconductor Equipment – 0.4%
7,500	Applied Materials, Inc.	80,325
2,400	KLA-Tencor Corp.	115,800
1,300	Novellus Systems, Inc.*	53,677
7,900	Teradyne, Inc.*	107,677
		357,479

See Notes to Schedules of Investments and Financial Statements.

Janus Mathematical Funds | 57

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares		Value

Soap and Cleaning Preparations – 0.1%
2,300	Church & Dwight Co., Inc.	$105,248
Steel – Producers – 0%
700	Nucor Corp.	27,699
Super-Regional Banks – 1.9%
9,400	Capital One Financial Corp.	397,526
1,800	Comerica, Inc.	46,440
13,700	Fifth Third Bancorp.	174,264
11,500	Huntington Bancshares, Inc.	63,135
7,800	Keycorp	59,982
2,383	PNC Financial Services Group, Inc.	137,428
2,300	SunTrust Banks, Inc.	40,710
13,000	U.S. Bancorp.	351,650
17,861	Wells Fargo & Co.	492,249
		1,763,384
Telecommunication Equipment – 0%
9,500	Tellabs, Inc.	38,380
Telecommunication Services – 0.1%
2,400	Amdocs, Ltd. (U.S. Shares)*	68,472
Telephone – Integrated – 3.0%
50,110	AT&T, Inc.	1,515,327
17,662	CenturyLink, Inc.	657,026
13,944	Verizon Communications, Inc.	559,433
7,000	Windstream Corp.	82,180
		2,813,966
Television – 1.1%
38,600	CBS Corp. – Class B	1,047,604
Tobacco – 2.9%
20,100	Altria Group, Inc.	595,965
7,200	Lorillard, Inc.	820,800
9,200	Philip Morris International, Inc.	722,016
15,100	Reynolds American, Inc.	625,442
		2,764,223
Tools – Hand Held – 0.4%
1,000	Snap-On, Inc.	50,620
4,255	Stanley Works	287,638
		338,258
Toys – 0.1%
4,500	Mattel, Inc.	124,920
Transportation – Equipment & Leasing – 0.1%
2,200	GATX Corp.	96,052
Transportation – Marine – 0.2%
1,600	Alexander & Baldwin, Inc.	65,312
2,100	Kirby Corp.*	138,264
		203,576
Transportation – Railroad – 0.6%
2,600	Kansas City Southern*	176,826
2,800	Norfolk Southern Corp.	204,008
1,400	Union Pacific Corp.	148,316
		529,150
Transportation – Services – 0.1%
2,000	Ryder System, Inc.	106,280
Transportation – Truck – 0%
1,100	Con-way, Inc.	32,076
Veterinary Diagnostics – 0.1%
2,300	VCA Antech, Inc.*	45,425
Vitamins and Nutrition Products – 0.5%
7,500	Mead Johnson Nutrition Co. – Class A	515,475
Water – 0.6%
14,700	American Water Works Co., Inc.	468,342
4,100	Aqua America, Inc.	90,405
		558,747
Web Portals/Internet Service Providers – 0%
1,800	AOL, Inc.*	27,180
Wireless Equipment – 1.0%
7,500	Motorola Mobility Holdings, Inc.*	291,000
13,985	Motorola, Inc.	647,366
		938,366
X-Ray Equipment – 0.2%
11,200	Hologic, Inc.*	196,112

Total Common Stock (cost $84,389,833)		94,475,226

Money Market – 0.5%
443,161	Janus Cash Liquidity Fund LLC, 0% (cost $443,161)	443,161

Total Investments (total cost $84,832,994) – 99.9%		94,918,387

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		141,073

Net Assets – 100%		$95,059,460

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,351,572	1.4%
Guernsey	68,472	0.1%
Ireland	367,394	0.4%
Netherlands	209,287	0.2%
Panama	97,218	0.1%
Switzerland	937,980	1.0%
United States††	91,886,464	96.8%

Total	$94,918,387	100.0%

††	Includes Cash Equivalents (96.3% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

58 | DECEMBER 31, 2011

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Janus Mathematical Funds | 59

Statements of Assets and Liabilities

As of December 31, 2011 (unaudited)
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund(1)	INTECH U.S. Core Fund(2)	INTECH U.S. Growth Fund(3)	INTECH U.S. Value Fund(4)

Assets:
Investments at cost	$5,215	$38,877	$269,818	$262,455	$84,833
Unaffiliated investments at value	$5,161	$34,509	$309,300	$311,487	$94,475
Affiliated investments at value	209	2,357	1,546	–	443
Cash	29	–	91	–	–
Cash denominated in foreign currency(5)	12	178	–	–	–
Receivables:
Investments sold	–	–	3,872	1,581	–
Fund shares sold	3	44	319	131	97
Dividends	5	42	428	385	184
Foreign dividend tax reclaim	–	6	–	–	–
Due from adviser	16	–	–	–	–
Non-interested Trustees’ deferred compensation	–	1	9	9	3
Other assets	81	1	4	3	2
Total Assets	5,516	37,138	315,569	313,596	95,204
Liabilities:
Payables:
Due to custodian	–	170	–	74	17
Investments purchased	21	2,200	–	–	–
Fund shares repurchased	–	42	4,239	151	38
Dividends	–	–	2	1	–
Advisory fees	1	13	153	133	40
Fund administration fees	–	–	3	3	1
Administrative services fees	–	–	33	3	–
Distribution fees and shareholder servicing fees	1	1	9	8	1
Administrative, networking and omnibus fees	–	–	7	85	1
Non-interested Trustees’ fees and expenses	–	–	3	6	1
Non-interested Trustees’ deferred compensation fees	–	1	9	9	3
Accrued expenses and other payables	3	56	216	115	43
Total Liabilities	26	2,483	4,674	588	145
Net Assets	$5,490	$34,655	$310,895	$313,008	$95,059

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

As of December 31, 2011 (unaudited)
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund(1)	INTECH U.S. Core Fund(2)	INTECH U.S. Growth Fund(3)	INTECH U.S. Value Fund(4)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,338	$40,683	$330,165	$520,334	$98,396
Undistributed net investment income/(loss)*	(3)	(34)	11	16	317
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	–	(3,982)	(60,308)	(256,373)	(13,739)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	155	(2,012)	41,027	49,031	10,085
Total Net Assets	$5,490	$34,655	$310,895	$313,008	$95,059
Net Assets - Class A Shares	$859	$433	$14,032	$8,723	$5,103
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	66	1,027	666	539
Net Asset Value Per Share(6)	$10.30	$6.60	$13.66	$13.10	$9.47
Maximum Offering Price Per Share(7)	$10.93	$7.00	$14.49	$13.90	$10.05
Net Assets - Class C Shares	$859	$448	$6,249	$3,120	$177
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	68	457	246	19
Net Asset Value Per Share(6)	$10.30	$6.58	$13.68	$12.68	$9.49
Net Assets - Class D Shares	$994	N/A	$165,908	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	96	N/A	12,138	N/A	N/A
Net Asset Value Per Share	$10.30	N/A	$13.67	N/A	N/A
Net Assets - Class I Shares	$859	$33,321	$47,491	$286,135	$89,524
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	5,066	3,474	22,014	9,419
Net Asset Value Per Share	$10.30	$6.58	$13.67	$13.00	$9.51
Net Assets - Class S Shares	$859	$416	$4,608	$14,950	$207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	63	337	1,144	22
Net Asset Value Per Share	$10.30	$6.60	$13.67	$13.06	$9.49
Net Assets - Class T Shares	$1,060	$37	$72,607	$80	$48
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103	6	5,311	6	5
Net Asset Value Per Share	$10.30	$6.58	$13.67	$12.99	$9.50

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Includes cost of $11,652 and $178,161 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the six-month period ended December 31, 2011 (unaudited)
(all numbers in thousands)	INTECH Global Dividend Fund(1)	INTECH International Fund(2)	INTECH U.S. Core Fund(3)	INTECH U.S. Growth Fund(4)	INTECH U.S. Value Fund(5)

Investment Income:
Interest	$–	$–	$–	$–	$–
Dividends	5	279	3,014	2,578	1,188
Dividends from affiliates	–	1	1	1	–
Foreign tax withheld	–	(18)	–	(1)	(7)
Total Investment Income	5	262	3,015	2,578	1,181
Expenses:
Advisory fees	1	74	849	792	230
Shareholder reports expense	–	–	111	26	7
Transfer agent fees and expenses	–	1	49	15	2
Registration fees	13	38	57	41	39
Custodian fees	–	23	1	7	1
Professional fees	3	17	18	17	18
Non-interested Trustees’ fees and expenses	–	–	4	4	1
Fund administration fees	–	1	15	16	5
Administrative services fees - Class D Shares	–	N/A	97	N/A	N/A
Administrative services fees - Class S Shares	–	1	6	18	–
Administrative services fees - Class T Shares	–	–	88	–	–
Distribution fees and shareholder servicing fees - Class A Shares	–	1	17	11	6
Distribution fees and shareholder servicing fees - Class C Shares	1	3	31	16	1
Distribution fees and shareholder servicing fees - Class S Shares	–	1	6	18	–
Administrative, networking and omnibus fees - Class A Shares	–	–	3	2	1
Administrative, networking and omnibus fees - Class C Shares	–	–	4	3	–
Administrative, networking and omnibus fees - Class I Shares	–	–	13	90	5
Other expenses	–	6	11	16	8
Non-recurring costs (Note 4)	N/A	N/A	–	–	N/A
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	N/A	–	–	N/A
Total Expenses	18	166	1,380	1,092	324
Expense and Fee Offset	–	–	(1)	–	–
Net Expenses	18	166	1,379	1,092	324
Less: Excess Expense Reimbursement	(16)	(26)	–	–	–
Net Expenses after Expense Reimbursement	2	140	1,379	1,092	324
Net Investment Income	3	122	1,636	1,486	857
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	–	(1,442)	4,502	(6,465)	(2,677)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	155	(2,592)	(18,088)	(15,831)	(2,201)
Net Gain/(Loss) on Investments	155	(4,034)	(13,586)	(22,296)	(4,878)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$158	$(3,912)	$(11,950)	$(20,810)	$(4,021)

(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	INTECH Global			INTECH U.S.
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Dividend Fund	INTECH International Fund(1)		Core Fund(2)		INTECH U.S. Growth Fund(3)		INTECH U.S. Value Fund(4)
(all numbers in thousands)	2011(5)	2011	2011	2011	2011	2011	2011	2011	2011

Operations:
Net investment income	$3	$122	$146	$1,636	$2,791	$1,486	$2,880	$857	$1,449
Net realized gain/(loss) from investment and foreign currency transactions	–	(1,442)	1,246	4,502	26,958	(6,465)	52,703	(2,677)	8,896
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	155	(2,592)	733	(18,088)	56,828	(15,831)	51,885	(2,201)	11,100
Net Increase/(Decrease) in Net Assets Resulting from Operations	158	(3,912)	2,125	(11,950)	86,577	(20,810)	107,468	(4,021)	21,445
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(1)	(4)	(30)	(130)	(98)	(61)	(80)	(75)	(52)
Class C Shares	(1)	(5)	(30)	–	(6)	–	–	–	(3)
Class D Shares	(1)	N/A	N/A	(1,628)	(1,637)	N/A	N/A	N/A	N/A
Class I Shares	(1)	(300)	(21)	(566)	(597)	(2,545)	(3,799)	(1,531)	(1,105)
Class S Shares	(1)	(4)	(30)	(29)	(31)	(72)	(98)	(2)	(2)
Class T Shares	(1)	–	–	(646)	(636)	(1)	(1)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–
Class D Shares	–	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class I Shares	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(6)	(313)	(111)	(2,999)	(3,005)	(2,679)	(3,978)	(1,608)	(1,162)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	INTECH Global			INTECH U.S.
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Dividend Fund	INTECH International Fund(1)		Core Fund(2)		INTECH U.S. Growth Fund(3)		INTECH U.S. Value Fund(4)
(all numbers in thousands)	2011(5)	2011	2011	2011	2011	2011	2011	2011	2011

Capital Share Transactions:
Shares Sold
Class A Shares	833	–	–	1,796	3,916	1,081	1,983	663	1,061
Class C Shares	833	488	71	350	479	281	131	63	136
Class D Shares	971	N/A	N/A	11,864	18,484	N/A	N/A	N/A	N/A
Class I Shares	833	18,052	19,493	2,816	9,273	12,293	35,392	3,407	16,363
Class S Shares	833	8	1	788	868	4,793	2,020	–	–
Class T Shares	1,034	1	29	9,847	14,956	40	51	32	–
Redemption Fees
Class D Shares	N/A	N/A	N/A	7	5	N/A	N/A	N/A	N/A
Class I Shares	N/A	24	–	4	1	7	10	–	–
Class S Shares	N/A	–	–	–	–	1	1	–	–
Class T Shares	N/A	–	–	7	5	–	–	–	–
Reinvested Dividends and Distributions
Class A Shares	1	4	30	116	91	55	77	74	52
Class C Shares	1	5	30	–	2	–	–	–	2
Class D Shares	1	N/A	N/A	1,610	1,620	N/A	N/A	N/A	N/A
Class I Shares	1	300	21	395	434	2,069	2,862	1,494	1,070
Class S Shares	1	4	29	29	31	72	97	2	2
Class T Shares	1	–	–	637	622	1	–	–	–
Shares Repurchased
Class A Shares	–	–	(1,693)	(1,766)	(4,178)	(1,005)	(7,675)	(383)	(904)
Class C Shares	–	(422)	(1,670)	(574)	(2,079)	(590)	(1,535)	(88)	(343)
Class D Shares	(5)	N/A	N/A	(12,737)	(25,970)	N/A	N/A	N/A	N/A
Class I Shares	–	(1,929)	(502)	(8,767)	(19,601)	(29,928)	(189,101)	(3,701)	(8,920)
Class S Shares	–	–	(1,666)	(857)	(1,197)	(3,174)	(8,161)	–	(59)
Class T Shares	–	–	–	(9,003)	(18,434)	(12)	(15)	–	(26)
Net Increase/(Decrease) from Capital Share Transactions	5,338	16,535	14,173	(3,438)	(20,672)	(14,016)	(163,863)	1,563	8,434
Net Increase/(Decrease) in Net Assets	5,490	12,310	16,187	(18,387)	62,900	(37,505)	(60,373)	(4,066)	28,717
Net Assets:
Beginning of period	–	22,345	6,158	329,282	266,382	350,513	410,886	99,125	70,408
End of period	$5,490	$34,655	$22,345	$310,895	$329,282	$313,008	$350,513	$95,059	$99,125

Undistributed Net Investment Income/(Loss)*	$(3)	$(34)	$158	$11	$1,375	$16	$1,209	$317	$1,068

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Period from December 15, 2011 (inception date) through December 31, 2011.

See Notes to Financial Statements.

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69

Financial Highlights

Class A Shares

INTECH Global
Dividend Fund
For a share outstanding during the period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.01
Net gain/(loss) on investments (both realized and unrealized)	.30
Total from Investment Operations	.31
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$10.30
Total Return**	3.11%
Net Assets, End of Period (in thousands)	$859
Average Net Assets for the Period (in thousands)	$845
Ratio of Gross Expenses to Average Net Assets***(2)	1.03%
Ratio of Net Expenses to Average Net Assets***(2)	1.03%
Ratio of Net Investment Income to Average Net Assets***	1.24%
Portfolio Turnover Rate***	0%

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH International Fund(3)
each fiscal year or period ended July 31	2011	2011	2010(4)	2009	2008	2007(5)

Net Asset Value, Beginning of Period	$8.10	$6.16	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income	.02	.66	.13	.16	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(1.45)	1.39	(.47)	(2.31)	(1.01)	(.15)
Total from Investment Operations	(1.43)	2.05	(.34)	(2.15)	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.07)	(.11)	(.06)	(.26)	(.15)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.07)	(.11)	(.06)	(.26)	(.15)	–
Net Asset Value, End of Period	$6.60	$8.10	$6.16	$6.56	$8.97	$9.93
Total Return**	(17.70)%	33.42%	(5.32)%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$433	$526	$1,684	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$454	$1,910	$1,900	$1,632	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(2)	1.26%	1.07%(6)	0.74%(6)	0.64%(6)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	1.26%	1.07%(6)	0.73%(6)	0.64%(6)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.85%	2.05%	1.87%	2.62%	1.92%	3.20%
Portfolio Turnover Rate***	71%	179%	130%	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Formerly named INTECH Risk-Managed International Fund.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.32% and 1.25%, respectively, in 2011, 1.26% and 1.25%, respectively, in 2010 and 0.93% and 0.93%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

70 | DECEMBER 31, 2011

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	INTECH U.S. Core Fund(1)
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	.06	.10	.07	.05
Net gain/(loss) on investments (both realized and unrealized)	(.58)	3.58	.16	1.25
Total from Investment Operations	(.52)	3.68	.23	1.30
Less Distributions:
Dividends (from net investment income)*	(.13)	(.09)	(.07)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.13)	(.09)	(.07)	–
Net Asset Value, End of Period	$13.66	$14.31	$10.72	$10.56
Total Return**	(3.65)%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$14,032	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$13,568	$13,331	$12,844	$14,686
Ratio of Gross Expenses to Average Net Assets***(4)	1.00%	0.98%	1.06%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.00%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.96%	0.82%	0.85%	1.20%
Portfolio Turnover Rate***	56%	93%	120%	111%

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH U.S. Growth Fund(5)
each fiscal year or period ended July 31	2011	2011	2010(6)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.07	$10.52	$9.80	$12.88	$14.45	$12.81	$13.32
Income from Investment Operations:
Net investment income	.04	.23	.14	.14	.09	.06	.06
Net gain/(loss) on investments (both realized and unrealized)	(.92)	3.44	.64	(3.11)	(.94)	1.62	.08
Total from Investment Operations	(.88)	3.67	.78	(2.97)	(.85)	1.68	.14
Less Distributions:
Dividends (from net investment income)*	(.09)	(.12)	(.06)	(.11)	(.08)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	(.64)	–	(.63)
Total Distributions	(.09)	(.12)	(.06)	(.11)	(.72)	(.04)	(.65)
Net Asset Value, End of Period	$13.10	$14.07	$10.52	$9.80	$12.88	$14.45	$12.81
Total Return**	(6.26)%	35.03%	7.97%	(22.92)%	(6.54)%	13.10%	0.84%
Net Assets, End of Period (in thousands)	$8,723	$9,208	$11,914	$18,215	$34,231	$50,000	$30,875
Average Net Assets for the Period (in thousands)	$8,527	$9,550	$17,116	$20,041	$47,093	$39,807	$22,793
Ratio of Gross Expenses to Average Net Assets***(4)	0.88%	0.86%	0.90%	0.82%	0.78%	0.81%	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.86%	0.90%	0.82%	0.78%	0.81%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.76%	0.62%	0.71%	1.01%	0.57%	0.54%	0.61%
Portfolio Turnover Rate***	71%	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly named INTECH Risk-Managed Growth Fund.
(6)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 71

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended June 30,	INTECH U.S. Value Fund(1)
2010 and each fiscal year or period ended July 31	2011	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.03	$7.85	$7.36	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income	.07	.13	.10	.15	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(.49)	2.16	.43	(2.35)	(1.58)	1.05	.55
Total from Investment Operations	(.42)	2.29	.53	(2.20)	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.14)	(.11)	(.04)	(.32)	(.13)	(.15)	–
Distributions (from capital gains)*	–	–	–	–	(.23)	(.02)	–
Total Distributions	(.14)	(.11)	(.04)	(.32)	(.36)	(.17)	–
Net Asset Value, End of Period	$9.47	$10.03	$7.85	$7.36	$9.88	$11.68	$10.64
Total Return**	(4.18)%	29.23%	7.21%	(22.01)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$5,103	$4,980	$3,694	$3,440	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$4,793	$4,598	$3,815	$1,762	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(4)	0.95%	0.95%	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.95%	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.63%	1.38%	1.26%	2.28%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	71%	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through July 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

72 | DECEMBER 31, 2011

Class C Shares

INTECH Global
Dividend Fund
For a share outstanding during the period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.01
Net gain/(loss) on investments (both realized and unrealized)	.30
Total from Investment Operations	.31
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$10.30
Total Return**	3.11%
Net Assets, End of Period (in thousands)	$859
Average Net Assets for the Period (in thousands)	$845
Ratio of Gross Expenses to Average Net Assets***(2)	1.20%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.20%(3)
Ratio of Net Investment Income to Average Net Assets***	1.06%
Portfolio Turnover Rate***	0%

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH International Fund(4)
each fiscal year or period ended July 31	2011	2011	2010(5)	2009	2008	2007(6)

Net Asset Value, Beginning of Period	$8.11	$6.17	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income	.01	.58	.13	.16	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	(1.47)	1.47	(.47)	(2.30)	(1.01)	(.15)
Total from Investment Operations	(1.46)	2.05	(.34)	(2.14)	(.88)	(.09)
Less Distributions:
Dividends (from net investment income)*	(.07)	(.11)	(.06)	(.22)	(.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.07)	(.11)	(.06)	(.22)	(.10)	–
Net Asset Value, End of Period	$6.58	$8.11	$6.17	$6.57	$8.93	$9.91
Total Return**	(18.05)%	33.37%	(5.31)%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$448	$563	$1,642	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$701	$1,877	$1,827	$1,552	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(2)	2.01%	1.21%(7)	0.73%(7)	0.70%(7)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	2.01%	1.21%(7)	0.73%(7)	0.69%(7)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets***	0.13%	1.92%	1.88%	2.56%	1.17%	2.45%
Portfolio Turnover Rate***	71%	179%	130%	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.97% and 1.97%, respectively, without the waiver of these fees and expenses.
(4)	Formerly named INTECH Risk-Managed International Fund.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Period from May 2, 2007 (inception date) through July 31, 2007.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.07% and 2.00%, respectively, in 2011, 2.00% and 2.00%, respectively, in 2010 and 1.68% and 1.68%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	INTECH U.S. Core Fund(1)
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	.01	–	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	(.59)	3.56	.16	1.26
Total from Investment Operations	(.58)	3.56	.19	1.28
Less Distributions:
Dividends (from net investment income)*	–	(.01)	(.02)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	(.01)	(.02)	–
Net Asset Value, End of Period	$13.68	$14.26	$10.71	$10.54
Total Return**	(4.07)%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$6,249	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$6,255	$6,690	$7,678	$8,527
Ratio of Gross Expenses to Average Net Assets***(4)	1.84%	1.80%	1.56%	1.85%
Ratio of Net Expenses to Average Net Assets***(4)	1.84%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate***	56%	93%	120%	111%

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended June 30,	INTECH U.S. Growth Fund(5)
2010 and each fiscal year or period ended July 31	2011	2011	2010(6)	2009	2008	2007(7)	2006

Net Asset Value, Beginning of Period	$13.58	$10.15	$9.50	$12.45	$14.03	$12.51	$13.10
Income from Investment Operations:
Net investment income/(loss)	(.08)	(.22)	(.14)	(.05)	(.11)	(.01)	–
Net gain/(loss) on investments (both realized and unrealized)	(.82)	3.65	.81	(2.88)	(.83)	1.53	.04
Total from Investment Operations	(.90)	3.43	.67	(2.93)	(.94)	1.52	.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	(.64)	–	(.63)
Redemption fees	–	–	–(8)	–	–	–	–
Total Distributions and Other	–	–	(.02)	(.02)	(.64)	–	(.63)
Net Asset Value, End of Period	$12.68	$13.58	$10.15	$9.50	$12.45	$14.03	$12.51
Total Return**	(6.63)%	33.79%	7.05%	(23.53)%	(7.31)%	12.15%	0.11%
Net Assets, End of Period (in thousands)	$3,120	$3,717	$3,928	$4,921	$8,767	$15,250	$12,131
Average Net Assets for the Period (in thousands)	$3,282	$4,005	$4,571	$5,469	$12,982	$14,549	$10,135
Ratio of Gross Expenses to Average Net Assets***(4)	1.74%	1.71%	1.93%	1.62%	1.60%	1.59%	1.60%
Ratio of Net Expenses to Average Net Assets***(4)	1.74%	1.70%	1.93%	1.62%	1.60%	1.59%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.13)%	(0.25)%	(0.32)%	0.21%	(0.25)%	(0.22)%	(0.16)%
Portfolio Turnover Rate***	71%	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly named INTECH Risk-Managed Growth Fund.
(6)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(7)	Certain prior year amounts have been reclassified to conform with current year presentation.
(8)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

74 | DECEMBER 31, 2011

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended June 30,	INTECH U.S. Value Fund(1)
2010 and each fiscal year or period ended July 31	2011	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$9.94	$7.81	$7.35	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income	.07	.14	.03	.12	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	(.52)	2.05	.45	(2.34)	(1.75)	1.05	.56
Total from Investment Operations	(.45)	2.19	.48	(2.22)	(1.52)	1.12	.60
Less Distributions:
Dividends (from net investment income)*	–	(.06)	(.02)	(.21)	(.08)	(.09)	–
Distributions (from capital gains)*	–	–	–	–	(.23)	(.02)	–
Total Distributions	–	(.06)	(.02)	(.21)	(.31)	(.11)	–
Net Asset Value, End of Period	$9.49	$9.94	$7.81	$7.35	$9.78	$11.61	$10.60
Total Return**	(4.53)%	28.03%	6.51%	(22.52)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$177	$217	$330	$281	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$178	$432	$324	$266	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(4)	1.75%	1.74%	1.76%	1.47%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.74%	1.76%	1.47%	1.60%	1.60%	1.60%
Ratio of Net Investment Income to Average Net Assets***	0.78%	0.58%	0.51%	1.94%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	71%	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through July 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights  (continued)

Class D Shares

INTECH Global
Dividend Fund
For a share outstanding during the period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.01
Net gain/(loss) on investments (both realized and unrealized)	.30
Total from Investment Operations	.31
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$10.30
Total Return**	3.11%
Net Assets, End of Period (in thousands)	$994
Average Net Assets for the Period (in thousands)	$881
Ratio of Gross Expenses to Average Net Assets***(2)	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.29%
Portfolio Turnover Rate***	0%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	INTECH U.S. Core Fund(3)
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(4)

Net Asset Value, Beginning of Period	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	.08	.13	.05
Net gain/(loss) on investments (both realized and unrealized)	(.59)	3.59	(.26)
Total from Investment Operations	(.51)	3.72	(.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.14)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(5)	–(5)	–(5)
Total Distributions and Other	(.14)	(.14)	–
Net Asset Value, End of Period	$13.67	$14.32	$10.74
Total Return**	(3.59)%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$165,908	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$160,862	$156,479	$150,392
Ratio of Gross Expenses to Average Net Assets***(2)	0.86%	0.82%	0.61%
Ratio of Net Expenses to Average Net Assets***(2)	0.86%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.10%	0.96%	1.22%
Portfolio Turnover Rate***	56%	93%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Period from February 16, 2010 (inception date) through June 30, 2010.
(5)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

76 | DECEMBER 31, 2011

Class I Shares

INTECH Global
Dividend Fund
For a share outstanding during the period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.01
Net gain/(loss) on investments (both realized and unrealized)	.30
Total from Investment Operations	.31
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$10.30
Total Return**	3.11%
Net Assets, End of Period (in thousands)	$859
Average Net Assets for the Period (in thousands)	$845
Ratio of Gross Expenses to Average Net Assets***(2)	0.97%
Ratio of Net Expenses to Average Net Assets***(2)	0.97%
Ratio of Net Investment Income to Average Net Assets***	1.30%
Portfolio Turnover Rate***	0%

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH International Fund(3)
each fiscal year or period ended July 31	2011	2011	2010(4)	2009	2008	2007(5)

Net Asset Value, Beginning of Period	$8.06	$6.14	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income	.02	.03	.13	.15	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.44)	2.00	(.48)	(2.30)	(1.01)	(.16)
Total from Investment Operations	(1.42)	2.03	(.35)	(2.15)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.11)	(.06)	(.28)	(.16)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(6)	–	–(6)	–	–	–
Total Distributions and Other	(.06)	(.11)	(.06)	(.28)	(.16)	–
Net Asset Value, End of Period	$6.58	$8.06	$6.14	$6.55	$8.98	$9.93
Total Return**	(17.56)%	33.20%	(5.48)%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$33,321	$20,713	$1,180	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$25,097	$1,393	$2,223	$1,935	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(2)	1.01%	0.86%	1.00%	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.01%	0.86%	1.00%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets***	0.93%	2.28%	1.38%	2.65%	2.18%	3.45%
Portfolio Turnover Rate***	71%	179%	130%	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Formerly named INTECH Risk-Managed International Fund.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	INTECH U.S. Core Fund(1)
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	.08	.16	.11	.05
Net gain/(loss) on investments (both realized and unrealized)	(.59)	3.57	.16	1.26
Total from Investment Operations	(.51)	3.73	.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.15)	(.09)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–
Total Distributions and Other	(.15)	(.15)	(.09)	–
Net Asset Value, End of Period	$13.67	$14.33	$10.75	$10.57
Total Return**	(3.56)%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$47,491	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$51,019	$53,512	$51,959	$49,319
Ratio of Gross Expenses to Average Net Assets***(5)	0.76%	0.72%	0.53%	0.80%
Ratio of Net Expenses to Average Net Assets***(5)	0.76%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.20%	1.07%	1.37%	1.49%
Portfolio Turnover Rate***	56%	93%	120%	111%

Class I Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal year
ended June 30, 2011, the eleven-month fiscal period
ended June 30, 2010 and each fiscal year or period	INTECH U.S. Growth Fund(6)
ended July 31	2011	2011	2010(7)	2009	2008	2007	2006(8)

Net Asset Value, Beginning of Period	$13.97	$10.45	$9.72	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income	.07	.13	.12	.12	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	(.92)	3.55	.69	(3.07)	(.93)	1.63	(.16)
Total from Investment Operations	(.85)	3.68	.81	(2.95)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.16)	(.08)	(.17)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	–	–	–	(.64)	–	(.63)
Redemption fees	–(4)	–(4)	–(4)	–(4)	–	–(4)	–
Total Distributions and Other	(.12)	(.16)	(.08)	(.17)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$13.00	$13.97	$10.45	$9.72	$12.84	$14.40	$12.76
Total Return**	(6.11)%	35.31%	8.29%	(22.76)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$286,135	$323,567	$379,401	$807,347	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$288,823	$329,686	$768,204	$857,115	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(5)	0.65%	0.63%	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(5)	0.65%	0.63%	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.98%	0.84%	1.00%	1.30%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	71%	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Formerly named INTECH Risk-Managed Growth Fund.
(7)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(8)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

78 | DECEMBER 31, 2011

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended	INTECH U.S. Value Fund(1)
June 30, 2010 and each fiscal year or period ended July 31	2011	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.07	$7.89	$7.37	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income	.09	.15	.11	.18	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(.48)	2.16	.45	(2.38)	(1.64)	1.04	.58
Total from Investment Operations	(.39)	2.31	.56	(2.20)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.13)	(.04)	(.34)	(.14)	(.18)	–
Distributions (from capital gains)*	–	–	–	–	(.23)	(.02)	–
Redemption fees	–(4)	–	–(4)	–(4)	–(4)	–	–
Total Distributions and Other	(.17)	(.13)	(.04)	(.34)	(.37)	(.20)	–
Net Asset Value, End of Period	$9.51	$10.07	$7.89	$7.37	$9.91	$11.70	$10.66
Total Return**	(3.91)%	29.38%	7.62%	(21.96)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$89,524	$93,695	$66,137	$59,647	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$86,264	$84,034	$69,502	$53,614	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(5)	0.69%	0.68%	0.75%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(5)	0.69%	0.68%	0.75%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.88%	1.64%	1.53%	2.79%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	71%	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from November 28, 2005 (inception date) through July 31, 2006.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Financial Highlights  (continued)

Class S Shares

INTECH Global
Dividend Fund
For a share outstanding during the period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.01
Net gain/(loss) on investments (both realized and unrealized)	.30
Total from Investment Operations	.31
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$10.30
Total Return**	3.11%
Net Assets, End of Period (in thousands)	$859
Average Net Assets for the Period (in thousands)	$845
Ratio of Gross Expenses to Average Net Assets***(2)	1.09%(3)
Ratio of Net Expenses to Average Net Assets***(2)	1.09%(3)
Ratio of Net Investment Income to Average Net Assets***	1.18%
Portfolio Turnover Rate***	0%

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH International Fund(4)
each fiscal year or period ended July 31	2011	2011	2010(5)	2009	2008	2007(6)

Net Asset Value, Beginning of Period	$8.12	$6.16	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income	–	.70	.13	.16	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	(1.45)	1.37	(.47)	(2.30)	(1.02)	(.15)
Total from Investment Operations	(1.45)	2.07	(.34)	(2.14)	(.84)	(.08)
Less Distributions:
Dividends (from net investment income)*	(.07)	(.11)	(.06)	(.25)	(.13)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.07)	(.11)	(.06)	(.25)	(.13)	–
Net Asset Value, End of Period	$6.60	$8.12	$6.16	$6.56	$8.95	$9.92
Total Return**	(17.90)%	33.75%	(5.32)%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$416	$498	$1,642	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$437	$1,870	$1,831	$1,551	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(2)	1.51%	1.07%(7)	0.73%(7)	0.65%(7)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	1.51%	1.07%(7)	0.72%(7)	0.65%(7)	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets***	0.60%	2.05%	1.89%	2.60%	1.67%	2.95%
Portfolio Turnover Rate***	71%	179%	130%	115%	105%	140%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.47% and 1.47%, respectively, without the waiver of these fees and expenses.
(4)	Formerly named INTECH Risk-Managed International Fund.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Period from May 2, 2007 (inception date) through July 31, 2007.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.58% and 1.50%, respectively, in 2011, 1.51% and 1.50%, respectively, in 2010 and 1.18% and 1.18%, respectively, in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

80 | DECEMBER 31, 2011

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	INTECH U.S. Core Fund(1)
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	.05	.08	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	(.58)	3.57	.17	1.25
Total from Investment Operations	(.53)	3.65	.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.09)	(.06)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(.09)	(.09)	(.06)	–
Net Asset Value, End of Period	$13.67	$14.29	$10.73	$10.55
Total Return**	(3.72)%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$4,608	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,471	$4,423	$4,677	$5,179
Ratio of Gross Expenses to Average Net Assets***(5)	1.21%	1.18%	1.03%	1.27%
Ratio of Net Expenses to Average Net Assets***(5)	1.21%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.76%	0.61%	0.89%	1.02%
Portfolio Turnover Rate***	56%	93%	120%	111%

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended	INTECH U.S. Growth Fund(6)
June 30, 2010 and each fiscal year ended July 31	2011	2011	2010(7)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.02	$10.48	$9.77	$12.81	$14.36	$12.75	$13.28
Income from Investment Operations:
Net investment income/(loss)	(.07)	.33	.20	.33	.11	.04	.03
Net gain/(loss) on investments (both realized and unrealized)	(.83)	3.31	.56	(3.30)	(.98)	1.58	.07
Total from Investment Operations	(.90)	3.64	.76	(2.97)	(.87)	1.62	.10
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.10)	(.05)	(.07)	(.04)	(.01)	–
Distributions (from capital gains)*	–	–	–	–	(.64)	–	(.63)
Redemption fees	–(4)	–(4)	–(4)	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(.06)	(.10)	(.05)	(.07)	(.68)	(.01)	(.63)
Net Asset Value, End of Period	$13.06	$14.02	$10.48	$9.77	$12.81	$14.36	$12.75
Total Return**	(6.40)%	34.77%	7.73%	(23.09)%	(6.68)%	12.72%	0.59%
Net Assets, End of Period (in thousands)	$14,950	$13,963	$15,629	$20,051	$70,963	$154,057	$121,473
Average Net Assets for the Period (in thousands)	$14,249	$14,606	$18,507	$40,058	$117,236	$151,536	$97,158
Ratio of Gross Expenses to Average Net Assets***(5)	1.09%	1.07%	1.12%	1.04%	1.02%	1.05%	1.10%
Ratio of Net Expenses to Average Net Assets***(5)	1.09%	1.07%	1.12%	1.04%	1.02%	1.05%	1.10%
Ratio of Net Investment Income to Average Net Assets***	0.54%	0.40%	0.49%	0.77%	0.36%	0.31%	0.35%
Portfolio Turnover Rate***	71%	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Formerly named INTECH Risk-Managed Growth Fund.
(7)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 81

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended June 30,	INTECH U.S. Value Fund(1)
2010 and each fiscal year or period ended July 31	2011	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.02	$7.85	$7.37	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income	.06	.15	.08	.17	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	(.48)	2.11	.44	(2.38)	(1.67)	1.00	.56
Total from Investment Operations	(.42)	2.26	.52	(2.21)	(1.47)	1.17	.63
Less Distributions:
Dividends (from net investment income)*	(.11)	(.09)	(.04)	(.28)	(.10)	(.12)	–
Distributions (from capital gains)*	–	–	–	–	(.23)	(.02)	–
Total Distributions	(.11)	(.09)	(.04)	(.28)	(.33)	(.14)	–
Net Asset Value, End of Period	$9.49	$10.02	$7.85	$7.37	$9.86	$11.66	$10.63
Total Return**	(4.18)%	28.81%	7.00%	(22.15)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$207	$216	$214	$200	$257	$295	$266
Average Net Assets for the Period (in thousands)	$199	$254	$225	$192	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(4)	1.17%	1.17%	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.17%	1.17%	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.16%	1.02%	2.43%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	71%	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through July 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

82 | DECEMBER 31, 2011

Class T Shares

INTECH Global
Dividend Fund
For a share outstanding during the period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain/(loss) on investments (both realized and unrealized)	.31
Total from Investment Operations	.31
Less Distributions:
Dividends (from net investment income)*	(.01)
Distributions (from capital gains)*	–
Total Distributions	(.01)
Net Asset Value, End of Period	$10.30
Total Return**	3.11%
Net Assets, End of Period (in thousands)	$1,060
Average Net Assets for the Period (in thousands)	$845
Ratio of Gross Expenses to Average Net Assets***(2)	1.03%
Ratio of Net Expenses to Average Net Assets***(2)	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.24%
Portfolio Turnover Rate***	0%

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	INTECH International Fund(3)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	.03	.17	.12	–
Net gain/(loss) on investments (both realized and unrealized)	(1.47)	1.87	(.45)	.62
Total from Investment Operations	(1.44)	2.04	(.33)	.62
Less Distributions:
Dividends (from net investment income)*	(.07)	(.11)	(.06)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.07)	(.11)	(.06)	–
Net Asset Value, End of Period	$6.58	$8.09	$6.16	$6.55
Total Return**	(17.84)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$37	$45	$10	$1
Average Net Assets for the Period (in thousands)	$39	$29	$8	$1
Ratio of Gross Expenses to Average Net Assets***(2)	1.26%	0.54%(6)	0.32%(6)	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.26%	0.54%(6)	0.31%(6)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate***	71%	179%	130%	115%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Formerly named INTECH Risk-Managed International Fund.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 0.91% and 1.25%, respectively, in 2011 and 1.26% and 1.25%, respectively, in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 83

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	INTECH U.S. Core Fund(1)
June 30, 2010 and each fiscal year ended October 31	2011	2011	2010(2)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.31	$10.74	$10.56	$10.21	$17.38	$16.46	$15.28
Income from Investment Operations:
Net investment income	.07	.12	.12	.18	.24	.20	.12
Net gain/(loss) on investments (both realized and unrealized)	(.59)	3.58	.14	.46	(5.75)	1.71	1.96
Total from Investment Operations	(.52)	3.70	.26	.64	(5.51)	1.91	2.08
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.13)	(.08)	(.29)	(.24)	(.12)	(.13)
Distributions (from capital gains)*	–	–	–	–	(1.42)	(.87)	(.77)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.12)	(.13)	(.08)	(.29)	(1.66)	(.99)	(.90)
Net Asset Value, End of Period	$13.67	$14.31	$10.74	$10.56	$10.21	$17.38	$16.46
Total Return**	(3.61)%	34.53%	2.39%	6.70%	(34.82)%	12.11%	14.10%
Net Assets, End of Period (in thousands)	$72,607	$74,483	$58,922	$222,932	$246,935	$512,837	$498,582
Average Net Assets for the Period (in thousands)	$70,163	$66,619	$140,726	$215,954	$386,247	$543,933	$433,127
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%	0.92%	0.79%	0.91%	0.75%	0.77%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%	0.92%	0.79%	0.91%	0.75%	0.77%	0.90%
Ratio of Net Investment Income to Average Net Assets***	1.00%	0.87%	1.16%	1.78%	1.55%	1.08%	0.81%
Portfolio Turnover Rate***	56%	93%	120%	111%	74%	109%	108%

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	INTECH U.S. Growth Fund(5)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	.08	.11	.06	.01
Net gain/(loss) on investments (both realized and unrealized)	(.97)	3.54	.73	.77
Total from Investment Operations	(.89)	3.65	.79	.78
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.17)	(.07)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	.02	–	–	–
Total Distributions and Other	(.08)	(.17)	(.07)	–
Net Asset Value, End of Period	$12.99	$13.96	$10.48	$9.76
Total Return**	(6.23)%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$80	$58	$14	$1
Average Net Assets for the Period (in thousands)	$77	$33	$10	$1
Ratio of Gross Expenses to Average Net Assets***(4)	0.84%	0.76%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(4)	0.84%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.80%	0.63%	0.67%	0.72%
Portfolio Turnover Rate***	71%	96%	128%	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly named INTECH Risk-Managed Growth Fund.
(6)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

84 | DECEMBER 31, 2011

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	INTECH U.S. Value Fund(1)
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	.05	.15	.05	.01
Net gain/(loss) on investments (both realized and unrealized)	(.47)	2.15	.49	.73
Total from Investment Operations	(.42)	2.30	.54	.74
Less Distributions:
Dividends (from net investment income)*	(.13)	(.12)	(.04)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.13)	(.12)	(.04)	–
Net Asset Value, End of Period	$9.50	$10.05	$7.87	$7.37
Total Return**	(4.13)%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$48	$17	$33	$1
Average Net Assets for the Period (in thousands)	$18	$35	$20	$1
Ratio of Gross Expenses to Average Net Assets***(4)	0.94%	0.95%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.76%	1.39%	1.20%	2.08%
Portfolio Turnover Rate***	71%	108%	101%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named INTECH Risk-Managed Value Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Mathematical Funds | 85

Notes to Schedules of Investments (unaudited)

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

FDR	Fixed Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

86 | DECEMBER 31, 2011

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
INTECH Global Dividend Fund
Common Stock
Cellular Telecommunications	$43,060	$20,521	$–
Chemicals – Diversified	31,614	11,343	–
Commercial Banks	222,748	4,897	–
Oil Companies – Integrated	188,352	5,803	–
Satellite Telecommunications	7,346	7,607	–
Telephone – Integrated	306,775	19,274	–
All Other	4,271,966	–	–

Preferred Stock	–	19,338	–

Money Market	–	209,000	–

Total Investments in Securities	$5,071,861	$297,783	$–

Investments in Securities:
INTECH International Fund(b)
Common Stock
Building Products – Cement and Aggregate	$102,127	$15,155	$–
Cellular Telecommunications	281,640	190,965	–
Satellite Telecommunications	149,006	26,255	–
Steel – Producers	32,489	40,536	–
Telecommunication Equipment	124,322	9,602	–
All Other	33,126,544	–	–

Preferred Stock	–	410,003	–

Money Market	–	2,357,237	–

Total Investments in Securities	$33,816,128	$3,049,753	$–

Investments in Securities:
INTECH U.S. Core Fund(c)
Common Stock	$309,299,988	$–	$–

Money Market	–	1,545,554	–

Total Investments in Securities	$309,299,988	$1,545,554	$–

Investments in Securities:
INTECH U.S. Growth Fund(d)
Common Stock	$311,487,393	$–	$–

Total Investments in Securities	$311,487,393	$–	$–

Investments in Securities:
INTECH U.S. Value Fund(e)
Common Stock	$94,475,226	$–	$–

Money Market	–	443,161	–

Total Investments in Securities	$94,475,226	$443,161	$–

(a)	Includes Fair Value Factors.
(b)	Formerly named INTECH Risk-Managed International Fund.
(c)	Formerly named INTECH Risk-Managed Core Fund.
(d)	Formerly named INTECH Risk-Managed Growth Fund.
(e)	Formerly named INTECH Risk-Managed Value Fund.

Janus Mathematical Funds | 87

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund (formerly named INTECH Risk-Managed International Fund), INTECH U.S. Core Fund (formerly named INTECH Risk-Managed Core Fund), INTECH U.S. Growth Fund (formerly named INTECH Risk-Managed Growth Fund) and INTECH U.S. Value Fund (formerly named INTECH Risk-Managed Value Fund) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from December 15, 2011 (inception date) through December 31, 2011 for INTECH Global Dividend Fund and for the six-month period ended December 31, 2011 for INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified

88 | DECEMBER 31, 2011

between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for INTECH Global Dividend Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of

Janus Mathematical Funds | 89

Notes to Financial Statements (unaudited) (continued)

capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

90 | DECEMBER 31, 2011

approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended December 31, 2011.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Fund	Level 2	Level 1

INTECH International Fund(1)	$–	$15,888,315

(1)	Formerly named INTECH Risk-Managed International Fund.

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant

Janus Mathematical Funds | 91

Notes to Financial Statements (unaudited) (continued)

risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the period ended December 31, 2011.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is

92 | DECEMBER 31, 2011

important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by

Janus Mathematical Funds | 93

Notes to Financial Statements (unaudited) (continued)

events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on INTECH Global Dividend Fund. This Fund may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period ended December 31, 2011.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund(1)	All Asset Levels	0.55
INTECH U.S. Core Fund(2)	N/A	0.50
INTECH U.S. Growth Fund(3)	All Asset Levels	0.50
INTECH U.S. Value Fund(4)	All Asset Levels	0.50

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

94 | DECEMBER 31, 2011

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund(1)	S&P 500® Index

(1)	Formerly named INTECH Risk-Managed Core Fund.

Only the base fee rate applied until January 2007 for INTECH U.S. Core Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, INTECH U.S. Core Fund calculated its Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the

Janus Mathematical Funds | 95

Notes to Financial Statements (unaudited) (continued)

calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended December 31, 2011, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

INTECH U.S. Core Fund(1)	$78,687

(1)	Formerly named INTECH Risk-Managed Core Fund.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service

96 | DECEMBER 31, 2011

expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2012 (until at least November 1, 2013 for INTECH Global Dividend Fund) by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Global Dividend Fund	1.00
INTECH International Fund(1)	1.00
INTECH U.S. Core Fund(2)	0.89
INTECH U.S. Growth Fund(3)	0.90
INTECH U.S. Value Fund(4)	0.75

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 15, 2014. For the period ended December 31, 2011, total reimbursement by Janus Capital was $16,295 for the Fund. As of December 31, 2011, the recoupment that may be potentially made to Janus Capital is $16,295.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2011.

For the period ended December 31, 2011, Janus Capital assumed $39,214 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $286,615 was paid by the Trust during the period ended December 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Janus Mathematical Funds | 97

Notes to Financial Statements (unaudited) (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH U.S. Core Fund(1)	$2,094
INTECH U.S. Growth Fund(2)	251
INTECH U.S. Value Fund(3)	10

(1)	Formerly named INTECH Risk-Managed Core Fund.
(2)	Formerly named INTECH Risk-Managed Growth Fund.
(3)	Formerly named INTECH Risk-Managed Value Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

INTECH International Fund(1)	$2,432
INTECH U.S. Core Fund(2)	55
INTECH U.S. Growth Fund(3)	11
INTECH U.S. Value Fund(4)	153

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the period ended December 31, 2011 are indicated in the table below:

Fund	Redemption Fee

INTECH International Fund(1)	$23,914
INTECH U.S. Core Fund(2)	17,680
INTECH U.S. Growth Fund(3)	8,244

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

98 | DECEMBER 31, 2011

During the period ended December 31, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Cash Liquidity Fund LLC
INTECH Global Dividend Fund	$5,176,000	$(4,967,000)	$36	$209,000
INTECH International Fund(1)	19,171,584	(36,059,347)	556	2,357,237
INTECH U.S. Core Fund(2)	15,138,812	(14,913,070)	814	1,545,554
INTECH U.S. Growth Fund(3)	19,193,737	(22,691,737)	793	–
INTECH U.S. Value Fund(4)	4,631,204	(4,188,043)	251	443,161

	$63,311,337	$(82,819,197)	$2,450	$4,554,952

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2011, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/11	Purchases	Purchases	Redemptions	Redemption	at 12/31/11

INTECH Global Dividend Fund - Class A Shares	$–	$833,333	12/15/11	$–	–	$833,333
INTECH Global Dividend Fund - Class C Shares	–	833,333	12/15/11	–	–	833,333
INTECH Global Dividend Fund - Class D Shares	–	833,334	12/15/11	–	–	833,334
INTECH Global Dividend Fund - Class I Shares	–	833,333	12/15/11	–	–	833,333
INTECH Global Dividend Fund - Class S Shares	–	833,333	12/15/11	–	–	833,333
INTECH Global Dividend Fund - Class T Shares	–	833,334	12/15/11	–	–	833,334
INTECH International Fund(1) - Class A Shares	411,445	–	–	–	–	411,445
INTECH International Fund(1) - Class C Shares	411,445	–	–	–	–	411,445
INTECH International Fund(1) - Class I Shares	686,890	–	–	–	–	686,890
INTECH International Fund(1) - Class S Shares	411,445	–	–	–	–	411,445
INTECH International Fund(1) - Class T Shares	11,000	–	–	–	–	11,000
INTECH U.S. Value Fund(2) - Class S Shares	190,524	–	–	–	–	190,524

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Value Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Mathematical Funds | 99

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

INTECH Global Dividend Fund(1)	$5,214,587	$163,050	$(7,993)	$155,057
INTECH International Fund(2)	38,904,462	784,361	(2,822,942)	(2,038,581)
INTECH U.S. Core Fund(3)	270,125,338	51,350,106	(10,629,902)	40,720,204
INTECH U.S. Growth Fund(4)	264,132,667	54,423,297	(7,068,571)	47,354,726
INTECH U.S. Value Fund(5)	85,797,939	12,063,063	(2,942,615)	9,120,448

(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Formerly named INTECH Risk-Managed International Fund.
(3)	Formerly named INTECH Risk-Managed Core Fund.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

Net capital loss carryovers as of June 30, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal period ended June 30, 2011

				Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Capital Losses

INTECH International Fund(1)	$–	$(477,452)	$(2,035,662)	$(2,513,114)
INTECH U.S. Core Fund(2),(3)	(16,986,360)	(47,434,201)	–	(64,420,561)
INTECH U.S. Growth Fund(4)	–	(67,296,075)	(181,101,744)	(248,397,819)
INTECH U.S. Value Fund(5)	–	–	(10,160,796)	(10,160,796)

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Capital loss carryovers subject to annual limitations.
(4)	Formerly named INTECH Risk-Managed Growth Fund.
(5)	Formerly named INTECH Risk-Managed Value Fund.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

100 | DECEMBER 31, 2011

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2011 (unaudited), the fiscal year ended June 30, 2011, the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal
year or period ended October 31 or July 31

	INTECH Global Dividend	INTECH International	INTECH U.S. Core	INTECH U.S. Growth	INTECH U.S. Value
	Fund	Fund(1)	Fund (2)	Fund(3)	Fund(4)

Class A Shares
2011	7.72%(5)	1.51%	1.00%	0.88%	0.95%
2011	N/A	3.22%	0.98%	0.86%	0.95%
2010(6)	N/A	4.61%	N/A	0.90%	1.06%
2010(7)	N/A	N/A	1.15%	N/A	N/A
2009(8)	N/A	6.45%	N/A	0.82%	1.33%
2009(9)	N/A	N/A	1.25%	N/A	N/A
2008	N/A	4.18%	N/A	0.78%	1.17%
2007	N/A	6.11%(10)	N/A	0.81%	1.35%
2006	N/A	N/A	N/A	0.91%	3.67%(11)

Class C Shares
2011	8.47%(5)	2.29%	1.84%	1.74%	1.83%
2011	N/A	3.96%	1.80%	1.71%	1.74%
2010(6)	N/A	5.33%	N/A	2.82%	1.81%
2010(7)	N/A	N/A	1.56%	N/A	N/A
2009(8)	N/A	7.20%	N/A	1.67%	1.99%
2009(9)	N/A	N/A	2.17%	N/A	N/A
2008	N/A	4.93%	N/A	1.60%	1.96%
2007	N/A	6.86%(10)	N/A	1.59%	2.05%
2006	N/A	N/A	N/A	1.64%	4.42%(11)

Class D Shares
2011	8.01%(5)	N/A	0.86%	N/A	N/A
2011	N/A	N/A	0.82%	N/A	N/A
2010(12)	N/A	N/A	0.61%	N/A	N/A

Class I Shares
2011	7.47%(5)	1.20%	0.76%	0.65%	0.69%
2011	N/A	3.08%	0.72%	0.63%	0.68%
2010(6)	N/A	4.68%	N/A	0.62%	0.77%
2010(7)	N/A	N/A	0.53%	N/A	N/A
2009(8)	N/A	6.34%	N/A	0.55%	0.96%
2009(9)	N/A	N/A	0.80%	N/A	N/A
2008	N/A	3.92%	N/A	0.53%	0.90%
2007	N/A	5.86%(10)	N/A	0.56%	1.09%
2006	N/A	N/A	N/A	0.61%(13)	2.91%(11)

Class S Shares
2011	7.97%(5)	1.74%	1.21%	1.09%	1.17%
2011	N/A	3.46%	1.18%	1.07%	1.17%
2010(6)	N/A	4.83%	N/A	1.12%	1.28%
2010(7)	N/A	N/A	1.03%	N/A	N/A
2009(8)	N/A	6.66%	N/A	1.04%	1.44%
2009(9)	N/A	N/A	1.27%	N/A	N/A
2008	N/A	4.43%	N/A	1.02%	1.41%
2007	N/A	6.36%(10)	N/A	1.05%	1.62%
2006	N/A	N/A	N/A	1.15%	3.92%(11)

Janus Mathematical Funds | 101

Notes to Financial Statements (unaudited) (continued)

	INTECH Global Dividend	INTECH International	INTECH U.S. Core	INTECH U.S. Growth	INTECH U.S. Value
	Fund	Fund(1)	Fund (2)	Fund(3)	Fund(4)

Class T Shares
2011	7.91%(5)	1.49%	0.96%	0.84%	0.94%
2011	N/A	2.41%	0.92%	0.76%	0.95%
2010(6)	N/A	4.81%	N/A	0.85%	1.00%
2010(7)	N/A	N/A	0.79%	N/A	N/A
2009(14)	N/A	14.17%	N/A	0.75%	1.66%
2009(15)	N/A	N/A	0.91%	N/A	N/A
2008	N/A	N/A	0.75%	N/A	N/A
2007	N/A	N/A	0.77%	N/A	N/A
2006	N/A	N/A	0.91%	N/A	N/A

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Period from December 15, 2011 (inception date) through December 31, 2011.
(6)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(7)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Period from May 2, 2007 (inception date) through July 31, 2007.
(11)	Period from December 30, 2005 (inception date) through July 31, 2006.
(12)	Period from February 16, 2010 (inception date) through June 30, 2010.
(13)	Period from November 28, 2005 (inception date) through July 31, 2006.
(14)	Period from July 6, 2009 (inception date) through July 31, 2009.
(15)	Period from November 1, 2008 through October 31, 2009.

102 | DECEMBER 31, 2011

7.	Capital Share Transactions

	INTECH	INTECH		INTECH		INTECH		INTECH
For the six-month period ended December 31, 2011	Global Dividend	International		U.S. Core		U.S. Growth		U.S. Value
(unaudited) and the fiscal year ended June 30, 2011	Fund	Fund(1)		Fund(2)		Fund(3)		Fund(4)
(all numbers in thousands)	2011(5)	2011	2011	2011	2011	2011	2011	2011	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	83	–	–	133	304	84	153	75	118
Reinvested dividends and distributions	–	1	4	9	7	4	6	8	6
Shares repurchased	–	–	(212)	(131)	(323)	(77)	(636)	(41)	(97)
Net Increase/(Decrease) in Fund Shares	83	1	(208)	11	(12)	11	(477)	42	27
Shares Outstanding, Beginning of Period	–	65	273	1,016	1,028	655	1,132	497	470
Shares Outstanding, End of Period	83	66	65	1,027	1,016	666	655	539	497
Transactions in Fund Shares – Class C Shares:
Shares sold	83	60	8	25	36	22	11	7	15
Reinvested dividends and distributions	–	1	4	–	–	–	–	–	–
Shares repurchased	–	(62)	(209)	(42)	(165)	(50)	(124)	(10)	(35)
Net Increase/(Decrease) in Fund Shares	83	(1)	(197)	(17)	(129)	(28)	(113)	(3)	(20)
Shares Outstanding, Beginning of Period	–	69	266	474	603	274	387	22	42
Shares Outstanding, End of Period	83	68	69	457	474	246	274	19	22
Transactions in Fund Shares – Class D Shares:
Shares sold	96	N/A	N/A	879	1,365	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	118	123	N/A	N/A	N/A	N/A
Shares repurchased	–	N/A	N/A	(949)	(2,029)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	96	N/A	N/A	48	(541)	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	12,090	12,631	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	96	N/A	N/A	12,138	12,090	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	83	2,726	2,441	209	711	951	2,768	366	1,730
Reinvested dividends and distributions	–	46	3	29	33	160	223	158	115
Shares repurchased	–	(277)	(65)	(643)	(1,552)	(2,253)	(16,126)	(406)	(931)
Net Increase/(Decrease) in Fund Shares	83	2,495	2,379	(405)	(808)	(1,142)	(13,135)	118	914
Shares Outstanding, Beginning of Period	–	2,571	192	3,879	4,687	23,156	36,291	9,301	8,387
Shares Outstanding, End of Period	83	5,066	2,571	3,474	3,879	22,014	23,156	9,419	9,301
Transactions in Fund Shares – Class S Shares:
Shares sold	83	1	–	59	65	383	159	–	–
Reinvested dividends and distributions	–	1	4	2	2	6	7	–	–
Shares repurchased	–	–	(209)	(62)	(92)	(241)	(661)	–	(5)
Net Increase/(Decrease) in Fund Shares	83	2	(205)	(1)	(25)	148	(495)	–	(5)
Shares Outstanding, Beginning of Period	–	61	266	338	363	996	1,491	22	27
Shares Outstanding, End of Period	83	63	61	337	338	1,144	996	22	22
Transactions in Fund Shares – Class T Shares:
Shares sold	103	–	4	737	1,106	3	4	3	–
Reinvested dividends and distributions	–	–	–	47	48	–	–	–	–
Shares repurchased	–	–	–	(677)	(1,435)	(1)	(1)	–	(2)
Net Increase/(Decrease) in Fund Shares	103	–	4	107	(281)	2	3	3	(2)
Shares Outstanding, Beginning of Period	–	6	2	5,204	5,485	4	1	2	4
Shares Outstanding, End of Period	103	6	6	5,311	5,204	6	4	5	2

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.
(5)	Period from December 15, 2011 (inception date) through December 31, 2011.

Janus Mathematical Funds | 103

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Dividend Fund	$5,005,587	$–	$–	$–
INTECH International Fund(1)	25,814,442	9,007,706	–	–
INTECH U.S. Core Fund(2)	86,501,106	91,670,520	–	–
INTECH U.S. Growth Fund(3)	113,715,066	126,916,484	–	–
INTECH U.S. Value Fund(4)	33,353,157	32,991,303	–	–

(1)	Formerly named INTECH Risk-Managed International Fund.
(2)	Formerly named INTECH Risk-Managed Core Fund.
(3)	Formerly named INTECH Risk-Managed Growth Fund.
(4)	Formerly named INTECH Risk-Managed Value Fund.

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Funds’ financial position or the results of its operations.

10.	Subsequent Events

Effective April 2, 2012, the 2.00% redemption fee charged by INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund upon the sale or exchange of Class D Shares, Class I Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange is eliminated and will no longer be charged by the Funds.

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

104 | DECEMBER 31, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Mathematical Funds | 105

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

106 | DECEMBER 31, 2011

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

FOR INTECH GLOBAL DIVIDEND FUND

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital or INTECH Investment Management LLC (“INTECH”), the investment adviser and subadviser, respectively, of INTECH Global Dividend Fund (the “New Fund”), considered the proposed investment advisory agreement and subadvisory agreement for the New Fund at a meeting held on September 14, 2011. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital and INTECH in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately with their independent legal counsel. Based on the Trustees’ evaluation of information provided to them, as well as

Janus Mathematical Funds | 107

Additional Information (unaudited) (continued)

other information, including information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital and INTECH, taking into account the investment objective and strategy of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and INTECH that will be providing investment and risk management services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, and the involvement of INTECH in trade executions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of each of Janus Capital and INTECH in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and INTECH were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that each of Janus Capital and INTECH had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided

The Trustees noted the information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital and INTECH to their separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the advisory fee paid by the New Fund and the subadvisory fee payable by Janus Capital to INTECH was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and INTECH charges to other clients, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital and INTECH to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital, INTECH, and their affiliates from their relationship with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund, Janus Capital, and INTECH may potentially benefit from their relationship with each other in other ways. They further concluded that success of the New Fund could attract other business to Janus Capital, INTECH, or other Funds, and that the success of Janus Capital and INTECH could enhance Janus Capital’s and INTECH’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Fund’s agreements were in the best interest of the New Fund and its shareholders.

108 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011 . The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

Janus Mathematical Funds | 109

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

110 | DECEMBER 31, 2011

Notes

Janus Mathematical Funds | 111

Notes

112 | DECEMBER 31, 2011

Notes

Janus Mathematical Funds | 113

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-127	125-24-93006 02-12

SEMIANNUAL REPORT

December 31, 2011

Janus Fixed Income & Money Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Euphoria & Despair

We would like to take this opportunity to thank you for investing with Janus.

If there’s a lesson to be learned from the tumult of 2011, it’s that there are lies, damn lies and strategist reports. Few of the talking heads predicted that Europe’s debt crisis would precipitate a global crisis of confidence. Even fewer predicted that emerging markets would plunge and long-dated Treasuries would beat nearly every other asset class. We take no joy in the folly of such fortunetelling. Our point is that it is very difficult to accurately predict macro outcomes. While the macro has had tremendous influence on the markets, we continue to believe that focusing on individual company analysis is the key to long term success.

Does this mean we ignore the macro? Not at all. At the forefront of our concerns is Europe’s debt crisis. Long-term, Europe will be more competitive if it succeeds in strengthening its monetary union and implements some fiscal unity. Yet measures the EU has agreed upon will be slow, painful and potentially destabilizing. We expect to see volatility as this messy process evolves, and we expect a euro-zone recession in 2012, slowing global growth.

The U.S. has its own political circus, of course, and uncertainty over fiscal policy is not helping confidence. Yet we believe the U.S. is in a fairly stable, low growth environment. Leading economic indicators have picked up and consumer confidence has rebounded to the highest levels since April 2011. Unfortunately, the sustainability of U.S. growth is subject to external shocks (i.e. Europe) and remains a major risk factor.

Equities: Corporate Dynamism Prevails

Corporate earnings growth has generally been strong, yet valuations reflect fears that it may not last. A major concern is that profit margins are near record levels and will likely revert to the historical mean. Based on our research and observations, however, many businesses appear highly attuned to protecting margins. Equity valuations look compelling, moreover, when paired with companies that are well positioned strategically.

In terms of investing themes, our analysts are finding opportunities across sectors. In energy, we see attractive potential in oil-field services and equipment companies, which are benefiting from rising levels of exploration and production. In health care, our analysts are focusing on companies with innovative drugs that address unmet medical needs. Our consumer team, meanwhile, sees opportunity in retailers that are leveraging technology to extend their global brand and gain market share.

Overall, we think this is an opportune time to own equities. Entry points look attractive based on recent multiples and projected growth rates. We think the odds are stacked in favor of equities, especially if they have growing free cash and competitive advantages that can enable them to gain share.

Fixed Income: Lower Rates for Longer

If there’s a fixed income theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has stressed that its zero-rate policy will continue through 2013. The real questions now are around QE3 (a third round of quantitative easing). We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness. An additional theme for 2012 will be that central banks around the globe will continue to engage in loose monetary policies as the threat of slower growth remains high.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk-adjusted returns. Profit margins are high and companies are accumulating cash on balance sheets. Moreover, management teams are being more careful with balance sheets. We think this conservatism will continue through 2012, fueling more free cash flow, liquidity in the system and, ultimately, support for investment grade and high yield bonds.

In other areas, we are balancing our “risk positions” with Treasuries, which we believe offer an insurance policy against extreme events and market volatility. With the markets remaining volatile, we think this allocation to Treasuries needs to be actively managed, and we expect

Janus Fixed Income & Money Market Funds | 1

(Continued) (unaudited)

to reduce our allocation to take advantage of opportunities as the market presents them.

Conclusion: Corporate Playbooks Can Still Create Value

Despite the difficult environment, we continue to identify companies that look well positioned to grow. Multiples are undemanding historically, and many businesses have proven they can maintain earnings and margins even in a weak demand environment. Maintaining balance in a portfolio is critical in this environment, however. As long term investors, we are always attuned to protecting on the downside, while attempting to find opportunities in the marketplace with the most attractive risk/reward. Long term, we think this offers the best way to achieve strong results.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 12-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | DECEMBER 31, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Fixed Income Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares of certain Fixed Income Funds only); administrative services fees payable pursuant to the Transfer Agency Agreement; administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fixed Income Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Fixed Income & Money Market Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2011

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the six-month period ended December 31, 2011, Janus Flexible Bond Fund’s Class T Shares returned 3.30%, compared to a 4.98% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Manager Comments

The volatility in the bond markets has been mind-numbing at times, and a wake-up call to investors that key risks to the economy remain in place. We saw this reflected in the flight to safety that sent Treasury yields to near-record lows in 2011. Quite simply, the world has too much debt and not enough growth, and we are grinding through a deleveraging period that will be more painful and last longer than most investors anticipate. Unfortunately, we have also entered a period where policy actions are not necessarily effective in terms of stabilizing the imbalance and returning us to a more normal environment.

If there’s a theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has said that it expects to keep interest rates near zero into late 2014. The question now is whether the Fed will undertake a third round of quantitative easing (QE3) this year. We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness or significant dislocation in the financial markets. We also expect easy monetary policies and low rates in Europe, where inflation expectations are falling as growth rates decline.

We expect interest rate volatility to remain high, as a risk-on/risk-off environment continues amid lack of confidence in global fiscal policy decisions. In a world that is out of balance, the bands of potential outcomes widen, making prediction more difficult. In a general sense, we have been investing against a fairly stable macro backdrop over the last 30 years. But the world changed in 2008, and since then we’ve seen massive intervention and very unconventional policy response, forcing investors to consider outcomes that exhibit much greater volatility. As long as governments around the world exhibit leverage profiles that create uncertainty, U.S. government bonds will continue to be the flight-to-quality asset of choice, due to their liquidity and perceived high quality.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk -adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the United States and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Investment Environment

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the United States and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise.

In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries.

Meanwhile, U.S. macroeconomic data reflected a strengthening domestic economy, with signs of increased hiring and rising consumer confidence. Fears of a double-dip recession, which mounted over the summer as U.S. economic indicators weakened, had receded by the fourth quarter.

Performance Discussion

The portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Agg), during 2011. Our zero-weight positioning in government agency debt and underweight allocation to the mortgage sector were the top drivers of outperformance, while our overweight to corporate credit was the primary driver of underperformance. We remained significantly overweight corporate credit at year’s end, at nearly 61% of the portfolio, compared with the Agg’s 20% exposure. In terms of sectors, chemicals, paper and pharmaceuticals were the top-performing sectors, while banking, real estate investment trusts (REITs) and non-bank commercial financial services were the worst-performing sectors.

During the second half of 2011 we reduced the portfolio’s exposure to U.S. Treasury securities to roughly 16% as of December 31 from nearly 19% at the beginning of the period. We believe that a strategic allocation to Treasuries plays a critical defensive role during periods of uncertainty, and the flight-to-safety buying that drove longer-term Treasury yields lower throughout the last six months of 2011 certainly underscored the security’s safe-haven appeal. However, in light of the U.S. government’s fiscal challenges we continue to monitor how this will play out going forward. In 2012, we expect interest rates to trade in a more range-bound fashion than they did in 2011, as discussed further below in the Outlook section. We balance our risk positions with Treasuries because we believe they offer an insurance policy against tail risk and market volatility. However, considering the high volatility in the market, we think this allocation needs to be actively managed, and we expect to reduce our allocation to take advantage of opportunities as the market presents them.

We maintained zero exposure to U.S. government agency debt throughout the period. We have long argued that since the 2008-09 financial crisis, U.S. government agencies, agency mortgages and U.S. Treasuries have converged and now move as one large U.S. government sector. We believe that corporate credit represents a better alternative, offering the best risk-adjusted returns. Our focus on security selection also offers a more effective way of capturing alpha (outperformance versus the benchmark) within corporate credit, in our opinion.

That said, we did increase our exposure to select agency mortgage-backed securities (MBS), as MBS spreads have moved significantly wider over the past six months and presented good risk/reward opportunities in our opinion. We began the period with a 6% weight to mortgages but increased our allocation to nearly 15% as of December 31, compared with 32% for the Agg. However, because MBS returns trailed the Agg during the second half of the year, our underweight allocation proved beneficial during the time period. It’s worth noting that increasing our exposure to MBS was not a broad macroeconomic decision, but consistent with our investment process it was the result of seeking opportunities through close analysis of valuations and individual security fundamentals. Broadly speaking, when the U.S. government placed Fannie Mae and Freddie Mac into conservatorship in 2008, mortgage spreads tightened significantly compared with Treasuries, offering little potential for outperformance. The evolving dynamics within the mortgage market also made it difficult to model duration extension risk. However, over the past year both factors have eased. Particularly encouraging from our standpoint was the Federal Reserve’s announcement in September that it would reinvest maturing MBS paydowns into newly issued MBS, effectively changing the Fed from a net seller to a net buyer in the MBS market. We continue to focus on pre-pay-protected issues such as low-loan balance and seasoned pools to manage the

6 | DECEMBER 31, 2011

(unaudited)

interest rate risk inherent in the sector. Although we remain underweight MBS compared with the Agg, we stand ready to increase our allocation if it appears likely that the Federal Reserve will buy additional MBS as part of a potential QE3.

We also continued to hold small positions in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), established in the first half of 2011, as we perceived fresh opportunities in those markets. We believe that there is opportunity for spread tightening in CMBS as the market slowly and haltingly returns to life following the financial crisis. As of December 31, CMBS accounted for 2.02% of the portfolio. As for the ABS markets, we prefer commercial ABS sectors (e.g. shipping containers, rail car leasing, timber) where we believe we have an advantage in identifying the best risk-adjusted return, given our bottom-up fundamental analysis and the coordination with our corporate credit analyst team. Although our allocation in the sector is not large, we believe that global ABS can offer good relative value – high credit quality at an attractive yield. As of December 31, ABS accounted for 0.26% of the portfolio.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection will be the most important driver of returns for bond investors. As always, we will continue to focus on opportunities that offer the best risk-adjusted returns.

Outlook

Largely because the U.S. economy is being held hostage to decisions in Europe and Washington, we expect another year of subpotential growth. We forecast U.S. gross domestic product growth of 2% in 2012, barring a worsening of the euro zone crisis and assuming that Congress extends long-term unemployment benefits and the payroll tax break until the end of the year; both are currently scheduled to expire at the end of February.

Given current high levels of productivity, we expect that hiring will continue to rise slowly as companies seek to meet essential demand. However, the modest pace will keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth will keep inflation from moving much higher. In our opinion, the core Consumer Price Index (CPI), excluding food and energy, will continue to accelerate through the first half of 2012, peaking at a 2.5% year-over-year growth rate before moving back below 2%. Core CPI’s recent increase has been largely due to artificial factors, including a supply/demand imbalance in the housing rental market that has pushed up owners’ equivalent rent (OER), a major component of core CPI. We believe this imbalance will correct itself. Meanwhile, producer input prices are dropping, reducing the level of price pressure in the pipeline.

This low-inflation environment would give the Federal Reserve room to continue its accommodative short-term interest rate policy. The Fed has said that it plans to keep short-term interest rates near zero through late 2014. We believe there is a 50% chance that the Fed will initiate QE3 in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We expect global economic growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. In our view Europe will be in recession next year, with growth of negative 0.5% to negative 1%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk from Europe, political deadlock in Washington and automatic $1.2 trillion government spending cuts scheduled to begin in January 2013. However, we think that rates will be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by the Fed’s stated intention to keep interest rates near zero until late 2014. The five-year Treasury is the pivot point and stands to benefit if the Fed implements a third round of quantitative easing. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will become more vulnerable to inflation concerns the longer the Fed’s accommodative policy continues. We believe this scenario bodes well for fixed-income assets, as market participants likely will look for yield while staying away from equities due to the volatile nature of the market.

Top Detractors

AIG:  American International Group (AIG), an international insurer, is a high-beta name that faced headwinds in 2011, partly due to general challenges in the financials sector and to the performance of its aircraft-leasing unit, International Lease Finance Corp. Despite the turmoil, we like AIG’s long-term deleveraging plan and

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

recent track record of balance sheet focus. Its core businesses include companies with top market share in their sectors, such as Chartis and SunAmerica.

Jefferies Group:  One of the last remaining independent – i.e. non-bank – brokers in the United States, Jefferies Group invested heavily in expanding its business during the credit crisis. Growing the business to include commodities and advisory services, the company has increased its headcount by more than 15%. We believe this expansion of business interest bodes well for Jefferies as merger & acquisition activity increases in the incrementally improving economy. We also like the fact that their independent status frees the company from the constraints being imposed by regulators on many of their peers, potentially providing market share gains at an important time in the economic cycle. We believe investors overreacted in distancing themselves from the company in early November in the wake of the MF Global bankruptcy. Jefferies has a highly invested management team, a well structured long-term debt profile and disciplined policies regarding sovereign debt exposure. We like that the company moved quickly to demonstrate the transparency and liquidity of its own European sovereign debt holdings to assuage investor concerns following MF Global.

Top Contributors

Pernod-Ricard:  A French producer of distilled beverages, Pernod acquired Absolut Vodka in 2008 resulting in a downgrade of the company by ratings agencies. The company has demonstrated its ability to utilize free cash flow for the benefit of bondholders and remains focused on deleveraging.

International Paper:  International Paper (IP), a global paper and packaging company, has been focused on deleveraging and recently acquired Temple-Inland, a corrugated packager. Strengthening its foothold in the packaging sector should make IP a more stable company going forward.

On behalf of every member of our investment team, thank you for your investment in Janus Flexible Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

8 | DECEMBER 31, 2011

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
December 31, 2011

Weighted Average Maturity	7.7 Years
Average Effective Duration*	5.4 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.96%
With Reimbursement	2.96%
Class A Shares at MOP
Without Reimbursement	2.82%
With Reimbursement	2.82%
Class C Shares***
Without Reimbursement	2.19%
With Reimbursement	2.19%
Class D Shares
Without Reimbursement	3.12%
With Reimbursement	3.12%
Class I Shares
Without Reimbursement	3.17%
With Reimbursement	3.17%
Class R Shares
Without Reimbursement	2.51%
With Reimbursement	2.51%
Class S Shares
Without Reimbursement	2.75%
With Reimbursement	2.75%
Class T Shares
Without Reimbursement	3.00%
With Reimbursement	3.00%
Number of Bonds/Notes	319

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2011

AAA	0.7%
AA	35.1%
A	13.8%
BBB	33.0%
BB	13.7%
B	1.2%
Other	2.5%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2011

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 0.8% of total net assets.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011						Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	3.27%	6.45%	7.72%	6.43%	7.52%	0.77%	0.77%

MOP	–1.67%	1.38%	6.68%	5.92%	7.31%

Janus Flexible Bond Fund – Class C Shares

NAV	2.77%	5.64%	6.98%	5.73%	6.85%	1.52%	1.52%

CDSC	1.77%	4.63%	6.98%	5.73%	6.85%

Janus Flexible Bond Fund – Class D Shares(1)	3.36%	6.63%	7.82%	6.48%	7.55%	0.60%	0.60%

Janus Flexible Bond Fund – Class I Shares	3.38%	6.66%	7.77%	6.46%	7.54%	0.59%	0.56%

Janus Flexible Bond Fund – Class R Shares	3.04%	5.98%	7.27%	5.99%	7.12%	1.21%	1.21%

Janus Flexible Bond Fund – Class S Shares	3.17%	6.24%	7.54%	6.24%	7.38%	0.96%	0.96%

Janus Flexible Bond Fund – Class T Shares	3.30%	6.50%	7.77%	6.46%	7.54%	0.71%	0.71%

Barclays Capital U.S. Aggregate Bond Index	4.98%	7.84%	6.50%	5.78%	7.34%**

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	–	299/597	26/424	24/293	3/22

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | DECEMBER 31, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund (unaudited)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987.
**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,032.80	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,028.70	$7.80

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,033.60	$2.96

Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,033.80	$2.76

Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	$2.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,030.40	$6.12

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,031.70	$4.85

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,033.00	$3.58

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

†	Expenses are equal to the annualized expense ratio of 0.75% for Class A Shares, 1.53% for Class C Shares, 0.58% for Class D Shares, 0.54% for Class I Shares, 1.20% for Class R Shares, 0.95% for Class S Shares and 0.70% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | DECEMBER 31, 2011

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
$6,940,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$7,791,302
8,594,078	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	8,429,450
6,197,000	Commercial Mortgage Pass Through Certificates 5.8137%, 12/10/49‡	6,917,246
6,280,000	FREMF Mortgage Trust 4.7268%, 1/25/21 (144A),‡	5,393,672
4,052,000	FREMF Mortgage Trust 5.1587%, 4/25/21 (144A),‡	3,622,877
7,387,000	FREMF Mortgage Trust 4.9329%, 7/25/21‡	6,456,238
4,186,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	3,540,996
9,135,000	FREMF Mortgage Trust 4.7705%, 4/25/44 (144A),‡	8,444,677
11,848,000	FREMF Mortgage Trust 4.8868%, 7/25/44 (144A),‡	10,969,009
6,322,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	6,940,943
3,856,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.3638%, 11/13/16 (144A),‡	3,894,868
10,357,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	10,620,037
4,012,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	4,561,471
4,012,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8748%, 4/15/45‡	4,502,792
6,068,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	6,376,412
4,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	4,071,200
3,350,000	SLM Student Loan Trust 4.3700%, 4/17/28 (144A)	3,401,742
3,553,000	SLM Student Loan Trust 2.7783%, 1/15/43 (144A),‡	3,401,718

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $109,240,408)		109,336,650

Bank Loans – 0.6%
Auction House – Art Dealer – 0.1%
5,984,925	KAR Auction Services, Inc. 5.0000%, 5/19/17‡	5,892,638
Electric – Generation – 0.2%
6,262,675	AES Corp. 4.2500%, 6/1/18‡	6,233,742
Food – Miscellaneous/Diversified – 0.2%
10,110,193	Del Monte Foods Co. 4.5000%, 3/8/18‡	9,579,407
Telecommunication Equipment – 0.1%
3,682,175	CommScope, Inc. 5.0000%, 1/14/18‡	3,647,194

Total Bank Loans (cost $25,945,282)		25,352,981

Corporate Bonds – 60.7%
Advertising Services – 0.4%
9,515,000	WPP Finance UK 8.0000%, 9/15/14	10,598,844
5,812,000	WPP Finance UK 4.7500%, 11/21/21 (144A)	5,769,654
		16,368,498
Aerospace and Defense – Equipment – 0.8%
15,951,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	16,094,559
16,248,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	16,963,237
		33,057,796
Agricultural Chemicals – 1.1%
20,407,000	CF Industries, Inc. 6.8750%, 5/1/18	23,366,015
7,245,000	CF Industries, Inc. 7.1250%, 5/1/20	8,567,212
6,439,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	6,570,671
4,121,000	Mosaic Co. 3.7500%, 11/15/21	4,163,830
4,250,000	Mosaic Co. 4.8750%, 11/15/41	4,393,310
		47,061,038
Airlines – 0.3%
3,755,000	Southwest Airlines Co. 5.2500%, 10/1/14	4,007,411
10,319,000	Southwest Airlines Co. 5.1250%, 3/1/17	10,875,359
		14,882,770
Beverages – Wine and Spirits – 1.9%
49,721,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	56,095,282
25,203,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	26,402,285
		82,497,567
Brewery – 0.3%
12,832,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	12,923,710
Building – Residential and Commercial – 0.1%
4,876,000	MDC Holdings, Inc. 5.3750%, 12/15/14	5,045,178
Building Products – Cement and Aggregate – 0.4%
2,416,000	CRH America, Inc. 4.1250%, 1/15/16	2,412,151
2,565,000	CRH America, Inc. 5.7500%, 1/15/21	2,615,041
11,732,000	Hanson, Ltd. 6.1250%, 8/15/16	11,907,980
		16,935,172

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Cable/Satellite Television – 0.4%
$13,962,000	Comcast Corp. 5.1500%, 3/1/20	$15,878,033
Chemicals – Diversified – 1.2%
14,798,000	Lyondell Chemical Co. 8.0000%, 11/1/17	16,166,815
10,624,397	Lyondell Chemical Co. 11.0000%, 5/1/18	11,607,154
23,695,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	24,583,562
		52,357,531
Chemicals – Specialty – 1.3%
9,653,000	Ashland, Inc. 9.1250%, 6/1/17	10,763,095
20,809,000	Ecolab, Inc. 3.0000%, 12/8/16	21,525,037
17,732,000	Ecolab, Inc. 4.3500%, 12/8/21	18,935,808
5,188,000	Ecolab, Inc. 5.5000%, 12/8/41	5,749,041
		56,972,981
Coatings and Paint Products – 0.2%
18,000	RPM International, Inc. 6.2500%, 12/15/13	19,196
10,103,000	RPM International, Inc. 6.1250%, 10/15/19	10,981,224
		11,000,420
Commercial Banks – 2.8%
4,816,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14‡	4,384,405
10,054,000	American Express Bank FSB 5.5000%, 4/16/13	10,508,974
32,707,000	Bank of Montreal 2.6250%, 1/25/16 (144A)	33,762,324
14,928,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	14,872,020
12,062,000	HSBC Bank USA 4.8750%, 8/24/20	11,192,764
14,427,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A)	14,117,238
16,460,000	SVB Financial Group 5.3750%, 9/15/20	16,862,924
12,466,000	Zions Bancorp. 7.7500%, 9/23/14	13,217,575
		118,918,224
Commercial Services – Finance – 0.3%
12,944,000	Western Union Co. 3.6500%, 8/22/18	13,271,354
Computer Services – 0.2%
6,500,000	International Business Machines Corp. 2.9000%, 11/1/21	6,700,486
Computers – Memory Devices – 0.3%
10,695,000	Seagate Technology 10.0000%, 5/1/14 (144A)	12,098,719
Consulting Services – 1.3%
10,327,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	10,418,910
41,102,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	44,246,057
		54,664,967
Containers – Metal and Glass – 0.1%
3,401,000	Ball Corp. 7.1250%, 9/1/16	3,698,587
Containers – Paper and Plastic – 0.3%
4,152,000	Sonoco Products Co. 4.3750%, 11/1/21	4,300,529
7,212,000	Sonoco Products Co. 5.7500%, 11/1/40	7,705,972
		12,006,501
Data Processing and Management – 0.5%
10,990,000	Fiserv, Inc. 3.1250%, 10/1/15	11,258,178
4,114,000	Fiserv, Inc. 3.1250%, 6/15/16	4,188,846
4,117,000	Fiserv, Inc. 4.7500%, 6/15/21	4,307,358
		19,754,382
Diversified Banking Institutions – 2.8%
16,644,000	Bank of America Corp. 4.5000%, 4/1/15	16,061,227
7,122,000	Citigroup, Inc. 5.0000%, 9/15/14	7,048,700
6,058,000	Citigroup, Inc. 4.8750%, 5/7/15	5,983,681
4,194,000	Citigroup, Inc. 4.5000%, 1/14/22	4,034,725
3,404,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	3,334,912
10,313,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	9,964,658
8,408,000	Goldman Sachs Group, Inc. 5.2500%, 7/27/21	8,202,340
9,385,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	10,470,647
11,550,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	11,631,116
10,310,000	Morgan Stanley 4.0000%, 7/24/15	9,668,223
7,596,000	Morgan Stanley 3.4500%, 11/2/15	6,993,569
13,590,000	Morgan Stanley 5.6250%, 9/23/19	12,585,414
5,175,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	4,852,618
12,085,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	11,529,005
		122,360,835
Diversified Financial Services – 1.8%
3,931,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,115,293
5,524,000	General Electric Capital Corp. 5.9000%, 5/13/14	6,049,620

See Notes to Schedules of Investments and Financial Statements.

14 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Diversified Financial Services – (continued)

$26,309,000	General Electric Capital Corp. 6.0000%, 8/7/19	$30,219,254
21,957,000	General Electric Capital Corp. 5.5000%, 1/8/20	24,159,111
14,186,000	General Electric Capital Corp. 4.6500%, 10/17/21	14,805,460
		79,348,738
Diversified Minerals – 0.4%
3,737,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,879,178
3,322,000	Teck Resources, Ltd. 9.7500%, 5/15/14	3,903,911
10,076,000	Teck Resources, Ltd. 10.2500%, 5/15/16	11,587,400
		19,370,489
Diversified Operations – 0.6%
8,331,000	Danaher Corp. 2.3000%, 6/23/16	8,659,142
15,362,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	15,901,037
		24,560,179
Diversified Operations – Commercial Services – 0.2%
8,138,000	ARAMARK Corp. 8.5000%, 2/1/15	8,341,450
Electric – Generation – 0.1%
2,519,000	AES Corp. 7.7500%, 10/15/15	2,739,413
Electric – Integrated – 2.8%
7,655,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	8,267,400
6,297,000	CMS Energy Corp. 1.3531%, 1/15/13‡	6,234,030
13,514,000	CMS Energy Corp. 4.2500%, 9/30/15	13,658,573
10,060,000	CMS Energy Corp. 5.0500%, 2/15/18	10,034,870
4,222,000	Florida Power Corp. 3.1000%, 8/15/21	4,319,790
9,593,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	10,055,661
6,554,000	Monongahela Power Co. 6.7000%, 6/15/14	7,267,409
2,032,000	Pacific Gas & Electric Co. 3.2500%, 9/15/21	2,061,901
42,008,000	PPL Energy Supply LLC 4.6000%, 12/15/21	42,600,271
5,745,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	5,758,828
2,235,000	San Diego Gas & Electric Co. 3.0000%, 8/15/21	2,298,476
6,079,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	6,314,282
4,086,000	Wisconsin Electric Power Co. 2.9500%, 9/15/21	4,164,480
		123,035,971
Electronic Components – Semiconductors – 1.2%
6,451,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,609,127
19,093,000	National Semiconductor Corp. 3.9500%, 4/15/15	20,624,163
13,405,000	National Semiconductor Corp. 6.6000%, 6/15/17	16,464,973
7,714,000	Texas Instruments, Inc. 2.3750%, 5/16/16	8,035,450
		51,733,713
Electronic Connectors – 0.4%
15,790,000	Amphenol Corp. 4.7500%, 11/15/14	16,918,511
Electronic Measuring Instruments – 0.4%
4,927,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,973,531
13,976,000	FLIR Systems, Inc. 3.7500%, 9/1/16	13,923,352
		18,896,883
Electronics – Military – 0.8%
16,620,000	L-3 Communications Corp. 6.3750%, 10/15/15	17,035,500
4,652,000	L-3 Communications Corp. 5.2000%, 10/15/19	4,719,082
13,722,000	L-3 Communications Corp. 4.7500%, 7/15/20	13,558,022
		35,312,604
Enterprise Software/Services – 0.2%
7,962,000	BMC Software, Inc. 7.2500%, 6/1/18	9,181,707
Finance – Auto Loans – 1.5%
5,176,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,342,248
36,353,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	36,217,330
10,420,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	11,342,785
11,329,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	11,358,376
		64,260,739
Finance – Consumer Loans – 0.5%
4,141,000	John Deere Capital Corp. 3.9000%, 7/12/21	4,507,483
18,779,000	SLM Corp. 6.2500%, 1/25/16	18,262,183
		22,769,666
Finance – Credit Card – 0.6%
13,326,000	American Express Co. 6.8000%, 9/1/66‡	13,259,370
13,733,000	American Express Credit Co. 2.8000%, 9/19/16	13,800,292
		27,059,662
Finance – Investment Bankers/Brokers – 1.6%
8,610,000	Jefferies Group, Inc. 3.8750%, 11/9/15	7,619,850
14,967,000	Jefferies Group, Inc. 5.1250%, 4/13/18	13,170,960
7,748,000	Jefferies Group, Inc. 8.5000%, 7/15/19	7,864,220

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)

$15,203,000	Lazard Group LLC 7.1250%, 5/15/15	$16,324,769
844,000	Lazard Group LLC 6.8500%, 6/15/17	885,331
16,640,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	17,586,633
5,791,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,261,507
		69,713,270
Finance – Mortgage Loan Banker – 0.5%
19,250,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	20,241,375
Food – Meat Products – 0.9%
1,271,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	1,347,260
36,143,000	Tyson Foods, Inc. 6.8500%, 4/1/16	39,666,942
		41,014,202
Food – Miscellaneous/Diversified – 0.9%
13,319,000	Corn Products International, Inc. 3.2000%, 11/1/15	13,761,178
1,766,000	Del Monte Corp. 7.6250%, 2/15/19	1,695,360
2,149,000	Dole Food Co., Inc. 13.8750%, 3/15/14	2,482,095
8,173,000	Kellogg Co. 3.2500%, 5/21/18	8,594,947
9,001,000	Kraft Foods, Inc. 5.3750%, 2/10/20	10,385,813
		36,919,393
Gas – Transportation – 0%
1,890,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,137,458
Hazardous Waste Disposal – 0.1%
4,234,000	Clean Harbors, Inc. 7.6250%, 8/15/16	4,498,625
Hotels and Motels – 0.9%
7,053,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	7,552,867
2,268,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	2,530,886
9,946,000	Marriott International, Inc. 4.6250%, 6/15/12	10,075,975
1,972,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	2,213,570
2,579,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,914,270
10,583,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	12,104,306
		37,391,874
Investment Management and Advisory Services – 0.7%
3,241,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	3,886,653
3,892,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	4,188,025
12,537,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	12,631,027
7,598,000	FMR LLC 6.4500%, 11/15/39 (144A)	8,150,185
		28,855,890
Life and Health Insurance – 0.1%
2,797,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,957,002
Linen Supply & Related Items – 0.3%
5,871,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,020,963
6,263,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,727,552
		12,748,515
Medical – Biomedical and Genetic – 0.6%
6,570,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	7,194,150
10,477,000	Gilead Sciences, Inc. 4.4000%, 12/1/21	11,091,916
8,537,000	Gilead Sciences, Inc. 5.6500%, 12/1/41	9,451,851
		27,737,917
Medical – HMO – 0.1%
2,108,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	2,264,698
Medical Instruments – 0.7%
6,217,000	Boston Scientific Corp. 4.5000%, 1/15/15	6,524,200
12,369,000	Boston Scientific Corp. 6.0000%, 1/15/20	13,807,997
8,312,000	Boston Scientific Corp. 7.0000%, 11/15/35	9,574,884
		29,907,081
Medical Products – 0.1%
6,542,000	CareFusion Corp. 4.1250%, 8/1/12	6,641,399
Metal Processors and Fabricators – 0.1%
2,268,000	Timken Co. 6.0000%, 9/15/14	2,454,434
Money Center Banks – 0.5%
22,215,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	21,650,384
Multi-Line Insurance – 1.9%
18,759,000	American International Group, Inc. 4.2500%, 9/15/14	18,217,390
10,411,000	American International Group, Inc. 5.4500%, 5/18/17	9,949,168
15,432,000	American International Group, Inc. 6.4000%, 12/15/20	15,574,438
21,237,000	American International Group, Inc. 8.1750%, 5/15/58‡	18,900,930
10,015,000	MetLife, Inc. 2.3750%, 2/6/14	10,154,739

See Notes to Schedules of Investments and Financial Statements.

16 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Multi-Line Insurance – (continued)

$4,365,000	MetLife, Inc. 6.7500%, 6/1/16	$5,028,646
5,109,000	MetLife, Inc. 7.7170%, 2/15/19	6,406,410
		84,231,721
Oil – Field Services – 1.4%
11,131,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	11,430,813
18,961,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	19,184,114
18,973,000	Schlumberger Investment S.A. 3.3000%, 9/14/21 (144A)	19,491,665
8,262,000	Weatherford International, Ltd. 5.1250%, 9/15/20	8,585,689
		58,692,281
Oil and Gas Drilling – 0.8%
23,792,000	Nabors Industries, Inc. 5.0000%, 9/15/20	24,255,968
8,584,000	Rowan Cos., Inc. 5.0000%, 9/1/17	9,019,706
		33,275,674
Oil Companies – Exploration and Production – 1.4%
21,850,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	24,911,207
5,537,000	Forest Oil Corp. 8.5000%, 2/15/14	6,035,330
7,647,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	7,745,264
4,274,000	Occidental Petroleum Corp. 3.1250%, 2/15/22	4,384,466
2,154,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,423,250
11,849,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	13,033,900
1,509,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	1,576,905
		60,110,322
Oil Companies – Integrated – 0.8%
14,211,000	BP Capital Markets PLC 2.2480%, 11/1/16	14,301,624
8,675,000	BP Capital Markets PLC 4.5000%, 10/1/20	9,554,393
10,092,000	BP Capital Markets PLC 3.5610%, 11/1/21	10,506,620
		34,362,637
Oil Refining and Marketing – 0.5%
3,251,000	Frontier Oil Corp. 8.5000%, 9/15/16	3,462,315
7,651,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,891,770
2,974,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	3,040,600
6,992,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	7,482,426
		22,877,111
Paper and Related Products – 0.6%
5,817,000	International Paper Co. 4.7500%, 2/15/22	6,183,192
17,685,000	International Paper Co. 6.0000%, 11/15/41	19,199,066
		25,382,258
Pharmacy Services – 0.8%
26,685,000	Aristotle Holding, Inc. 4.7500%, 11/15/21 (144A)	27,612,864
8,743,000	Express Scripts, Inc. 3.1250%, 5/15/16	8,791,463
		36,404,327
Pipelines – 3.8%
5,263,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	5,795,753
10,908,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	11,008,136
4,545,000	El Paso Corp. 7.7500%, 1/15/32	5,249,475
1,939,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,137,022
8,319,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	8,562,031
3,779,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	4,084,619
8,034,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	7,870,074
2,388,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,728,156
16,420,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	16,789,450
15,652,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	16,404,877
14,372,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	15,219,057
12,620,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	13,902,167
7,647,000	TC Pipelines L.P. 4.6500%, 6/15/21	8,006,707
38,755,000	Western Gas Partners L.P. 5.3750%, 6/1/21	41,086,888
3,913,000	Williams Partners L.P. 3.8000%, 2/15/15	4,107,840
		162,952,252
Property and Casualty Insurance – 0.2%
5,003,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	5,303,285
4,012,000	Progressive Corp. 3.7500%, 8/23/21	4,168,945
		9,472,230
Publishing – Newspapers – 0%
1,725,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,750,875
Publishing – Periodicals – 0.4%
16,458,000	United Business Media, Ltd. 5.7500%, 11/3/20 (144A)	16,600,460

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Real Estate Management/Services – 0.3%
$5,090,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	$5,217,250
3,818,000	ProLogis L.P. 6.6250%, 5/15/18	4,146,489
4,134,000	ProLogis L.P. 6.8750%, 3/15/20	4,590,084
		13,953,823
Real Estate Operating/Development – 0.3%
10,927,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	11,081,759
Reinsurance – 0.3%
11,403,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	12,089,027
REIT – Diversified – 0.8%
10,508,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	10,721,880
24,857,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	25,292,569
		36,014,449
REIT – Health Care – 0.8%
5,999,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,113,677
8,346,000	Senior Housing Properties Trust 6.7500%, 12/15/21	8,482,332
7,617,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	7,852,837
11,945,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	12,388,112
		34,836,958
REIT – Hotels – 0.4%
15,875,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	16,311,562
REIT – Office Property – 0.8%
3,880,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,025,663
10,664,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	10,300,496
18,597,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	20,396,353
		34,722,512
REIT – Regional Malls – 1.6%
42,731,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	43,104,896
24,601,000	Rouse Co. L.P. 6.7500%, 11/9/15	24,877,761
		67,982,657
REIT – Shopping Centers – 0.1%
4,156,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	3,976,490
Retail – Regional Department Stores – 0.5%
5,103,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,428,097
11,018,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	12,312,306
5,478,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	6,024,924
		23,765,327
Retail – Restaurants – 0.8%
10,919,000	Brinker International 5.7500%, 6/1/14	11,517,001
21,365,000	Darden Restaurants, Inc. 4.5000%, 10/15/21	21,920,020
		33,437,021
Steel – Producers – 0.3%
13,654,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	13,961,215
Super-Regional Banks – 1.3%
3,914,000	PNC Funding Corp. 3.6250%, 2/8/15	4,111,340
8,433,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	8,587,636
13,742,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	13,812,854
13,155,000	US Bancorp 2.2000%, 11/15/16	13,281,393
16,393,000	Wells Fargo & Co. 4.6000%, 4/1/21	17,977,908
		57,771,131
Telecommunication Services – 0.5%
18,116,000	Qwest Corp. 6.7500%, 12/1/21	19,746,440
Telephone – Integrated – 1.2%
5,133,000	CenturyLink, Inc. 5.1500%, 6/15/17	5,087,737
4,927,000	CenturyLink, Inc. 7.6000%, 9/15/39	4,834,693
4,046,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	4,061,274
36,139,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	37,584,560
		51,568,264
Transportation – Railroad – 1.0%
4,365,000	Burlington Northern Santa Fe LLC 3.4500%, 9/15/21	4,498,958
4,365,000	Burlington Northern Santa Fe LLC 4.9500%, 9/15/41	4,815,315
2,482,739	CSX Corp. 8.3750%, 10/15/14	2,826,946
7,545,000	CSX Corp. 4.7500%, 5/30/42	7,785,293
16,235,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	17,777,325
5,577,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	5,911,620
		43,615,457

See Notes to Schedules of Investments and Financial Statements.

18 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Transportation – Services – 0.1%
$2,282,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	$2,206,792
Transportation – Truck – 0.4%
16,446,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	16,666,738

Total Corporate Bonds (cost $2,540,711,253)		2,618,937,761

Mortgage-Backed Securities – 14.6%
	Fannie Mae:
4,310,984	5.0000%, 2/1/23	4,656,259
8,072,978	5.5000%, 1/1/25	8,770,015
4,234,644	5.5000%, 1/1/33	4,650,317
3,555,554	5.0000%, 11/1/33	3,845,124
6,647,804	5.0000%, 12/1/33	7,189,212
3,782,743	5.0000%, 2/1/34	4,090,816
15,078,641	5.5000%, 4/1/34	16,483,371
24,965,254	5.5000%, 9/1/34	27,275,419
7,592,939	5.5000%, 5/1/35	8,290,807
58,143,899	5.5000%, 7/1/35	63,524,258
23,912,793	6.0000%, 12/1/35	26,663,357
48,224,062	5.5000%, 4/1/36	52,656,347
26,165,584	5.5000%, 7/1/36	28,586,822
7,046,858	6.0000%, 3/1/37	7,793,633
30,777,602	5.5000%, 5/1/37	33,798,738
7,125,765	6.0000%, 5/1/37	7,860,862
6,614,781	5.5000%, 7/1/37	7,208,277
4,982,995	5.5000%, 3/1/38	5,472,127
10,009,615	6.0000%, 11/1/38	11,042,211
19,061,490	6.0000%, 11/1/38	21,111,273
4,363,572	4.5000%, 10/1/40	4,647,117
4,067,848	4.0000%, 12/1/40	4,303,123
81,232,085	4.0000%, 2/1/41	85,879,596
3,913,393	5.0000%, 3/1/41	4,271,240
11,896,114	4.5000%, 4/1/41	12,769,495
7,946,169	5.0000%, 4/1/41	8,593,317
9,993,101	5.0000%, 4/1/41	10,822,568
12,570,329	4.5000%, 10/1/41	13,387,147
8,573,325	5.0000%, 10/1/41	9,271,550
	Freddie Mac:
6,347,653	5.0000%, 1/1/19	6,836,212
5,362,687	5.0000%, 2/1/19	5,775,436
7,379,782	5.5000%, 8/1/19	8,003,129
15,772,475	6.0000%, 1/1/38	17,377,388
4,072,418	5.5000%, 5/1/38	4,456,259
10,832,484	5.5000%, 10/1/39	11,853,490
9,072,007	4.5000%, 1/1/41	9,616,442
12,065,467	4.5000%, 5/1/41	12,894,177
20,193,170	5.0000%, 5/1/41	21,752,541
2,933,490	4.5000%, 9/1/41	3,109,536
6,344,665	4.0000%, 10/1/41	6,720,548
	Ginnie Mae:
12,435,734	5.5000%, 3/15/36	14,037,483

Total Mortgage-Backed Securities (cost $623,662,378)		627,347,039

Preferred Stock – 0.1%
Diversified Financial Services – 0.1%
95,575	Citigroup Capital XIII, 7.8750% (cost $2,394,831)	2,490,684

U.S. Treasury Notes/Bonds – 16.1%
	U.S. Treasury Notes/Bonds:
$58,284,000	1.1250%, 6/15/13	59,051,251
95,578,000	1.0000%, 7/15/13	96,716,716
35,000,000	2.1250%, 5/31/15	36,949,605
7,918,000	1.0000%, 8/31/16	8,004,607
11,072,000	1.0000%, 9/30/16	11,186,175
8,912,000	1.0000%, 10/31/16	8,998,339
1,154,000	0.8750%, 11/30/16	1,157,516
16,661,000	2.3750%, 5/31/18	17,866,323
3,767,000	1.7500%, 10/31/18	3,877,068
94,098,000	3.1250%, 5/15/21**	105,066,251
120,847,000	2.1250%, 8/15/21	123,943,704
49,042,000	2.0000%, 11/15/21	49,601,373
12,334,000	4.6250%, 2/15/40	16,635,483
20,304,000	3.8750%, 8/15/40	24,339,420
7,247,000	4.2500%, 11/15/40	9,242,186
2,134,000	4.7500%, 2/15/41	2,940,919
3,380,000	4.3750%, 5/15/41	4,404,035
63,668,000	3.7500%, 8/15/41	74,879,553
39,039,000	3.1250%, 11/15/41	40,899,443

Total U.S. Treasury Notes/Bonds (cost $660,267,446)		695,759,967

Money Market – 4.0%
172,543,267	Janus Cash Liquidity Fund LLC, 0% (cost $172,543,267)	172,543,267

Total Investments (total cost $4,134,764,865) – 98.6%		4,251,768,349

Cash, Receivables and Other Assets, net of Liabilities – 1.4%		62,441,730

Net Assets – 100%		$4,314,210,079

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$44,791,912	1.0%
Bermuda	8,585,689	0.2%
Canada	69,922,263	1.6%
Cayman Islands	12,098,719	0.3%
France	82,497,567	1.9%
Luxembourg	54,576,816	1.3%
Mexico	23,688,945	0.6%
Netherlands	24,583,562	0.6%
South Korea	11,430,813	0.3%
United Kingdom	145,172,968	3.4%
United States††	3,774,419,095	88.8%

Total	$4,251,768,349	100.0%

††	Includes Cash Equivalents (84.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 19

Janus Global Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments anywhere in the world can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Chris Diaz co-portfolio manager

Performance Overview

During the six-month period ended December 31, 2011, Janus Global Bond Fund’s Class I Shares returned 1.57% compared to a 1.21% return for the Fund’s primary benchmark, the Barclays Capital Global Aggregate Bond Index.

Portfolio Manager Comments

The volatility in the bond markets has been mind-numbing at times, and a wake-up call to investors that key risks to the economy remain in place. We saw this reflected in the flight to safety that sent Treasury yields to near-record lows in 2011. Quite simply, the world has too much debt and not enough growth, and we are grinding through a deleveraging period that will be more painful and last longer than most investors anticipate. Unfortunately, we have also entered a period where policy actions are not necessarily effective in terms of stabilizing the imbalance and returning us to a more normal environment.

If there’s a theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has said that it expects to keep interest rates near zero into late 2014. The question now is whether the Fed will undertake a third round of quantitative easing (QE3) this year. We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness or significant dislocation in the financial markets. We also expect easy monetary policies and low rates in Europe, where inflation expectations are falling as growth rates decline.

We expect interest rate volatility to remain high, as a risk-on/risk-off environment continues amid lack of confidence in global fiscal policy decisions. In a world that is out of balance, the bands of potential outcomes widen, making prediction more difficult. In a general sense, we have been investing against a fairly stable macro backdrop over the last 30 years. But the world changed in 2008, and since then we’ve seen massive intervention and very unconventional policy response, forcing investors to consider outcomes that exhibit much greater volatility. As long as governments around the world exhibit leverage profiles that create uncertainty, U.S. government bonds will continue to be the flight-to-quality asset of choice, due to their liquidity and perceived high quality.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk -adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the United States and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Investment Environment

The second half of 2011 was dominated by government fiscal policy and investors’ fluctuating appetite for risk. The period began with a high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling, which heightened already existing concern that the United States might slip into a double-dip recession. In August, credit rating agency Standard & Poor’s lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders

20 | DECEMBER 31, 2011

(unaudited)

would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yield. But uncertainty flooded back in November as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms, and investors quickly retreated from riskier assets. Volatility affected European bond markets throughout November and into early December, with Italian, Spanish and French bond yields remaining historically wide relative to German bonds.

In December, some progress was made, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays.

Amid the uncertainty, the euro slid, dropping nearly 11% against the U.S. dollar during the period. The British pound lost roughly 3% versus the U.S. dollar, while Japanese yen appreciated by 4.75% and Chinese currency gained nearly 3% against the U.S. dollar.

European high-yield corporate credit spreads also widened far more than U.S. or emerging-market (EM) high-yield corporate spreads, reaching a peak of 1,054 basis points (bps) on Oct. 4 before ending the year at 883 bps. By contrast, U.S. high-yield spreads ended the period at 699 bps and EM high-yield spreads at 656 bps. A similar trend was seen in investment-grade spreads, as European corporate issues struggled against investor perception of heightened country risk.

The risk-off mentality in place for much of the period was reflected in Treasury bond yields, as investors reaffirmed the attraction of U.S. sovereign debt as a safe haven during uncertain times. The 10-year Treasury yield dropped 128 bps to close the period at 1.88%, while the 30-year yield declined by 148 bps to 2.89% as of December 31.

Performance Discussion

The portfolio outperformed the Barclays Capital Global Aggregate Bond Index (Global Agg) during the six-month period. Heading into the period we held an overweight position in assets from the United States and underweight exposure to euro-denominated assets due to our concerns about the European debt situation, which proved beneficial as the euro continued to lose ground in the second half of 2011. We further reduced our euro exposure during the period; on December 31, 2011, roughly 16% of the portfolio was in euro-denominated securities and less than 4% in European sovereign debt, compared with 22% and nearly 9%, respectively, on June 30, 2011. We remain significantly underweight both to euro-denominated debt and to the European sovereigns compared with the index. At period end we had neutral exposure to the British pound, Canadian dollar and Japanese yen, while we were overweight to Swedish, Norwegian and New Zealand currency-denominated debt.

Our security selection within government sovereign debt was a strong contributor during the period. Most of our holdings were in U.S. Treasury securities, which rallied strongly during the second half of the year, with a far smaller exposure to euro zone sovereigns. We remain underweight sovereign debt compared with the index. In our opinion the Fund’s strategic allocation to high quality global sovereign debt plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address risk, although we continue to monitor the fiscal challenges facing many developed world countries.

Our fundamental bullish positioning toward credit remained in place, with period-end allocations roughly equal to their levels on June 30, 2011. We maintained significant overweighting to corporate credit during the period, with the chemicals, oil field services and food and beverage production industries providing the greatest contributions to performance. Top detractors included banking, REITs and non-bank commercial financial services.

We maintained zero exposure to government agency debt throughout the period. We have long argued that since the 2008-09 financial crisis, U.S. government agencies, agency mortgages and U.S. Treasuries have converged and now move as one large U.S. government sector. We believe that corporate credit represents a better alternative, offering the best risk-adjusted returns. Our focus on security selection also offers a more effective way of capturing alpha (outperformance versus the benchmark) within corporate credit, in our opinion.

That said, we did increase our exposure to select agency mortgage-backed securities (MBS) during the second half of 2011, as MBS spreads moved significantly wider and presented good risk/reward opportunities in our opinion. We began the year with a zero weight to mortgages – an area we had avoided since the third quarter of 2009 – but re-established and then increased our allocation as the year progressed; as of December 31 MBS accounted for more than 16% of the portfolio, compared with 12% for the Global Agg. It’s worth noting that increasing our exposure to MBS was not a broad macroeconomic decision, but consistent with our investment process it was the result of seeking opportunities through close

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund (unaudited)

analysis of valuations and individual security fundamentals. Broadly speaking, when the U.S. government placed Fannie Mae and Freddie Mac into conservatorship in 2008, mortgage spreads tightened significantly compared with Treasuries, offering little potential for outperformance. The evolving dynamics within the mortgage market also made it difficult to model duration extension risk. However, over the past year both factors have eased. Particularly encouraging from our standpoint was the Federal Reserve’s announcement in September that it would reinvest maturing MBS paydowns into newly issued MBS, effectively changing the Fed from a net seller to a net buyer in the MBS market. There also is the possibility that the Fed will buy additional MBS as part of a potential QE3, a likelihood that we estimate at about 50%. We continue to focus on pre-pay-protected issues such as low-loan balance and seasoned pools to manage the interest rate risk inherent in the sector.

We also held a small position in commercial mortgage-backed securities (CMBS). We believe that there is opportunity for spread tightening in CMBS as the market slowly and haltingly returns to life following the financial crisis.

We maintained a small weighting in bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but bank loan prices have declined as concern about rising inflation has faded. A small cash position also weighed slightly on second-half 2011 performance. It is important to note that cash is not an active allocation within the strategy, but it is prudent to keep a certain level of “frictional” cash on hand to meet day-to-day needs.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We expect global growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. We believe that Europe will be in recession next year, with growth of negative 0.5% to negative 1%, while the United States and Japan will grow by about 2%. China likely will be the strongest driver of worldwide growth, but even China’s growth is likely to moderate to about 8%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

Headline risk remains significant, particularly in the euro zone as leaders continue to attempt to enforce greater fiscal discipline on EU members and prevent another spike in weaker countries’ borrowing costs. The U.S. fiscal policy debate is expected to heat up again, as well. Congress managed in late December to compromise on extending long-term unemployment benefits and the payroll tax holiday by an additional two months; the short time frame guarantees that the issue will resurface early in the year. We believe that failure to continue these programs through year-end 2012 would have a material impact on U.S. growth.

From a global perspective, we are underweight emerging-market sovereign debt due to valuations. Although spreads in these markets have widened, the downside risk remains considerable in our view compared with the risk-reward opportunities in more developed markets. However, with uncertainty remaining across Europe, we also are underweight euro-denominated sovereign and corporate debt. We believe that we will see additional opportunity in Asia next year, which is more insulated to the euro-zone situation than the United States.

In the United States, given current high levels of productivity we expect continued job growth as companies seek to meet essential demand. However, the modest pace will keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth will keep inflation from moving much higher. This low-inflation environment should give the Federal Reserve room to continue its accommodative short-term interest rate policy. Fed officials have said that they intend to keep short-term interest rates near zero until late 2014. We believe there is a 50% chance that the Fed will initiate QE3 in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk from Europe, political deadlock in Washington and automatic $1.2 trillion government spending cuts scheduled to begin in January 2013. However, we think that rates will be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by the Fed’s stated intention to keep interest rates near zero until late 2014. The five-year Treasury is the pivot point and stands to benefit if the Fed implements a third round of quantitative easing. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will become more vulnerable to inflation concerns the

22 | DECEMBER 31, 2011

(unaudited)

longer the Fed’s accommodative policy continues. We believe this scenario bodes well for fixed-income assets, as market participants likely will look for yield while staying away from equities due to the volatile nature of the market.

Top Contributors:

Pernod-Ricard:  A French producer of distilled beverages, Pernod acquired Absolut Vodka in 2008 resulting in a downgrade of the company by ratings agencies. The company has demonstrated its ability to utilize free cash flow for the benefit of bondholders and remains focused on deleveraging.

Western Power:  Western Power, a U.K.-based electricity transmission and distribution company, is owned by American utility corporation PPL. Because its business is distribution rather than production, it is relatively shielded from fluctuations in commodity prices, and because it’s regulated there’s a limit to how much debt the company can take on. We also like that it’s owned by PPL, a company that has been reducing the leverage on its balance sheet.

Top Detractors

AIG:  American International Group (AIG), an international insurer, is a high-beta name that faced headwinds in 2011, partly due to general challenges in the financials sector and to the performance of its aircraft-leasing unit, International Lease Finance Corp. Despite the turmoil, we like AIG’s long-term deleveraging plan and recent track record of balance sheet focus. Its core businesses include companies with top market share in their sectors, such as Chartis and SunAmerica.

Royal Bank of Scotland:  Very much a recovery story, RBS underwent the largest bank bailout in the world on a currency adjusted basis with the U.K. government holding nearly 80% of the company’s equity. Having split into core and non-core businesses, today RBS is very well capitalized inclusive of the potential impact from rolling off the non-core assets (expiration and/or discounted asset sales). We anticipate government restrictions on the firm will abate as the firm reaches debt reduction targets through increased funding from growing deposits and non-performing asset reduction.

On behalf of each member of our investment team, thank you for your investment in Janus Global Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund (unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
December 31, 2011

Weighted Average Maturity	6.9 Years
Average Effective Duration*	5.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.94%
With Reimbursement	2.35%
Class A Shares at MOP
Without Reimbursement	1.84%
With Reimbursement	2.24%
Class C Shares***
Without Reimbursement	0.94%
With Reimbursement	1.36%
Class D Shares
Without Reimbursement	1.81%
With Reimbursement	2.23%
Class I Shares
Without Reimbursement	1.93%
With Reimbursement	2.35%
Class S Shares
Without Reimbursement	1.43%
With Reimbursement	1.85%
Class T Shares
Without Reimbursement	1.68%
With Reimbursement	2.10%
Number of Bonds/Notes	265

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2011

AAA	6.7%
AA	31.2%
A	16.5%
BBB	18.3%
BB	9.2%
B	1.2%
CCC	0.3%
Other	16.6%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2011

Asset Allocation – (% of Net Assets)
As of December 31, 2011

24 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011				Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	1.44%	6.51%	6.45%	3.51%	1.02%

MOP	–3.41%	1.44%	1.42%

Janus Global Bond Fund – Class C Shares

NAV	1.06%	5.81%	5.76%	4.23%	1.77%

CDSC	0.07%	4.78%	5.76%

Janus Global Bond Fund – Class D Shares(1)	1.51%	6.65%	6.59%	2.93%	0.89%

Janus Global Bond Fund – Class I Shares	1.57%	6.67%	6.62%	3.14%	0.77%

Janus Global Bond Fund – Class S Shares	1.31%	6.34%	6.29%	3.85%	1.27%

Janus Global Bond Fund – Class T Shares	1.44%	6.51%	6.45%	3.46%	1.01%

Barclays Capital Global Aggregate Bond Index	1.21%	5.64%	7.16%

Barclays Capital Global Aggregate Corporate Bond Index	–0.71%	4.32%	6.05%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – based on total returns for Global Income Funds	–	26/175	30/169

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 25

Janus Global Bond Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

26 | DECEMBER 31, 2011

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,014.40	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,010.60	$8.84

Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,015.10	$4.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,015.70	$3.80

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,013.10	$6.33

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,014.50	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

†	Expenses are equal to the annualized expense ratio of 1.00% for Class A Shares, 1.75% for Class C Shares, 0.87% for Class D Shares, 0.75% for Class I Shares, 1.25% for Class S Shares and 1.00% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 27

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 7.1%
EUR	500,000	Arena BV 2.2920%, 10/17/51**,‡	$624,194
	$23,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	25,821
	98,240	CLI Funding LLC 4.9400%, 10/15/26 (144A),‡	96,359
	17,000	Commercial Mortgage Pass Through Certificates 5.8137%, 12/10/49‡	18,976
GBP	124,369	DECO Series 4.7745%, 5/22/21**,‡	179,107
EUR	100,000	Dutch MBS BV 3.3000%, 7/2/37**,‡	125,572
EUR	500,000	Dutch Mortgage Portfolio 2.6100%, 11/20/35**,‡	613,122
	69,000	FREMF Mortgage Trust 4.9329%, 7/25/21‡	60,306
	29,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	24,532
	71,000	FREMF Mortgage Trust 4.7705%, 4/25/44 (144A),‡	65,635
	111,000	FREMF Mortgage Trust 4.8868%, 7/25/44 (144A),‡	102,765
	121,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	132,846
	84,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	86,133
	13,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	14,780
	13,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8748%, 4/15/45‡	14,590
	21,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	22,067
	200,000	Penarth Master Issuer PLC 0.9346%, 7/18/13 (144A),‡	199,339

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,574,701)			2,406,144

Bank Loan – 0.1%
Food – Miscellaneous/Diversified – 0.1%
	34,785	Del Monte Foods Co. 4.5000%, 3/8/18‡ (cost $34,708)	32,959

Corporate Bonds – 45.5%
Aerospace and Defense – Equipment – 0.5%
	84,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	84,756
	86,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	89,786
			174,542
Agricultural Chemicals – 0.6%
	91,000	CF Industries, Inc. 6.8750%, 5/1/18	104,195
	30,000	CF Industries, Inc. 7.1250%, 5/1/20	35,475
	24,000	Mosaic Co. 3.7500%, 11/15/21	24,249
	25,000	Mosaic Co. 4.8750%, 11/15/41	25,843
			189,762
Airlines – 0.2%
	56,000	Southwest Airlines Co. 5.1250%, 3/1/17	59,019
Apparel Manufacturers – 0.3%
	25,000	Levi Strauss & Co. 8.8750%, 4/1/16	26,000
	100,000	Quiksilver, Inc. 6.8750%, 4/15/15	92,875
			118,875
Beverages – Wine and Spirits – 1.8%
EUR	250,000	Pernod-Ricard S.A. 4.8750%, 3/18/16**	337,727
	150,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A),**	169,230
	86,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A),**	90,092
			597,049
Brewery – 0.2%
	60,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	60,429
Building Products – Cement and Aggregate – 0.1%
	16,000	CRH America, Inc. 4.1250%, 1/15/16	15,975
	10,000	CRH America, Inc. 5.7500%, 1/15/21	10,195
			26,170
Cable/Satellite Television – 0.9%
	70,000	Comcast Corp. 5.1500%, 3/1/20	79,606
EUR	200,000	Nara Cable Funding, Ltd. 8.8750%, 12/1/18 (144A),**	227,761
			307,367
Cellular Telecommunications – 0.6%
	200,000	America Movil S.A.B. de C.V. 2.3750%, 9/8/16	199,443
Chemicals – Diversified – 1.2%
	120,000	Lyondell Chemical Co. 8.0000%, 11/1/17	131,100
	49,910	Lyondell Chemical Co. 11.0000%, 5/1/18	54,527
	200,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A),**	207,500
			393,127
Chemicals – Specialty – 1.0%
	153,000	Ecolab, Inc. 3.0000%, 12/8/16	158,265
	128,000	Ecolab, Inc. 4.3500%, 12/8/21	136,690
	38,000	Ecolab, Inc. 5.5000%, 12/8/41	42,109
			337,064

See Notes to Schedules of Investments and Financial Statements.

28 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount			Value

Commercial Banks – 2.5%
	$13,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14**,‡	$11,835
	100,000	Barclays Bank PLC 5.0000%, 9/22/16**	103,566
	63,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	62,764
	150,000	HSBC Bank PLC 4.7500%, 1/19/21 (144A),**	155,545
EUR	100,000	Nordea Bank A.B. 3.7500%, 2/24/17	131,572
EUR	35,000	Rabobank Nederland N.V. 4.3750%, 5/5/16**	47,998
	100,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A),**	97,853
EUR	150,000	Standard Chartered PLC 3.8750%, 10/20/16**	196,611
	55,000	Zions Bancorp. 7.7500%, 9/23/14	58,316
			866,060
Commercial Services – Finance – 0.2%
	66,000	Western Union Co. 3.6500%, 8/22/18	67,669
Computers – Memory Devices – 0%
	14,000	Seagate Technology 10.0000%, 5/1/14 (144A)	15,838
Consulting Services – 1.1%
	77,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	77,685
	195,000	Verisk Analytics, Inc. 5.8000%, 5/1/21**	209,917
GBP	50,000	WPP PLC 6.0000%, 4/4/17**	85,972
			373,574
Containers – Paper and Plastic – 0.2%
	24,000	Sonoco Products Co. 4.3750%, 11/1/21	24,858
	38,000	Sonoco Products Co. 5.7500%, 11/1/40	40,603
			65,461
Data Processing and Management – 0.2%
	48,000	Fiserv, Inc. 3.1250%, 10/1/15	49,171
	13,000	Fiserv, Inc. 3.1250%, 6/15/16	13,237
	13,000	Fiserv, Inc. 4.7500%, 6/15/21	13,601
			76,009
Diversified Banking Institutions – 2.9%
	30,000	Bank of America Corp. 4.5000%, 4/1/15	28,949
EUR	185,000	Citigroup, Inc. 4.7500%, 11/12/13	241,361
	18,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	17,392
	96,000	JPMorgan Chase & Co. 5.7500%, 1/2/13	99,585
	35,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	39,049
	170,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	171,194
	100,000	Morgan Stanley 3.4500%, 11/2/15	92,069
EUR	50,000	Morgan Stanley 4.0000%, 11/17/15	59,265
	185,000	Morgan Stanley 5.6250%, 9/23/19	171,324
	26,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	24,804
	30,000	Royal Bank of Scotland PLC 5.6250%, 8/24/20**	28,774
			973,766
Diversified Financial Services – 1.2%
	390,000	General Electric Capital Corp. 4.3750%, 9/16/20	398,535
Diversified Minerals – 0.1%
	43,000	Teck Resources, Ltd. 10.2500%, 5/15/16**	49,450
Diversified Operations – 0.1%
	39,000	Danaher Corp. 2.3000%, 6/23/16	40,536
Diversified Operations – Commercial Services – 0.1%
	33,000	ARAMARK Corp. 8.5000%, 2/1/15	33,825
Electric – Generation – 0%
	8,000	AES Corp. 7.7500%, 10/15/15	8,700
Electric – Integrated – 2.3%
	31,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	33,480
	9,000	CMS Energy Corp. 4.2500%, 9/30/15	9,096
	46,000	CMS Energy Corp. 5.0500%, 2/15/18	45,885
EUR	200,000	Enel Finance International N.V. 5.7500%, 10/24/18**	255,174
	25,000	Florida Power Corp. 3.1000%, 8/15/21	25,579
	42,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	44,026
	9,000	Pacific Gas & Electric Co. 3.2500%, 9/15/21	9,132
	305,000	PPL Energy Supply LLC 4.6000%, 12/15/21	309,300
	16,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	16,038
	9,000	San Diego Gas & Electric Co. 3.0000%, 8/15/21	9,256
	23,000	Wisconsin Electric Power Co. 2.9500%, 9/15/21	23,442
			780,408

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 29

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount			Value

Electric – Transmission – 1.6%
GBP	210,000	SPI Australia Assets Pty, Ltd. 5.1250%, 2/11/21	$357,352
GBP	100,000	Western Power Distribution (West Midlands) PLC 5.7500%, 4/16/32**	172,618
			529,970
Electronic Components – Semiconductors – 0.7%
	$85,000	National Semiconductor Corp. 3.9500%, 4/15/15	91,817
	100,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A)	104,500
	33,000	Texas Instruments, Inc. 2.3750%, 5/16/16	34,375
			230,692
Electronic Measuring Instruments – 0.4%
	122,000	FLIR Systems, Inc. 3.7500%, 9/1/16	121,540
Electronics – Military – 0.5%
	100,000	L-3 Communications Corp. 6.3750%, 10/15/15	102,500
	61,000	L-3 Communications Corp. 4.7500%, 7/15/20	60,271
			162,771
Finance – Auto Loans – 1.8%
	344,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	342,716
	100,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	108,856
	125,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	147,134
			598,706
Finance – Consumer Loans – 0.3%
	17,000	John Deere Capital Corp. 3.9000%, 7/12/21	18,505
	69,000	SLM Corp. 6.2500%, 1/25/16	67,101
			85,606
Finance – Credit Card – 0.2%
	80,000	American Express Credit Co. 2.8000%, 9/19/16	80,392
Finance – Investment Bankers/Brokers – 0.4%
	65,000	Jefferies Group, Inc. 5.1250%, 4/13/18	57,200
	64,000	Lazard Group LLC 7.1250%, 5/15/15	68,722
	3,000	Lazard Group LLC 6.8500%, 6/15/17	3,147
			129,069
Finance – Mortgage Loan Banker – 0.4%
	142,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	149,313
Food – Meat Products – 0.3%
	26,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	27,560
	73,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	84,863
			112,423
Food – Miscellaneous/Diversified – 0.1%
	26,000	Kellogg Co. 3.2500%, 5/21/18	27,342
Investment Management and Advisory Services – 0%
	10,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	10,075
Life and Health Insurance – 0.3%
	106,000	Prudential Financial, Inc. 3.6250%, 9/17/12	107,643
Linen Supply & Related Items – 0.1%
	19,000	Cintas Corp. No. 2 2.8500%, 6/1/16	19,485
	16,000	Cintas Corp. No. 2 4.3000%, 6/1/21	17,187
			36,672
Lottery Services – 0.2%
EUR	50,000	Lottomatica SpA 5.3750%, 2/2/18**	57,264
Medical – Biomedical and Genetic – 0.5%
	4,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	4,380
	77,000	Gilead Sciences, Inc. 4.4000%, 12/1/21	81,520
	63,000	Gilead Sciences, Inc. 5.6500%, 12/1/41	69,751
			155,651
Medical – HMO – 0%
	2,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	2,149
Medical Instruments – 0.3%
	17,000	Boston Scientific Corp. 4.5000%, 1/15/15	17,840
	52,000	Boston Scientific Corp. 6.0000%, 1/15/20	58,049
	36,000	Boston Scientific Corp. 7.0000%, 11/15/35	41,470
			117,359
Money Center Banks – 0.6%
	58,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	56,526
CAD	150,000	Lloyds TSB Bank PLC 5.2800%, 4/19/16**	140,923
			197,449
Multi-Line Insurance – 1.5%
	99,000	American International Group, Inc. 4.2500%, 9/15/14	96,142
	43,000	American International Group, Inc. 5.4500%, 5/18/17	41,092
	52,000	American International Group, Inc. 6.4000%, 12/15/20	52,480

See Notes to Schedules of Investments and Financial Statements.

30 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount			Value

Multi-Line Insurance – (continued)

EUR	50,000	American International Group, Inc. 8.0000%, 5/22/38 (144A),‡	$51,764
	$199,000	American International Group, Inc. 8.1750%, 5/15/58‡	177,110
GBP	50,000	MetLife, Inc. 5.2500%, 6/29/20	81,061
			499,649
Office Automation and Equipment – 0.3%
	104,000	Xerox Corp. 5.6500%, 5/15/13	109,179
Oil – Field Services – 1.3%
	200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	205,387
	101,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A),**	102,189
	100,000	Schlumberger Investment S.A. 3.3000%, 9/14/21 (144A),**	102,734
	36,000	Weatherford International, Ltd. 5.1250%, 9/15/20	37,410
			447,720
Oil and Gas Drilling – 0.4%
	99,000	Nabors Industries, Inc. 5.0000%, 9/15/20	100,930
	46,000	Rowan Cos., Inc. 5.0000%, 9/1/17	48,335
			149,265
Oil Companies – Exploration and Production – 0.6%
	116,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	132,252
	38,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	38,488
	23,000	Occidental Petroleum Corp. 3.1250%, 2/15/22	23,594
			194,334
Oil Companies – Integrated – 1.0%
	79,000	BP Capital Markets PLC 2.2480%, 11/1/16**	79,504
EUR	50,000	BP Capital Markets PLC 3.8300%, 10/6/17**	68,753
	55,000	BP Capital Markets PLC 3.5610%, 11/1/21**	57,259
EUR	95,000	Shell International Finance BV 4.3750%, 5/14/18**	137,848
			343,364
Oil Refining and Marketing – 0.2%
	13,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	13,291
	39,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	41,736
			55,027
Paper and Related Products – 0.6%
	44,000	International Paper Co. 4.7500%, 2/15/22	46,770
	134,000	International Paper Co. 6.0000%, 11/15/41	145,472
			192,242
Pharmacy Services – 0.7%
	199,000	Aristotle Holding, Inc. 4.7500%, 11/15/21 (144A)	205,919
	35,000	Express Scripts, Inc. 3.1250%, 5/15/16	35,194
			241,113
Pipelines – 3.1%
	29,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	31,935
	34,000	El Paso Corp. 7.7500%, 1/15/32	39,270
	43,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	44,256
	60,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	61,300
	45,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	44,082
	106,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16**	108,385
	85,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	89,089
	65,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	68,831
	57,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	62,791
	23,000	TC Pipelines L.P. 4.6500%, 6/15/21	24,082
	180,000	TransCanada PipeLines, Ltd. 3.4000%, 6/1/15**	190,655
	283,000	Western Gas Partners L.P. 5.3750%, 6/1/21	300,028
			1,064,704
Property and Casualty Insurance – 0.1%
	21,000	Progressive Corp. 3.7500%, 8/23/21	21,822
Property Trust – 1.3%
EUR	338,000	Prologis International Funding S.A. 5.8750%, 10/23/14**	435,218
Real Estate Management/Services – 0.2%
	31,000	ProLogis L.P. 6.6250%, 5/15/18	33,667
	39,000	ProLogis L.P. 6.8750%, 3/15/20	43,303
			76,970
Real Estate Operating/Development – 0.3%
	101,000	Brookfield Asset Management, Inc. 7.1250%, 6/15/12**	103,429
REIT – Diversified – 1.3%
	250,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	255,088
EUR	100,000	Unibail-Rodamco S.E. 3.5000%, 4/6/16**	131,236
EUR	50,000	Unibail-Rodamco S.E. 4.6250%, 9/23/16**	68,563
			454,887

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 31

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount			Value

REIT – Health Care – 0.4%
	$1,000	HCP, Inc. 2.7000%, 2/1/14	$999
	61,000	Senior Housing Properties Trust 6.7500%, 12/15/21	61,996
	4,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	4,124
	53,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	54,966
			122,085
REIT – Office Property – 0.1%
	52,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	50,227
REIT – Regional Malls – 1.3%
	106,000	Rouse Co. L.P. 7.2000%, 9/15/12	107,723
	58,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	58,508
	274,000	Rouse Co. L.P. 6.7500%, 11/9/15	277,082
			443,313
REIT – Shopping Centers – 0%
	9,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	8,611
Retail – Restaurants – 0.3%
	116,000	Darden Restaurants, Inc. 4.5000%, 10/15/21	119,013
Steel – Producers – 0.2%
	65,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	66,463
Super-Regional Banks – 0.6%
	15,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	15,275
	74,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	74,382
	69,000	US Bancorp 2.2000%, 11/15/16	69,663
	34,000	Wells Fargo & Co. 4.6000%, 4/1/21	37,287
			196,607
Telecommunication Services – 0.5%
	96,000	Qwest Corp. 6.7500%, 12/1/21	104,640
GBP	50,000	Virgin Media Secured Finance PLC 7.0000%, 1/15/18**	82,293
			186,933
Telephone – Integrated – 1.7%
	19,000	CenturyLink, Inc. 5.1500%, 6/15/17	18,832
	18,000	CenturyLink, Inc. 7.6000%, 9/15/39	17,663
	167,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	173,680
EUR	200,000	Telecom Italia SpA 7.0000%, 1/20/17**	257,745
	100,000	Virgin Media Finance PLC 9.5000%, 8/15/16**	112,250
			580,170
Transportation – Railroad – 0.5%
	24,000	Burlington Northern Santa Fe LLC 3.4500%, 9/15/21	24,736
	24,000	Burlington Northern Santa Fe LLC 4.9500%, 9/15/41	26,476
	41,000	CSX Corp. 4.7500%, 5/30/42	42,306
	70,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	76,650
			170,168
Transportation – Services – 0%
	4,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	3,868

Total Corporate Bonds (cost $15,545,670)			15,461,145

Foreign Government Bonds – 16.9%
AUD	320,000	Australia Government Bond 4.7500%, 6/15/16	347,193
EUR	29,000	Bundesobligation 4.0000%, 10/11/13**	40,092
EUR	277,000	Bundesobligation 2.0000%, 2/26/16**	378,947
EUR	66,000	Bundesrepublik Deutschland 3.7500%, 1/4/17**	97,568
EUR	40,000	Bundesschatzanweisungen 1.0000%, 12/14/12**	52,243
CAD	310,000	Canadian Government Bond 2.7500%, 9/1/16**	324,610
CAD	285,000	Canadian Government Bond 4.2500%, 6/1/18**	326,540
EUR	545,000	Italy Buoni Poliennali Del Tesoro 5.0000%, 3/1/22**	606,825
NZD	310,000	New Zealand Government Bond 6.0000%, 5/15/21	282,490
NOK	2,500,000	Norway Government Bond 6.5000%, 5/15/13	446,948
SEK	5,100,000	Sweden Government Bond 5.5000%, 10/8/12	766,312
GBP	123,000	United Kingdom Gilt 4.5000%, 3/7/13**	200,372
GBP	101,000	United Kingdom Gilt 2.2500%, 3/7/14**	163,412
GBP	412,000	United Kingdom Gilt 2.0000%, 1/22/16**	671,608
GBP	261,000	United Kingdom Gilt 3.7500%, 9/7/20**	468,798
GBP	68,000	United Kingdom Gilt 3.7500%, 9/7/21**	122,115
GBP	101,000	United Kingdom Gilt 4.2500%, 3/7/36**	192,437
GBP	145,000	United Kingdom Gilt 4.2500%, 12/7/40**	277,149

Total Foreign Government Bonds (cost $5,840,452)			5,765,659

Mortgage-Backed Securities – 16.4%
		Fannie Mae:
	40,540	5.0000%, 2/1/23	43,786
	75,786	5.5000%, 1/1/25	82,330
	39,822	5.5000%, 1/1/33	43,731
	28,125	5.0000%, 11/1/33	30,416

See Notes to Schedules of Investments and Financial Statements.

32 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)

	Fannie Mae: (continued)
$52,406	5.0000%, 12/1/33	$56,674
29,688	5.0000%, 2/1/34	32,106
138,585	5.5000%, 4/1/34	151,496
234,813	5.5000%, 9/1/34	256,542
60,101	5.5000%, 5/1/35	65,625
543,706	5.5000%, 7/1/35	594,018
222,572	6.0000%, 12/1/35	248,173
457,037	5.5000%, 4/1/36	499,044
259,153	5.5000%, 7/1/36	283,134
242,754	5.5000%, 5/1/37	266,583
67,355	6.0000%, 5/1/37	74,303
61,635	5.5000%, 7/1/37	67,165
39,360	5.5000%, 3/1/38	43,223
94,156	6.0000%, 11/1/38	103,869
178,306	6.0000%, 11/1/38	197,480
34,467	4.5000%, 10/1/40	36,706
40,290	4.0000%, 12/1/40	42,620
770,552	4.0000%, 2/1/41	814,638
30,955	5.0000%, 3/1/41	33,786
94,330	4.5000%, 4/1/41	101,256
62,856	5.0000%, 4/1/41	67,975
79,048	5.0000%, 4/1/41	85,609
124,501	4.5000%, 10/1/41	132,591
81,325	5.0000%, 10/1/41	87,948
	Freddie Mac:
50,221	5.0000%, 1/1/19	54,087
50,147	5.0000%, 2/1/19	54,006
68,688	5.5000%, 8/1/19	74,490
124,468	6.0000%, 1/1/38	137,133
31,976	5.5000%, 5/1/38	34,989
85,563	5.5000%, 10/1/39	93,628
71,372	4.5000%, 1/1/41	75,656
95,673	4.5000%, 5/1/41	102,245
159,288	5.0000%, 5/1/41	171,588
29,054	4.5000%, 9/1/41	30,797
62,840	4.0000%, 10/1/41	66,563
	Ginnie Mae:
123,168	5.5000%, 3/15/36	139,032

Total Mortgage-Backed Securities (cost $5,545,179)		5,577,041

U.S. Treasury Notes/Bonds – 10.3%
	U.S. Treasury Notes/Bonds:
760,000	0.2500%, 11/30/13	760,089
425,000	0.2500%, 12/15/14	423,605
420,000	0.8750%, 11/30/16	421,280
29,000	2.7500%, 12/31/17	31,791
46,000	2.7500%, 2/28/18	50,435
75,000	2.3750%, 5/31/18	80,426
15,000	1.7500%, 10/31/18	15,438
577,000	2.1250%, 8/15/21	591,786
204,000	2.0000%, 11/15/21	206,327
340,000	3.7500%, 8/15/41	399,872
503,000	3.1250%, 11/15/41	526,971

Total U.S. Treasury Notes/Bonds (cost $3,449,023)		3,508,020

Money Market – 4.9%
1,669,000	Janus Cash Liquidity Fund LLC, 0% (cost $1,669,000)	1,669,000

Total Investments (total cost $34,658,733) – 101.2%		34,419,968

Liabilities, net of Cash, Receivables and Other Assets– (1.2)%		(419,583)

Net Assets – 100%		$34,000,385

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$963,501	2.8%
Bermuda	37,410	0.1%
Canada	1,103,069	3.2%
Cayman Islands	15,838	0.0%
France	796,848	2.3%
Germany	568,850	1.6%
Ireland	227,761	0.7%
Italy	921,834	2.7%
Luxembourg	640,141	1.9%
Mexico	276,093	0.8%
Netherlands	1,398,286	4.1%
New Zealand	282,490	0.8%
Norway	446,948	1.3%
Singapore	104,500	0.3%
South Korea	205,387	0.6%
Sweden	897,884	2.6%
United Kingdom	4,528,557	13.2%
United States††	21,004,571	61.0%

Total	$34,419,968	100.0%

††	Includes Cash Equivalents (56.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units		Unrealized
Counterparty/Currency Sold/	Sold/	Currency	Appreciation/
(Purchased) and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

JPMorgan Chase & Co.:
British Pound 1/12/12	773,000	$1,200,133	$6,033
Canadian Dollar 1/12/12	(153,000)	(150,190)	582
Euro 1/12/12	(59,000)	(76,356)	(67)
Japanese Yen 1/12/12	(539,563,000)	(7,012,876)	71,822

Total		$(6,039,289)	$78,370

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that is focused on key credit characteristics can generate risk-adjusted outperformance relative to our peers over time. Through our comprehensive research process, we seek to gain differentiated research that will allow us to invest with conviction in the high-yield space.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2011, Janus High-Yield Fund’s Class T Shares returned -0.78%, compared to a 0.01% return for its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Portfolio Manager Comments

The volatility in the bond markets has been mind-numbing at times, and a wake-up call to investors that key risks to the economy remain in place. We saw this reflected in the flight to safety that sent Treasury yields to near-record lows in 2011. Quite simply, the world has too much debt and not enough growth, and we are grinding through a deleveraging period that will be more painful and last longer than most investors anticipate. Unfortunately, we have also entered a period where policy actions are not necessarily effective in terms of stabilizing the imbalance and returning us to a more normal environment.

If there’s a theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has said that it expects to keep interest rates near zero into late 2014. The question now is whether the Fed will undertake a third round of quantitative easing (QE3) this year. We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness or significant dislocation in the financial markets. We also expect easy monetary policies and low rates in Europe, where inflation expectations are falling as growth rates decline.

We expect interest rate volatility to remain high, as a risk-on/risk-off environment continues amid lack of confidence in global fiscal policy decisions. In a world that is out of balance, the bands of potential outcomes widen, making prediction more difficult. In a general sense, we have been investing against a fairly stable macro backdrop over the last 30 years. But the world changed in 2008, and since then we’ve seen massive intervention and very unconventional policy response, forcing investors to consider outcomes that exhibit much greater volatility. As long as governments around the world exhibit leverage profiles that create uncertainty, U.S. government bonds will continue to be the flight-to-quality asset of choice, due to their liquidity and perceived high quality.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk -adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the United States and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Investment Environment

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the United States and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury

34 | DECEMBER 31, 2011

(unaudited)

securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise.

In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries.

Meanwhile, U.S. macroeconomic data reflected a strengthening domestic economy, with signs of increased hiring and rising consumer confidence. Fears of a double-dip recession, which mounted over the summer as U.S. economic indicators weakened, had receded by the fourth quarter.

High-yield bonds rode the waves of investor unease. U.S. high-yield corporate spreads began the six-month period at 525 bps, peaked at 876 bps on October 4 as investors nervously watched the U.S. debt ceiling debate, domestic economic indicators and the euro zone debt situation, and then began a choppy retreat to finish the period at 699 bps. During the same period, the benchmark 10-year U.S. Treasury yield narrowed by roughly 128 bps to 1.88%. Investors’ fluctuating appetite for risk has been a primary driver in fixed-income markets during the past six months, with the performance of the Treasury market confirming U.S. sovereign debt’s attraction as a safe haven during uncertain times.

Performance Discussion

Janus High-Yield Fund modestly underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, during the six-month period ended December 31, 2011. However, because of the moderate-beta profile of the portfolio and the fact that we focus on companies that are repairing their balance sheets, we are comfortable with the results given our lower appetite for risk.

U.S. high-yield corporate credit spreads widened during the second half of 2011 as investors remained risk-averse for large portions of the period. This spread widening was partially offset by a rally in underlying interest rates, limiting the price impact. In addition, the positive carry generated by the higher yielding bonds more than offset the negative price action, resulting in a modestly negative return for Janus High-Yield Fund.

In terms of portfolio performance, and consistent with our investment process, security selection within high yield credit was the greatest contributor to relative performance. Looking at detractors, a modest cash position weighed on performance, as did certain residual equity positions that were removed from the portfolio during the period. It is important to note that cash is not an active allocation within the strategy, merely a frictional component of the investment process. Certain convertible and preferred bonds were also sources of relative underperformance. Ultimately, results came down to strong outperformance in a few names – Petrohawk Energy, Lyondell – decent outperformance in some and sharp underperformance in others, including Cengage, Springleaf Finance and Harrah’s.

Outlook

Largely because the U.S. economy is being held hostage to decisions in Europe and Washington, we expect another year of subpotential growth. We forecast U.S. gross domestic product growth of 2% in 2012, barring a worsening of the euro zone crisis and assuming that Congress extends long-term unemployment benefits and the payroll tax break until the end of the year; both are currently scheduled to expire at the end of February.

Given current high levels of productivity, we expect that hiring will continue to rise slowly as companies seek to meet essential demand. However, the modest pace will keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth will keep inflation from moving much higher. In our opinion, the core Consumer Price Index (CPI), excluding food and energy, will continue to accelerate through the first half of 2012, peaking at a 2.5% year-over-year growth rate before moving back below 2%. Core CPI’s recent increase has been largely due to artificial factors, including a supply/demand imbalance in the housing rental market that has pushed up owners’ equivalent rent (OER), a major component of core CPI. We believe this imbalance will

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund (unaudited)

correct itself. Meanwhile, producer input prices are dropping, reducing the level of price pressure in the pipeline.

This low-inflation environment would give the Federal Reserve room to continue its accommodative short-term interest rate policy. The Fed has said that it plans to keep short-term interest rates near zero through late 2014. We believe there is a 50% chance that the Fed will initiate QE3 in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We expect global economic growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. In our view Europe will be in recession next year, with growth of negative 0.5% to negative 1%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk from Europe, political deadlock in Washington and automatic $1.2 trillion government spending cuts scheduled to begin in January 2013. However, we think that rates will be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by the Fed’s stated intention to keep interest rates near zero until late 2014. The five-year Treasury is the pivot point and stands to benefit if the Fed implements a third round of quantitative easing. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will become more vulnerable to inflation concerns the longer the Fed’s accommodative policy continues. We believe this scenario bodes well for fixed-income assets, as market participants likely will look for yield while staying away from equities due to the volatile nature of the market.

We believe there is potential for high-yield spreads to narrow during 2012 given the significant levels of cash available to businesses, conservative balance sheet management and the continued search for yield by investors. This view is balanced by our anticipation of headline-driven credit spread volatility as Europe navigates a difficult debt crisis and election-year politics in the U.S. may lead to investor uncertainty.

The high-yield portfolio continues to focus on businesses that are undergoing a period of balance sheet repair, often through debt reduction. Historically this has resulted in generally higher rating-agency ratings, however these ratings are not an active part of our research process and are merely a residual outcome. In terms of high-yield sectors, there are no sectors that are demonstrating significant mispricing, in our opinion, so our focus is more toward areas of reduced volatility in seeking to navigate the headline risks mentioned earlier. The energy sector, with an emphasis on oil and away from natural gas, is demonstrating stable cash flows and limited spread volatility. In addition, we like the cable television sector during this U.S. election year given the incremental revenues from political advertisements and companies’ ability to minimize cash flow volatility.

Top Detractors

Cengage:  As the second-largest producer of higher education text books, we think Cengage is a compelling long-term growth business tied to increasing enrollments at universities across the United States. We like the company’s solid equity cushion, pricing strength and free cash flow generation. Although pressures on for-profit educators and the rental market have had a short term impact on the business, we believe this will be a transient negative. We are also constructive on the ongoing conversion to digital books, which will result in decreased used book volumes and higher margins.

Springleaf Finance:  In 2010, AIG sold an 80% stake in consumer lender Springleaf Financial, formerly American General Finance, to funds managed by Fortress Investment Group. In order to drive long-term profitability and return on investment, we believe that Fortress will seek to lower funding costs, an intention that the management team underscored when it refinanced a $3 billion term loan last year. We believe Springleaf will look to diversify its funding sources via securitizations and a real estate investment trust (REIT) IPO in order to improve margins and bridge liquidity. Delinquency ratios have shown stabilization and the demographic that Springleaf targets appears underbanked in light of heightened regulatory scrutiny within the banking industry.

Top Contributors

Petrohawk Energy:  Petrohawk was acquired in August 2011 by BHP Billiton, one of the largest global mining companies and the third-largest oil and gas producer in the U.S. Gulf of Mexico. Petrohawk is a Houston-based company whose oil and gas interests are concentrated primarily in U.S. onshore shale plays, specifically in Texas and Louisiana. The acquisition was expected to nearly double BHP’s oil and gas resource bases and increase

36 | DECEMBER 31, 2011

(unaudited)

the company’s production by about 10% over the next 10 years. The deal highlights growing interest in shale fracturing as a means to reduce U.S. dependence on foreign oil imports.

Lyondell:  The third largest chemical producer in the United States, Lyondell in November tendered above market price for a large portion of its outstanding debt. We believe the commodity chemicals this company produces have a significant cost-of-production advantage due to the emergence of shale gas. The primary raw input to their production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply, driving higher margins at Lyondell. The company’s new management team is return-on-capital driven and disciplined on investing in their business. They are also targeting an investment grade rating as debt retirement efforts continue.

On behalf of every member of our investment team, thank you for your investment in Janus High-Yield Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund (unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
December 31, 2011

Weighted Average Maturity	7.3 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	7.25%
With Reimbursement	7.25%
Class A Shares at MOP
Without Reimbursement	6.90%
With Reimbursement	6.90%
Class C Shares***
Without Reimbursement	6.45%
With Reimbursement	6.45%
Class D Shares
Without Reimbursement	7.38%
With Reimbursement	7.38%
Class I Shares
Without Reimbursement	7.47%
With Reimbursement	7.47%
Class R Shares
Without Reimbursement	6.75%
With Reimbursement	6.75%
Class S Shares
Without Reimbursement	7.00%
With Reimbursement	7.00%
Class T Shares
Without Reimbursement	7.26%
With Reimbursement	7.26%
Number of Bonds/Notes	246

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities )
December 31, 2011

A	2.2%
BBB	5.9%
BB	28.3%
B	47.6%
CCC	13.3%
CC	0.3%
Other	2.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2011

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 1.0% of total net assets.

38 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011						Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	–0.80%	3.16%	6.48%	7.34%	7.78%	0.93%	0.93%

MOP	–5.56%	–1.71%	5.45%	6.82%	7.46%

Janus High-Yield Fund – Class C Shares

NAV	–1.19%	2.33%	5.74%	6.59%	7.02%	1.69%	1.69%

CDSC	–2.14%	1.37%	5.74%	6.59%	7.02%

Janus High-Yield Fund – Class D Shares(1)	–0.72%	3.32%	6.62%	7.44%	7.85%	0.77%	0.77%

Janus High-Yield Fund – Class I Shares	–0.58%	3.36%	6.58%	7.42%	7.83%	0.71%	0.71%

Janus High-Yield Fund – Class R Shares	–1.03%	2.74%	6.01%	6.85%	7.29%	1.34%	1.34%

Janus High-Yield Fund – Class S Shares	–0.90%	2.95%	6.30%	7.12%	7.56%	1.14%	1.14%

Janus High-Yield Fund – Class T Shares	–0.78%	3.20%	6.58%	7.42%	7.83%	0.89%	0.89%

Barclays Capital U.S. Corporate High-Yield Bond Index	0.01%	4.98%	7.54%	8.85%	7.18%

Lipper Quartile – Class T Shares	–	3rd	1st	2nd	1st

Lipper Ranking – based on total returns for High Current Yield Funds	–	264/491	68/356	92/238	7/81

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 39

Janus High-Yield Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

40 | DECEMBER 31, 2011

(unaudited)

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$992.00	$4.51

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$988.10	$8.40

Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$992.80	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$993.10	$3.46

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$989.70	$6.85

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$991.00	$5.61

Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$992.20	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42

†	Expenses are equal to the annualized expense ratio of 0.90% for Class A Shares, 1.68% for Class C Shares, 0.75% for Class D Shares, 0.69% for Class I Shares, 1.37% for Class R Shares, 1.12% for Class S Shares and 0.87% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 41

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Bank Loans – 4.3%
Advertising Sales – 0.1%
$1,526,256	Visant Corp. 5.2500%, 12/22/16‡	$1,428,133
15,601	Visant Corp. 6.2500%, 12/22/16‡	14,598
		1,442,731
Bicycle Manufacturing – 0.1%
1,485,000	SRAM, LLC 8.5000%, 12/7/18‡	1,485,000
Broadcast Services and Programming – 0.5%
10,685,000	Hubbard Broadcasting, Inc. 8.7500%, 4/30/18‡	10,578,150
Building – Residential and Commercial – 0.1%
1,791,463	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,692,932
Building Products – Air and Heating – 0.2%
1,388,803	Goodman Global, Inc. 5.7500%, 10/28/16‡	1,386,206
2,089,182	Goodman Global, Inc. 9.0000%, 10/30/17‡	2,091,355
		3,477,561
Casino Hotels – 1.1%
14,257,000	Caesars Entertainment Corp. 9.2500%, 4/25/17‡	13,529,893
7,787,000	MGM Resorts International 7.0000%, 2/21/14‡	7,627,989
		21,157,882
Casino Services – 0.1%
2,299,151	CCM Merger, Inc. 7.0000%, 3/1/17‡	2,274,252
Educational Software – 0.8%
18,058,000	Blackboard, Inc. 11.5000%, 4/4/19‡	16,071,620
Food – Miscellaneous/Diversified – 0.3%
5,356,723	Del Monte Foods Co. 4.5000%, 3/8/18‡	5,075,495
Food – Retail – 0.1%
1,504,000	Great Atlantic & Pacific Tea Co. 8.7500%, 6/14/12‡	1,505,880
Investment Companies – 0.3%
5,114,559	Fox Acquisition LLC 4.7500%, 7/14/15‡	4,986,644
Medical – Outpatient and Home Medical Care – 0.2%
4,781,700	Res-Care, Inc. 7.2500%, 12/22/16‡	4,518,707
Retail – Pet Food and Supplies – 0.1%
2,957,130	Petco Animal Supplies, Inc. 4.5000%, 11/14/17‡	2,876,193
Retail – Restaurants – 0.1%
2,306,618	Burger King Corp. 4.5000%, 10/19/16‡	2,260,485
Toys – 0.2%
3,344,875	Oriental Trading Co., Inc. 7.0000%, 2/11/17‡	3,223,624

Total Bank Loans (cost $84,779,528)		82,627,156

Corporate Bonds – 89.4%
Advertising Services – 0.6%
2,471,000	Checkout Holding Corp. 0%, 11/15/15 (144A)	1,309,630
11,513,000	Visant Corp. 10.0000%, 10/1/17	10,534,395
		11,844,025
Aerospace and Defense – 2.0%
38,363,000	ADS Tactical, Inc. 11.0000%, 4/1/18 (144A)	37,979,370
Aerospace and Defense – Equipment – 0.6%
9,906,000	TransDigm, Inc. 7.7500%, 12/15/18	10,648,950
Agricultural Chemicals – 1.0%
1,165,000	CF Industries, Inc. 6.8750%, 5/1/18	1,333,925
12,255,000	CF Industries, Inc. 7.1250%, 5/1/20	14,491,537
3,109,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	2,697,058
		18,522,520
Airlines – 0.5%
966,000	Delta Air Lines, Inc. 9.5000%, 9/15/14 (144A)	994,980
4,473,000	United Air Lines, Inc. 9.8750%, 8/1/13 (144A)	4,573,642
4,341,000	United Air Lines, Inc. 12.0000%, 11/1/13 (144A)	4,525,493
		10,094,115
Apparel Manufacturers – 0.9%
6,759,000	Levi Strauss & Co. 8.8750%, 4/1/16	7,029,360
11,548,000	Quiksilver, Inc. 6.8750%, 4/15/15	10,725,205
		17,754,565
Automotive – Cars and Light Trucks – 0.7%
11,648,000	Ford Motor Co. 7.4500%, 7/16/31**	13,977,600
Automotive – Truck Parts and Equipment – Original – 1.4%
3,101,000	Accuride Corp. 9.5000%, 8/1/18	2,992,465
10,897,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	11,823,245
3,699,000	International Automotive Components Group S.L. 9.1250%, 6/1/18 (144A)	3,310,605
4,673,000	Tenneco, Inc. 7.7500%, 8/15/18	4,953,380
4,185,000	Tomkins LLC / Tomkins, Inc. 9.0000%, 10/1/18	4,640,119
		27,719,814

See Notes to Schedules of Investments and Financial Statements.

42 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Automotive – Truck Parts and Equipment – Replacement – 0.5%
$12,482,000	Exide Technologies 8.6250%, 2/1/18	$9,611,140
Beverages – Wine and Spirits – 1.1%
1,240,000	Constellation Brands, Inc. 8.3750%, 12/15/14	1,391,900
16,743,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	18,889,469
		20,281,369
Broadcast Services and Programming – 0.8%
14,534,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	15,297,035
Building – Residential and Commercial – 1.0%
6,201,000	Lennar Corp. 5.6000%, 5/31/15	6,107,985
7,441,000	M/I Homes, Inc. 8.6250%, 11/15/18	6,585,285
6,201,000	Meritage Homes Corp. 6.2500%, 3/15/15	6,107,985
		18,801,255
Building and Construction – Miscellaneous – 0.3%
4,961,000	American Residential Services LLC 12.0000%, 4/15/15 (144A)	4,961,000
Building and Construction Products – Miscellaneous – 0.6%
9,935,000	Ply Gem Industries, Inc. 13.1250%, 7/15/14	8,792,475
3,090,000	Ply Gem Industries, Inc. 8.2500%, 2/15/18	2,692,163
		11,484,638
Building Products – Cement and Aggregate – 0.6%
11,130,000	Cemex Espana Luxembourg 9.2500%, 5/12/20 (144A)	8,486,625
3,008,000	Cemex S.A.B. de C.V. 5.3686%, 9/30/15 (144A),‡	2,237,200
		10,723,825
Building Products – Doors and Windows – 0.3%
6,179,000	Masonite International Corp. 8.2500%, 4/15/21 (144A)	6,055,420
Building Products – Wood – 0.5%
9,407,000	Boise Cascade LLC 7.1250%, 10/15/14	9,348,206
Cable/Satellite Television – 1.9%
9,940,000	Block Communications, Inc. 8.2500%, 12/15/15 (144A)	10,126,375
16,123,000	Ono Finance II PLC 10.8750%, 7/15/19 (144A)	14,349,470
10,788,000	Unitymedia Hessen/Unitymedia NRW 8.1250%, 12/1/17 (144A)	11,394,825
		35,870,670
Casino Hotels – 5.6%
15,035,000	Ameristar Casinos, Inc. 7.5000%, 4/15/21	15,486,050
2,485,000	Caesars Entertainment Operating Co., Inc. 11.2500%, 6/1/17	2,637,206
1,860,000	Caesars Entertainment Operating Co., Inc. 12.7500%, 4/15/18	1,478,700
32,569,000	Caesars Entertainment Operating Co., Inc. 10.0000%, 12/15/18	22,309,765
3,091,000	CityCenter Holdings LLC / CityCenter Finance Corp. 7.6250%, 1/15/16 (144A)	3,168,275
4,477,000	MGM Mirage 10.3750%, 5/15/14	5,114,973
12,085,000	MGM Mirage 4.2500%, 4/15/15	11,465,644
10,549,000	MGM Mirage 7.5000%, 6/1/16	10,100,667
4,314,000	MGM Mirage 11.1250%, 11/15/17	4,917,960
3,423,000	MGM Mirage 11.3750%, 3/1/18	3,765,300
6,212,000	MGM Mirage 9.0000%, 3/15/20	6,879,790
7,999,000	MGM Resorts International 6.6250%, 7/15/15	7,599,050
10,891,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.7500%, 8/15/20	12,089,010
		107,012,390
Casino Services – 1.3%
16,508,000	CCM Merger, Inc. 8.0000%, 8/1/13 (144A)	15,930,220
8,290,000	International Game Technology 3.2500%, 5/1/14	9,720,025
		25,650,245
Cellular Telecommunications – 0.3%
7,710,000	Sprint Nextel Corp. 6.0000%, 12/1/16	6,399,300
Chemicals – Diversified – 2.4%
9,145,000	Lyondell Chemical Co. 8.0000%, 11/1/17	9,990,912
3,764,205	Lyondell Chemical Co. 11.0000%, 5/1/18	4,112,394
31,620,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	32,805,750
		46,909,056
Commercial Banks – 2.2%
7,136,000	CIT Group, Inc. 7.0000%, 5/4/15 (144A)	7,144,920
28,281,000	CIT Group, Inc. 7.0000%, 5/1/17**	28,281,000
6,504,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	6,731,640
		42,157,560
Commercial Services – 0.6%
921,000	Iron Mountain, Inc. 7.7500%, 10/1/19	972,806
9,707,000	Iron Mountain, Inc. 8.3750%, 8/15/21	10,337,955
		11,310,761

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 43

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Commercial Services – Finance – 0.7%
$12,442,000	Cardtronics, Inc. 8.2500%, 9/1/18	$13,530,675
Consulting Services – 0.5%
9,360,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	9,443,304
Consumer Products – Miscellaneous – 0.6%
5,905,000	Reynolds Group Issuer, Inc. 7.1250%, 4/15/19 (144A)	6,008,338
3,101,000	Reynolds Group Issuer, Inc. 9.0000%, 4/15/19 (144A)	2,945,950
2,170,000	Reynolds Group Issuer, Inc. 7.8750%, 8/15/19 (144A)	2,267,650
		11,221,938
Containers – Metal and Glass – 0.7%
4,961,000	Ardagh Packaging Finance PLC 7.3750%, 10/15/17 (144A)	5,010,610
8,372,000	Ardagh Packaging Finance PLC 9.1250%, 10/15/20 (144A)	8,288,280
		13,298,890
Containers – Paper and Plastic – 0.5%
6,221,000	Graphic Packaging International, Inc. 7.8750%, 10/1/18	6,625,365
2,836,000	Sealed Air Corp 8.1250%, 9/15/19 (144A)	3,105,420
		9,730,785
Cosmetics and Toiletries – 0.1%
1,854,000	Elizabeth Arden, Inc. 7.3750%, 3/15/21	1,928,160
Cruise Lines – 0.2%
4,016,000	NCL Corp, Ltd. 9.5000%, 11/15/18	4,186,680
Data Processing and Management – 0.2%
4,735,000	First Data Corp. 11.2500%, 3/31/16**	3,930,050
Direct Marketing – 0.8%
9,935,000	Affinion Group Holdings, Inc. 11.6250%, 11/15/15	8,246,050
7,095,000	Affinion Group, Inc. 11.5000%, 10/15/15	6,190,388
		14,436,438
Distribution/Wholesale – 0.5%
3,938,000	Ace Hardware Corp. 9.1250%, 6/1/16 (144A)	4,174,280
4,961,000	McJunkin Red Man Corp. 9.5000%, 12/15/16	5,035,415
		9,209,695
Diversified Banking Institutions – 2.7%
12,723,000	Ally Financial, Inc. 7.5000%, 9/15/20	12,850,230
14,377,000	Bank of America Corp. 5.0000%, 5/13/21	13,095,075
13,762,000	Goldman Sachs Group, Inc. 5.2500%, 7/27/21	13,425,381
14,341,000	Morgan Stanley 5.5000%, 7/28/21	13,260,191
		52,630,877
Diversified Minerals – 1.6%
22,609,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	22,835,090
8,525,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	8,674,187
		31,509,277
Diversified Operations – 0.4%
7,423,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	7,311,655
Diversified Operations – Commercial Services – 0.4%
6,621,000	ARAMARK Corp. 8.5000%, 2/1/15	6,786,525
Electric – Generation – 0.6%
2,480,000	AES Corp. 9.7500%, 4/15/16	2,839,600
7,058,000	AES Corp. 8.0000%, 10/15/17	7,763,800
		10,603,400
Electric – Integrated – 0.9%
6,218,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	6,715,440
10,787,000	Ipalco Enterprises, Inc. 5.0000%, 5/1/18	10,571,260
		17,286,700
Electronic Components – Semiconductors – 0.9%
9,873,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17	10,243,237
6,839,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A)	7,146,755
		17,389,992
Engines – Internal Combustion – 0.3%
5,628,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	5,768,700
Enterprise Software/Services – 0.6%
12,306,000	Lawson Software 11.5000%, 7/15/18 (144A)	11,936,820
Finance – Auto Loans – 1.0%
5,891,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	6,412,159
2,480,000	Ford Motor Credit Co. LLC 8.7000%, 10/1/14	2,769,178
9,302,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	10,949,087
		20,130,424
Finance – Consumer Loans – 0.7%
13,226,000	AGFC Capital Trust I 6.0000%, 1/15/67 (144A),‡	5,488,790
10,848,000	Springleaf Finance Corp. 6.9000%, 12/15/17	7,810,560
		13,299,350
Finance – Investment Bankers/Brokers – 0.9%
17,110,000	E*Trade Financial Corp. 6.7500%, 6/1/16	16,596,700
Food – Dairy Products – 0.8%
15,156,000	Dean Foods Co. 9.7500%, 12/15/18	16,141,140

See Notes to Schedules of Investments and Financial Statements.

44 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Food – Meat Products – 2.1%
$12,999,000	JBS USA LLC/JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	$12,121,567
20,136,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	18,927,840
3,707,000	Smithfield Foods Inc. 4.0000%, 6/30/13	4,545,709
3,310,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	3,847,875
		39,442,991
Food – Miscellaneous/Diversified – 1.6%
13,203,000	Del Monte Corp. 7.6250%, 2/15/19	12,674,880
5,504,000	Dole Food Co., Inc. 8.7500%, 7/15/13	5,820,480
5,779,000	Dole Food Co., Inc. 13.8750%, 3/15/14	6,674,745
5,299,000	Dole Foods Co. 8.0000%, 10/1/16 (144A)	5,524,207
		30,694,312
Food – Retail – 0.3%
3,287,000	Stater Brothers Holdings, Inc. 7.7500%, 4/15/15	3,373,284
2,499,000	Stater Brothers Holdings, Inc. 7.3750%, 11/15/18	2,636,445
		6,009,729
Gambling – Non-Hotel – 0.5%
5,947,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	5,500,975
4,707,000	Pinnacle Entertainment, Inc. 8.7500%, 5/15/20	4,612,860
		10,113,835
Health Care Cost Containment – 0.2%
4,617,000	ExamWorks Group, Inc. 9.0000%, 7/15/19 (144A)	4,178,385
Home Furnishings – 0.4%
8,372,000	Norcraft Cos. L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15	7,806,890
Hotels and Motels – 0.1%
2,362,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,669,060
Independent Power Producer – 1.1%
6,520,000	Calpine Corp. 7.8750%, 7/31/20 (144A)	7,025,300
6,539,000	NRG Energy, Inc. 7.3750%, 1/15/17	6,784,212
6,520,000	NRG Energy, Inc. 8.5000%, 6/15/19	6,617,800
		20,427,312
Machine Tools and Related Products – 0.2%
3,090,000	Thermadyne Holdings Corp. 9.0000%, 12/15/17	3,198,150
Machinery – Farm – 0.1%
1,860,000	Case New Holland, Inc. 7.8750%, 12/1/17	2,101,800
Medical – Hospitals – 1.5%
5,538,000	HCA, Inc. 6.5000%, 2/15/20	5,745,675
8,803,000	Iasis Healthcare LLC/Iasis Capital Corp. 8.3750%, 5/15/19	7,680,618
4,969,000	LifePoint Hospitals, Inc. 6.6250%, 10/1/20	5,149,126
10,820,000	Universal Health Services, Inc. 7.0000%, 10/1/18	11,225,750
		29,801,169
Medical – Outpatient and Home Medical Care – 0%
618,000	Res-Care, Inc. 10.7500%, 1/15/19	638,085
Medical Labs and Testing Services – 0.2%
4,326,000	Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.7500%, 1/15/18	4,304,370
Motion Pictures and Services – 0.6%
12,386,000	Lions Gate Entertainment, Inc. 10.2500%, 11/1/16 (144A)	12,447,930
Multi-Line Insurance – 0.9%
19,812,000	American International Group, Inc. 8.1750%, 5/15/58‡	17,632,680
Office Furnishings – Original – 0.3%
5,646,000	Interface, Inc. 7.6250%, 12/1/18	5,970,645
Office Supplies and Forms – 0.3%
5,592,000	ACCO Brands Corp. 10.6250%, 3/15/15	6,221,100
Oil – Field Services – 0.3%
1,664,000	Basic Energy Services, Inc. 7.1250%, 4/15/16	1,668,160
2,782,000	Basic Energy Services, Inc. 7.7500%, 2/15/19	2,802,865
1,545,000	Calfrac Holdings L.P. 7.5000%, 12/1/20 (144A)	1,506,375
		5,977,400
Oil and Gas Drilling – 0.1%
1,538,000	Precision Drilling Corp. 6.5000%, 12/15/21 (144A)	1,568,760
Oil Companies – Exploration and Production – 7.7%
3,090,000	Antero Resources Finance Corp. 7.2500%, 8/1/19 (144A)	3,167,250
3,101,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	3,349,080
7,451,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	7,544,137
3,424,000	Chesapeake Energy Corp. 6.8750%, 11/15/20	3,663,680
13,281,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	13,646,227
4,975,000	Continental Resources, Inc. 8.2500%, 10/1/19	5,472,500
3,101,000	Continental Resources, Inc. 7.1250%, 4/1/21	3,364,585
3,091,000	Denbury Resources, Inc. 6.3750%, 8/15/21	3,230,095

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 45

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)

$8,964,000	EV Energy Partners L.P. / EV Energy Finance Corp 8.0000%, 4/15/19	$9,120,870
6,352,000	Harvest Operations Corp. 6.8750%, 10/1/17 (144A)	6,574,320
3,101,000	Hilcorp Energy L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21 (144A)	3,248,298
4,154,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19 (144A)	4,304,582
4,557,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19 (144A)	4,522,822
4,975,000	Linn Energy LLC / Linn Energy Finance Corp. 7.7500%, 2/1/21	5,174,000
6,793,000	Newfield Exploration Co. 5.7500%, 1/30/22	7,336,440
3,951,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	3,921,368
6,975,000	OGX Petroleo e Gas Participacoes S.A. 8.5000%, 6/1/18 (144A)	6,835,500
1,115,000	Pioneer Natural Resources Co. 5.8750%, 7/15/16	1,213,447
1,628,000	Pioneer Natural Resources Co. 6.6500%, 3/15/17	1,801,327
12,381,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	13,000,050
537,000	Range Resources, Corp. 7.2500%, 5/1/18	574,590
5,588,000	SandRidge Energy, Inc. 9.8750%, 5/15/16 (144A)	5,979,160
2,472,000	SM Energy Co. 6.6250%, 2/15/19 (144A)	2,570,880
3,926,000	SM Energy Co. 6.5000%, 11/15/21 (144A)	4,043,780
11,994,000	Stone Energy Corp. 6.7500%, 12/15/14	11,814,090
8,888,000	Venoco, Inc. 8.8750%, 2/15/19	7,999,200
3,584,000	W&T Offshore, Inc. 8.5000%, 6/15/19 (144A)	3,709,440
		147,181,718
Oil Field Machinery and Equipment – 0.5%
9,573,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21 (144A)	9,788,393
Oil Refining and Marketing – 0.5%
7,447,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. 6.6250%, 11/15/19 (144A)	7,744,880
2,472,000	Frontier Oil Corp. 6.8750%, 11/15/18	2,533,800
		10,278,680
Paper and Related Products – 0.5%
8,700,000	Longview Fibre Paper & Packaging, Inc. 8.0000%, 6/1/16 (144A)	8,700,000
Pharmacy Services – 1.0%
18,408,000	Omnicare, Inc. 7.7500%, 6/1/20	19,765,590
Physical Therapy and Rehabilitation Centers – 0.5%
6,181,000	Healthsouth Corp. 7.2500%, 10/1/18	6,134,642
3,089,000	Healthsouth Corp. 7.7500%, 9/15/22	3,038,804
		9,173,446
Pipelines – 2.9%
3,114,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19 (144A)	3,028,365
17,452,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	19,066,310
6,271,000	El Paso Corp. 6.5000%, 9/15/20	6,778,914
2,152,000	El Paso Corp. 7.7500%, 1/15/32	2,485,560
9,211,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	9,480,090
9,919,000	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp 6.2500%, 6/15/22	10,365,355
3,742,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	3,975,875
		55,180,469
Printing – Commercial – 1.3%
13,445,000	American Reprographics Co. 10.5000%, 12/15/16	11,966,050
15,653,000	Cenveo Corp. 8.8750%, 2/1/18	13,657,242
		25,623,292
Publishing – Books – 0.8%
25,043,000	Cengage Learning Acquisitions, Inc. 13.2500%, 7/15/15 (144A),‡	16,090,128
Publishing – Newspapers – 0.3%
3,735,000	Gannett Co., Inc. 6.3750%, 9/1/15	3,791,025
1,788,000	Gannett Co., Inc. 7.1250%, 9/1/18	1,761,180
		5,552,205
Publishing – Periodicals – 0.5%
7,452,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18	8,048,160
2,014,000	Nielson Finance Co. LLC 11.5000%, 5/1/16	2,306,030
		10,354,190
Radio – 1.4%
15,574,000	Entercom Radio LLC 10.5000%, 12/1/19 (144A)	15,574,000
10,557,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15 (144A)	11,559,915
		27,133,915
Real Estate Management/Services – 0.9%
16,945,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19 (144A)	16,521,375

See Notes to Schedules of Investments and Financial Statements.

46 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

REIT – Hotels – 0.4%
$2,664,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	$2,737,260
5,730,000	Host Hotels & Resorts L.P. 6.0000%, 10/1/21 (144A)	5,873,250
		8,610,510
REIT – Office Property – 1.0%
16,743,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	18,362,969
REIT – Regional Malls – 0.5%
8,798,000	Rouse Co. L.P. 6.7500%, 11/9/15	8,896,978
Rental Auto/Equipment – 0.4%
3,422,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.7500%, 5/15/16	3,447,665
4,043,000	Hertz Corp. 7.5000%, 10/15/18	4,224,935
		7,672,600
Research & Development – 0.2%
4,164,000	Jaguar Holding Co. 9.5000%, 12/1/19 (144A)	4,372,200
Retail – Apparel and Shoe – 0.1%
2,472,000	J Crew Group, Inc. 8.1250%, 3/1/19	2,360,760
Retail – Arts and Crafts – 0.5%
9,018,000	Michael’s Stores, Inc. 11.3750%, 11/1/16	9,558,178
Retail – Drug Store – 0.3%
6,224,000	Rite Aid Corp. 9.5000%, 6/15/17	5,679,400
Retail – Leisure Products – 0.2%
3,877,000	Steinway Musical Instruments 7.0000%, 3/1/14 (144A)	3,881,846
Retail – Perfume and Cosmetics – 0.6%
10,495,000	Sally Holdings LLC / Sally Capital, Inc. 6.8750%, 11/15/19 (144A)	10,967,275
Retail – Propane Distribution – 1.0%
1,889,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 9.1250%, 10/1/17	1,974,005
4,897,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	4,737,847
9,185,000	Inergy L.P./Inergy Finance Corp. 7.0000%, 10/1/18	9,322,775
2,226,000	Inergy L.P./Inergy Finance Corp. 6.8750%, 8/1/21	2,237,130
		18,271,757
Retail – Regional Department Stores – 0.6%
5,283,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	6,168,378
5,595,000	Neiman Marcus Group, Inc. 10.3750%, 10/15/15	5,811,862
		11,980,240
Retail – Restaurants – 1.8%
7,729,000	DineEquity, Inc. 9.5000%, 10/30/18	8,299,014
4,837,000	Landry’s Acquisition Co. 11.6250%, 12/1/15 (144A)	5,090,943
4,651,000	Landry’s Holdings, Inc. 11.5000%, 6/1/14 (144A)	4,557,980
1,854,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15 (144A)	1,951,335
6,237,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15	6,564,442
7,454,000	OSI Restaurant Partners, Inc. 10.0000%, 6/15/15	7,705,572
		34,169,286
Retail – Sporting Goods – 0%
615,000	Academy, Ltd. / Academy Finance Corp. 9.2500%, 8/1/19 (144A)	607,313
Retail – Toy Store – 0.2%
3,112,000	Toys R Us Property Co. LLC 8.5000%, 12/1/17	3,220,920
Satellite Telecommunications – 0.7%
3,708,000	Intelsat Jackson Holdings S.A. 7.2500%, 4/1/19 (144A)	3,763,620
5,692,000	Intelsat Jackson Holdings S.A. 7.2500%, 10/15/20 (144A)	5,777,380
4,326,000	Intelsat Jackson Holdings S.A. 7.5000%, 4/1/21 (144A)	4,374,668
		13,915,668
Semiconductor Equipment – 0.6%
11,437,000	Sensata Technologies Holding N.V. 6.5000%, 5/15/19 (144A)	11,294,038
Shipbuilding – 0.4%
8,405,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18 (144A)	8,236,900
Telecommunication Services – 0.7%
6,852,000	Level 3 Communications, Inc. 11.8750%, 2/1/19	7,297,380
5,581,000	Qwest Corp. 8.3750%, 5/1/16	6,392,327
		13,689,707
Telephone – Integrated – 2.7%
8,383,000	Level 3 Financing, Inc. 10.0000%, 2/1/18	8,885,980
12,377,000	Level 3 Financing, Inc. 9.3750%, 4/1/19	12,918,494
4,129,000	Level 3 Financing, Inc. 8.1250%, 7/1/19 (144A)	4,067,065
16,035,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	16,676,400
4,349,000	Virgin Media Finance PLC 8.3750%, 10/15/19	4,773,027
4,354,000	Windstream Corp. 7.7500%, 10/15/20	4,500,948
		51,821,914
Theaters – 0.4%
7,384,000	National CineMedia LLC 7.8750%, 7/15/21	7,319,390
Transportation – Air Freight – 0.4%
6,801,000	AMGH Merger Sub, Inc. 9.2500%, 11/1/18 (144A)	7,005,030

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 47

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Transportation – Railroad – 1.0%
$9,509,000	Florida East Coast Railway Corp. 8.1250%, 2/1/17	$9,390,137
2,660,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,912,700
7,327,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	7,766,620
		20,069,457
Transportation – Truck – 0.8%
14,630,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	15,398,075

Total Corporate Bonds (cost $1,701,115,637)		1,718,633,419

Preferred Stock – 1.2%
Diversified Banking Institutions – 0.4%
120,325	GMAC Capital Trust I, 8.1250%	2,327,085
445,975	Royal Bank of Scotland Group PLC, 7.2500%	5,695,101
		8,022,186
Diversified Financial Services – 0.4%
326,325	Citigroup Capital XIII, 7.8750%	8,504,030
Electric – Integrated – 0.2%
59,000	PPL Corp., 8.7500%	3,274,500
Special Purpose Entity – 0.2%
361,215	Dole Food Automatic Exchange, 7.0000%§	3,087,268

Total Preferred Stock (cost $27,381,651)		22,887,984

Money Market – 3.8%
73,519,843	Janus Cash Liquidity Fund LLC, 0% (cost $73,519,843)	73,519,843

Total Investments (total cost $1,886,796,659) – 98.7%		1,897,668,402

Cash, Receivables and Other Assets, net of Liabilities – 1.3%		25,148,508

Net Assets – 100%		$1,922,816,910

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$31,509,277	1.7%
Bermuda	4,186,680	0.2%
Brazil	6,835,500	0.4%
Canada	18,503,082	1.0%
France	18,889,469	1.0%
Germany	11,394,825	0.6%
Ireland	27,648,360	1.5%
Luxembourg	13,915,668	0.7%
Mexico	12,916,520	0.7%
Netherlands	44,099,788	2.3%
Singapore	7,146,755	0.4%
Spain	11,797,230	0.6%
United Kingdom	10,468,128	0.5%
United States††	1,678,357,120	88.4%

Total	$1,897,668,402	100.0%

††	Includes Cash Equivalents (84.6% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

48 | DECEMBER 31, 2011

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2011, Janus Short-Term Bond Fund’s Class T Shares returned -0.06%, compared to a 0.53% return for its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Portfolio Manager Comments

The volatility in the bond markets has been mind-numbing at times, and a wake-up call to investors that key risks to the economy remain in place. We saw this reflected in the flight to safety that sent Treasury yields to near-record lows in 2011. Quite simply, the world has too much debt and not enough growth, and we are grinding through a deleveraging period that will be more painful and last longer than most investors anticipate. Unfortunately, we have also entered a period where policy actions are not necessarily effective in terms of stabilizing the imbalance and returning us to a more normal environment.

If there’s a theme for 2012 it’s that investors should get used to low rates. The Federal Reserve (Fed) has said that it expects to keep interest rates near zero into late 2014. The question now is whether the Fed will undertake a third round of quantitative easing (QE3) this year. We think the Fed isn’t ready to shoot this bullet yet, but will respond if it sees economic weakness or significant dislocation in the financial markets. We also expect easy monetary policies and low rates in Europe, where inflation expectations are falling as growth rates decline.

We expect interest rate volatility to remain high, as a risk-on/risk-off environment continues amid lack of confidence in global fiscal policy decisions. In a world that is out of balance, the bands of potential outcomes widen, making prediction more difficult. In a general sense, we have been investing against a fairly stable macro backdrop over the last 30 years. But the world changed in 2008, and since then we’ve seen massive intervention and very unconventional policy response, forcing investors to consider outcomes that exhibit much greater volatility. As long as governments around the world exhibit leverage profiles that create uncertainty, U.S. government bonds will continue to be the flight-to-quality asset of choice, due to their liquidity and perceived high quality.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk -adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the United States and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Investment Environment

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the United States and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury

Janus Fixed Income & Money Market Funds | 49

Janus Short-Term Bond Fund (unaudited)

securities, as the darkening global economic picture made Treasury’s appear to be the safest haven available.

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise.

In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the European Central Bank served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries.

Meanwhile, U.S. macroeconomic data reflected a strengthening domestic economy, with signs of increased hiring and rising consumer confidence. Fears of a double-dip recession, which mounted over the summer as U.S. economic indicators weakened, had receded by the fourth quarter.

Performance discussion

Our underweight exposure to the U.S. Treasury market provided a drag on return in the second half of 2011. Treasuries made up 15% of the fund’s assets at the end of the period. We expect that rates will remain range-bound throughout 2012 and anticipate little accretive value for the portfolio from U.S. Treasuries. However, a position in U.S. Treasuries will be maintained to satisfy any liquidity needs due to sentiment shifts that may cause investors to shift asset classes out of fixed income into equity. Nonetheless, we always intend to maximize risk-adjusted returns from the asset class, with preservation of capital first and foremost on our minds.

We reduced our allocation to bank loans during the period, to roughly 2.6% at year’s end from 3.9% at the beginning of the six-month period. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but bank loan prices have declined as concern about rising inflation has faded. A small cash position also weighed slightly on second-half 2011 performance. It is important to note that cash is not an active allocation within the strategy, but it is prudent to keep a certain level of “frictional” cash on hand to meet day-to-day needs.

Security selection within corporate credit was the greatest contributor to performance during the period. Consistent with recent years, many of our most compelling names came from our credit work in higher-yielding issuers focused on balance sheet repair. With capital preservation foremost in our minds, our judicious selection of certain sub-investment-grade names contributed notably to performance.

At period end, 17% of the portfolio was composed of banks, a sector that we believe has struggled because investors still perceive it as risky, but which in our opinion offers potential for good returns. Most of the credits in the portfolio have enough cash on their balance sheets to satisfy their portfolio maturities. These important credit metrics are not often recognized in the current hyperactive markets, but we believe this is an opportunity for investors and intend to take advantage of it in 2012 – but, as always, with both eyes on capital preservation and risk-adjusted returns.

Consumer noncyclicals such as food and beverage occupy the second spot in portfolio weight. Large consumer-driven names with improving credit profiles historically hold up well when things get rough in other sectors of the market and provide solid return potential in many market environments.

Real estate investment trust (REIT) debt completes the top three weightings in the fund. We believe these credits are improving and have hard assets to satisfy missteps they could suffer in the worst markets. We see rents in virtually every REIT asset class rising, from residential apartments to New York City office space, and the sector has improved dramatically.

At year-end, 86% of portfolio assets were U.S.-domiciled, 8% resided in Europe, 2.7% in Canada and the balance in Latin America, Australia and Asia. We continue to believe that the United States should deliver respectable returns, but are mindful of opportunities elsewhere. It is important to note that all bonds within the portfolio are denominated in U.S. dollars.

At period end, 28% of portfolio assets were rated BBB, 28% were rated A, and 24% were rated AA, with the balance in AAA, BB, B or not rated. We typically position lower-rated credits further out on the interest rate curve to allow for maximum total return as credit tightens. At present we don’t expect much change in the allocation of credit quality, except that when warranted the BB and B

50 | DECEMBER 31, 2011

(unaudited)

sectors may move higher by a few percentage points. We don’t foresee greater than 20-22% of the portfolio allocation to BB or less in the coming months.

Outlook

Largely because the U.S. economy is being held hostage to decisions in Europe and Washington, we expect another year of subpotential growth. We forecast U.S. gross domestic product growth of 2% in 2012, barring a worsening of the euro zone crisis and assuming that Congress extends long-term unemployment benefits and the payroll tax break until the end of the year; both are currently scheduled to expire at the end of February.

Given current high levels of productivity, we expect that hiring will continue to rise slowly as companies seek to meet essential demand. However, the modest pace will keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth will keep inflation from moving much higher. In our opinion, the core Consumer Price Index (CPI), excluding food and energy, will continue to accelerate through the first half of 2012, peaking at a 2.5% year-over-year growth rate before moving back below 2%. Core CPI’s recent increase has been largely due to artificial factors, including a supply/demand imbalance in the housing rental market that has pushed up owners’ equivalent rent (OER), a major component of core CPI. We believe this imbalance will correct itself. Meanwhile, producer input prices are dropping, reducing the level of price pressure in the pipeline.

This low-inflation environment would give the Federal Reserve room to continue its accommodative short-term interest rate policy. The Fed has said that it plans to keep short-term interest rates near zero through late 2014. We believe there is a 50% chance that the Fed will initiate QE3 in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We expect global economic growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. In our view Europe will be in recession next year, with growth of negative 0.5% to negative 1%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk from Europe, political deadlock in Washington and automatic $1.2 trillion government spending cuts scheduled to begin in January 2013. However, we think that rates will be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by the Fed’s stated intention to keep interest rates near zero until late 2014. The five-year Treasury is the pivot point and stands to benefit if the Fed implements a third round of quantitative easing. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will become more vulnerable to inflation concerns the longer the Fed’s accommodative policy continues. We believe this scenario bodes well for fixed-income assets, as market participants likely will look for yield while staying away from equities due to the volatile nature of the market.

Top Detractors

Morgan Stanley:  A worldwide financial services provider, Morgan Stanley continues to diversify into less capital intensive businesses with higher margins and lower volatility. Their bonds also trade wide relative to peers, providing an attractive valuation opportunity to us that we think will eventually close with the company’s capital levels increasing and improving liquidity metrics. Management is focused on growing the advisory business of Morgan Stanley Smith Barney, which we believe will help mitigate some cash flow and earnings volatility from legacy lines of business. Lastly, investor Mitsubishi recently converted all of its preferred stock in Morgan Stanley to common equity, improving our position as bondholders in the capital structure.

Jefferies Group:  One of the last remaining independent – i.e. non-bank – brokers in the United States, Jefferies Group invested heavily in expanding its business during the credit crisis. Growing the business to include commodities and advisory services, the company has increased its headcount by more than 15%. We believe this expansion of business interest bodes well for Jefferies as merger & acquisition activity increases in the incrementally improving economy. We also like the fact that their independent status frees the company from the constraints being imposed by regulators on many of their peers, potentially providing market share gains at an important time in the economic cycle. We believe investors overreacted in distancing themselves from the company in early November in the wake of the MF Global bankruptcy. Jefferies has a highly invested management team, a well structured long-term debt profile and disciplined policies

Janus Fixed Income & Money Market Funds | 51

Janus Short-Term Bond Fund (unaudited)

regarding sovereign debt exposure. We like that the company moved quickly to demonstrate the transparency and liquidity of its own European sovereign debt holdings to assuage investor concerns following MF Global.

Top Contributors

Lyondell:  The third largest chemical producer in the United States, Lyondell in November tendered above market price for a large portion of its outstanding debt. We believe the commodity chemicals this company produces have a significant cost-of-production advantage due to the emergence of shale gas. The primary raw input to their production process is natural gas, a commodity that has experienced considerable price pressure due to excess supply, driving higher margins at Lyondell. The company’s new management team is return-on-capital driven and disciplined on investing in their business. They are also targeting an investment grade rating as debt retirement efforts continue.

GE Capital:  We like GE Capital’s focus on mid-market commercial lending as this represents one of the first areas of loan growth in a recovering economic environment. The company is actively paying down debt in an effort to improve capital levels and shrink the company to approximately 30% of its parent company’s revenues. We believe GE Capital’s profitability will continue to improve thanks to higher margins and lower cost of capital. We also support the company’s pre-emptive move toward bank-regulated capital ratios.

On behalf of every member of our investment team, thank you for your investment in Janus Short-Term Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

52 | DECEMBER 31, 2011

(unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
December 31, 2011

Weighted Average Maturity	2.5 Years
Average Effective Duration*	1.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.66%
With Reimbursement	1.72%
Class A Shares at MOP
Without Reimbursement	1.62%
With Reimbursement	1.68%
Class C Shares***
Without Reimbursement	0.88%
With Reimbursement	0.98%
Class D Shares
Without Reimbursement	1.80%
With Reimbursement	1.85%
Class I Shares
Without Reimbursement	1.89%
With Reimbursement	1.97%
Class S Shares
Without Reimbursement	1.44%
With Reimbursement	1.48%
Class T Shares
Without Reimbursement	1.69%
With Reimbursement	1.72%
Number of Bonds/Notes	241

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2011

AAA	0.7%
AA	24.8%
A	28.3%
BBB	28.3%
BB	12.8%
B	1.9%
Other	3.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2011

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 0.6% of total net assets.

Janus Fixed Income & Money Market Funds | 53

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011						Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	0.26%	1.37%	4.42%	3.48%	4.25%	0.89%	0.80%

MOP	–2.27%	–1.20%	3.41%	2.98%	3.98%

Janus Short-Term Bond Fund – Class C Shares

NAV	–0.12%	0.96%	3.84%	2.87%	3.58%	1.65%	1.55%

CDSC	–1.11%	–0.03%	3.84%	2.87%	3.58%

Janus Short-Term Bond Fund – Class D Shares(1)	0.00%	1.50%	4.65%	3.83%	4.65%	0.73%	0.68%

Janus Short-Term Bond Fund – Class I Shares	0.07%	1.62%	4.59%	3.69%	4.47%	0.64%	0.55%

Janus Short-Term Bond Fund – Class S Shares	–0.19%	1.13%	4.09%	3.25%	4.05%	1.09%	1.05%

Janus Short-Term Bond Fund – Class T Shares	–0.06%	1.37%	4.60%	3.81%	4.64%	0.85%	0.80%

Barclays Capital 1-3 Year U.S. Government/Credit Index	0.53%	1.59%	3.99%	3.63%	4.80%**

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	–	109/254	17/191	18/102	6/25

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

54 | DECEMBER 31, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Janus Fixed Income & Money Market Funds | 55

Janus Short-Term Bond Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,002.60	$3.93

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$995.60	$7.67

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,000.00	$3.32

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,003.90	$2.77

Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$998.10	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$999.40	$3.92

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.96

†	Expenses are equal to the annualized expense ratio of 0.78% for Class A Shares, 1.53% for Class C Shares, 0.66% for Class D Shares, 0.55% for Class I Shares, 1.03% for Class S Shares and 0.78% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

56 | DECEMBER 31, 2011

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
$13,931,000	Macquarie SMART Series 2011-2 U.S. Trust 1.5400%, 3/14/15 (144A)	$13,927,718
8,658,000	Penarth Master Issuer PLC 0.9346%, 7/18/13‡	8,629,403
30,586,000	Permanent Master Issuer PLC 1.9305%, 7/15/42 (144A),‡	30,474,697

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $53,172,620)		53,031,818

Bank Loans – 2.6%
Advertising Sales – 0.4%
11,249,730	Visant Corp. 5.2500%, 12/22/16‡	10,526,486
114,990	Visant Corp. 6.2500%, 12/22/16‡	107,597
		10,634,083
Automotive – Truck Parts and Equipment – Original – 0.2%
5,906,534	Delphi Automotive LLP 3.5000%, 3/31/17‡	5,877,001
Broadcast Services and Programming – 0.1%
3,735,234	Sinclair Television Group, Inc. 4.0000%, 10/28/16‡	3,719,210
Casino Hotels – 0.1%
898,213	Ameristar Casinos, Inc. 4.0000%, 4/16/18‡	894,287
Computer Services – 0.1%
3,640,000	SunGard Data Systems, Inc. 3.7776%, 2/28/14‡	3,585,400
Containers – Paper and Plastic – 0.2%
4,520,285	Rock-Tenn Co. 3.5000%, 5/28/18‡	4,513,821
Medical – Hospitals – 0.8%
19,816,490	HCA, Inc. 1.5463%, 11/16/12‡	19,652,013
4,488,085	IASIS Healthcare LLC 5.0000%, 5/3/18‡	4,322,609
		23,974,622
Retail – Apparel and Shoe – 0.2%
5,419,765	J Crew Group, Inc. 4.7500%, 3/7/18‡	5,079,079
Shipbuilding – 0.5%
15,750,350	Huntington Ingalls Industries, Inc. 3.0625%, 3/30/16‡	15,356,591

Total Bank Loans (cost $75,230,721)		73,634,094

Corporate Bonds – 75.3%
Advertising Services – 0.1%
1,660,000	WPP Finance UK 5.8750%, 6/15/14	1,773,310
Aerospace and Defense – Equipment – 0.9%
26,388,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	26,625,492
Airlines – 0.6%
8,235,000	Southwest Airlines Co. 6.5000%, 3/1/12	8,301,069
9,444,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,078,826
		18,379,895
Automotive – Cars and Light Trucks – 0.5%
14,652,000	Volkswagen International Finance N.V. 1.6250%, 8/12/13 (144A)	14,692,249
Beverages – Non-Alcoholic – 0.6%
5,034,000	PepsiCo, Inc. 3.7500%, 3/1/14	5,352,416
11,886,000	PepsiCo, Inc. 0.8000%, 8/25/14	11,876,063
		17,228,479
Brewery – 1.4%
8,918,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12	9,057,584
20,511,000	Anheuser-Busch InBev Worldwide, Inc. 2.5000%, 3/26/13	20,890,146
11,393,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	11,474,426
		41,422,156
Building Products – Cement and Aggregate – 0.2%
5,351,000	CRH America, Inc. 5.3000%, 10/15/13	5,557,768
Cable/Satellite Television – 0.2%
1,338,000	COX Communications, Inc. 7.1250%, 10/1/12	1,400,957
3,121,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,191,372
1,070,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,148,180
		5,740,509
Cellular Telecommunications – 0.2%
1,017,000	Cellco Partnership / Verizon Wireless Capital LLC 5.2500%, 2/1/12	1,020,505
1,650,000	Cellco Partnership / Verizon Wireless Capital LLC 7.3750%, 11/15/13	1,837,176
1,694,000	Cellco Partnership / Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,840,465
		4,698,146
Chemicals – Diversified – 1.2%
2,675,000	Dow Chemical Co. 4.8500%, 8/15/12	2,736,728
2,738,000	Dow Chemical Co. 7.6000%, 5/15/14	3,096,180
12,541,000	Lyondell Chemical Co. 8.0000%, 11/1/17	13,701,042
2,275,000	Lyondell Chemical Co. 11.0000%, 5/1/18	2,485,437

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 57

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Chemicals – Diversified – (continued)

$4,700,000	Nova Chemicals Corp. 6.5000%, 1/15/12	$4,705,875
6,985,000	Rohm & Hass Co. 5.6000%, 3/15/13	7,297,691
		34,022,953
Chemicals – Specialty – 0.7%
4,017,000	Ashland, Inc. 9.1250%, 6/1/17	4,478,955
14,674,000	Ecolab, Inc. 2.3750%, 12/8/14	14,959,013
		19,437,968
Coatings and Paint Products – 0.5%
14,316,000	RPM International, Inc. 6.2500%, 12/15/13	15,267,570
Commercial Banks – 5.8%
4,018,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14‡	3,657,919
8,608,000	Abbey National Treasury Services PLC 2.8750%, 4/25/14	8,024,825
14,001,000	American Express Bank FSB 5.5500%, 10/17/12	14,468,325
8,383,000	Banco Santander Chile 2.8750%, 11/13/12 (144A)	8,416,415
17,835,000	BB&T Corp. 2.0500%, 4/28/14	18,009,533
17,835,000	Canadian Imperial Bank of Commerce/Canada 1.4500%, 9/13/13	17,834,590
12,416,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	12,369,440
3,803,000	Credit Suisse / New York NY 5.5000%, 5/1/14	3,952,914
25,861,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	25,474,378
15,775,000	National Australia Bank, Ltd. 2.5000%, 1/8/13 (144A)	15,855,595
7,738,000	National Bank of Canada 1.6500%, 1/30/14 (144A)	7,819,698
17,835,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	17,427,345
9,979,000	Svenska Handelsbanken A.B. 2.8750%, 9/14/12 (144A)	10,073,371
4,066,000	Westpac Securities NZ, Ltd. 2.6250%, 1/28/13 (144A)	4,100,179
		167,484,527
Computers – Memory Devices – 0.3%
8,874,000	Seagate Technology 10.0000%, 5/1/14 (144A)	10,038,712
Data Processing and Management – 0.7%
19,152,000	Fiserv, Inc. 3.1250%, 10/1/15	19,619,347
Diversified Banking Institutions – 10.2%
22,299,000	Bank of America Corp. 4.5000%, 4/1/15	21,518,223
13,176,000	Citigroup, Inc. 5.6250%, 8/27/12	13,374,997
27,377,000	Citigroup, Inc. 1.3072%, 2/15/13‡	26,866,747
14,714,000	Citigroup, Inc. 5.5000%, 4/11/13	15,021,861
10,585,000	Citigroup, Inc. 5.0000%, 9/15/14	10,476,059
5,507,000	Citigroup, Inc. 4.8750%, 5/7/15	5,439,440
4,530,000	Citigroup, Inc. 4.7500%, 5/19/15	4,587,798
17,835,000	Goldman Sachs Group, Inc. 4.7500%, 7/15/13	18,070,886
2,876,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	2,817,629
26,702,000	JPMorgan Chase & Co. 5.7500%, 1/2/13	27,699,053
18,476,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	19,281,905
17,612,000	Morgan Stanley 5.3000%, 3/1/13	17,827,571
11,147,000	Morgan Stanley 2.9528%, 5/14/13‡	10,703,595
6,242,000	Morgan Stanley 6.7500%, 10/15/13	6,482,323
20,734,000	Morgan Stanley 2.8750%, 1/24/14	19,858,859
8,907,000	Morgan Stanley 2.8750%, 7/28/14	8,388,265
16,241,000	Royal Bank of Scotland PLC 3.4000%, 8/23/13	15,800,252
9,728,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	9,280,444
27,127,000	UBS A.G. 2.2500%, 8/12/13	26,885,163
16,944,000	UBS A.G. 2.2500%, 1/28/14	16,488,511
		296,869,581
Diversified Financial Services – 2.7%
15,717,000	General Electric Capital Corp. 2.8000%, 1/8/13	16,015,623
4,459,000	General Electric Capital Corp. 5.4500%, 1/15/13	4,665,282
26,575,000	General Electric Capital Corp. 1.8750%, 9/16/13	26,902,324
3,465,000	General Electric Capital Corp. 5.9000%, 5/13/14	3,794,702
26,753,000	General Electric Capital Corp. 2.9500%, 5/9/16	27,515,006
		78,892,937
Diversified Minerals – 0.9%
8,026,000	Anglo American Capital PLC 2.1500%, 9/27/13	8,039,331
6,349,000	Teck Resources, Ltd. 7.0000%, 9/15/12	6,590,554
8,831,000	Teck Resources, Ltd. 10.2500%, 5/15/16	10,155,650
		24,785,535
Diversified Operations – 0.9%
13,376,000	Danaher Corp. 1.3000%, 6/23/14	13,568,173

See Notes to Schedules of Investments and Financial Statements.

58 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Diversified Operations – (continued)

$972,000	Eaton Corp. 4.9000%, 5/15/13	$1,023,881
11,283,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	11,678,909
		26,270,963
Diversified Operations – Commercial Services – 0.4%
10,097,000	ARAMARK Corp. 8.5000%, 2/1/15	10,349,425
Electric – Distribution – 0.2%
5,395,000	SP Powerassets, Ltd. 5.0000%, 10/22/13 (144A)	5,723,917
Electric – Generation – 0.7%
2,314,000	AES Corp. 7.7500%, 10/15/15	2,516,475
18,040,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	18,365,730
		20,882,205
Electric – Integrated – 1.8%
6,010,000	CMS Energy Corp. 2.7500%, 5/15/14	5,935,692
1,471,000	Duke Energy Corp. 6.3000%, 2/1/14	1,622,931
892,000	Georgia Power Co. 6.0000%, 11/1/13	974,131
1,338,000	Monongahela Power Co. 7.9500%, 12/15/13 (144A)	1,496,085
4,459,000	NiSource, Inc. 5.4000%, 7/15/14	4,837,935
696,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	744,729
13,656,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	13,688,870
16,723,000	Southern Co. 1.9500%, 9/1/16	16,880,815
4,459,000	Union Electric Co. 4.6500%, 10/1/13	4,707,308
		50,888,496
Electronic Components – Semiconductors – 1.0%
8,918,000	Advanced Micro Devices, Inc. 5.7500%, 8/15/12	9,007,180
6,033,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,180,881
3,722,000	Texas Instruments, Inc. 0.8750%, 5/15/13	3,731,781
10,569,000	Texas Instruments, Inc. 1.3750%, 5/15/14	10,700,542
		29,620,384
Electronic Measuring Instruments – 0.5%
4,107,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,145,786
11,728,000	FLIR Systems, Inc. 3.7500%, 9/1/16	11,683,821
		15,829,607
Electronics – Military – 0.6%
16,886,000	L-3 Communications Corp. 6.3750%, 10/15/15	17,308,150
Fiduciary Banks – 0.1%
1,784,000	Northern Trust Corp. 5.5000%, 8/15/13	1,897,305
Finance – Auto Loans – 1.9%
19,895,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	21,655,051
26,982,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	26,881,303
7,005,000	PACCAR Financial Corp. 1.9500%, 12/17/12	7,094,748
		55,631,102
Finance – Commercial – 0.4%
10,701,000	Caterpillar, Inc. 2.0000%, 4/5/13	10,887,968
Finance – Consumer Loans – 0.5%
14,819,000	SLM Corp. 5.0000%, 10/1/13	14,819,000
Finance – Credit Card – 0.3%
535,000	American Express Credit Co. 5.8750%, 5/2/13	562,368
8,633,000	American Express Credit Co. 2.8000%, 9/19/16	8,675,302
		9,237,670
Finance – Investment Bankers/Brokers – 2.0%
3,206,000	Charles Schwab Corp. 4.9500%, 6/1/14	3,474,486
13,019,000	Jefferies Group, Inc. 3.8750%, 11/9/15	11,521,815
6,064,000	Merrill Lynch & Co., Inc. 5.4500%, 2/5/13	6,108,079
8,918,000	Merrill Lynch & Co., Inc. 6.1500%, 4/25/13	9,001,553
11,697,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	11,949,901
8,414,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	8,519,167
5,975,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	6,314,912
		56,889,913
Finance – Other Services – 0.2%
1,784,000	National Rural Utilities Cooperative Finance Corp. 2.6250%, 9/16/12	1,806,659
2,563,000	National Rural Utilities Cooperative Finance Corp. 5.5000%, 7/1/13	2,741,223
		4,547,882
Food – Confectionary – 1.1%
10,808,000	WM Wrigley Jr. Co. 2.4500%, 6/28/12 (144A)	10,888,044
11,593,000	WM Wrigley Jr. Co. 3.0500%, 6/28/13 (144A)	11,804,711
8,918,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	9,193,843
		31,886,598
Food – Meat Products – 0.3%
9,520,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	10,091,200

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 59

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – 1.5%
$8,764,000	General Mills, Inc. 1.5500%, 5/16/14	$8,822,833
2,933,000	Kellogg, Co. 5.1250%, 12/3/12	3,048,229
30,900,000	Kraft Foods, Inc. 2.6250%, 5/8/13	31,568,274
482,000	Kraft Foods, Inc. 6.7500%, 2/19/14	535,665
		43,975,001
Food – Retail – 0%
334,000	Delhaize Group 5.8750%, 2/1/14	362,514
Hotels and Motels – 0.5%
11,236,000	Marriott International, Inc. 4.6250%, 6/15/12	11,382,832
3,933,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	4,414,793
		15,797,625
Industrial Gases – 1.3%
16,052,000	Praxair, Inc. 2.1250%, 6/14/13	16,372,895
18,490,000	Praxair, Inc. 4.6250%, 3/30/15	20,409,817
		36,782,712
Investment Management and Advisory Services – 0.3%
9,230,000	Franklin Resources, Inc. 2.0000%, 5/20/13	9,324,091
Life and Health Insurance – 1.3%
33,378,000	Prudential Financial, Inc. 3.6250%, 9/17/12	33,895,426
892,000	Prudential Financial, Inc. 4.5000%, 7/15/13	924,744
1,445,000	Prudential Financial, Inc. 6.2000%, 1/15/15	1,579,031
		36,399,201
Linen Supply & Related Items – 0.2%
5,152,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,283,598
Machinery – General Industrial – 0.2%
5,767,000	Wabtec Corp. 6.8750%, 7/31/13	6,012,097
Medical – Biomedical and Genetic – 1.0%
17,813,000	Amgen, Inc. 2.3000%, 6/15/16	17,934,699
10,276,000	Gilead Sciences, Inc. 2.4000%, 12/1/14	10,461,050
		28,395,749
Medical – Drugs – 0.4%
11,465,000	Johnson & Johnson 1.2000%, 5/15/14	11,641,939
Medical Products – 0.1%
2,702,000	CareFusion Corp. 4.1250%, 8/1/12	2,743,054
1,338,000	Covidien International Finance S.A. 5.4500%, 10/15/12	1,384,692
		4,127,746
Multi-Line Insurance – 2.4%
8,721,000	American International Group, Inc. 3.6500%, 1/15/14	8,469,748
30,909,000	American International Group, Inc. 4.2500%, 9/15/14	30,016,595
12,485,000	MetLife, Inc. 1.6850%, 8/6/13‡	12,532,380
17,030,000	MetLife, Inc. 2.3750%, 2/6/14	17,267,620
		68,286,343
Multimedia – 1.1%
17,835,000	NBC Universal Media LLC 2.1000%, 4/1/14	18,128,832
14,500,000	Time Warner, Inc. 3.1500%, 7/15/15	15,081,740
		33,210,572
Office Automation and Equipment – 0.1%
3,072,000	Xerox Corp. 5.5000%, 5/15/12	3,122,937
993,000	Xerox Corp. 8.2500%, 5/15/14	1,120,482
		4,243,419
Oil – Field Services – 0.8%
8,391,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	8,617,012
15,644,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	15,828,083
		24,445,095
Oil Companies – Exploration and Production – 1.6%
15,719,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	15,810,563
20,416,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	21,743,040
8,670,000	Whiting Petroleum Corp. 7.0000%, 2/1/14	9,233,550
		46,787,153
Oil Companies – Integrated – 1.4%
10,509,000	BP Capital Markets PLC 2.2480%, 11/1/16	10,576,016
2,229,000	ConocoPhillips 4.7500%, 2/1/14	2,407,362
3,955,000	ConocoPhillips Australia Funding Co. 5.5000%, 4/15/13	4,188,626
22,613,000	Shell International Finance B.V. 1.8750%, 3/25/13	23,033,851
		40,205,855

See Notes to Schedules of Investments and Financial Statements.

60 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Oil Refining and Marketing – 0.4%
$4,280,000	Sunoco, Inc. 4.8750%, 10/15/14	$4,364,722
7,642,000	Valero Energy Corp. 6.8750%, 4/15/12	7,766,221
		12,130,943
Pharmacy Services – 1.3%
30,298,000	Aristotle Holding, Inc. 2.7500%, 11/21/14 (144A)	30,665,333
7,158,000	Express Scripts, Inc. 3.1250%, 5/15/16	7,197,677
		37,863,010
Pipelines – 3.2%
1,927,000	El Paso Corp. 7.3750%, 12/15/12	2,005,088
8,680,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	8,868,104
13,663,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	13,864,024
2,492,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,572,342
2,880,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	3,052,636
3,567,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	3,647,258
13,250,000	Kinder Morgan, Inc. 6.5000%, 9/1/12	13,548,125
25,052,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	25,554,668
18,687,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	19,788,374
		92,900,619
Property and Casualty Insurance – 0.1%
1,601,000	Chubb Corp. 5.2000%, 4/1/13	1,674,963
Property Trust – 0.7%
10,701,000	WEA Finance LLC / WCI Finance LLC 5.4000%, 10/1/12 (144A)	10,963,966
8,762,000	WT Finance Aust Pty Ltd. 5.1250%, 11/15/14 (144A)	9,180,053
		20,144,019
Publishing – Books – 0.4%
11,407,000	Scholastic Corp. 5.0000%, 4/15/13	11,435,517
Publishing – Newspapers – 0.4%
12,485,000	Gannett Co., Inc. 6.3750%, 9/1/15	12,672,275
Real Estate Management/Services – 0.5%
8,918,000	CB Richard Ellis Services, Inc. 11.6250%, 6/15/17	10,277,995
4,702,000	ProLogis L.P. 7.6250%, 8/15/14	5,149,894
		15,427,889
Real Estate Operating/Development – 0.3%
9,619,000	Brookfield Asset Management, Inc. 7.1250%, 6/15/12	9,850,337
Reinsurance – 1.4%
4,459,000	Berkshire Hathaway Finance Corp 4.0000%, 4/15/12	4,503,715
2,943,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,095,571
1,048,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,115,964
30,396,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	30,911,060
		39,626,310
REIT – Health Care – 2.9%
23,840,000	HCP, Inc. 6.4500%, 6/25/12	24,279,371
12,770,000	HCP, Inc. 5.6250%, 2/28/13	13,016,972
14,152,000	HCP, Inc. 5.6500%, 12/15/13	14,883,135
4,297,000	HCP, Inc. 2.7000%, 2/1/14	4,290,752
5,110,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,241,485
16,496,000	Senior Housing Properties Trust 8.6250%, 1/15/12	16,525,017
5,999,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	5,866,380
1,528,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	1,575,310
		85,678,422
REIT – Hotels – 1.4%
18,210,000	Host Hotels & Resorts L.P. 6.8750%, 11/1/14	18,574,200
20,446,000	Host Hotels & Resorts L.P. 6.3750%, 3/15/15	20,803,805
		39,378,005
REIT – Office Property – 0.5%
14,456,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	14,998,707
REIT – Regional Malls – 2.1%
29,636,000	Rouse Co. L.P. 7.2000%, 9/15/12	30,117,585
26,352,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	26,582,580
3,545,000	Simon Property Group L.P. 4.9000%, 1/30/14	3,778,644
		60,478,809
REIT – Shopping Centers – 0.3%
4,459,000	Developers Diversified Realty Corp. 5.3750%, 10/15/12	4,500,589
4,459,000	Equity One, Inc. 6.2500%, 12/15/14	4,689,339
		9,189,928
Retail – Discount – 0%
932,000	Wal-Mart Stores, Inc. 3.2000%, 5/15/14	984,281
Retail – Drug Store – 0.1%
1,516,000	Walgreen Co. 4.8750%, 8/1/13	1,617,410

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 61

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Retail – Regional Department Stores – 0.5%
$8,918,000	Macy’s Retail Holdings, Inc. 5.3500%, 3/15/12	$8,979,151
4,062,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	4,182,028
		13,161,179
Retail – Restaurants – 0.6%
10,995,000	Brinker International 5.7500%, 6/1/14	11,597,163
4,485,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	4,636,808
		16,233,971
Semiconductor Components/Integrated Circuits – 1.0%
10,880,000	Analog Devices, Inc. 5.0000%, 7/1/14	11,874,487
15,976,000	Maxim Integrated Products, Inc. 3.4500%, 6/14/13	16,409,908
		28,284,395
Steel – Producers – 0.1%
2,760,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	2,877,300
Super-Regional Banks – 0.8%
3,300,000	PNC Funding Corp. 5.2500%, 11/15/15	3,589,229
10,125,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	10,177,204
9,700,000	US Bancorp 2.2000%, 11/15/16	9,793,198
		23,559,631
Telephone – Integrated – 0.5%
1,338,000	AT&T, Inc. 5.8750%, 8/15/12	1,381,258
981,000	AT&T, Inc. 4.9500%, 1/15/13	1,022,417
13,358,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	13,408,426
		15,812,101
Transportation – Railroad – 0.2%
2,185,000	Kansas City Southern Railway 8.0000%, 6/1/15	2,318,831
2,497,000	Union Pacific Corp. 5.4500%, 1/31/13	2,619,301
		4,938,132
Transportation – Services – 0.8%
20,770,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	20,085,483
892,000	Fedex Corp. 7.3750%, 1/15/14	996,587
2,241,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,391,093
		23,473,163

Total Corporate Bonds (cost $2,177,007,144)		2,184,970,945

U.S. Treasury Notes/Bonds – 15.3%
	U.S. Treasury Notes/Bonds:
31,754,000	0.6250%, 6/30/12	31,842,054
23,905,000	0.6250%, 12/31/12	24,017,067
92,090,000	0.6250%, 2/28/13	92,568,408
66,113,000	1.7500%, 4/15/13	67,424,946
23,059,000	0.6250%, 4/30/13	23,193,203
4,400,000	1.1250%, 6/15/13	4,457,922
20,824,000	0.1250%, 9/30/13	20,782,519
13,669,000	1.2500%, 2/15/14	13,949,857
14,967,000	1.2500%, 3/15/14	15,283,881
1,765,000	0.5000%, 8/15/14	1,772,997
8,869,000	0.2500%, 9/15/14	8,846,827
7,012,000	1.0000%, 9/30/16	7,084,308
102,137,000	1.0000%, 10/31/16	103,126,503
29,059,000	0.8750%, 11/30/16	29,147,543

Total U.S. Treasury Notes/Bonds (cost $440,425,442)		443,498,035

Short-Term Taxable Variable Rate Demand Note – 0%

1,060,000	California Infrastructure & Economic Development Bank 0.5900%, 4/1/24‡ (cost $1,060,000)	1,060,000

Money Market – 4.2%
121,421,154	Janus Cash Liquidity Fund LLC, 0% (cost $121,421,154)	121,421,154

Total Investments (total cost $2,868,317,081) – 99.2%		2,877,616,046

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		24,147,265

Net Assets – 100%		$2,901,763,311

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$59,048,849	2.1%
Belgium	362,514	0.0%
Canada	76,414,525	2.7%
Cayman Islands	10,038,712	0.4%
Chile	8,416,415	0.3%
Luxembourg	28,891,684	1.0%
Netherlands	37,726,100	1.3%
New Zealand	4,100,179	0.1%
Singapore	5,723,917	0.2%
South Korea	8,617,012	0.3%
Sweden	27,500,716	1.0%
Switzerland	47,326,588	1.6%
United Kingdom	96,315,345	3.3%
United States††	2,467,133,490	85.7%

Total	$2,877,616,046	100.0%

††	Includes Cash Equivalents (81.5% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

62 | DECEMBER 31, 2011

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended December 31, 2011	David Spilsted

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	1.29%
10 Year	1.64%
Since Inception (February 14, 1995)	2.99%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	1.29%
10 Year	1.64%
Since Inception (February 14, 1995)	2.99%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0014%
Without Reimbursement	–0.4955%
Class T Shares
With Reimbursement	0.0014%
Without Reimbursement	–0.5153%

Expense Ratio
Per the October 28, 2011 prospectus

Class D Shares(1)
Total Annual Fund Operating Expenses	0.71%
Class T Shares
Total Annual Fund Operating Expenses	0.74%

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended December 31, 2011	David Spilsted

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.01%
5 Year	1.39%
10 Year	1.73%
Since Inception (February 14, 1995)	3.08%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.01%
5 Year	1.39%
10 Year	1.73%
Since Inception (February 14, 1995)	3.08%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0057%
Without Reimbursement	–0.4423%
Class T Shares
With Reimbursement	0.0057%
Without Reimbursement	–0.4622%

Expense Ratio
Per the October 28, 2011 prospectus

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.69%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has agreed to waive one-half of its investment advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, each Fund’s yields and total returns would have been lower. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist each Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Included in the Total Annual Fund Operating Expenses is an administration fee of 0.46% for Class D Shares and 0.48% for Class T Shares of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

Class D Shares of each Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of each Fund’s former Class J Shares. If Class D Shares of each Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following each Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of each Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 63

Janus Government Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,000.00	$0.85

Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,000.00	$0.85

Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87

†	Expenses are equal to the annualized expense ratio of 0.17% for Class D and 0.17% for Class T Shares, Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

Janus Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,000.00	$0.65

Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$1,000.00	$0.65

Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66

†	Expenses are equal to the annualized expense ratio of 0.13% for Class D Shares and 0.13% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

64 | DECEMBER 31, 2011

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Principal Amount		Value

Repurchase Agreements – 17.7%
$30,700,000	Credit Suisse Securities (USA) LLC, 0.0400% dated 12/30/11, maturing 1/3/12 to be repurchased at $30,700,136 collateralized by $465,029,423 in U.S. Government Agencies 0.1473% – 5.6371%, 7/25/21 – 6/20/40, with a value of $31,316,747	$30,700,000
4,700,000	RBC Capital Markets Corp., 0.0200% dated 12/30/11, maturing 1/3/12 to be repurchased at $4,700,010 collateralized by $4,607,686 in U.S. Government Agencies 4.0000% 9/1/31 – 11/1/41, with a value of $4,794,000	4,700,000

Total Repurchase Agreements (amortized cost $35,400,000)		35,400,000

U.S. Government Agency Notes – 39.2%
	Army & Air Force Exchange Services:
5,000,000	0.3500%, 1/4/12	5,000,000
5,000,000	0.3500%, 1/13/12ß	5,000,000
	Fannie Mae:
1,999,902	0.1100%, 1/17/12	1,999,902
2,999,806	0.1100%, 2/1/12	2,999,806
2,249,471	0.1800%, 2/17/12	2,249,471
1,999,533	0.1400%, 3/1/12	1,999,533
1,499,740	0.0800%, 3/19/12	1,499,740
2,999,137	0.0900%, 4/25/12	2,999,137
1,999,071	0.1100%, 6/1/12	1,999,071
	Federal Home Loan Bank System:
2,998,883	0.2000%, 3/8/12	2,998,883
1,749,738	0.5000%, 4/18/12	1,749,738
3,498,495	0.0900%, 6/21/12	3,498,495
2,998,167	0.1000%, 8/8/12	2,998,167
6,518,652	0.2500%, 1/15/42	6,518,652
	Freddie Mac:
2,999,798	0.1100%, 1/23/12	2,999,798
2,999,770	0.1200%, 1/24/12	2,999,770
1,999,887	0.0900%, 1/30/12	1,999,887
2,999,588	0.1300%, 2/8/12	2,999,588
2,599,402	0.0900%, 4/2/12	2,599,402
2,999,380	0.0800%, 4/3/12	2,999,380
2,999,464	0.0650%, 4/9/12	2,999,464
999,794	0.0700%, 4/16/12	999,794
2,499,500	0.0700%, 4/30/12	2,499,500
1,999,172	0.1000%, 5/29/12	1,999,172
1,999,397	0.0700%, 6/4/12	1,999,397
4,497,855	0.1100%, 6/5/12	4,497,855
1,499,189	0.1100%, 6/26/12	1,499,189
1,999,031	0.1000%, 8/6/12	1,999,031

Total U.S. Government Agency Notes (amortized cost $78,601,822)		78,601,822

Variable Rate Demand Agency Notes – 43.2%
1,180,000	A.E. Realty LLC, Series 2003 0.2500%, 10/1/23	1,180,000
1,500,000	Clearwater Solutions LLC 0.3600%, 9/1/21	1,500,000
9,000,000	Cypress Bend Real Estate Development LLC 0.2500%, 4/1/33	9,000,000
6,160,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments), Series K 0.1000%, 7/15/36	6,160,000
3,000,000	Greer Family LLC 0.2500%, 8/1/31	3,000,000
3,135,000	Indian Hills Country Club 0.2500%, 3/1/30	3,135,000
2,500,000	Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas 0.2500%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC. 0.2700%, 6/1/47	3,745,000
160,000	Lakeshore Professional Properties LLC. 0.3200%, 7/1/45	160,000
700,000	Maryland State Community Development Administration Multifamily Development (Crusader-D) 0.0800%, 2/1/41	700,000
27,525,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.2960%, 11/1/35	27,525,000
4,560,000	Mississippi Business Finance, Corp. 0.3400%, 3/1/29	4,560,000
4,880,000	Mississippi Business Finance, Corp. 0.3400%, 3/1/29	4,880,000
5,500,000	Mississippi Business Finance, Corp. 0.3400%, 9/1/41	5,500,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments), Series A 0.1000%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency 0.2300%, 1/15/36	500,000
1,715,000	Shepherd Capital LLC. 0.3200%, 10/1/53	1,715,000
4,500,000	Thomas H Turner Family Irrevocably Trust 0.2500%, 6/1/20	4,500,000
4,190,000	Tyler Enterprises LLC. 0.2500%, 10/1/22	4,190,000

Total Variable Rate Demand Agency Notes (amortized cost $86,515,000)		86,515,000

Total Investments (total amortized cost $200,516,822 ) – 100.1%		200,516,822

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(119,957)

Net Assets – 100%		$200,396,865

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 65

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Principal Amount		Value

Certificates Of Deposit – 14.9%
$20,000,000	Bank of Montreal 0.0500%, 1/5/12	$20,000,000
25,000,000	Bank of Montreal 0.0800%, 1/13/12	25,000,000
20,000,000	Bank of Montreal 0.1700%, 1/30/12	20,000,000
22,000,000	National Bank of Canada 0.1600%, 1/9/12	22,000,000
20,000,000	National Bank of Canada 0.1000%, 1/13/12	20,000,000
21,500,000	Royal Bank of Canada 0.0500%, 1/9/12	21,500,000
22,000,452	Svenska Handelsbanken AB 0.3850%, 1/31/12	22,000,452
20,000,193	Svenska Handelsbanken AB 0.4850%, 3/7/12	20,000,193
25,000,000	Toronto-Dominion Bank 0.1200%, 1/30/12	25,000,000

Total Certificates Of Deposit (amortized cost $195,500,645)		195,500,645

Commercial Paper – 9.8%
13,999,767	Nieuw Amsterdam Receivables Corp. 0.3000%, 1/3/12 (Section 4(2))	13,999,767
24,999,223	Nieuw Amsterdam Receivables Corp. 0.2800%, 1/5/12 (Section 4(2))	24,999,223
24,999,099	Nieuw Amsterdam Receivables Corp. 0.2600%, 1/6/12 (Section 4(2))	24,999,099
19,999,534	Standard Chartered Bank 0.2100%, 1/5/12 (Section 4(2))	19,999,534
19,997,401	Standard Chartered Bank 0.1800%, 1/27/12	19,997,401
24,991,758	Standard Chartered Bank 0.3600%, 2/3/12 (Section 4(2))	24,991,758

Total Commercial Paper (amortized cost $128,986,782)		128,986,782

Repurchase Agreements – 30.2%
100,000,000	Credit Agricole, New York Branch, 0.0100% dated 12/30/11, maturing 1/3/12 to be repurchased at $100,000,111 collateralized by $102,861,754 in U.S. Government Agencies, 3.5000%-5.5000%. 11/1/25 – 10/1/41, and $12,564,294 in a U.S Treasury, 4.0000%, 8/15/18 with respective values of $87,041,950 and $14,958,060	100,000,000
100,000,000	Goldman Sachs & Co., 0.1000% dated 12/30/11, maturing 1/3/12 to be repurchased at $100,001,111 collateralized by $125,581,663 in U.S. Government Agencies 5.0000%- 6.0000% 5/1/38 – 12/1/39, with a value of $102,000,000	100,000,000
50,000,000	HSBC Securities (USA), Inc., 0.4000% dated 12/30/11, maturing 1/3/12 to be repurchased at $50,000,222 collateralized by $50,809,000 in U.S. Treasuries 0.2500% – 0.7500% 10/31/13 – 12/15/13, with a value of $51,000,620	50,000,000
100,000,000	ING Financial Markets LLC, 0.0100% dated 12/30/11, maturing 1/3/12 to be repurchased at $100,000,111 collateralized by $945,638,183 in U.S. Government Agencies 0.0000% – 49.8276% 4/20/16 – 2/25/47, with a value of $102,000,251	100,000,000
46,800,000	RBC Capital Markets Corp., 0.0200% dated 12/30/11, maturing 1/3/12 to be repurchased at $46,800,104 collateralized by $45,880,784 in U.S. Government Agencies 4.0000% 9/1/31 – 11/1/41, with a value of $47,736,000	46,800,000

Total Repurchase Agreements (amortized cost $396,800,000)		396,800,000

U.S. Government Agency Notes – 29.1%
	Army & Air Force Exchange Services:
5,000,000	0.3500%, 1/4/12	5,000,000
20,000,000	0.3500%, 1/5/12	20,000,000
10,000,000	0.3500%, 1/6/12	10,000,000
9,000,000	0.3300%, 1/11/12ß	9,000,000
21,000,000	0.3500%, 1/13/12ß	21,000,000
	Fannie Mae:
9,999,925	0.9000%, 1/4/12	9,999,925
9,999,511	0.1100%, 1/17/12	9,999,511
9,999,528	0.1000%, 1/18/12	9,999,528
9,999,053	0.1100%, 2/1/12	9,999,053
9,997,666	0.1400%, 3/1/12	9,997,666
4,798,957	0.0850%, 4/2/12	4,798,957
9,997,125	0.0900%, 4/25/12	9,997,125
9,997,454	0.0650%, 5/21/12	9,997,454
9,997,039	0.0650%, 6/13/12	9,997,039
9,996,913	0.0650%, 6/20/12	9,996,913
11,993,207	0.0950%, 9/4/12	11,993,207
	Federal Home Loan Bank System:
9,999,667	0.1000%, 1/13/12	9,999,667
9,997,662	0.0850%, 4/9/12	9,997,662
10,297,082	0.0750%, 5/16/12	10,297,082
14,995,400	0.0800%, 5/18/12	14,995,400
9,997,083	0.0700%, 5/30/12	9,997,083
7,995,111	0.1000%, 8/8/12	7,995,111
2,998,328	0.0850%, 8/24/12	2,998,328
4,997,178	0.0850%, 8/27/12	4,997,178
	Freddie Mac:
9,999,950	0.0900%, 1/3/12	9,999,950
9,999,778	0.1000%, 1/9/12	9,999,778
9,999,328	0.1100%, 1/23/12	9,999,328
9,997,933	0.0800%, 4/3/12	9,997,933
9,998,212	0.0650%, 4/9/12	9,998,212
9,997,667	0.0700%, 4/30/12	9,997,667
9,998,236	0.0500%, 5/7/12	9,998,236
7,497,361	0.1000%, 5/29/12	7,497,361

See Notes to Schedules of Investments and Financial Statements.

66 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Principal Amount		Value

U.S. Government Agency Notes – (continued)

	Freddie Mac: (continued)
$9,996,986	0.0700%, 6/4/12	$9,996,986
9,995,233	0.1100%, 6/5/12	9,995,233
9,996,949	0.0650%, 6/18/12	9,996,949
10,494,449	0.1100%, 6/22/12	10,494,449
9,995,858	0.0700%, 8/1/12	9,995,858
9,993,944	0.1000%, 8/6/12	9,993,944

Total U.S. Government Agency Notes (amortized cost $381,015,773)		381,015,773

Variable Rate Demand Agency Notes – 15.8%
220,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B 0.4900%, 10/1/19	220,000
5,265,000	Auburn Industrial Development Board 0.2500%, 7/1/26	5,265,000
4,000,000	Breckenridge Terrace LLC 0.2500%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2500%, 5/1/39	14,980,000
2,000,000	Brevard County Health Facilities Authority 0.0600%, 9/1/25	2,000,000
800,000	California Infrastructure and Economic Development 0.3200%, 7/1/33	800,000
1,095,000	Capital Markets Access 0.2600%, 7/1/25	1,095,000
5,700,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC), Series A 0.3000%, 7/1/35	5,700,000
6,170,000	Congress/Commons LLC 0.3900%, 12/1/50	6,170,000
6,180,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 0.2200%, 1/1/26	6,180,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A 0.3000%, 6/1/27	9,100,000
8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A 0.3000%, 5/1/39	8,000,000
11,655,000	Eskaton Properties, Inc. 0.3500%, 12/1/37	11,655,000
4,290,000	FJM Properties-Wilmar 0.3900%, 10/1/24	4,290,000
4,000,000	Florissant Industrial Development Authority 0.0600%, 9/1/28	4,000,000
9,660,000	Franklin County Ohio Health Care Facility Revenue, (Adjusted Friendship Village Dublin), Series A 0.0800%, 11/1/22	9,660,000
6,885,000	Franklin County Ohio Health Care Facility Revenue, (Variable Friendship Village Dublin), Series B 0.0800%, 11/1/34	6,885,000
5,620,000	Hunter’s Ridge, South Point 0.2300%, 6/1/25	5,620,000
4,650,000	J-J Properties LLC 0.2300%, 7/1/35	4,650,000
530,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	530,000
1,375,000	Lone Tree Building Authority 0.5800%, 12/1/17	1,375,000
9,000,000	Louisiana Local Government Environmental Facilities 0.0600%, 7/1/47	9,000,000
10,000,000	Massachusetts Health & Educational Facilities Authority 0.0700%, 10/1/42	10,000,000
6,415,000	Mississippi Business Finance Corp. 0.3900%, 12/1/39	6,415,000
5,845,000	Monongallia Health Systems 0.5000%, 7/1/40	5,845,000
8,690,000	Orange County Florida Health Facilities Authority Revenue (Adventist Long Term Care) 0.0800%, 11/15/36	8,690,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 0.3300%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.2600%, 11/1/31	10,865,000
3,650,000	Riley Family Eagle Lake/Lexington Heights LP 0.2200%, 9/1/33	3,650,000
4,430,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A 0.2700%, 6/1/26	4,430,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 0.2700%, 2/1/18	2,600,000
3,765,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.2300%, 12/1/32	3,765,000
4,595,000	Triple Crown Investments LLC 0.2500%, 8/1/25	4,595,000
1,720,000	Volunteers of America, Alabama 0.2700%, 9/1/23	1,720,000
22,835,000	Washington Higher Education Facilities Authority 0.0800%, 10/1/30	22,835,000

Total Variable Rate Demand Agency Notes (amortized cost $206,745,000)		206,745,000

Total Investments (total amortized cost $1,309,048,200 ) – 99.8%		1,309,048,200

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		3,146,660

Net Assets – 100%		$1,312,194,860

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 67

Statements of Assets and Liabilities - Fixed Income Funds

As of December 31, 2011 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$4,134,765	$34,659	$1,886,797	$2,868,317
Unaffiliated investments at value	$4,079,225	$32,751	$1,824,149	$2,756,195
Affiliated investments at value	172,543	1,669	73,520	121,421
Cash	377	–	973	60
Receivables:
Investments sold	26,179	20	2,390	–
Fund shares sold	10,737	95	3,199	4,374
Dividends	9	–	6	9
Interest	37,440	326	33,765	23,736
Non-interested Trustees’ deferred compensation	127	1	56	85
Other assets	94	–	788	1,661
Forward currency contracts	–	78	–	–
Total Assets	4,326,731	34,940	1,938,846	2,907,541
Liabilities:
Payables:
Due to custodian	–	13	–	–
Investments purchased	–	861	9,479	–
Fund shares repurchased	8,679	28	4,471	4,945
Dividends	992	–	573	78
Advisory fees	1,457	5	906	18
Fund administration fees	35	1	16	25
Administrative services fees	303	2	256	418
Distribution fees and shareholder servicing fees	407	2	106	145
Administrative, networking and omnibus fees	279	–	19	22
Non-interested Trustees’ fees and expenses	41	–	15	25
Non-interested Trustees’ deferred compensation fees	127	1	56	85
Accrued expenses and other payables	201	27	132	17
Forward currency contracts	–	–	–	–
Total Liabilities	12,521	940	16,029	5,778
Net Assets	$4,314,210	$34,000	$1,922,817	$2,901,763

See footnotes at the end of the Statements.

See Notes to Financial Statements.

68 | DECEMBER 31, 2011

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Statements of Assets and Liabilities - Fixed Income Funds  (continued)

As of December 31, 2011 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,207,507	$33,907	$1,938,176	$2,892,067
Undistributed net investment income/(loss)*	(2,580)	28	(313)	85
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(7,712)	226	(25,914)	318
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	116,995	(161)	10,868	9,293
Total Net Assets	$4,314,210	$34,000	$1,922,817	$2,901,763
Net Assets - Class A Shares	$531,331	$4,518	$211,335	$379,004
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,393	439	24,206	124,393
Net Asset Value Per Share(1)	$10.54	$10.28	$8.73	$3.05
Maximum Offering Price Per Share(2)	$11.07	$10.79	$9.17	$3.13
Net Assets - Class C Shares	$334,106	$1,543	$71,036	$77,370
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,685	150	8,133	25,412
Net Asset Value Per Share(1)	$10.54	$10.29	$8.73	$3.04
Net Assets - Class D Shares	$749,432	$11,498	$302,620	$205,964
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,078	1,119	34,659	67,493
Net Asset Value Per Share	$10.54	$10.28	$8.73	$3.05
Net Assets - Class I Shares	$1,593,444	$12,713	$257,280	$369,789
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,135	1,237	29,455	121,362
Net Asset Value Per Share	$10.54	$10.27	$8.73	$3.05
Net Assets - Class R Shares	$12,069	N/A	$896	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,145	N/A	103	N/A
Net Asset Value Per Share	$10.54	N/A	$8.73	N/A
Net Assets - Class S Shares	$66,393	$886	$5,589	$5,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,295	86	639	1,881
Net Asset Value Per Share	$10.55	$10.29	$8.75	$3.04
Net Assets - Class T Shares	$1,027,435	$2,842	$1,074,061	$1,863,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,441	276	122,989	610,515
Net Asset Value Per Share	$10.54	$10.28	$8.73	$3.05

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

70 | DECEMBER 31, 2011

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Statements of Operations - Fixed Income Funds

For the six-month period ended December 31, 2011 (unaudited)
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$79,090	$555	$70,636	$43,189
Dividends	344	1	1,052	–
Dividends from affiliates	66	1	45	45
Fee income	–	–	111	48
Total Investment Income	79,500	557	71,844	43,282
Expenses:
Advisory fees	7,900	98	5,075	8,340
Shareholder reports expense	309	5	118	148
Transfer agent fees and expenses	111	1	55	50
Registration fees	131	60	70	106
Custodian fees	4	3	6	9
Professional fees	34	16	27	37
Non-interested Trustees’ fees and expenses	49	–	22	42
Fund administration fees	194	2	90	152
Administrative services fees - Class D Shares	434	6	183	126
Administrative services fees - Class R Shares	14	N/A	1	N/A
Administrative services fees - Class S Shares	80	1	7	7
Administrative services fees - Class T Shares	1,134	9	1,298	2,397
Distribution fees and shareholder servicing fees - Class A Shares	580	2	237	475
Distribution fees and shareholder servicing fees - Class C Shares	1,501	7	361	373
Distribution fees and shareholder servicing fees - Class R Shares	29	N/A	3	N/A
Distribution fees and shareholder servicing fees - Class S Shares	80	1	7	7
Administrative, networking and omnibus fees - Class A Shares	108	–	32	983
Administrative, networking and omnibus fees - Class C Shares	118	–	22	24
Administrative, networking and omnibus fees - Class I Shares	654	–	63	81
Other expenses	74	2	97	72
Non-recurring costs (Note 4)	1	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 4)	(1)	N/A	–	–
Total Expenses	13,538	213	7,774	13,429
Expense and Fee Offset	(5)	–	(2)	(4)
Net Expenses	13,533	213	7,772	13,425
Less: Excess Expense Reimbursement	–	(64)	–	(1,928)
Net Expenses after Expense Reimbursement	13,533	149	7,772	11,497
Net Investment Income	65,967	408	64,072	31,785
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	16,468	392	(13,693)	687
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,469	(429)	(63,774)	(31,973)
Net Gain/(Loss) on Investments	55,937	(37)	(77,467)	(31,286)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$121,904	$371	$(13,395)	$499

See Notes to Financial Statements.

72 | DECEMBER 31, 2011

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Statements of Changes in Net Assets - Fixed Income Funds

	Janus Flexible		Janus Global		Janus		Janus Short-Term
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2011	2011	2011	2011(1)	2011	2011	2011	2011

Operations:
Net investment income	$65,967	$113,530	$408	$222	$64,072	$114,641	$31,785	$60,099
Net realized gain/(loss) from investment and foreign currency transactions(2)	16,468	83,986	392	140	(13,693)	78,739	687	15,457
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,469	(36,246)	(429)	269	(63,774)	18,300	(31,973)	3,285
Net Increase/(Decrease) in Net Assets Resulting from Operations	121,904	161,270	371	631	(13,395)	211,680	499	78,841
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(8,104)	(13,108)	(25)	(14)	(6,908)	(10,312)	(3,917)	(3,544)
Class C Shares	(4,060)	(7,328)	(14)	(10)	(2,329)	(4,991)	(490)	(997)
Class D Shares	(13,193)	(25,542)	(146)	(35)	(11,261)	(21,573)	(2,286)	(5,053)
Class I Shares	(26,007)	(39,912)	(170)	(124)	(6,774)	(13,219)	(5,064)	(8,457)
Class R Shares	(176)	(244)	N/A	N/A	(38)	(68)	N/A	N/A
Class S Shares	(1,045)	(2,016)	(11)	(11)	(205)	(496)	(52)	(99)
Class T Shares	(16,035)	(26,053)	(89)	(23)	(37,853)	(63,379)	(19,725)	(41,906)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(7,683)	(11,992)	(29)	–	–	–	(729)	(1,038)
Class C Shares	(4,783)	(8,699)	(11)	–	–	–	(150)	(565)
Class D Shares	(10,736)	(22,228)	(84)	–	–	–	(403)	(1,775)
Class I Shares	(22,886)	(34,295)	(85)	–	–	–	(724)	(2,459)
Class R Shares	(173)	(258)	N/A	N/A	–	–	N/A	N/A
Class S Shares	(946)	(1,864)	(6)	–	–	–	(11)	(38)
Class T Shares	(14,600)	(23,387)	(21)	–	–	–	(3,655)	(15,511)
Net Decrease from Dividends and Distributions	(130,427)	(216,926)	(691)	(217)	(65,368)	(114,038)	(37,206)	(81,442)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets - Fixed Income Funds  (continued)

	Janus Flexible		Janus Global		Janus		Janus Short-Term
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2011	2011	2011	2011(1)	2011	2011	2011	2011

Capital Share Transactions:
Shares Sold
Class A Shares	199,380	236,791	3,386	1,142	80,964	101,346	100,318	343,501
Class C Shares	89,310	116,406	371	1,256	7,693	24,608	19,979	31,038
Class D Shares	104,320	163,433	10,760	5,279	25,574	83,778	24,851	55,233
Class I Shares	543,749	738,213	2,868	10,584	159,712	197,281	115,069	517,969
Class R Shares	4,922	8,944	N/A	N/A	376	515	N/A	N/A
Class S Shares	20,226	26,590	–	834	864	2,622	313	3,127
Class T Shares	351,062	487,789	1,417	8,775	203,648	491,082	308,563	951,013
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	23	32	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	3	9	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	–	–	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	–	–	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	161	121	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	14,341	22,589	53	13	6,443	8,816	4,445	4,010
Class C Shares	5,996	9,461	26	10	1,894	3,746	467	1,096
Class D Shares	22,388	44,266	226	34	9,544	18,155	2,622	6,651
Class I Shares	41,715	63,798	254	124	5,774	11,810	4,291	7,533
Class R Shares	301	450	N/A	N/A	30	58	N/A	N/A
Class S Shares	1,982	3,857	17	11	201	496	64	137
Class T Shares	30,298	48,530	110	23	37,251	61,957	23,109	56,769
Shares Repurchased
Class A Shares	(82,082)	(176,709)	(88)	–	(40,431)	(55,880)	(96,243)	(92,986)
Class C Shares	(29,134)	(89,404)	(131)	–	(13,539)	(23,685)	(12,681)	(24,554)
Class D Shares	(63,190)	(175,942)	(4,146)	(481)	(35,572)	(52,283)	(29,510)	(78,296)
Class I Shares	(218,451)	(319,248)	(793)	(504)	(76,293)	(117,124)	(287,909)	(152,256)
Class R Shares	(2,721)	(5,250)	N/A	N/A	(554)	(417)	N/A	N/A
Class S Shares	(13,589)	(33,391)	–	–	(2,153)	(2,959)	(273)	(2,715)
Class T Shares	(145,999)	(370,997)	(7,516)	(8)	(181,257)	(253,310)	(397,671)	(1,010,651)
Net Increase/(Decrease) from Capital Share Transactions	874,824	800,176	6,814	27,092	190,356	500,774	(220,196)	616,619
Net Increase/(Decrease) in Net Assets	866,301	744,520	6,494	27,506	111,593	598,416	(256,903)	614,018
Net Assets:
Beginning of period	3,447,909	2,703,389	27,506	–	1,811,224	1,212,808	3,158,666	2,544,648
End of period	$4,314,210	$3,447,909	$34,000	$27,506	$1,922,817	$1,811,224	$2,901,763	$3,158,666

Undistributed Net Investment Income/(Loss)*	$(2,580)	$72	$28	$75	$(313)	$983	$85	$(166)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

76 | DECEMBER 31, 2011

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Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.18	.37	.28	.14
Net gain on investments (both realized and unrealized)	.16	.19	.35	.44
Total from Investment Operations	.34	.56	.63	.58
Less Distributions:
Dividends (from net investment income)*	(.19)	(.38)	(.28)	(.14)
Distributions (from capital gains)*	(.15)	(.34)	(.06)	–
Total Distributions	(.34)	(.72)	(.34)	(.14)
Net Asset Value, End of Period	$10.54	$10.54	$10.70	$10.41
Total Return**	3.27%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$531,331	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$461,735	$371,462	$265,798	$218,408
Ratio of Gross Expenses to Average Net Assets***(3)	0.75%	0.76%	0.76%	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.75%	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	3.35%	3.51%	4.04%	4.28%
Portfolio Turnover Rate***	131%	147%	130%	215%

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Global Bond Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(4)

Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income	.09	.19
Net gain on investments (both realized and unrealized)	.06	.31
Total from Investment Operations	.15	.50
Less Distributions:
Dividends (from net investment income)*	(.14)	(.15)
Distributions (from capital gains)*	(.08)	–
Total Distributions	(.22)	(.15)
Net Asset Value, End of Period	$10.28	$10.35
Total Return**	1.44%	4.99%
Net Assets, End of Period (in thousands)	$4,518	$1,190
Average Net Assets for the Period (in thousands)	$1,698	$958
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.19%	3.03%
Portfolio Turnover Rate***	258%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

78 | DECEMBER 31, 2011

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	.32	.65	.47	.27
Net gain/(loss) on investments (both realized and unrealized)	(.40)	.68	.16	.68
Total from Investment Operations	(.08)	1.33	.63	.95
Less Distributions:
Dividends (from net investment income)*	(.32)	(.65)	(.47)	(.27)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.32)	(.65)	(.47)	(.27)
Net Asset Value, End of Period	$8.73	$9.13	$8.45	$8.29
Total Return**	(0.80)%	16.09%(3)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$211,335	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$188,942	$143,277	$98,784	$75,369
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%	0.92%	0.92%	0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	7.12%	7.23%	8.30%	10.07%
Portfolio Turnover Rate***	51%	92%	91%	97%

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	.03	.07	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	(.02)	.01	.03	.05
Total from Investment Operations	.01	.08	.08	.09
Less Distributions:
Dividends (from net investment income)*	(.03)	(.07)	(.05)	(.04)
Distributions (from capital gains)*	(.01)	(.02)	–	–
Total Distributions	(.04)	(.09)	(.05)	(.04)
Net Asset Value, End of Period	$3.05	$3.08	$3.09	$3.06
Total Return**	0.26%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$379,004	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$377,956	$164,464	$82,728	$18,271
Ratio of Gross Expenses to Average Net Assets***(4)	0.78%	0.80%	0.80%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.78%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	2.08%	2.12%	2.39%	2.78%
Portfolio Turnover Rate***	94%	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 79

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.14	.29	.23	.12
Net gain on investments (both realized and unrealized)	.16	.19	.35	.44
Total from Investment Operations	.30	.48	.58	.56
Less Distributions:
Dividends (from net investment income)*	(.15)	(.30)	(.23)	(.12)
Distributions (from capital gains)*	(.15)	(.34)	(.06)	–
Total Distributions	(.30)	(.64)	(.29)	(.12)
Net Asset Value, End of Period	$10.54	$10.54	$10.70	$10.41
Total Return**	2.87%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$334,106	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$298,621	$264,522	$195,825	$137,244
Ratio of Gross Expenses to Average Net Assets***(3)	1.53%	1.51%	1.51%	1.57%
Ratio of Net Expenses to Average Net Assets***(3)	1.53%	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	2.57%	2.75%	3.29%	3.51%
Portfolio Turnover Rate***	131%	147%	130%	215%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Global Bond Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(4)

Net Asset Value, Beginning of Period	$10.36	$10.00
Income from Investment Operations:
Net investment income	.08	.16
Net gain on investments (both realized and unrealized)	.03	.31
Total from Investment Operations	.11	.47
Less Distributions:
Dividends (from net investment income)*	(.10)	(.11)
Distributions (from capital gains)*	(.08)	–
Total Distributions	(.18)	(.11)
Net Asset Value, End of Period	$10.29	$10.36
Total Return**	1.06%	4.70%
Net Assets, End of Period (in thousands)	$1,543	$1,293
Average Net Assets for the Period (in thousands)	$1,451	$908
Ratio of Gross Expenses to Average Net Assets***(3)	1.75%	1.36%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.75%	1.36%(5)
Ratio of Net Investment Income to Average Net Assets***	1.68%	2.45%
Portfolio Turnover Rate***	258%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.77% and 1.77%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

80 | DECEMBER 31, 2011

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	.28	.59	.43	.27
Net gain/(loss) on investments (both realized and unrealized)	(.39)	.68	.16	.68
Total from Investment Operations	(.11)	1.27	.59	.95
Less Distributions:
Dividends (from net investment income)*	(.29)	(.59)	(.43)	(.27)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.29)	(.59)	(.43)	(.27)
Net Asset Value, End of Period	$8.73	$9.13	$8.45	$8.29
Total Return**	(1.19)%	15.30%(3)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$71,036	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$71,705	$76,507	$67,693	$51,080
Ratio of Gross Expenses to Average Net Assets***(4)	1.68%	1.61%	1.65%	1.71%
Ratio of Net Expenses to Average Net Assets***(4)	1.68%	1.61%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	6.33%	6.57%	7.59%	9.27%
Portfolio Turnover Rate***	51%	92%	91%	97%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	.02	.04	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	(.03)	.02	.02	.05
Total from Investment Operations	(.01)	.06	.05	.10
Less Distributions:
Dividends (from net investment income)*	(.02)	(.04)	(.03)	(.05)
Distributions (from capital gains)*	(.01)	(.02)	–	–
Total Distributions	(.03)	(.06)	(.03)	(.05)
Net Asset Value, End of Period	$3.04	$3.08	$3.08	$3.06
Total Return**	(0.44)%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$77,370	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$74,261	$69,983	$42,824	$8,848
Ratio of Gross Expenses to Average Net Assets***(4)	1.53%	1.53%	1.55%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	1.33%	1.40%	1.64%	2.01%
Portfolio Turnover Rate***	94%	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 81

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus Flexible Bond Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.43
Income from Investment Operations:
Net investment income	.19	.39	.16
Net gain on investments (both realized and unrealized)	.16	.18	.27
Total from Investment Operations	.35	.57	.43
Less Distributions:
Dividends (from net investment income)*	(.20)	(.39)	(.16)
Distributions (from capital gains)*	(.15)	(.34)	–
Total Distributions	(.35)	(.73)	(.16)
Net Asset Value, End of Period	$10.54	$10.54	$10.70
Total Return**	3.36%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$749,432	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$719,490	$691,039	$632,441
Ratio of Gross Expenses to Average Net Assets***(2)	0.58%	0.59%	0.60%
Ratio of Net Expenses to Average Net Assets***(2)	0.58%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	3.52%	3.68%	4.09%
Portfolio Turnover Rate***	131%	147%	130%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited)	Janus Global Bond Fund
and the fiscal period ended June 30, 2011	2011	2011(3)

Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income	.12	.18
Net gain on investments (both realized and unrealized)	.04	.32
Total from Investment Operations	.16	.50
Less Distributions:
Dividends (from net investment income)*	(.15)	(.15)
Distributions (from capital gains)*	(.08)	–
Total Distributions	(.23)	(.15)
Net Asset Value, End of Period	$10.28	$10.35
Total Return**	1.51%	5.06%
Net Assets, End of Period (in thousands)	$11,498	$4,876
Average Net Assets for the Period (in thousands)	$9,938	$2,296
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	0.72%
Ratio of Net Expenses to Average Net Assets***(2)	0.87%	0.72%
Ratio of Net Investment Income to Average Net Assets***	2.59%	3.08%
Portfolio Turnover Rate***	258%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

82 | DECEMBER 31, 2011

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus High-Yield Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.27
Income from Investment Operations:
Net investment income	.32	.67	.26
Net gain/(loss) on investments (both realized and unrealized)	(.39)	.68	.18
Total from Investment Operations	(.07)	1.35	.44
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.67)	(.26)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	–(2)	–(2)
Total Distributions and Other	(.33)	(.67)	(.26)
Net Asset Value, End of Period	$8.73	$9.13	$8.45
Total Return**	(0.72)%	16.28%(3)	5.31%
Net Assets, End of Period (in thousands)	$302,620	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$302,752	$292,765	$245,710
Ratio of Gross Expenses to Average Net Assets***(4)	0.75%	0.76%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	7.27%	7.41%	8.27%
Portfolio Turnover Rate***	51%	92%	91%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus Short-Term Bond Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.08
Income from Investment Operations:
Net investment income	.03	.07	.03
Net gain/(loss) on investments (both realized and unrealized)	(.03)	.02	.01
Total from Investment Operations	–	.09	.04
Less Distributions:
Dividends (from net investment income)*	(.03)	(.07)	(.03)
Distributions (from capital gains)*	(.01)	(.02)	–
Total Distributions	(.04)	(.09)	(.03)
Net Asset Value, End of Period	$3.05	$3.09	$3.09
Total Return**	0.00%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$205,964	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$208,350	$221,970	$221,604
Ratio of Gross Expenses to Average Net Assets***(4)	0.66%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.66%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.20%	2.25%	2.42%
Portfolio Turnover Rate***	94%	100%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 83

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.19	.40	.30	.15
Net gain on investments (both realized and unrealized)	.16	.18	.35	.44
Total from Investment Operations	.35	.58	.65	.59
Less Distributions:
Dividends (from net investment income)*	(.20)	(.40)	(.30)	(.15)
Distributions (from capital gains)*	(.15)	(.34)	(.06)	–
Total Distributions	(.35)	(.74)	(.36)	(.15)
Net Asset Value, End of Period	$10.54	$10.54	$10.70	$10.41
Total Return**	3.38%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$1,593,444	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$1,400,483	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses to Average Net Assets***(3)	0.54%	0.56%	0.55%	0.48%
Ratio of Net Expenses to Average Net Assets***(3)	0.54%	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	3.55%	3.72%	4.24%	4.55%
Portfolio Turnover Rate***	131%	147%	130%	215%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Global Bond Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(4)

Net Asset Value, Beginning of Period	$10.34	$10.00
Income from Investment Operations:
Net investment income	.14	.19
Net gain on investments (both realized and unrealized)	.03	.31
Total from Investment Operations	.17	.50
Less Distributions:
Dividends (from net investment income)*	(.16)	(.16)
Distributions (from capital gains)*	(.08)	–
Total Distributions	(.24)	(.16)
Net Asset Value, End of Period	$10.27	$10.34
Total Return**	1.57%	5.02%
Net Assets, End of Period (in thousands)	$12,713	$10,464
Average Net Assets for the Period (in thousands)	$11,316	$7,863
Ratio of Gross Expenses to Average Net Assets***(3)	0.75%	0.77%
Ratio of Net Expenses to Average Net Assets***(3)	0.75%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.68%	3.06%
Portfolio Turnover Rate***	258%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

84 | DECEMBER 31, 2011

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	.33	.67	.48	.28
Net gain/(loss) on investments (both realized and unrealized)	(.40)	.68	.17	.67
Total from Investment Operations	(.07)	1.35	.65	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.67)	(.48)	(.28)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.33)	(.67)	(.48)	(.28)
Net Asset Value, End of Period	$8.73	$9.13	$8.45	$8.28
Total Return**	(0.69)%	16.35%(4)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$257,280	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$178,581	$178,564	$43,060	$14,845
Ratio of Gross Expenses to Average Net Assets***(5)	0.69%	0.70%	0.64%	0.66%
Ratio of Net Expenses to Average Net Assets***(5)	0.69%	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	7.35%	7.43%	8.50%	10.33%
Portfolio Turnover Rate***	51%	92%	91%	97%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	.04	.07	.06	.03
Net gain/(loss) on investments (both realized and unrealized)	(.02)	.01	.02	.05
Total from Investment Operations	.02	.08	.08	.08
Less Distributions:
Dividends (from net investment income)*	(.04)	(.07)	(.05)	(.03)
Distributions (from capital gains)*	(.01)	(.02)	–	–
Total Distributions	(.05)	(.09)	(.05)	(.03)
Net Asset Value, End of Period	$3.05	$3.08	$3.09	$3.06
Total Return**	0.39%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$369,789	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$440,800	$350,062	$115,010	$8,399
Ratio of Gross Expenses to Average Net Assets***(5)	0.55%	0.56%	0.55%	0.59%
Ratio of Net Expenses to Average Net Assets***(5)	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	2.28%	2.39%	2.64%	2.85%
Portfolio Turnover Rate***	94%	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights - Fixed Income Funds  (continued)

Class R Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	.16	.33	.25	.13
Net gain/(loss) on investments (both realized and unrealized)	.15	.18	.34	.45
Total from Investment Operations	.31	.51	.59	.58
Less Distributions:
Dividends (from net investment income)*	(.16)	(.33)	(.25)	(.13)
Distributions (from capital gains)*	(.15)	(.34)	(.06)	–
Total Distributions	(.31)	(.67)	(.31)	(.13)
Net Asset Value, End of Period	$10.54	$10.54	$10.70	$10.42
Total Return**	3.04%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$12,069	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$11,544	$7,906	$4,675	$2,700
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%	1.20%	1.20%	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	2.90%	3.06%	3.59%	3.83%
Portfolio Turnover Rate***	131%	147%	130%	215%

Class R Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	.30	.61	.45	.26
Net gain/(loss) on investments (both realized and unrealized)	(.40)	.68	.17	.67
Total from Investment Operations	(.10)	1.29	.62	.93
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.61)	(.45)	(.26)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–(4)	–	–
Total Distributions and Other	(.30)	(.61)	(.45)	(.26)
Net Asset Value, End of Period	$8.73	$9.13	$8.45	$8.28
Total Return**	(1.03)%	15.62%(5)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$896	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,121	$997	$1,095	$885
Ratio of Gross Expenses to Average Net Assets***(3)	1.37%	1.33%	1.37%	1.41%
Ratio of Net Expenses to Average Net Assets***(3)	1.37%	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	6.66%	6.85%	7.88%	9.83%
Portfolio Turnover Rate***	51%	92%	91%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

86 | DECEMBER 31, 2011

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.55	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	.17	.35	.27	.14
Net gain on investments (both realized and unrealized)	.16	.19	.35	.45
Total from Investment Operations	.33	.54	.62	.59
Less Distributions:
Dividends (from net investment income)*	(.18)	(.36)	(.27)	(.14)
Distributions (from capital gains)*	(.15)	(.34)	(.06)	–
Total Distributions	(.33)	(.70)	(.33)	(.14)
Net Asset Value, End of Period	$10.55	$10.55	$10.71	$10.42
Total Return**	3.17%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$66,393	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$63,270	$60,614	$66,480	$67,591
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	3.16%	3.31%	3.87%	4.10%
Portfolio Turnover Rate***	131%	147%	130%	215%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Global Bond Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(4)

Net Asset Value, Beginning of Period	$10.36	$10.00
Income from Investment Operations:
Net investment income	.11	.20
Net gain on investments (both realized and unrealized)	.03	.29
Total from Investment Operations	.14	.49
Less Distributions:
Dividends (from net investment income)*	(.13)	(.13)
Distributions (from capital gains)*	(.08)	–
Total Distributions	(.21)	(.13)
Net Asset Value, End of Period	$10.29	$10.36
Total Return**	1.31%	4.96%
Net Assets, End of Period (in thousands)	$886	$875
Average Net Assets for the Period (in thousands)	$887	$851
Ratio of Gross Expenses to Average Net Assets***(3)	1.25%	0.86%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.25%	0.86%(5)
Ratio of Net Investment Income to Average Net Assets***	2.18%	2.97%
Portfolio Turnover Rate***	258%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.27% and 1.27%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.15	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	.31	.63	.46	.27
Net gain/(loss) on investments (both realized and unrealized)	(.40)	.68	.17	.67
Total from Investment Operations	(.09)	1.31	.63	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.31)	(.63)	(.45)	(.27)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	.01
Total Distributions and Other	(.31)	(.63)	(.45)	(.26)
Net Asset Value, End of Period	$8.75	$9.15	$8.47	$8.29
Total Return**	(0.90)%	15.83%(4)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$5,589	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$5,837	$7,079	$6,774	$5,037
Ratio of Gross Expenses to Average Net Assets***(5)	1.12%	1.13%	1.12%	1.18%
Ratio of Net Expenses to Average Net Assets***(5)	1.12%	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	6.88%	7.05%	8.12%	9.82%
Portfolio Turnover Rate***	51%	92%	91%	97%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	.03	.06	.04	.03
Net gain/(loss) on investments (both realized and unrealized)	(.03)	.02	.03	.05
Total from Investment Operations	–	.08	.07	.08
Less Distributions:
Dividends (from net investment income)*	(.03)	(.06)	(.05)	(.03)
Distributions (from capital gains)*	(.01)	(.02)	–	–
Total Distributions	(.04)	(.08)	(.05)	(.03)
Net Asset Value, End of Period	$3.04	$3.08	$3.08	$3.06
Total Return**	(0.19)%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,726	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$5,765	$5,172	$4,928	$2,543
Ratio of Gross Expenses to Average Net Assets***(5)	1.03%	1.03%	1.05%	1.07%
Ratio of Net Expenses to Average Net Assets***(5)	1.03%	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.83%	1.90%	2.20%	2.59%
Portfolio Turnover Rate***	94%	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

88 | DECEMBER 31, 2011

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal year
ended June 30, 2011, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Janus Flexible Bond Fund
October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.54	$10.70	$10.42	$9.09	$9.45	$9.42	$9.41
Income from Investment Operations:
Net investment income	.18	.38	.29	.43	.42	.46	.42
Net gain/(loss) on investments (both realized and unrealized)	.16	.18	.34	1.33	(.36)	.02	.02
Total from Investment Operations	.34	.56	.63	1.76	.06	.48	.44
Less Distributions:
Dividends (from net investment income)*	(.19)	(.38)	(.29)	(.43)	(.42)	(.45)	(.43)
Distributions (from capital gains)*	(.15)	(.34)	(.06)	–	–	–	–
Total Distributions	(.34)	(.72)	(.35)	(.43)	(.42)	(.45)	(.43)
Net Asset Value, End of Period	$10.54	$10.54	$10.70	$10.42	$9.09	$9.45	$9.42
Total Return**	3.30%	5.47%	6.13%	19.74%	0.50%	5.27%	4.80%
Net Assets, End of Period (in thousands)	$1,027,435	$794,629	$641,811	$1,086,604	$740,543	$759,576	$766,863
Average Net Assets for the Period (in thousands)	$902,460	$727,010	$831,851	$915,900	$855,399	$755,593	$827,407
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.70%	0.66%	0.73%	0.78%	0.80%	0.83%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.70%	0.66%	0.73%	0.77%	0.80%	0.82%
Ratio of Net Investment Income to Average Net Assets***	3.40%	3.56%	4.19%	4.34%	4.32%	4.81%	4.37%
Portfolio Turnover Rate***	131%	147%	130%	215%	185%	140%(3)	144%(3)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited)	Janus Global Bond Fund
and the fiscal period ended June 30, 2011	2011	2011(4)

Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income	.16	.16
Net gain/(loss) on investments (both realized and unrealized)	(.01)	.34
Total from Investment Operations	.15	.50
Less Distributions:
Dividends (from net investment income)*	(.14)	(.15)
Distributions (from capital gains)*	(.08)	–
Total Distributions	(.22)	(.15)
Net Asset Value, End of Period	$10.28	$10.35
Total Return**	1.44%	4.99%
Net Assets, End of Period (in thousands)	$2,842	$8,808
Average Net Assets for the Period (in thousands)	$7,169	$1,739
Ratio of Gross Expenses to Average Net Assets***(2)	1.00%	0.68%(5)
Ratio of Net Expenses to Average Net Assets***(2)	1.00%	0.68%(5)
Ratio of Net Investment Income to Average Net Assets***	2.36%	2.92%
Portfolio Turnover Rate***	258%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007 and 147% in 2006.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.01% and 1.01%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 89

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal
year ended June 30, 2011, the eight-month fiscal
period ended June 30, 2010 and each fiscal year	Janus High-Yield Fund
ended October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$9.13	$8.45	$8.28	$6.94	$9.53	$9.69	$9.48
Income from Investment Operations:
Net investment income	.32	.65	.47	.93	.73	.73	.71
Net gain/(loss) on investments (both realized and unrealized)	(.40)	.69	.17	1.34	(2.59)	(.16)	.20
Total from Investment Operations	(.08)	1.34	.64	2.27	(1.86)	.57	.91
Less Distributions and Other:
Dividends (from net investment income)*	(.32)	(.66)	(.47)	(.93)	(.73)	(.73)	(.70)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.32)	(.66)	(.47)	(.93)	(.73)	(.73)	(.70)
Net Asset Value, End of Period	$8.73	$9.13	$8.45	$8.28	$6.94	$9.53	$9.69
Total Return**	(0.78)%	16.14%(3)	7.83%	35.34%	(20.74)%	6.04%	10.00%
Net Assets, End of Period (in thousands)	$1,074,061	$1,060,678	$707,010	$881,347	$381,290	$591,876	$511,619
Average Net Assets for the Period (in thousands)	$1,033,289	$875,192	$819,927	$574,291	$510,868	$579,507	$490,849
Ratio of Gross Expenses to Average Net Assets***(4)	0.87%	0.88%	0.86%	0.89%	0.90%	0.87%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.87%	0.88%	0.86%	0.89%	0.89%	0.86%	0.90%
Ratio of Net Investment Income to Average Net Assets***	7.15%	7.28%	8.42%	12.44%	8.26%	7.54%	7.37%
Portfolio Turnover Rate***	51%	92%	91%	97%	109%	114%	119%

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal
year ended June 30, 2011, the eight-month fiscal
period ended June 30, 2010 and each fiscal year	Janus Short-Term Bond Fund
ended October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.06	$2.87	$2.88	$2.88	$2.87
Income from Investment Operations:
Net investment income	.03	.07	.05	.10	.10	.13	.11
Net gain/(loss) on investments (both realized and unrealized)	(.03)	.02	.03	.19	(.01)	–	.01
Total from Investment Operations	–	.09	.08	.29	.09	.13	.12
Less Distributions:
Dividends (from net investment income)*	(.03)	(.07)	(.05)	(.10)	(.10)	(.13)	(.11)
Distributions (from capital gains)*	(.01)	(.02)	–	–	–	–	–
Total Distributions	(.04)	(.09)	(.05)	(.10)	(.10)	(.13)	(.11)
Net Asset Value, End of Period	$3.05	$3.09	$3.09	$3.06	$2.87	$2.88	$2.88
Total Return**	(0.06)%	2.99%	2.68%	10.35%	3.24%	4.74%	4.08%
Net Assets, End of Period (in thousands)	$1,863,910	$1,953,155	$1,956,871	$1,212,465	$231,823	$172,642	$175,258
Average Net Assets for the Period (in thousands)	$1,907,387	$1,950,013	$1,637,559	$588,441	$193,360	$172,326	$182,285
Ratio of Gross Expenses to Average Net Assets***(4)	0.78%	0.80%	0.79%	0.72%	0.65%	0.65%	0.65%
Ratio of Net Expenses to Average Net Assets***(4)	0.78%	0.80%	0.79%	0.72%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets***	2.08%	2.16%	2.44%	3.46%	3.51%	4.63%	3.65%
Portfolio Turnover Rate***	94%	100%	50%	57%	127%	130%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

90 | DECEMBER 31, 2011

Statements of Assets and Liabilities - Money Market Funds

As of December 31, 2011 (unaudited)	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost	$200,517	$1,309,048
Investments at value	$165,117	$912,248
Repurchase agreements(1)	35,400	396,800
Cash	62	136
Receivables:
Fund shares sold	108	6,216
Interest	23	127
Non-interested Trustees’ deferred compensation	6	39
Other assets	–	–
Total Assets	200,716	1,315,566
Liabilities:
Payables:
Fund shares repurchased	235	3,161
Dividends	1	11
Advisory fees	17	111
Administrative services fees	–	28
Non-interested Trustees’ fees and expenses	4	4
Non-interested Trustees’ deferred compensation fees	6	39
Accrued expenses and other payables	56	17
Total Liabilities	319	3,371
Net Assets	$200,397	$1,312,195
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$200,412	$1,312,236
Undistributed net investment loss*	(15)	(38)
Undistributed net realized gain from investment and foreign currency transactions*	–	–
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	–	(3)
Total Net Assets	$200,397	$1,312,195
Net Assets - Class D Shares	$194,486	$1,150,150
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,501	1,150,180
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$5,911	$162,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,911	162,048
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $35,400,000 and $396,800,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.
See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 91

Statements of Operations - Money Market Funds

For the six-month period ended December 31, 2011 (unaudited)	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$171	$873
Total Investment Income	171	873
Expenses:
Advisory fees	198	1,308
Professional fees	60	27
Non-interested Trustees’ fees and expenses	8	30
Administrative services fees - Class D Shares	451	2,675
Administrative services fees - Class T Shares	12	392
Other expenses	–	–
Total Expenses	729	4,432
Less: Excess Expense Reimbursement	(561)	(3,587)
Net Expenses after Expense Reimbursement	168	845
Net Investment Income	3	28
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(1)	(4)
Net Loss on Investments	(1)	(4)
Net Increase in Net Assets Resulting from Operations	$2	$24

See Notes to Financial Statements.

92 | DECEMBER 31, 2011

Statements of Changes in Net Assets - Money Market Funds

	Janus Government		Janus Money
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Money Market Fund		Market Fund
(all numbers in thousands)	2011	2011	2011	2011

Operations:
Net investment income	$3	$8	$28	$60
Net realized gain from investment and foreign currency transactions	–	2	–	7
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(1)	1	(4)	6
Net Increase in Net Assets Resulting from Operations	2	11	24	73
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(2)	(11)	(22)	(62)
Class T Shares	–	–	(5)	(13)
Net Realized Gain/(Loss) from Investment Transactions*
Class D Shares	(2)	–	(6)	–
Class T Shares	–	–	(1)	–
Net Decrease from Dividends and Distributions	(4)	(11)	(34)	(75)
Capital Share Transactions:
Shares Sold
Class D Shares	49,014	81,476	377,970	566,926
Class T Shares	2,557	4,889	46,599	94,123
Reinvested Dividends and Distributions
Class D Shares	4	10	22	62
Class T Shares	–	4	2	34
Shares Repurchased
Class D Shares	(43,779)	(103,984)	(333,125)	(698,689)
Class T Shares	(2,377)	(3,607)	(49,104)	(95,908)
Net Increase/(Decrease) from Capital Share Transactions	5,419	(21,212)	42,364	(133,452)
Net Increase/(Decrease) in Net Assets	5,417	(21,212)	42,354	(133,454)
Net Assets:
Beginning of period	194,980	216,192	1,269,841	1,403,295
End of period	$200,397	$194,980	$1,312,195	$1,269,841

Undistributed Net Investment Loss*	$(15)	$(16)	$(38)	$(40)

*	See Note 5 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 93

Financial Highlights - Money Market Funds

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011 (unaudited),	Janus Government Money Market Fund
the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–
Total from Investment Operations	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$194,486	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$195,057	$199,694	$209,798
Ratio of Gross Expenses to Average Net Assets***	0.17%(2)	0.23%(2)	0.26%(2)
Ratio of Net Expenses to Average Net Assets***	0.17%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	(0.03)%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011	Janus Money Market Fund
(unaudited), the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–
Total from Investment Operations	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$1,150,150	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,156,478	$1,148,654	$1,244,263
Ratio of Gross Expenses to Average Net Assets***	0.13%(3)	0.22%(3)	0.24%(3)
Ratio of Net Expenses to Average Net Assets***	0.13%	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.01%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	The ratio was 0.72% during the six-month period ended December 31, 2011, 0.71% in 2011, and 0.68% in 2010 before waiver of certain fees incurred by the Fund.
(3)	The ratio was 0.67% during the six-month period ended December 31, 2011, 0.67% in 2011, and 0.67% in 2010 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

94 | DECEMBER 31, 2011

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	Janus Government Money Market Fund
June 30, 2010 and each fiscal year ended October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	.01(2)	–	.02	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	–	–	(.01)(2)	–	–	–	–
Total from Investment Operations	–	–	–	–	.02	.05	.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.02)	(.05)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	(.02)	(.05)	(.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.02%	0.08%	2.46%	4.79%	4.31%
Net Assets, End of Period (in thousands)	$5,911	$5,731	$4,446	$228,531	$312,248	$188,133	$176,188
Average Net Assets for the Period (in thousands)	$5,131	$4,596	$100,419	$273,901	$225,293	$177,655	$176,580
Ratio of Gross Expenses to Average Net Assets***	0.17%(3)	0.22%(3)	0.24%(3)	0.55%(3)	0.62%(3)	0.61%(3)	0.61%(3)
Ratio of Net Expenses to Average Net Assets***	0.17%	0.22%	0.24%	0.55%	0.62%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.05%	0.10%	2.33%	4.69%	4.22%

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal
year ended June 30, 2011, the eight-month fiscal
period ended June 30, 2010 and each fiscal year	Janus Money Market Fund
ended October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–	.03	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	–	–	–	–
Total from Investment Operations	–	–	–	–	.03	.05	.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.03)	(.05)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	(.03)	(.05)	(.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%	0.18%	2.76%	4.93%	4.39%
Net Assets, End of Period (in thousands)	$162,045	$164,553	$166,308	$1,517,715	$1,983,438	$1,721,914	$1,412,927
Average Net Assets for the Period (in thousands)	$162,612	$163,660	$741,343	$1,785,483	$1,931,685	$1,577,950	$1,362,170
Ratio of Gross Expenses to Average Net Assets***	0.13%(4)	0.22%(4)	0.25%(4)	0.54%(4)	0.61%(4)	0.60%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets***	0.13%	0.22%	0.25%	0.54%	0.61%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.20%	2.68%	4.82%	4.31%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.
(3)	The ratio was 0.74% during the six-month period ended December 31, 2011, 0.74% in 2011, 0.72% in 2010, 0.73% in 2009, 0.72% in 2008, 0.71% in 2007, and 0.71% in 2006 before waiver of certain fees incurred by the Fund.
(4)	The ratio was 0.69% during the six-month period ended December 31, 2011, 0.69% in 2011, 0.71% in 2010, 0.73% in 2009, 0.71% in 2008, 0.70% in 2007, and 0.70% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 95

Notes to Schedules of Investments (unaudited)

Barclays Capital 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Capital Global Aggregate Corporate Bond Index	The corporate component of the Barclays Capital Global Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index	Made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Global Income Funds	Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

ULC	Unlimited Liability Company

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus High-Yield Fund
Dole Food Automatic Exchange, 7.0000%	10/22/09	$4,515,188	$3,087,268	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2011. The issuer incurs all registration costs.

96 | DECEMBER 31, 2011

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$545,499,200	12.6%
Janus Global Bond Fund	3,103,672	9.1%
Janus High-Yield Fund	564,249,277	29.3%
Janus Short-Term Bond Fund	390,378,999	13.5%

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$109,336,650	$–

Bank Loans	–	25,352,981	–

Corporate Bonds	–	2,618,937,761	–

Mortgage-Backed Securities	–	627,347,039	–

Preferred Stock	–	2,490,684	–

U.S. Treasury Notes/Bonds	–	695,759,967	–

Money Market	–	172,543,267	–

Total Investments in Securities	$–	$4,251,768,349	$–

Investments in Securities:
Janus Global Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$2,406,144	$–

Bank Loan	–	32,959	–

Corporate Bonds	–	15,461,145	–

Foreign Government Bonds	–	5,765,659	–

Mortgage-Backed Securities	–	5,577,041	–

U.S. Treasury Notes/Bonds	–	3,508,020	–

Money Market	–	1,669,000	–

Total Investments in Securities	$–	$34,419,968	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$82,627,156	$–

Corporate Bonds	–	1,718,633,419	–

Preferred Stock	–	22,887,984	–

Money Market	–	73,519,843	–

Total Investments in Securities	$–	$1,897,668,402	$–

Janus Fixed Income & Money Market Funds | 97

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Short-Term Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$53,031,818	$–

Bank Loans	–	73,634,094	–

Corporate Bonds	–	2,184,970,945	–

U.S. Treasury Notes/Bonds	–	443,498,035	–

Short-Term Taxable Variable Rate Demand Note	–	1,060,000	–

Money Market	–	121,421,154	–

Total Investments in Securities	$–	$2,877,616,046	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$35,400,000	$–

U.S. Government Agency Notes	–	78,601,822	–

Variable Rate Demand Agency Notes	–	86,515,000	–

Total Investments in Securities	$–	$200,516,822	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$195,500,645	$–

Commercial Paper	–	128,986,782	–

Repurchase Agreements	–	396,800,000	–

U.S. Government Agency Notes	–	381,015,773	–

Variable Rate Demand Agency Notes	–	206,745,000	–

Total Investments in Securities	$–	$1,309,048,200	$–

Other Financial Instruments(b):
Janus Global Bond Fund	$–	$78,370	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Fund	Aggregate Value

Fixed Income
Janus Flexible Bond Fund	$44,662,480
Janus Global Bond Fund	10,346,819
Janus High-Yield Fund	31,863,650

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2011.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

98 | DECEMBER 31, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the six-month period ended December 31, 2011. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers only Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities

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Notes to Financial Statements (unaudited) (continued)

and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

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The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

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Notes to Financial Statements (unaudited) (continued)

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

There were no Level 3 securities during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Fixed Income Funds during the period ended December 31, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fixed Income Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Fixed Income Funds’ ability to use derivative instruments may also be limited by tax considerations.

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Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fixed Income Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract

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Notes to Financial Statements (unaudited) (continued)

is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fixed Income Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fixed Income Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fixed Income Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fixed Income Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund

Foreign Exchange Contracts	Forward currency contracts	$78,437	Forward currency contracts	$67

Total		$78,437		$67

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the period ended December 31, 2011.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$45,587	$45,587

Total	$–	$–	$–	$45,587	$45,587

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Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$80,896	$80,896

Total	$–	$–	$–	$80,896	$80,896

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Fixed Income Funds may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for

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Notes to Financial Statements (unaudited) (continued)

all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fixed Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fixed Income Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fixed Income Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fixed Income Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fixed Income Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fixed Income Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended December 31, 2011 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Fixed Income
Janus Flexible Bond Fund	$49,765,811	2.9400% - 5.2500%
Janus Global Bond Fund	45,610	4.5000%
Janus High-Yield Fund	80,753,202	4.0000% - 11.5000%
Janus Short-Term Bond Fund	93,995,815	1.4958% - 6.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fixed Income Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fixed Income Funds’ investments. To the extent that a Fixed Income Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fixed Income Fund’s performance.

Exchange-Traded Funds
The Fixed Income Funds may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fixed

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Income Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fixed Income Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fixed Income Fund’s total return. The Fixed Income Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fixed Income Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fixed Income Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fixed Income Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Fixed Income Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fixed Income Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Initial Public Offerings
The Fixed Income Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fixed Income Fund with a small asset base. The Fixed Income Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Funds may

Janus Fixed Income & Money Market Funds | 107

Notes to Financial Statements (unaudited) (continued)

purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fixed Income Funds may invest in debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period ended December 31, 2011.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its

108 | DECEMBER 31, 2011

cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Money Market
Janus Government Money Market Fund		All Asset Levels	0.20
Janus Money Market Fund		All Asset Levels	0.20

Janus Capital has agreed to waive one-half of each Money Market Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administration fee. Prior to February 16, 2010, this fee was 0.50% of average daily net assets. Effective February 16, 2010, Class D Shares of each Fund will compensate Janus Capital at an annual rate of 0.46% and Class T Shares of each Fund will compensate Janus Capital at an annual rate of 0.48%. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (unaudited) (continued)

assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Fixed Income Funds until at least November 1, 2012 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Fixed Income
Janus Flexible Bond Fund	0.55
Janus Global Bond Fund	0.75
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

For a period of three years subsequent to Janus Global Bond Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 28, 2013. For the period ended December 31, 2011, total reimbursement by Janus Capital was $64,090 for the Fund. As of December 31, 2011, the aggregate amount of recoupment that may be potentially made to Janus Capital is $237,375.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any

110 | DECEMBER 31, 2011

Trustee under the Deferred Plan during the period ended December 31, 2011.

For the period ended December 31, 2011, Janus Capital assumed $39,214 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $286,615 was paid by the Trust during the period ended December 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$59,698
Janus Global Bond Fund	390
Janus High-Yield Fund	14,201
Janus Short-Term Bond Fund	8,820

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2011, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges to Janus Distributors:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$19
Janus High-Yield Fund	243
Janus Short-Term Bond Fund	843

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$31,945
Janus High-Yield Fund	7,412
Janus Short-Term Bond Fund	8,336

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the period ended December 31, 2011 are indicated in the table below:

Fund	Redemption Fee

Fixed Income
Janus High-Yield Fund	$187,475

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Fixed Income & Money Market Funds | 111

Notes to Financial Statements (unaudited) (continued)

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Cash Liquidity Fund LLC
Fixed Income
Janus Flexible Bond Fund	$1,745,958,267	$(1,615,162,000)	$65,923	$172,543,267
Janus Global Bond Fund	28,223,799	(28,017,764)	670	1,669,000
Janus High-Yield Fund	583,752,064	(638,647,000)	44,707	73,519,843
Janus Short-Term Bond Fund	1,011,781,659	(1,012,580,722)	44,902	121,421,154

	$3,369,715,789	$(3,294,407,486)	$156,202	$369,153,264

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/11	Purchases	Purchases	Redemptions	Redemption	12/31/11

Fixed Income
Janus Global Bond Fund - Class A Shares	$833,333	$–	–	$–	–	$833,333
Janus Global Bond Fund - Class C Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class D Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class S Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class T Shares	833,333	–	–	–	–	833,333

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

112 | DECEMBER 31, 2011

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$4,144,364,031	$127,151,393	$(19,747,075)	$107,404,318
Janus Global Bond Fund	34,703,020	400,942	(683,994)	(283,052)
Janus High-Yield Fund	1,890,491,585	61,948,290	(54,771,473)	7,176,817
Janus Short-Term Bond Fund	2,868,631,990	26,037,345	(17,053,289)	8,984,056
Money Market
Janus Government Money Market Fund	200,516,822	–	–	–
Janus Money Market Fund	1,309,048,200	–	–	–

Net capital loss carryovers as of June 30, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

		Accumulated
Fund	June 30, 2017	Capital Losses

Fixed Income
Janus High-Yield Fund	$(9,550,597)	$(9,550,597)

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fixed Income Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2011 (unaudited), the fiscal year ended June 30, 2011
the eight-month fiscal period ended June 30, 2010
and each fiscal year or period ended October 31

	Janus Flexible	Janus Global	Janus High-Yield	Janus Short-Term
	Bond Fund	Bond Fund	Fund	Bond Fund

Class A Shares
2011	0.75%	1.40%	0.90%	1.36%
2011	0.76%	3.50%(1)	0.92%	0.88%
2010(2)	0.76%	N/A	0.92%	0.84%
2009(3)	0.80%	N/A	0.96%	0.88%

Class C Shares
2011	1.53%	2.15%	1.68%	1.65%
2011	1.51%	4.22%(1)	1.61%	1.64%
2010(2)	1.51%	N/A	1.65%	1.59%
2009(3)	1.58%	N/A	1.71%	1.63%

Class D Shares
2011	0.58%	1.27%	0.75%	0.72%
2011	0.59%	2.92%(1)	0.76%	0.72%
2010(4)	0.60%	N/A	0.77%	0.74%

Janus Fixed Income & Money Market Funds | 113

Notes to Financial Statements (unaudited) (continued)

	Janus Flexible	Janus Global	Janus High-Yield	Janus Short-Term
	Bond Fund	Bond Fund	Fund	Bond Fund

Class I Shares
2011	0.54%	1.15%	0.69%	0.63%
2011	0.58%	3.13%(1)	0.70%	0.63%
2010(2)	0.59%	N/A	0.64%	0.59%
2009(3)	0.48%	N/A	0.66%	0.79%

Class R Shares
2011	1.20%	N/A	1.37%	N/A
2011	1.20%	N/A	1.33%	N/A
2010(2)	1.20%	N/A	1.37%	N/A
2009(3)	1.25%	N/A	1.41%	N/A

Class S Shares
2011	0.95%	1.65%	1.12%	1.09%
2011	0.95%	3.84%(1)	1.13%	1.08%
2010(2)	0.95%	N/A	1.12%	1.09%
2009(3)	0.99%	N/A	1.18%	1.13%

Class T Shares
2011	0.70%	1.39%	0.87%	0.84%
2011	0.70%	2.33%(1)	0.88%	0.84%
2010(2)	0.66%	N/A	0.86%	0.83%
2009	0.73%	N/A	0.89%	0.87%
2008	0.78%	N/A	0.90%	0.98%
2007	0.80%	N/A	0.87%	1.01%
2006	0.83%	N/A	0.93%	1.06%

(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Period from February 16, 2010 (inception date) through June 30, 2010.

7.	Capital Share Transactions

For the six-month period ended December 31, 2011 (unaudited)	Janus Flexible		Janus Global
and the fiscal year ended June 30, 2011 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2011	2011	2011	2011(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	18,734	22,145	328	114
Reinvested dividends and distributions	1,357	2,146	5	1
Shares repurchased	(7,703)	(16,568)	(9)	–
Net Increase/(Decrease) in Fund Shares	12,388	7,723	324	115
Shares Outstanding, Beginning of Period	38,005	30,282	115	–
Shares Outstanding, End of Period	50,393	38,005	439	115
Transactions in Fund Shares – Class C Shares:
Shares sold	8,384	10,865	35	124
Reinvested dividends and distributions	568	900	2	1
Shares repurchased	(2,738)	(8,423)	(12)	–
Net Increase/(Decrease) in Fund Shares	6,214	3,342	25	125
Shares Outstanding, Beginning of Period	25,471	22,129	125	–
Shares Outstanding, End of Period	31,685	25,471	150	125
Transactions in Fund Shares – Class D Shares:
Shares sold	9,788	15,249	1,024	515
Reinvested dividends and distributions	2,118	4,203	22	3
Shares repurchased	(5,938)	(16,546)	(398)	(47)
Net Increase/(Decrease) in Fund Shares	5,968	2,906	648	471
Shares Outstanding, Beginning of Period	65,110	62,204	471	–
Shares Outstanding, End of Period	71,078	65,110	1,119	471

114 | DECEMBER 31, 2011

For the six-month period ended December 31, 2011 (unaudited)	Janus Flexible		Janus Global
and the fiscal year ended June 30, 2011 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2011	2011	2011	2011(1)

Transactions in Fund Shares – Class I Shares:
Shares sold	51,027	68,920	277	1,049
Reinvested dividends and distributions	3,949	6,062	25	12
Shares repurchased	(20,517)	(30,047)	(77)	(49)
Net Increase/(Decrease) in Fund Shares	34,459	44,935	225	1,012
Shares Outstanding, Beginning of Period	116,676	71,741	1,012	–
Shares Outstanding, End of Period	151,135	116,676	1,237	1,012
Transactions in Fund Shares – Class R Shares:
Shares sold	463	840	N/A	N/A
Reinvested dividends and distributions	28	43	N/A	N/A
Shares repurchased	(255)	(496)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	236	387	N/A	N/A
Shares Outstanding, Beginning of Period	909	522	N/A	N/A
Shares Outstanding, End of Period	1,145	909	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1,902	2,507	–	83
Reinvested dividends and distributions	188	366	2	1
Shares repurchased	(1,276)	(3,141)	–	–
Net Increase/(Decrease) in Fund Shares	814	(268)	2	84
Shares Outstanding, Beginning of Period	5,481	5,749	84	–
Shares Outstanding, End of Period	6,295	5,481	86	84
Transactions in Fund Shares – Class T Shares:
Shares sold	32,942	45,603	134	849
Reinvested dividends and distributions	2,867	4,609	11	3
Shares repurchased	(13,732)	(34,816)	(720)	(1)
Net Increase/(Decrease) in Fund Shares	22,077	15,396	(575)	851
Shares Outstanding, Beginning of Period	75,364	59,968	851	–
Shares Outstanding, End of Period	97,441	75,364	276	851

(1)	Period from December 28, 2010 (inception date) through June 30, 2011.

Janus Fixed Income & Money Market Funds | 115

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus
For the six-month period ended December 31, 2011 (unaudited)	High-Yield		Short-Term
and the fiscal year ended June 30, 2011 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2011	2011	2011	2011

Transactions in Fund Shares – Class A Shares:
Shares sold	9,269	11,097	32,754	111,075
Reinvested dividends and distributions	739	973	1,453	1,297
Shares repurchased	(4,638)	(6,146)	(31,404)	(30,021)
Net Increase/(Decrease) in Fund Shares	5,370	5,924	2,803	82,351
Shares Outstanding, Beginning of Period	18,836	12,912	121,590	39,239
Shares Outstanding, End of Period	24,206	18,836	124,393	121,590
Transactions in Fund Shares – Class C Shares:
Shares sold	879	2,682	6,518	10,034
Reinvested dividends and distributions	217	414	153	356
Shares repurchased	(1,553)	(2,609)	(4,139)	(7,943)
Net Increase/(Decrease) in Fund Shares	(457)	487	2,532	2,447
Shares Outstanding, Beginning of Period	8,590	8,103	22,880	20,433
Shares Outstanding, End of Period	8,133	8,590	25,412	22,880
Transactions in Fund Shares – Class D Shares:
Shares sold	2,915	9,132	8,080	17,815
Reinvested dividends and distributions	1,093	2,004	856	2,149
Shares repurchased	(4,075)	(5,762)	(9,602)	(25,275)
Net Increase/(Decrease) in Fund Shares	(67)	5,374	(666)	(5,311)
Shares Outstanding, Beginning of Period	34,726	29,352	68,159	73,470
Shares Outstanding, End of Period	34,659	34,726	67,493	68,159
Transactions in Fund Shares – Class I Shares:
Shares sold	18,383	22,048	37,543	167,595
Reinvested dividends and distributions	661	1,298	1,402	2,440
Shares repurchased	(8,744)	(12,833)	(93,864)	(49,214)
Net Increase/(Decrease) in Fund Shares	10,300	10,513	(54,919)	120,821
Shares Outstanding, Beginning of Period	19,155	8,642	176,281	55,460
Shares Outstanding, End of Period	29,455	19,155	121,362	176,281
Transactions in Fund Shares – Class R Shares:
Shares sold	43	56	N/A	N/A
Reinvested dividends and distributions	3	7	N/A	N/A
Shares repurchased	(64)	(46)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(18)	17	N/A	N/A
Shares Outstanding, Beginning of Period	121	104	N/A	N/A
Shares Outstanding, End of Period	103	121	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	98	287	102	1,012
Reinvested dividends and distributions	23	55	21	44
Shares repurchased	(249)	(326)	(89)	(878)
Net Increase/(Decrease) in Fund Shares	(128)	16	34	178
Shares Outstanding, Beginning of Period	767	751	1,847	1,669
Shares Outstanding, End of Period	639	767	1,881	1,847
Transactions in Fund Shares – Class T Shares:
Shares sold	23,346	53,808	100,490	306,798
Reinvested dividends and distributions	4,268	6,835	7,541	18,345
Shares repurchased	(20,790)	(28,170)	(129,581)	(326,058)
Net Increase/(Decrease) in Fund Shares	6,824	32,473	(21,550)	(915)
Shares Outstanding, Beginning of Period	116,165	83,692	632,065	632,980
Shares Outstanding, End of Period	122,989	116,165	610,515	632,065

116 | DECEMBER 31, 2011

For the six-month period ended December 31, 2011 (unaudited)	Janus Government
and the fiscal year ended June 30, 2011 (all numbers in thousands)	Money Market Fund		Janus Money Market Fund
Money Market	2011	2011	2011	2011

Transactions in Fund Shares – Class D Shares:
Shares sold	49,014	81,476	377,970	566,928
Reinvested dividends and distributions	4	10	22	62
Shares repurchased	(43,779)	(103,984)	(333,125)	(698,689)
Net Increase/(Decrease) in Fund Shares	5,239	(22,498)	44,867	(131,699)
Shares Outstanding, Beginning of Period	189,262	211,760	1,105,313	1,237,012
Shares Outstanding, End of Period	194,501	189,262	1,150,180	1,105,313
Transactions in Fund Shares – Class T Shares:
Shares sold	2,556	4,893	46,598	94,195
Reinvested dividends and distributions	–	4	1	34
Shares repurchased	(2,377)	(3,607)	(49,104)	(95,908)
Net Increase/(Decrease) in Fund Shares	179	1,290	(2,505)	(1,679)
Shares Outstanding, Beginning of Period	5,732	4,442	164,553	166,232
Shares Outstanding, End of Period	5,911	5,732	162,048	164,553

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$1,751,335,463	$1,075,056,526	$1,396,835,753	$1,369,219,110
Janus Global Bond Fund	35,770,574	26,697,956	11,872,966	14,198,565
Janus High-Yield Fund	650,006,908	433,586,636	–	–
Janus Short-Term Bond Fund	761,633,730	729,533,943	614,521,254	861,787,968

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

10.	Subsequent Events

Effective April 2, 2012, the 2.00% redemption fee charged by Janus High-Yield Fund upon the sale or exchange of Class D Shares, Class I Shares, Class R Shares, Class S Shares, or Class T Shares within 90 days of purchase or exchange is eliminated and will no longer be charged by the Fund.

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Fixed Income & Money Market Funds | 117

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

118 | DECEMBER 31, 2011

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

Janus Fixed Income & Money Market Funds | 119

Additional Information (unaudited) (continued)

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

120 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011 . The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but

Janus Fixed Income & Money Market Funds | 121

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

122 | DECEMBER 31, 2011

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Fixed Income & Money Market Funds | 123

Notes

124 | DECEMBER 31, 2011

Notes

Janus Fixed Income & Money Market Funds | 125

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-127	125-24-93004 02-12

SEMIANNUAL REPORT

December 31, 2011

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

A Tentative End to a Volatile Year

Equity markets ended 2011 on an optimistic – if bumpy – note. The S&P 500 Index rose 11.82% in the fourth quarter and eked out a 2.11% return for the year. Of course, this recent rebound may be just the latest chapter in another year marked by extreme up-and-down markets. The market’s severe swings appear to be driven by very light trading volume, a trend likely to remain in place without meaningful progress in the difficulties plaguing global markets. Until this occurs, high correlations and elevated volatility levels will probably remain the norm. Our portfolios continue to be positioned somewhat defensively based on this outlook. We also have taken advantage of heightened volatility in an effort to further strengthen our overall risk profiles and portfolio quality.

Preparing for Prolonged Uncertainty

We think a cautious approach makes sense given the macroeconomic risks that have been whipsawing markets. In addition to lackluster growth, both Europe and the U.S. have a tremendous amount of deleveraging to work through. There seems to be little agreement by government leaders on how to solve these challenges, and a lack of action is likely to keep markets in a state of uncertainty.

The situation in Europe may soon come to a head. At this point, a Greek exit from the euro zone may be unavoidable. The bigger issue is what might happen in Italy and Spain, since these countries play a much more prominent economic role in the region. In a worst-case scenario, the undercapitalized European banking system may start to collapse. Meanwhile, European Union political leaders seem content to debate how best to handle these problems, with little consensus emerging. Let’s hope they take a more unified approach to avoid a complete fiscal debacle before another shoe drops.

Political antics in the U.S. are no better. Contentious rhetoric from both parties has kept investors on edge, and this bickering has distracted Washington from meaningful dialogue about the structural problems that are impeding healthier economic expansion. We need politicians to think past the next election cycle and make some tough decisions. Most importantly, we need jobs. There has been some improvement on this front, but the sheer volume of unemployed Americans remains staggering.

China has problems as well. Dramatic levels of fixed asset investment, largely credit financed, have supported China’s remarkable expansion, and many parts of the global economy have come to depend on strong and sustained growth in China. A significant disruption of this trend could be quite a shock, both to equity fundamentals and valuation multiples.

Protect on the Downside

Looking further out, a number of indicators make us bullish over the next 5+ years. First, the U.S. economy has proven to be surprisingly resilient, chugging along despite a steady stream of market shocks. While a full-blown recovery remains elusive, we expect gross domestic product to continue expanding in the 1.5-2.5% range over the next 12 months. Second, U.S. companies remain financially strong, with healthy balance sheets and sizable cash holdings. Margin compression continues to be a concern and without top-line growth, earnings may soon come under pressure. Nevertheless, many firms have been able to capture additional growth potential from smart merger and acquisition activity. Furthermore, stock valuations appear reasonable. The S&P 500 was trading around 13x forward earnings at year end, with a 2.08% dividend yield, notably higher than the 1.88% offered by the 10-year U.S. Treasury note. This is the first time in five decades that the S&P 500 dividend yield is higher than that of 10-year U.S. Treasuries. With this in mind, U.S. stocks look to be a decent long-term investment.

Looking ahead, our bias remains firmly on high-quality stocks – those with strong balance sheets, solid free cash flows and robust operating efficiencies. We believe these companies have the strength not only to navigate a difficult environment, but also to enhance their competitive position as weaker entities struggle. Although the valuation gap between small- and large cap stocks has narrowed over the past 12 months, we think that large caps carry less absolute risk, and we have found potential across most sectors. However, because of macro headwinds we have been underweight in consumer discretionary. We also remain underweight electric utilities

Janus Value Funds | 1

(Continued) (unaudited)

due to the regulated nature of their business and levered balance sheets that are not supported by free cash flow.

As we enter 2012, we want to thank you for the confidence you have placed in Perkins Investment Management. We continue to be excited about the long-term opportunities we are finding in a difficult market and look forward to providing strong performance for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

The opinions are those of the authors as of 12-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

2 | DECEMBER 31, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2012 (until at least November 1, 2013 for Perkins Select Value Fund). Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Janus Value Funds | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2011

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong larger capitalization companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the six months ended December 31, 2011, Perkins Large Cap Value Fund’s Class I Shares returned -5.20%, slightly outperforming its benchmark, the Russell 1000 Value Index, which returned -5.22%.

Stock selection was additive relative to the benchmark. Consistent with our downside-risk sensitive approach, we held up best on a relative basis in the worst performing sector, financials, within the index. One of the contributors to the Fund’s underperformance for 2011 was our normal significant underweight in utilities, as it was the best performing sector in the index. Utilities’ balance sheets and free cash flows are below average and, along with their regulated nature, make them less attractive to us on a secular basis.

Market Commentary

Stocks suffered a significant sell-off in the third quarter, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion.

The stock market rebounded from the third quarter correction, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB). Despite these short-term trend improvements, our market perspective has not changed, as we remain somewhat cautious with higher than normal cash levels. The environment remains one of extremely strong company fundamentals offset by very challenging economic and financial issues. Economic vulnerability persists with continuous headwinds from the European debt crisis coupled with ongoing governmental and consumer deleveraging, and high unemployment levels. Volatility drives market sentiment, even with the backdrop of continued monetary actions at home (securities repurchases, low interest rates), and, to date, ineffective attempts to remedy the long term capital shortage of European banks. And so, during the short term, uncertainty will likely persist until we regain footing on macro fundamentals.

Contagion risk remains as mounting European debt problems affect financial structures globally. Concerns revolve around the European banking system as many banks are thinly capitalized and carry debt of distressed “PIIGS” (Portugal, Italy, Ireland, Greece and Spain) countries at unrealistically high values. In an effort to absorb any potential shocks from the Euro zone debt crisis and encourage domestic growth, U.S. Fed policy indicates interest rates will remain somewhat artificially low well into 2013.

In spite of macroeconomic headwinds, microeconomic fundamentals remain positive. The market appears reasonably valued with the S&P 500 Index trading at period end at about 13x 2011 earnings estimates of $95, and an earnings yield of almost 8%. As compared to 10-year Treasuries’ yields of slightly under 2%, there is a 6% risk premium to owning stocks – the highest level in three decades. Moreover, for the first time in 50 years, stocks yield more than 10-year Treasuries, as the S&P 500 dividend yield currently is over 2%. Corporate balance sheets continue to strengthen, and U.S. banks have much better capital structures than before the financial crisis. By these metrics, equities remain an attractive asset class, especially compared to bonds. Continuing high volatility provides for pricing dislocation and opportunity.

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

Contributors

Pharmaceutical giants Merck and Pfizer were the largest contributors during the six-month period. Pfizer’s earnings remained steady despite the Lipitor patent expiration. Also, the company continued to return capital to shareholders in the form of an increased dividend and larger share buyback. Looking to 2012, it is expected that the company will either sell or spin-off, its animal health and nutrition business units. We continue to maintain a position due to its strong dividend yield of 4%, its valuation of 10x estimated 2012 earnings and a healthy product pipeline.

Vodafone, the global wireless telecom company, was another leading gainer. We appreciate management’s efforts to clean up its complicated holding company structure, including selling its stake in China Mobile and putting the various remaining equity holdings into a single business unit. There is also renewed focus in the market on the potential for a monetization of Vodafone’s significant stake in Verizon Wireless. In the meantime, the stock has a dividend yield of over 7% (including distributions from Verizon Wireless) and sells at 10 x estimated 2011 earnings.

Detractors

Life science tool provider Thermo Fisher declined over 30% due to uncertainty related to the level of healthcare capital expenditures and government funding for life sciences research. We maintain our long held position in this industry leader based on its valuation of less than 10x earnings, its preeminent leadership position in the industry, strong balance sheet, and above average stable free cash flow generation, in our view.

Two financial holdings, SunTrust Banks and JPMorgan Chase, also weighed on performance. We consider SunTrust’s valuation attractive on normalized earnings. While we are significantly underweight the money center banks, we do maintain a position in JPMorgan Chase. All the money centers, including JPMorgan, were weak due to contagion worries from a deteriorating credit situation in Europe. We believe the exposure at JPMorgan is manageable but prefer to overweight the super regional banks, such as SunTrust, that are less exposed.

Market Outlook

We believe that our quality-oriented, risk-sensitive investment approach is especially important in this type of difficult environment. High-quality companies with strong balance sheets and high free cash flows will likely hold up better in stressed environments over the long term, and are better positioned against weaker competitors. We have found excellent buys in the bank, health care and infrastructure sectors. Banks, from the super regionals to the small cap thrifts, offer good values with solid capital levels in our view, attractive valuations based on normalized earnings and dividend yields of 3%-5%. On the health care side, medical equipment stocks have traded off during the year on growth concerns. However, we think the longer term demographics are favorable to support earnings growth, and in the meantime, the balance sheets appear very strong and free cash flow yields approach 10% in many instances. In the infrastructure area, engineering and construction companies are trading at below average multiples of earnings with strong balance sheets in our view and could benefit from any infrastructure stimulus plan originating from Washington. Given the continuing economic uncertainty, we are maintaining above average cash levels. These cash reserves not only enhance our risk profile, but also give us flexibility to be opportunistic in what is likely to be a continued volatile market.

Overall, due to the significant number of negative headwinds domestically and abroad, we believe it is important to be risk sensitive while maintaining a long-term focus. The ability to outperform on the downside is a critical component of compounding returns in the long term. Short-term volatility is likely to remain high, and it is easy to make short-term mistakes at the expense of long-term results. Our fundamental approach to investing seeks above average returns over a full market cycle. This reinforces our confidence to pursue our disciplined, value-oriented investment process.

Thank you for your investment in Perkins Large Cap Value Fund.

6 | DECEMBER 31, 2011

(unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Merck & Co., Inc	0.18%
Pfizer, Inc.	0.18%
Vodafone Group PLC (ADR)	0.15%
Wal-Mart Stores, Inc.	0.13%
Cisco Systems, Inc.	0.13%

5 Bottom Performers – Holdings

Contribution

Thermo Fisher Scientific, Inc.	–0.36%
SunTrust Banks, Inc.	–0.32%
JPMorgan Chase & Co.	–0.30%
QEP Resources, Inc.	–0.30%
Alcoa, Inc.	–0.29%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	1.82%	22.72%	25.18%
Consumer Discretionary	0.51%	7.53%	8.90%
Telecommunication Services	0.31%	5.67%	4.78%
Consumer Staples	0.19%	9.75%	7.88%
Industrials	–0.06%	10.42%	9.03%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	–0.80%	16.59%	12.56%
Utilities	–0.72%	1.90%	7.54%
Energy	–0.53%	13.54%	12.47%
Materials	–0.41%	3.64%	2.73%
Information Technology	–0.18%	8.24%	8.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

AT&T, Inc. Telephone – Integrated	1.8%
Merck & Co., Inc. Medical – Drugs	1.7%
Pfizer, Inc. Medical – Drugs	1.7%
Ameriprise Financial, Inc. Investment Management and Advisory Services	1.7%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.6%

8.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

8 | DECEMBER 31, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011				Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	–5.40%	–0.57%	11.58%	1.19%	1.19%

MOP	–10.85%	–6.25%	9.40%

Perkins Large Cap Value Fund – Class C Shares

NAV	–5.71%	–1.27%	10.74%	1.97%	1.97%

CDSC	–6.60%	–2.20%	10.74%

Perkins Large Cap Value Fund – Class D Shares(1)	–5.30%	–0.37%	11.29%	0.93%	0.93%

Perkins Large Cap Value Fund – Class I Shares	–5.20%	–0.20%	11.90%	0.85%	0.85%

Perkins Large Cap Value Fund – Class S Shares	–5.49%	–0.72%	11.36%	1.35%	1.35%

Perkins Large Cap Value Fund – Class T Shares	–5.34%	–0.41%	11.49%	1.06%	1.06%

Russell 1000® Value Index	–5.22%	0.39%	11.55%

Lipper Quartile – Class I Shares	–	2nd	3rd

Lipper Ranking – based on total returns for Large-Cap Core Funds	–	492/1064	625/958

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of a predecessor fund(s), accounting for, when applicable and permitted, any fee and expense limitations and waivers. If each respective share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares commenced operations on February 16, 2010. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

10 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$946.00	$5.53

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$942.90	$9.57

Hypothetical (5% return before expenses)	$1,000.00	$1,015.28	$9.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$947.00	$4.65

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$948.00	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$945.10	$6.41

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$946.60	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.38

†	Expenses are equal to the annualized expense ratio of 1.13% for Class A Shares, 1.96% for Class C Shares, 0.95% for Class D Shares, 0.83% for Class I Shares, 1.31% for Class S Shares and 1.06% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 11

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Common Stock – 89.8%
Aerospace and Defense – 2.0%
14,200	General Dynamics Corp.	$943,022
29,000	Raytheon Co.	1,403,020
6,500	Rockwell Collins, Inc.	359,905
		2,705,947
Aerospace and Defense – Equipment – 0.4%
6,500	United Technologies Corp.	475,085
Agricultural Chemicals – 0.8%
21,000	Mosaic Co.	1,059,030
Applications Software – 1.2%
62,000	Microsoft Corp.	1,609,520
Beverages – Non-Alcoholic – 1.3%
26,500	PepsiCo, Inc.	1,758,275
Brewery – 1.2%
35,000	Molson Coors Brewing Co. – Class B	1,523,900
Cable/Satellite Television – 0.8%
42,000	Comcast Corp. – Class A	995,820
Cellular Telecommunications – 1.6%
75,000	Vodafone Group PLC (ADR)	2,102,250
Commercial Banks – 0.7%
38,500	BB&T Corp.	969,045
Commercial Services – Finance – 1.0%
70,000	Western Union Co.	1,278,200
Computer Services – 0.7%
6,500	Accenture, Ltd. – Class A (U.S. Shares)	345,995
3,000	International Business Machines Corp.	551,640
		897,635
Computer Software – 0.2%
9,000	Akamai Technologies, Inc.*	290,520
Computers – 0.2%
11,000	Hewlett-Packard Co.	283,360
Computers – Memory Devices – 0.3%
12,500	NetApp, Inc.*	453,375
Consumer Products – Miscellaneous – 0.3%
6,000	Kimberly-Clark Corp.	441,360
Cosmetics and Toiletries – 1.2%
23,000	Procter & Gamble Co.	1,534,330
Diversified Banking Institutions – 2.1%
58,000	Bank of America Corp.	322,480
7,500	Goldman Sachs Group, Inc.	678,225
54,000	JPMorgan Chase & Co.	1,795,500
		2,796,205
Diversified Operations – 2.8%
79,000	General Electric Co.	1,414,890
16,300	Illinois Tool Works, Inc.	761,373
32,000	Tyco International, Ltd. (U.S. Shares)	1,494,720
		3,670,983
Electric – Integrated – 2.1%
18,100	Entergy Corp.	1,322,205
12,100	Exelon Corp.	524,777
33,000	PPL Corp.	970,860
		2,817,842
Electronic Components – Miscellaneous – 0.4%
14,000	Garmin, Ltd.	557,340
Electronic Components – Semiconductors – 0.9%
7,500	Altera Corp.	278,250
36,500	Intel Corp.	885,125
		1,163,375
Electronic Forms – 0.4%
16,500	Adobe Systems, Inc.*	466,455
Engineering – Research and Development Services – 1.5%
16,000	Jacobs Engineering Group, Inc.*	649,280
19,000	KBR, Inc.	529,530
22,000	URS Corp.*	772,640
		1,951,450
Enterprise Software/Services – 0.3%
15,500	Oracle Corp.	397,575
Fiduciary Banks – 0.8%
27,500	State Street Corp.	1,108,525
Finance – Credit Card – 1.1%
59,000	Discover Financial Services	1,416,000
Food – Miscellaneous/Diversified – 1.1%
42,500	Unilever PLC (ADR)	1,424,600
Food – Retail – 1.0%
30,000	Kroger Co.	726,600
28,000	Safeway, Inc.	589,120
		1,315,720
Food – Wholesale/Distribution – 0.5%
24,000	Sysco Corp.	703,920
Gold Mining – 1.0%
19,000	Goldcorp, Inc. (U.S. Shares)	840,750
9,000	Newmont Mining Corp.	540,090
		1,380,840
Instruments – Controls – 0.5%
12,500	Honeywell International, Inc.	679,375
Instruments – Scientific – 0.9%
26,000	Thermo Fisher Scientific, Inc.*	1,169,220
Internet Security – 0.5%
41,000	Symantec Corp.*	641,650
Investment Management and Advisory Services – 3.3%
45,500	Ameriprise Financial, Inc.	2,258,620
13,000	Franklin Resources, Inc.	1,248,780
42,000	INVESCO, Ltd.	843,780
		4,351,180
Machinery – Farm – 0.4%
6,000	Deere & Co.	464,100
Medical – Biomedical and Genetic – 1.8%
15,000	Amgen, Inc.	963,150
14,000	Gilead Sciences, Inc.*	573,020
23,000	Life Technologies Corp.*	894,930
		2,431,100
Medical – Drugs – 6.6%
31,400	Abbott Laboratories	1,765,622
19,500	Johnson & Johnson	1,278,810
61,000	Merck & Co., Inc.	2,299,700

See Notes to Schedules of Investments and Financial Statements.

12 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Medical – Drugs – (continued)

19,500	Novartis A.G. (ADR)	$1,114,815
106,000	Pfizer, Inc.	2,293,840
		8,752,787
Medical – Generic Drugs – 0.7%
24,000	Teva Pharmaceutical S.P. (ADR)	968,640
Medical – HMO – 0.4%
8,000	WellPoint, Inc.	530,000
Medical – Wholesale Drug Distributors – 0.5%
8,000	McKesson Corp.	623,280
Medical Instruments – 1.3%
23,000	Medtronic, Inc.	879,750
25,000	St. Jude Medical, Inc.	857,500
		1,737,250
Medical Labs and Testing Services – 0.5%
7,000	Laboratory Corp. of America Holdings*	601,790
Medical Products – 2.7%
20,500	Becton, Dickinson and Co.	1,531,760
24,000	Covidien PLC (U.S. Shares)	1,080,240
17,500	Zimmer Holdings, Inc.	934,850
		3,546,850
Metal – Aluminum – 0.4%
61,000	Alcoa, Inc.	527,650
Metal – Copper – 0.6%
23,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	846,170
Motion Pictures and Services – 0.3%
11,500	Dolby Laboratories, Inc.*	350,865
Multi-Line Insurance – 1.4%
69,000	Allstate Corp.	1,891,290
Multimedia – 1.9%
26,000	News Corp. – Class A	463,840
21,000	Time Warner, Inc.	758,940
35,500	Walt Disney Co.	1,331,250
		2,554,030
Networking Products – 0.8%
61,000	Cisco Systems, Inc.	1,102,880
Non-Hazardous Waste Disposal – 0.8%
36,000	Republic Services, Inc.	991,800
Oil – Field Services – 0.4%
8,000	Schlumberger, Ltd. (U.S. Shares)	546,480
Oil and Gas Drilling – 0.9%
24,000	Ensco International PLC (ADR)	1,126,080
Oil Companies – Exploration and Production – 6.5%
12,500	Anadarko Petroleum Corp.	954,125
5,100	Apache Corp.	461,958
18,000	Devon Energy Corp.	1,116,000
9,500	EQT Corp.	520,505
65,000	Exco Resources, Inc.	679,250
26,500	Forest Oil Corp.*	359,075
1	Lone Pine Resources, Inc.*	7
15,500	Noble Energy, Inc.	1,463,045
9,000	Occidental Petroleum Corp.	843,300
22,000	Plains Exploration & Production Co.*	807,840
30,500	QEP Resources, Inc.	893,650
15,300	Southwestern Energy Co.*	488,682
		8,587,437
Oil Companies – Integrated – 2.7%
9,000	Chevron Corp.	957,600
12,500	Exxon Mobil Corp.	1,059,500
28,500	Hess Corp.	1,618,800
		3,635,900
Oil Field Machinery and Equipment – 0.6%
12,000	National Oilwell Varco, Inc.	815,880
Pipelines – 0.5%
14,000	Enterprise Products Partners L.P.	649,320
Property and Casualty Insurance – 0.8%
17,000	Travelers Cos., Inc.	1,005,890
Publishing – Books – 0.7%
40,500	Reed Elsevier N.V. (ADR)	940,005
Reinsurance – 3.2%
28,000	Berkshire Hathaway, Inc. – Class B*	2,136,400
12,500	Everest Re Group, Ltd.	1,051,125
17,000	PartnerRe, Ltd.	1,091,570
		4,279,095
REIT – Diversified – 1.1%
81,000	Weyerhaeuser Co.	1,512,270
Retail – Building Products – 0.3%
17,000	Lowe’s Cos., Inc.	431,460
Retail – Consumer Electronics – 0.3%
15,500	Best Buy Co., Inc.	362,235
Retail – Discount – 1.4%
13,500	Target Corp.	691,470
19,500	Wal-Mart Stores, Inc.	1,165,320
		1,856,790
Retail – Drug Store – 1.5%
19,500	CVS Caremark Corp.	795,210
34,000	Walgreen Co.	1,124,040
		1,919,250
Retail – Office Supplies – 0.6%
60,000	Staples, Inc.	833,400
Retail – Regional Department Stores – 0.4%
12,000	Kohl’s Corp.	592,200
Savings/Loan/Thrifts – 0.8%
79,000	First Niagara Financial Group, Inc.	681,770
30,000	Washington Federal, Inc.	419,700
		1,101,470
Semiconductor Components/Integrated Circuits – 0.3%
7,000	Qualcomm, Inc.	382,900
Semiconductor Equipment – 0.7%
92,000	Applied Materials, Inc.	985,320
Super-Regional Banks – 5.3%
69,000	Fifth Third Bancorp.	877,680
32,000	PNC Financial Services Group, Inc.	1,845,440
64,000	SunTrust Banks, Inc.	1,132,800

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 13

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Super-Regional Banks – (continued)

41,000	U.S. Bancorp.	$1,109,050
72,500	Wells Fargo & Co.	1,998,100
		6,963,070
Telephone – Integrated – 3.6%
79,500	AT&T, Inc.	2,404,080
42,000	CenturyLink, Inc.	1,562,400
21,500	Verizon Communications, Inc.	862,580
		4,829,060
Transportation – Railroad – 0.2%
3,500	Kansas City Southern*	238,035
Transportation – Services – 0.5%
7,500	FedEx Corp.	626,325
X-Ray Equipment – 0.3%
24,000	Hologic, Inc.*	420,240

Total Common Stock (cost $114,928,440)		118,950,501

Repurchase Agreement – 10.0%
$13,281,000	ING Financial Markets LLC, 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $13,281,015 collateralized by $983,577 in U.S. Government Agencies 2.2250% – 5.0000%, 7/17/15 – 2/1/36 and by $12,271,552 in U.S. Treasuries 0.2500% – 4.5000%, 5/31/13 – 11/15/41 with respective values of $566,246 and $12,980,461 (cost $13,281,000)	13,281,000

Total Investments (total cost $128,209,440) – 99.8%		132,231,501

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		221,649

Net Assets – 100%		$132,453,150

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,986,475	2.3%
Canada	840,750	0.6%
Curacao	546,480	0.4%
Ireland	1,426,235	1.1%
Israel	968,640	0.7%
Netherlands	940,005	0.7%
Switzerland	3,166,875	2.4%
United Kingdom	4,652,930	3.5%
United States††	116,703,111	88.3%

Total	$132,231,501	100.0%

††	Includes Cash Equivalents (78.2% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

14 | DECEMBER 31, 2011

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot This Fund seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.	Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager

Performance Overview

During the six months ended December 31, 2011, Perkins Mid Cap Value Fund’s Class T Shares returned -7.20%, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -7.56%.

Our stock selection was positive relative to the benchmark. Not surprisingly, the Fund held up significantly better in the areas where the index had some of the largest declines (industrials, financials and telecommunication services). This is consistent with our approach of identifying higher quality stocks with less downside risk. Our cash position and small investment in index puts helped mitigate the market decline. The primary negative influence was our normal significant underweight in utilities. Utilities, which were up over 8%, detracted over 150 basis points from performance. Also detracting from performance was our small investment in index puts.

Economic Environment

Stocks suffered a significant sell-off in the third quarter, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion.

The stock market rebounded from the third quarter correction, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB). Despite these short-term trend improvements, our market perspective has not changed, as we remain somewhat cautious with higher than normal cash levels. The environment remains one of extremely strong company fundamentals offset by very challenging economic and financial issues. Economic vulnerability persists with continuous headwinds from the European debt crisis coupled with ongoing governmental and consumer deleveraging, and high unemployment levels. Volatility drives market sentiment, even with the backdrop of continued monetary actions at home (securities repurchases, low interest rates), and, to date, ineffective attempts to remedy the long term capital shortage of European banks. And so, during the short term, uncertainty will likely persist until we regain footing on macro fundamentals.

Contagion risk remains as mounting European debt problems affect financial structures globally. Concerns revolve around the European banking system as many banks are thinly capitalized and carry debt of distressed “PIIGS” (Portugal, Italy, Ireland, Greece and Spain) countries at unrealistically high values. In an effort to absorb any potential shocks from the Euro zone debt crisis and encourage domestic growth, U.S. Fed policy indicates interest rates will remain somewhat artificially low well into 2013.

In spite of macroeconomic headwinds, microeconomic fundamentals remain positive. The market appears reasonably valued with the S&P 500 Index trading at period end at about 13x 2011 earnings estimates of $95, and an earnings yield of almost 8%. As compared to 10-year Treasuries’ yields of slightly under 2%, there is a 6% risk premium to owning stocks – the highest level in three decades. Moreover, for the first time in 50 years, stocks yield more than 10-year Treasuries, as the S&P 500 dividend yield currently is over 2%. Corporate balance sheets continue to strengthen, and U.S. banks have much better capital structures than before the financial crisis. By these metrics, equities remain an attractive asset class, especially compared to bonds. Continuing high volatility provides for pricing dislocation and opportunity.

Holdings That Contributed to Performance

Oil & gas producer Petrohawk Energy rallied 53% on news that BHP Billiton would acquire the company, allowing it to tap into the American shale natural gas market. The acquisition price was slightly above what our

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

estimate of the stock’s asset value had been. We exited the position.

Immucor, a maker of systems used in blood transfusions, rose 27% after it agreed to be acquired by private equity firm TPG Capital in a $1.97 billion deal. We eliminated the position.

In the past the fund has consistently benefited from merger and acquisition activity. We view this as an affirmation of the valuation focus of our investment process. We believe that merger and acquisition activity will be strong in the coming year.

Holdings That Detracted from Performance

First Niagara Financial Group was a disappointment in 2011. With a strong, high-quality earnings stream in our view, no credit problems, a large dividend and robust capital ratios First Niagara was purchased with downside protection in mind. However, two items hurt the stock. First, the bank agreed to purchase a large deposit franchise from HSBC in a deal that required a capital raise. This overhang hurt the stock more than we anticipated. Second, the collapse of interest rates in the U.S. adversely impacted highly liquid balance sheets like First Niagara as re-investment in lower yielding securities drags down returns. The bank finally raised capital in December, and unfortunately cut the dividend. We retained our position as the stock sells at less than 10x current earnings and has a 3.6% dividend yield. We also appreciate the company’s liquid and strong balance sheet and what we believe are its good growth prospects.

Life science tool provider Thermo Fisher declined over 30% due to uncertainty related to government funding for life science research. We maintain our long-held position in the stock based on its attractive reward/risk ratio, its preeminent leadership position in the industry, strong balance sheet, and above average stable free cash flow generation, in our view.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of providing steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, these positions were slightly additive to the Fund’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook and Positioning

We believe that our quality-oriented, risk-sensitive investment approach is especially important in this type of difficult environment. High-quality companies with strong balance sheets and high free cash flows will likely hold up better in stressed environments over the long term, and are better positioned against weaker competitors. We have found excellent buys in banks, health care and infrastructure. Banks, from the super regionals to the small cap thrifts, offer good values with solid capital levels, in our view attractive valuations based on normalized earnings and dividend yields of 3%-5%. On the health care side, medical equipment stocks have traded off during the year on growth concerns. However, we think the longer term demographics are favorable to support earnings growth, and in the meantime, the balance sheets appear very strong and free cash flow yields approach 10% in many instances. In the infrastructure area, engineering and construction companies are trading at below average multiples of earnings with strong balance sheets in our view and could benefit from any infrastructure stimulus plan originating from Washington. Given the continuing economic uncertainty, we are maintaining above average cash levels. These cash reserves not only enhance our risk profile, but also give us flexibility to be opportunistic in what is likely to be a volatile market.

Overall, due to the significant number of negative headwinds domestically and abroad, we believe it is important to be risk sensitive while maintaining a long-term focus. The ability to outperform on the downside is a critical component of compounding returns. Volatility is likely to remain high, and it is easy to make short-term mistakes at the expense of long-term results. Our fundamental approach to investing has created above average returns over each full market cycle of our Funds’ existence. This reinforces our confidence to pursue our disciplined, value oriented, investment process.

Thank you for your investment in Perkins Mid Cap Value Fund.

16 | DECEMBER 31, 2011

(unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

iShares Russell 2000® Index Fund (ETF)	0.68%
Petrohawk Energy Corp.	0.21%
American Eagle Outfitters, Inc.	0.15%
Immucor, Inc.	0.15%
Garmin, Ltd.	0.14%

5 Bottom Performers – Holdings

Contribution

First Niagara Financial Group, Inc.	–0.46%
Thermo Fisher Scientific, Inc.	–0.36%
QEP Resources, Inc.	–0.36%
Forest Oil Corp.	–0.36%
URS Corp.	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	0.88%	13.26%	10.40%
Telecommunication Services	0.47%	2.83%	0.86%
Financials	0.45%	25.23%	30.85%
Consumer Staples	0.31%	6.37%	6.71%
Information Technology	0.24%	11.21%	8.27%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–1.66%	3.26%	13.91%
Health Care	–0.69%	12.24%	6.40%
Materials	–0.12%	5.50%	4.60%
Energy	0.00%	13.85%	6.74%
Other**	0.07%	–4.85%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Ameriprise Financial, Inc. Investment Management and Advisory Services	1.8%
Allstate Corp. Multi-Line Insurance	1.4%
Western Union Co. Commercial Services – Finance	1.4%
CenturyLink, Inc. Telephone – Integrated	1.4%
URS Corp. Engineering – Research and Development Services	1.2%

7.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

18 | DECEMBER 31, 2011

(unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2011						Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	–7.24%	–2.71%	2.45%	7.39%	11.61%	1.21%	1.17%

MOP	–12.56%	–8.32%	1.24%	6.75%	11.12%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	–7.57%	–3.38%	1.71%	6.62%	10.90%	1.88%	1.88%

CDSC	–8.43%	–4.27%	1.71%	6.62%	10.90%

Perkins Mid Cap Value Fund – Class D Shares(1)	–7.11%	–2.42%	2.68%	7.60%	11.78%	0.89%	0.89%

Perkins Mid Cap Value Fund – Class I Shares(1)	–7.12%	–2.43%	2.63%	7.58%	11.76%	0.85%	0.85%

Perkins Mid Cap Value Fund – Class L Shares(1)	–7.12%	–2.33%	2.84%	7.79%	11.92%	1.00%	1.00%

Perkins Mid Cap Value Fund – Class R Shares(1)	–7.41%	–3.01%	2.08%	7.00%	11.29%	1.50%	1.50%

Perkins Mid Cap Value Fund – Class S Shares(1)	–7.25%	–2.73%	2.34%	7.27%	11.51%	1.25%	1.25%

Perkins Mid Cap Value Fund – Class T Shares(1)	–7.20%	–2.55%	2.63%	7.58%	11.76%	1.00%	1.00%

Russell Midcap® Value Index	–7.56%	–1.38%	0.04%	7.67%	7.70%

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Multi-Cap Core Funds	–	371/777	43/591	13/301	2/147

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund or a predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010. The historical performance shown for periods prior to February 16, 2010 reflects the performance of one or more other share classes of the Fund or a predecessor fund. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of the Fund or a predecessor fund, accounting for, when applicable and permitted, any fee and expense limitations and waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

20 | DECEMBER 31, 2011

(unaudited)(closed to certain new investors)

Class L Shares of the Fund commenced operations on April 21, 2003. The historical performance shown for periods prior to April 21, 2003 reflects the performance of one or more other share classes of a predecessor fund. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class T Shares of the Fund commenced operations with the Fund’s inception. The historical performance shown for periods prior to April 21, 2003 reflects the performance of another share class of a predecessor fund. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectus for details.

Janus Value Funds | 21

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$927.60	$5.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$923.90	$8.56

Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$928.90	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$928.80	$3.54

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$928.90	$3.68

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$925.90	$6.68

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$927.50	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$928.50	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47

†	Expenses are equal to the annualized expense ratio of 1.06% for Class A Shares,1.77% for Class C Shares, 0.77% for Class D Shares, 0.73% for Class I Shares, 0.76% for Class L Shares, 1.38% for Class R Shares, 1.13% for Class S Shares and 0.88% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

22 | DECEMBER 31, 2011

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 90.7%
Aerospace and Defense – 1.4%
800,000	General Dynamics Corp.	$53,128,000
1,500,000	Raytheon Co.	72,570,000
950,000	Rockwell Collins, Inc.	52,601,500
		178,299,500
Agricultural Chemicals – 0.7%
1,800,000	Mosaic Co.	90,774,000
Applications Software – 0.9%
3,000,000	Microsoft Corp.**	77,880,000
2,100,000	Progress Software Corp.*	40,635,000
		118,515,000
Brewery – 1.3%
3,700,000	Molson Coors Brewing Co. – Class B	161,098,000
Building – Residential and Commercial – 0.4%
2,700,270	M.D.C. Holdings, Inc.£	47,605,760
Cable/Satellite Television – 0.3%
1,800,000	Comcast Corp. – Class A	42,678,000
Cellular Telecommunications – 1.2%
5,600,485	Vodafone Group PLC (ADR)	156,981,594
Chemicals – Diversified – 0.6%
850,571	FMC Corp.	73,183,129
Commercial Banks – 0.6%
7,800,000	TCF Financial Corp.	80,496,000
Commercial Services – Finance – 1.9%
1,500,000	Global Payments, Inc.	71,070,000
9,700,000	Western Union Co.	177,122,000
		248,192,000
Computer Software – 0.4%
1,600,000	Akamai Technologies, Inc.*	51,648,000
Computers – Integrated Systems – 0.2%
1,000,000	Diebold, Inc.	30,070,000
Computers – Memory Devices – 0.3%
1,100,000	NetApp, Inc.*	39,897,000
Containers – Paper and Plastic – 0.4%
2,111,055	Packaging Corp. of America	53,283,028
Dental Supplies and Equipment – 0.3%
1,203,800	Patterson Cos., Inc.	35,536,176
Diversified Operations – 1.4%
800,000	Illinois Tool Works, Inc.	37,368,000
3,000,567	Tyco International, Ltd. (U.S. Shares)	140,156,485
		177,524,485
Electric – Integrated – 3.0%
1,050,000	Constellation Energy Group, Inc.	41,653,500
1,401,900	Entergy Corp.	102,408,795
2,100,865	Exelon Corp.	91,114,515
700,000	PG&E Corp.	28,854,000
4,300,000	PPL Corp.	126,506,000
		390,536,810
Electronic Components – Miscellaneous – 0.6%
1,900,000	Garmin, Ltd.	75,639,000
Electronic Components – Semiconductors – 1.3%
1,000,000	Altera Corp.	37,100,000
4,800,200	QLogic Corp.*,£	72,003,000
2,200,000	Semtech Corp.*	54,604,000
		163,707,000
Electronic Connectors – 0.4%
1,000,000	Thomas & Betts Corp.*	54,600,000
Electronic Forms – 0.4%
1,700,000	Adobe Systems, Inc.*	48,059,000
Electronic Parts Distributors – 0.7%
1,700,000	Tech Data Corp.*,£	83,997,000
Engineering – Research and Development Services – 3.2%
3,750,000	Jacobs Engineering Group, Inc.*	152,175,000
3,700,000	KBR, Inc.	103,119,000
4,600,000	URS Corp.*,£	161,552,000
		416,846,000
Fiduciary Banks – 1.0%
3,300,000	State Street Corp.	133,023,000
Filtration and Separations Products – 0.2%
500,000	Pall Corp.	28,575,000
Finance – Credit Card – 1.2%
6,300,000	Discover Financial Services	151,200,000
Finance – Investment Bankers/Brokers – 0.5%
1,300,212	Raymond James Financial, Inc.	40,254,564
1,700,230	TD Ameritrade Holding Corp.	26,608,599
		66,863,163
Food – Miscellaneous/Diversified – 0.9%
3,500,000	Unilever PLC (ADR)	117,320,000
Food – Retail – 0.8%
1,700,000	Kroger Co.	41,174,000
2,999,835	Safeway, Inc.	63,116,528
		104,290,528
Food – Wholesale/Distribution – 0.8%
3,600,000	Sysco Corp.	105,588,000
Gas – Transportation – 0.3%
1,000,000	AGL Resources, Inc.	42,260,000
Gold Mining – 1.7%
6,800,000	Eldorado Gold Corp.	93,228,000
2,000,000	Goldcorp, Inc. (U.S. Shares)	88,500,000
600,000	Newmont Mining Corp.	36,006,000
		217,734,000
Instruments – Scientific – 1.6%
4,000,000	PerkinElmer, Inc.	80,000,000
2,750,000	Thermo Fisher Scientific, Inc.*	123,667,500
		203,667,500
Internet Security – 0.9%
7,000,000	Symantec Corp.*	109,550,000
Intimate Apparel – 0.6%
1,450,000	Warnaco Group, Inc.*	72,558,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 23

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Investment Management and Advisory Services – 3.5%
4,755,014	Ameriprise Financial, Inc.	$236,038,895
1,150,000	Franklin Resources, Inc.	110,469,000
5,300,030	INVESCO, Ltd.	106,477,603
		452,985,498
Leisure & Recreation Products – 0.5%
3,300,000	WMS Industries, Inc.*,£	67,716,000
Machinery – Farm – 0.7%
1,150,000	Deere & Co.	88,952,500
Machinery – General Industrial – 0.4%
2,000,000	Babcock & Wilcox Co.*	48,280,000
Medical – Biomedical and Genetic – 1.8%
2,300,000	Charles River Laboratories International, Inc.*	62,859,000
3,200,000	Life Technologies Corp.*	124,512,000
1,800,000	Myriad Genetics, Inc.*	37,692,000
		225,063,000
Medical – Drugs – 1.2%
1,400,000	Forest Laboratories, Inc.*	42,364,000
1,900,000	Novartis A.G. (ADR)	108,623,000
		150,987,000
Medical – Generic Drugs – 0.6%
1,900,555	Teva Pharmaceutical S.P. (ADR)	76,706,400
Medical – HMO – 0.4%
1,500,000	Health Net, Inc.*	45,630,000
Medical – Wholesale Drug Distributors – 0.3%
550,480	McKesson Corp.	42,887,897
Medical Instruments – 0.6%
2,200,000	St. Jude Medical, Inc.	75,460,000
Medical Labs and Testing Services – 0.8%
1,252,963	Laboratory Corp. of America Holdings*	107,717,229
Medical Products – 2.4%
1,750,400	Becton, Dickinson and Co.	130,789,888
2,050,500	Covidien PLC (U.S. Shares)	92,293,005
1,700,815	Zimmer Holdings, Inc.	90,857,537
		313,940,430
Medical Sterilization Products – 0.6%
2,500,000	STERIS Corp.	74,550,000
Metal – Aluminum – 0.3%
4,100,000	Alcoa, Inc.	35,465,000
Metal – Copper – 0.6%
2,100,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	77,259,000
Metal Processors and Fabricators – 0.4%
1,751,349	Kaydon Corp.£	53,416,144
Motion Pictures and Services – 0.3%
1,400,000	Dolby Laboratories, Inc.*	42,714,000
Multi-Line Insurance – 1.7%
6,500,600	Allstate Corp.	178,181,446
4,600,000	Old Republic International Corp.	42,642,000
		220,823,446
Multimedia – 0.5%
1,500,000	Viacom, Inc. – Class B	68,115,000
Networking Products – 1.0%
5,700,800	Cisco Systems, Inc.	103,070,464
1,500,000	Polycom, Inc.*	24,450,000
		127,520,464
Non-Hazardous Waste Disposal – 0.9%
4,200,000	Republic Services, Inc.	115,710,000
Oil and Gas Drilling – 1.0%
2,750,483	Ensco International PLC (ADR)	129,052,662
Oil Companies – Exploration and Production – 7.1%
1,000,000	Anadarko Petroleum Corp.	76,330,000
2,000,000	Bill Barrett Corp.*	68,140,000
1,400,000	Devon Energy Corp.	86,800,000
1,250,000	EQT Corp.	68,487,500
9,200,000	Exco Resources, Inc.	96,140,000
4,200,000	Forest Oil Corp.*	56,910,000
3,184,922	Lone Pine Resources, Inc.*	22,326,303
1,250,000	Noble Energy, Inc.	117,987,500
2,000,270	Plains Exploration & Production Co.*	73,449,915
3,700,000	QEP Resources, Inc.	108,410,000
1,800,000	Southwestern Energy Co.*	57,492,000
1,750,870	Whitting Petroleum Corp.*	81,748,120
		914,221,338
Oil Companies – Integrated – 1.0%
2,200,000	Hess Corp.	124,960,000
Oil Field Machinery and Equipment – 0.4%
700,000	National Oilwell Varco, Inc.	47,593,000
Pipelines – 0.9%
1,600,000	Plains All American Pipeline L.P.	117,520,000
Publishing – Books – 1.0%
16,000,000	Reed Elsevier PLC	128,936,091
Reinsurance – 2.8%
600,000	Berkshire Hathaway, Inc. – Class B*	45,780,000
1,800,000	Everest Re Group, Ltd.	151,362,000
1,400,000	PartnerRe, Ltd.	89,894,000
1,500,015	Reinsurance Group of America, Inc.	78,375,784
		365,411,784
REIT – Apartments – 1.1%
300,000	Avalonbay Communities, Inc.	39,180,000
900,000	BRE Properties, Inc. – Class A	45,432,000
800,000	Mid-America Apartment Communities, Inc.	50,040,000
		134,652,000
REIT – Diversified – 2.4%
1,200,120	Liberty Property Trust	37,059,706
2,050,300	Potlatch Corp.£	63,784,833
1,800,000	Rayonier, Inc.	80,334,000
6,800,000	Weyerhaeuser Co.	126,956,000
		308,134,539
REIT – Hotels – 0.4%
3,300,000	Host Hotels & Resorts, Inc.	48,741,000
REIT – Mortgage – 0.5%
1,200,000	Annaly Mortgage Management, Inc.	19,152,000
3,800,000	Redwood Trust, Inc.	38,684,000
		57,836,000

See Notes to Schedules of Investments and Financial Statements.

24 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

REIT – Office Property – 1.8%
950,244	Alexandria Real Estate Equities, Inc.	$65,538,329
800,000	Boston Properties, Inc.	79,680,000
900,000	Corporate Office Properties	19,134,000
2,600,000	Mack-Cali Realty Corp.	69,394,000
		233,746,329
REIT – Regional Malls – 0.4%
800,000	Taubman Centers, Inc.	49,680,000
REIT – Storage – 0.4%
421,825	Public Storage	56,718,589
REIT – Warehouse and Industrial – 0.4%
1,900,000	Prologis, Inc.	54,321,000
Retail – Apparel and Shoe – 1.1%
5,300,000	American Eagle Outfitters, Inc.	81,037,000
2,100,000	Guess?, Inc.	62,622,000
		143,659,000
Retail – Consumer Electronics – 0.4%
5,800,000	RadioShack Corp.£	56,318,000
Retail – Discount – 0.5%
500,000	Big Lots, Inc.*	18,880,000
750,000	Wal-Mart Stores, Inc.	44,820,000
		63,700,000
Retail – Drug Store – 1.3%
2,006,347	CVS Caremark Corp.	81,818,831
2,600,000	Walgreen Co.	85,956,000
		167,774,831
Retail – Office Supplies – 0.8%
7,500,000	Staples, Inc.	104,175,000
Retail – Regional Department Stores – 1.1%
1,600,000	Kohl’s Corp.	78,960,000
2,100,000	Macy’s, Inc.	67,578,000
		146,538,000
Savings/Loan/Thrifts – 1.8%
14,500,000	First Niagara Financial Group, Inc.	125,135,000
1,600,000	People’s United Financial, Inc.	20,560,000
5,800,000	Washington Federal, Inc.£	81,142,000
		226,837,000
Semiconductor Components/Integrated Circuits – 0.7%
1,450,000	Analog Devices, Inc.	51,881,000
725,315	Qualcomm, Inc.	39,674,730
		91,555,730
Semiconductor Equipment – 0.6%
7,400,000	Applied Materials, Inc.	79,254,000
Super-Regional Banks – 3.2%
10,000,000	Fifth Third Bancorp.	127,200,000
2,800,000	PNC Financial Services Group, Inc.	161,476,000
6,700,000	SunTrust Banks, Inc.	118,590,000
		407,266,000
Telephone – Integrated – 1.4%
4,700,000	CenturyLink, Inc.**	174,840,000
Textile-Home Furnishings – 0.3%
741,289	Mohawk Industries, Inc.*	44,366,147
Tools – Hand Held – 0.7%
800,000	Snap-On, Inc.	40,496,000
650,000	Stanley Works	43,940,000
		84,436,000
Transportation – Marine – 0.8%
600,000	Kirby Corp.*	39,504,000
1,300,000	Tidewater, Inc.	64,090,000
		103,594,000
Transportation – Railroad – 1.4%
2,000,000	CSX Corp.	42,120,000
801,700	Kansas City Southern*	54,523,617
802,500	Union Pacific Corp.	85,016,850
		181,660,467
Transportation – Truck – 0.4%
1,100,000	J.B. Hunt Transport Services, Inc.	49,577,000
X-Ray Equipment – 0.7%
5,300,000	Hologic, Inc.*	92,803,000

Total Common Stock (cost $10,962,243,586)		11,673,573,188

Purchased Option – Call – 0%
7,300	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $73.91** (premiums paid $2,160,800)	1,344,334

Purchased Options – Puts – 0.2%
7,300	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $63.83	123,727
9,200	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $66.00	292,326
14,741	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $67.00	596,509
42,306	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $70.00	3,514,393
19,540	iShares Russell 2000® Index Fund (ETF) expires January 2012 exercise price $71.00	2,049,220
68,529	iShares Russell 2000® Index Fund (ETF) expires February 2012 exercise price $70.00	13,401,881
14,789	iShares Russell 2000® Index Fund (ETF) expires March 2012 exercise price $67.00	3,112,888

Total Purchased Options – Puts (premiums paid $57,614,805)		23,090,944

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 25

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares/Principal/Contract Amounts		Value

Repurchase Agreements – 9.2%
$300,000,000	Credit Agricole, New York Branch, 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $300,000,333 collateralized by $308,585,261 in U.S. Government Agencies 3.5000% – 5.5000% and $37,692,882 in a U.S. Treasury 4.0000%, 8/15/18, with respective values of $261,125,849 and $44,874,179	$300,000,000
100,000,000	Deutsche Bank Securities, Inc., 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $100,000,111 collateralized by $99,395,800 in a U.S. Treasury 1.2500%,10/31/15 with a value of $102,000,014	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $100,000,111 collateralized by $126,550,616 in a U.S. Treasury 0.0000%, 11/15/21 – 5/15/22 with a value of $102,000,700	100,000,000
182,955,000	ING Financial Markets LLC, 0.0100%,dated 12/30/11, maturing 1/3/12 to be repurchased at $182,955,203 collateralized by $13,549,459 in U.S. Government Agencies 2.2250% – 5.0000% and $169,049,148 in U.S. Treasuries 0.2500% – 4.5000%, 5/31/13 – 11/15/41 with respective values of $7,800,436 and $178,814,865	182,955,000
500,000,000	RBC Capital Markets Corp., 0.0050%, dated 12/30/11, maturing 1/3/12 to be repurchased at $500,000,278 collateralized by $486,540,571 in U.S. Treasuries 0.0000% – 3.3750%, 6/28/12 – 11/15/19 with a value of $510,000,040	500,000,000

Total Repurchase Agreements (cost $1,182,955,000)		1,182,955,000

Total Investments (total cost $12,204,974,191) – 100.1%		12,880,963,466

Liabilities, net of Cash, Receivables and Other Assets**– (0.1)%		(9,023,097)

Net Assets – 100%		$12,871,940,369

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$347,733,603	2.7%
Canada	181,728,000	1.4%
Ireland	92,293,005	0.7%
Israel	76,706,400	0.6%
Switzerland	324,418,485	2.5%
United Kingdom	532,290,347	4.2%
United States††	11,325,793,626	87.9%

Total	$12,880,963,466	100.0%

††	Includes Cash Equivalents (78.7% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

iShares Russell 2000® Index Fund (ETF) expires January 2012 7,300 contracts exercise price $70.55 (premiums received $3,058,700)	$(3,000,126)

See Notes to Schedules of Investments and Financial Statements.

26 | DECEMBER 31, 2011

Perkins Select Value Fund (unaudited)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Perkins Select Value Fund began investment operations on December 15, 2011. The information provided for Perkins Select Value Fund reflects investment activity for the period December 15, 2011 to December 31, 2011.

Janus Value Funds | 27

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

First Niagara Financial Group, Inc. Savings/Loan/Thrifts	2.5%
Discover Financial Services Finance – Credit Card	1.8%
Kaydon Corp. Metal Processors and Fabricators	1.7%
Orkla A.S.A Diversified Operations	1.7%
SunTrust Banks, Inc. Super-Regional Banks	1.7%

9.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

28 | DECEMBER 31, 2011

(unaudited)

Performance

Cumulative Total Return – for the periods ended December 31, 2011		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	2.20%	1.43%	1.26%

MOP	–3.68%

Perkins Select Value Fund – Class C Shares

NAV	2.20%	2.20%	2.01%

CDSC	1.18%

Perkins Select Value Fund – Class D Shares(1)	2.30%	1.35%	1.16%

Perkins Select Value Fund – Class I Shares	2.30%	1.15%	1.01%

Perkins Select Value Fund – Class S Shares	2.20%	1.58%	1.51%

Perkins Select Value Fund – Class T Shares	2.20%	1.33%	1.26%

Russell 3000® Value Index	4.10%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 29

Perkins Select Value Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during their initial fiscal year. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

30 | DECEMBER 31, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,022.00	$0.57

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,022.00	$0.92

Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,023.00	$0.68

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,022.00	$0.48

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,022.00	$0.68

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(12/15/11)	(12/31/11)	(12/15/11 - 12/31/11)†

Actual	$1,000.00	$1,022.00	$0.57

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19

†	Actual Expenses paid reflect only the inception period (December 15, 2011 to December 31, 2011). Therefore actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.21% for Class A Shares, 1.95% for Class C Shares, 1.44% for Class D Shares, 1.02% for Class I Shares, 1.45% for Class S Shares and 1.22% for Class T Shares multiplied by the average account value over the period, multiplied by 17/366 (to reflect the period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 31

Perkins Select Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Common Stock – 72.3%
Aerospace and Defense – 1.5%
4,000	General Dynamics Corp.	$265,640
11,000	Raytheon Co.	532,180
		797,820
Agricultural Chemicals – 1.2%
12,000	Mosaic Co.	605,160
Applications Software – 1.5%
10,000	Microsoft Corp.	259,600
27,000	Progress Software Corp.*	522,450
		782,050
Building – Heavy Construction – 1.8%
20,000	Granite Construction, Inc.	474,400
45,000	Sterling Construction Co., Inc.*	484,650
		959,050
Building – Residential and Commercial – 1.1%
32,000	M.D.C. Holdings, Inc.	564,160
Cellular Telecommunications – 2.5%
40,000	SK Telecom Co., Ltd. (ADR)	544,400
28,000	Vodafone Group PLC (ADR)	784,840
		1,329,240
Circuit Boards – 0.7%
35,000	TTM Technologies, Inc.*	383,600
Commercial Banks – 1.0%
55,000	Fulton Financial Corp.	539,550
Commercial Services – Finance – 2.1%
12,000	Global Payments, Inc.	568,560
28,000	Western Union Co.	511,280
		1,079,840
Computers – Integrated Systems – 1.3%
23,000	Diebold, Inc.	691,610
Dental Supplies and Equipment – 1.1%
20,000	Patterson Cos., Inc.	590,400
Diversified Operations – 1.7%
120,000	Orkla A.S.A.	896,271
Electronic Components – Miscellaneous – 0.5%
7,000	Garmin, Ltd.	278,670
Electronic Components – Semiconductors – 1.8%
35,000	OmniVision Technologies, Inc.*	428,225
20,000	Semtech Corp.*	496,400
		924,625
Engineering – Research and Development Services – 3.1%
20,000	KBR, Inc.	557,400
35,000	Michael Baker Corp.*	686,350
11,000	URS Corp.*	386,320
		1,630,070
Engines – Internal Combustion – 0.7%
25,000	Briggs & Stratton Corp.	387,250
Finance – Credit Card – 1.8%
40,000	Discover Financial Services	960,000
Footwear and Related Apparel – 1.0%
14,000	Wolverine World Wide, Inc.	498,960
Gold Mining – 0.8%
10,000	Goldcorp, Inc. (U.S. Shares)	442,500
Golf – 0.8%
80,000	Callaway Golf Co.	442,400
Instruments – Scientific – 2.2%
28,000	PerkinElmer, Inc.	560,000
13,000	Thermo Fisher Scientific, Inc.*	584,610
		1,144,610
Internet Security – 1.6%
55,000	Symantec Corp.*	860,750
Investment Management and Advisory Services – 1.4%
11,000	Ameriprise Financial, Inc.	546,040
2,000	Franklin Resources, Inc.	192,120
		738,160
Medical – Drugs – 3.0%
17,000	Forest Laboratories, Inc.*	514,420
14,000	Merck & Co., Inc.	527,800
9,000	Novartis A.G. (ADR)	514,530
		1,556,750
Medical – Generic Drugs – 1.2%
16,000	Teva Pharmaceutical S.P. (ADR)	645,760
Medical Instruments – 0.9%
14,000	St. Jude Medical, Inc.	480,200
Medical Labs and Testing Services – 1.1%
33,000	ICON PLC (ADR)*	564,630
Medical Products – 3.7%
8,000	Becton, Dickinson and Co.	597,760
14,000	Covidien PLC (U.S. Shares)	630,140
11,000	PSS World Medical, Inc.*	266,090
8,000	Zimmer Holdings, Inc.	427,360
		1,921,350
Medical Sterilization Products – 1.0%
17,000	STERIS Corp.	506,940
Metal – Copper – 0.6%
9,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	331,110
Metal Processors and Fabricators – 1.7%
30,000	Kaydon Corp.	915,000
Multi-Line Insurance – 1.5%
19,000	Allstate Corp.	520,790
9,000	Unitrin, Inc.	262,890
		783,680
Oil – Field Services – 1.4%
40,000	PAA Natural Gas Storage L.P.	750,000
Oil Companies – Exploration and Production – 5.7%
15,000	Bill Barrett Corp.*	511,050
10,000	Devon Energy Corp.	620,000
50,000	Exco Resources, Inc.	522,500
72,000	Lone Pine Resources, Inc.*	504,720
28,000	QEP Resources, Inc.	820,400
		2,978,670
Oil Companies – Integrated – 1.5%
14,000	Hess Corp.	795,200

See Notes to Schedules of Investments and Financial Statements.

32 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Real Estate Operating/Development – 1.1%
40,000	St. Joe Co.*	$586,400
Reinsurance – 0.8%
5,000	Everest Re Group, Ltd.	420,450
REIT – Diversified – 2.7%
25,000	Potlatch Corp.	777,750
34,000	Weyerhaeuser Co.	634,780
		1,412,530
REIT – Hotels – 0.5%
28,000	DiamondRock Hospitality Co.	269,920
REIT – Mortgage – 1.0%
54,000	Redwood Trust, Inc.	549,720
Retail – Apparel and Shoe – 1.3%
22,000	Guess?, Inc.	656,040
Retail – Leisure Products – 0.7%
55,604	MarineMax, Inc.*	362,538
Savings/Loan/Thrifts – 2.5%
150,000	First Niagara Financial Group, Inc.	1,294,500
Semiconductor Equipment – 1.0%
50,000	Applied Materials, Inc.	535,500
Super-Regional Banks – 3.0%
32,000	Fifth Third Bancorp.	407,040
5,000	PNC Financial Services Group, Inc.	288,350
50,000	SunTrust Banks, Inc.	885,000
		1,580,390
X-Ray Equipment – 1.2%
35,000	Hologic, Inc.*	612,850

Total Common Stock (cost $36,911,298)		38,036,874

Repurchase Agreement – 31.8%
$16,700,000	HSBC Securities (USA), Inc., 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $16,700,019 collateralized by $21,133,953 in U.S. Treasuries 0.0000%, 11/15/21 – 5/15/22 with a value of $17,034,117 (cost $16,700,000)	16,700,000

Total Investments (total cost $53,611,298) – 104.1%		54,736,874

Liabilities, net of Cash, Receivables and Other Assets– (4.1)%		(2,166,255)

Net Assets – 100%		$52,570,619

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$420,450	0.8%
Canada	442,500	0.8%
Ireland	1,194,770	2.2%
Israel	645,760	1.2%
Norway	896,271	1.6%
South Korea	544,400	1.0%
Switzerland	793,200	1.5%
United Kingdom	784,840	1.4%
United States††	49,014,683	89.5%

Total	$54,736,874	100.0%

††	Includes Cash Equivalents (59.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 33

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Todd Perkins co-portfolio manager	Justin Tugman co-portfolio manager

Performance Overview

During the six months ended December 31, 2011, Perkins Small Cap Value Fund’s Class T Shares returned -7.14%, versus a -8.94% return for the Fund’s benchmark, the Russell 2000 Value Index. Stock selection in general was strong led by technology, consumer staples, and consumer discretionary. During a turbulent six months, the portfolio behaved as we would have expected – the Fund was down, but down less than the Index. The ability to limit losses is a critical component of compounding returns over the long term, in our view.

Economic Environment

Stocks gave up gains during a significant sell-off in the third quarter, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion.

The stock market rebounded from the third quarter correction, but not enough to entirely offset the losses from the third quarter. The bounce back was fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB). Despite these short-term trend improvements, our market perspective has not changed, as we remain somewhat cautious with higher than normal cash levels. The environment remains one of extremely strong company fundamentals offset by very challenging economic and financial issues. Economic vulnerability persists with continuous headwinds from the European debt crisis coupled with ongoing governmental and consumer deleveraging, and high unemployment levels. Volatility drives market sentiment, even with the backdrop of continued monetary actions at home (securities repurchases, low interest rates), and, to date, ineffective attempts to remedy the long term capital shortage of European banks. And so, during the short term, uncertainty will likely persist until we regain footing on macro fundamentals.

Contagion risk remains as mounting European debt problems affect financial structures globally. Concerns revolve around the European banking system as many banks are thinly capitalized and carry debt of distressed “PIIGS” (Portugal, Italy, Ireland, Greece and Spain) countries at unrealistically high values. In an effort to absorb any potential shocks from the Euro zone debt crisis and encourage domestic growth, U.S. Fed policy indicates interest rates will remain somewhat artificially low well into 2013.

In spite of macroeconomic headwinds, microeconomic fundamentals remain positive. The market appears reasonably valued with the S&P 500 Index trading at period end at about 13x 2011 earnings estimates of $95, and an earnings yield of almost 8%. As compared to 10-year Treasuries’ yields of slightly under 2%, there is a 6% risk premium to owning stocks – the highest level in three decades. Moreover, for the first time in 50 years, stocks yield more than 10-year Treasuries, as the S&P 500 dividend yield currently is over 2%. Corporate balance sheets continue to strengthen, and U.S. banks have much better capital structures than before the financial crisis. By these metrics, equities remain an attractive asset class, especially compared to bonds. Continuing high volatility provides for pricing dislocation and opportunity.

Holdings That Contributed to Performance

Immucor, a maker of systems used in blood transfusions, rose 27% after it agreed to be acquired by private equity firm TPG Capital in a $1.97 billion deal. We eliminated the position after the deal was announced.

Convenience store operator Casey’s General Stores also recorded strong gains. The company continues to successfully integrate small acquisitions and their core business remains stable. We trimmed our position on

34 | DECEMBER 31, 2011

(unaudited)(closed to certain new investors)

strength, as we felt the reward-to-risk ratio became less favorable.

Retailer American Eagle Outfitters rebounded from weakness earlier in the year when it had difficulty passing on rising cotton costs to the consumer. We trimmed our holding on the gains, but we believe it remains inexpensive on trough margins and has significant cash on the balance sheet.

Holdings That Detracted From Performance

Forest Oil underperformed as the lingering negative sentiment from recent production guide downs as well as a disappointing initial public offering of its Canadian assets weighed on the shares. We believe management will need to prove it is capable of resolving its issues and posting improved performance, for which the market appears not willing to give them credit until results actually do improve. The balance sheet continues to improve and we believe that both Forest Oil and Lone Pine Resources, its spun-off Canadian asset unit, remain undervalued.

First Niagara (FNFG) was a disappointment in 2011. With a strong, high quality earnings stream in our view, no credit problems, a large dividend and robust capital ratios FNFG in many ways typified what we look for in an investment. We felt our downside was limited given valuation and the flexibility the firm’s financial strength allowed. Even as we incorporated a lower estimate for a longer type of interest rate environment, the shares remained attractive. Unfortunately, we didn’t account properly for a poorly timed and executed large acquisition. This was a mistake on our part, in so far as we’ve followed the bank for a long time, owning the shares from time to time and had always considered acquisition appetite to be a considerable risk. We believe their appetite has been sated for the time being, and with a capital raise and a dividend cut behind us, we maintained our position by adding on the weakness as the stock is now one of the cheapest in our universe on a price-to-earnings basis.

Engineering and construction stocks like URS lagged due to the economic slowdown and the impact that could have on capital spending. URS also has 50% exposure to the federal government and potential cutbacks there have also weighed on the shares. While the company’s large government exposure is a concern, most of those contracts are long term in nature on the non procurement side. We maintain a position as we believe it has an attractive valuation at current levels, strong 15% free cash flow yield, and a clean balance sheet.

Market Outlook

We believe that our quality-oriented, risk-sensitive investment approach is especially important in this type of difficult environment. High-quality companies with strong balance sheets and consistent free cash flows will likely hold up better in stressed environments over the long term, and are better positioned against weaker competitors. We have attractive long-term opportunities in financials, health care and infrastructure. Banks offer good values with solid capital levels in our view, attractive valuations based on normalized earnings and dividend yields of 3%-5%. On the health care side, medical equipment stocks have traded off during the year on growth concerns. However, we think the longer term demographics are favorable to support earnings growth, and in the meantime, valuations are well below historical levels, balance sheets appear very strong and free cash flow yields approach 10% in many instances. In the infrastructure area, engineering and construction companies are trading at below average multiples of earnings with strong balance sheets and in our view could benefit from any infrastructure stimulus plan originating from Washington.

Overall, due to the significant number of negative headwinds domestically and abroad, we believe it is important to be risk sensitive while maintaining a long-term focus. The ability to outperform on the downside is a critical component of compounding returns in the long term. Short-term volatility is likely to remain high, and it is easy to make short-term mistakes at the expense of long-term results. Our fundamental approach to investing has produced above average returns over the long term. This reinforces our confidence to pursue our disciplined, value oriented, investment process.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 35

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Immucor, Inc	0.53%
Casey’s General Stores, Inc.	0.28%
American Eagle Outfitters, Inc.	0.27%
Akamai Technologies, Inc.	0.23%
Petroleum Development Corp.	0.18%

5 Bottom Performers – Holdings

Contribution

First Niagara Financial Group, Inc.	–0.96%
Forest Oil Corp.	–0.56%
URS Corp.	–0.52%
Bill Barrett Corp.	–0.41%
Kaydon Corp.	–0.39%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Information Technology	1.83%	14.11%	11.29%
Consumer Staples	0.78%	6.60%	2.97%
Consumer Discretionary	0.47%	10.09%	11.70%
Industrials	0.28%	10.18%	14.80%
Health Care	0.25%	12.09%	5.36%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	–1.69%	32.73%	35.68%
Utilities	–1.04%	0.00%	7.30%
Energy	–0.31%	10.65%	5.07%
Telecommunication Services	0.16%	0.18%	0.71%
Materials	0.21%	3.37%	5.12%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

36 | DECEMBER 31, 2011

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

First Niagara Financial Group, Inc. Savings/Loan/Thrifts	2.3%
Kaydon Corp. Metal Processors and Fabricators	2.1%
Unitrin, Inc. Multi-Line Insurance	2.1%
Hancock Holding Co. Commercial Banks	2.0%
STERIS Corp. Medical Sterilization Products	1.9%

10.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Top County Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

Janus Value Funds | 37

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2011					Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	–7.23%	–3.58%	4.40%	6.97%	1.26%	1.26%

MOP	–12.57%	–9.12%	3.17%	6.34%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	–7.60%	–4.37%	3.62%	6.22%	2.06%	2.05%

CDSC	–8.41%	–5.21%	3.62%	6.22%

Perkins Small Cap Value Fund – Class D Shares(1)	–7.08%	–3.33%	4.64%	7.25%	1.00%	1.00%

Perkins Small Cap Value Fund – Class I Shares(1)	–7.07%	–3.28%	4.60%	7.23%	0.94%	0.94%

Perkins Small Cap Value Fund – Class L Shares(1)	–7.04%	–3.18%	4.85%	7.48%	1.09%	1.09%

Perkins Small Cap Value Fund – Class R Shares(1)	–7.35%	–3.89%	4.10%	6.72%	1.61%	1.61%

Perkins Small Cap Value Fund – Class S Shares(1)	–7.26%	–3.69%	4.36%	6.98%	1.36%	1.36%

Perkins Small Cap Value Fund – Class T Shares(1)	–7.14%	–3.43%	4.60%	7.23%	1.11%	1.11%

Russell 2000® Value Index	–8.94%	–5.50%	–1.87%	6.40%

Lipper Quartile – Class T Shares	–	3rd	1st	1st

Lipper Ranking – based on total returns for Small-Cap Core Funds	–	376/698	36/501	69/304

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

38 | DECEMBER 31, 2011

(unaudited)(closed to certain new investors)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 reflects the performance of one or more other share classes of the Fund or a predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations and waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class D Shares of the Fund commenced operations on February 16, 2010. The historical performance shown for periods prior to February 16, 2010 reflects the performance of one or more other share classes of the Fund or a predecessor fund. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class I Shares of the Fund commenced operations on July 6, 2009. The historical performance shown for periods prior to July 6, 2009 was calculated using the performance and the fees and expenses of one or more other share classes of the Fund or a predecessor fund, accounting for, when applicable and permitted, any fee and expense limitations and waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class L Shares of the Fund commenced operations on April 21, 2003. The historical performance shown for periods prior to April 21, 2003 reflects the performance of one or more other share classes of a predecessor fund. Please refer to the Fund’s prospectus for further details concerning historical performance.

Class T Shares of the Fund commenced operations with the Fund’s inception. The historical performance shown for periods prior to April 21, 2003 reflects the performance of another share class of a predecessor fund. Please refer to the Fund’s prospectus for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

Janus Value Funds | 39

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to certain new investors. Please see current prospectus for details.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$927.70	$6.40

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$924.50	$10.01

Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$929.20	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$929.30	$4.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$929.60	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$926.50	$7.89

Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	$8.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$927.40	$6.69

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$928.60	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74

†	Expenses are equal to the annualized expense ratio of 1.32% for Class A Shares, 2.07% for Class C Shares,1.03% for Class D Shares, 0.97% for Class I Shares, 0.88% for Class L Shares, 1.63% for Class R Shares, 1.38% for Class S Shares and 1.13% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

40 | DECEMBER 31, 2011

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Common Stock – 85.5%
Applications Software – 0.6%
800,000	Progress Software Corp.*	$15,480,000
Building – Heavy Construction – 2.0%
1,900,000	Granite Construction, Inc.£	45,068,000
1,160,179	Sterling Construction Co., Inc.*,£	12,495,128
		57,563,128
Building – Residential and Commercial – 0.3%
550,000	M.D.C. Holdings, Inc.	9,696,500
Circuit Boards – 0.7%
1,800,000	TTM Technologies, Inc.*	19,728,000
Commercial Banks – 8.9%
596,441	Columbia Banking System, Inc.	11,493,418
1,550,000	FirstMerit Corp.	23,451,500
5,200,000	Fulton Financial Corp.	51,012,000
3,800,000	Glacier Bancorp., Inc.£	45,714,000
1,800,000	Hancock Holding Co.	57,546,000
4,200,000	TCF Financial Corp.	43,344,000
620,000	Texas Capital Bancshares, Inc.*	18,978,200
		251,539,118
Commercial Services – Finance – 0.7%
425,000	Global Payments, Inc.	20,136,500
Computer Services – 0.9%
850,000	j2 Global, Inc.	23,919,000
Computer Software – 0.3%
300,000	Akamai Technologies, Inc.*	9,684,000
Computers – Integrated Systems – 1.7%
1,550,000	Diebold, Inc.	46,608,500
Computers – Memory Devices – 0.6%
1,900,000	STEC, Inc.*	16,321,000
Containers – Paper and Plastic – 1.5%
400,000	Packaging Corp. of America	10,096,000
1,000,000	Sonoco Products Co.	32,960,000
		43,056,000
Dental Supplies and Equipment – 0.8%
750,000	Patterson Cos., Inc.	22,140,000
Direct Marketing – 0.9%
2,728,441	Harte-Hanks, Inc.£	24,801,529
Distribution/Wholesale – 1.4%
1,450,000	Owens & Minor, Inc.	40,295,500
Electronic Components – Semiconductors – 3.3%
1,596,511	Monolithic Power Systems, Inc.*,£	24,059,421
1,031,962	OmniVision Technologies, Inc.*	12,626,055
2,000,000	QLogic Corp.*	30,000,000
1,000,000	Semtech Corp.*	24,820,000
		91,505,476
Electronic Connectors – 0.5%
275,000	Thomas & Betts Corp.*	15,015,000
Electronic Design Automation – 0.6%
646,035	Synopsys, Inc.*	17,572,152
Engineering – Research and Development Services – 1.7%
1,400,000	URS Corp.*	49,168,000
Engines – Internal Combustion – 0.5%
950,000	Briggs & Stratton Corp.	14,715,500
Enterprise Software/Services – 0.4%
700,000	Omnicell, Inc.*	11,564,000
Finance – Investment Bankers/Brokers – 0.3%
362,500	Lazard, Ltd. – Class A	9,464,875
Food – Baking – 1.7%
2,450,000	Flowers Foods, Inc.	46,501,000
Food – Miscellaneous/Diversified – 0.9%
496,952	J&J Snack Foods Corp.	26,477,603
Food – Retail – 0.8%
500,000	Ruddick Corp.	21,320,000
Footwear and Related Apparel – 0.7%
575,000	Wolverine World Wide, Inc.	20,493,000
Golf – 0.8%
4,175,000	Callaway Golf Co.£	23,087,750
Instruments – Scientific – 1.1%
1,600,000	PerkinElmer, Inc.	32,000,000
Insurance Brokers – 0.8%
1,000,000	Brown & Brown, Inc.	22,630,000
Intimate Apparel – 0.7%
400,000	Warnaco Group, Inc.*	20,016,000
Leisure & Recreation Products – 0.8%
1,050,000	WMS Industries, Inc.*	21,546,000
Machine Tools and Related Products – 0.6%
400,000	Lincoln Electric Holdings, Inc.	15,648,000
Machinery – General Industrial – 0.3%
400,000	Albany International Corp. – Class A	9,248,000
Medical – Biomedical and Genetic – 1.5%
1,500,000	Charles River Laboratories International, Inc.*	40,995,000
Medical Instruments – 0.9%
1,762,071	Angiodynamics, Inc.*,£	26,096,272
Medical Labs and Testing Services – 1.8%
330,000	Covance, Inc.*	15,087,600
2,100,000	ICON PLC (ADR)*	35,931,000
		51,018,600
Medical Products – 1.7%
825,000	PSS World Medical, Inc.*	19,956,750
725,000	West Pharmaceutical Services, Inc.	27,513,750
		47,470,500
Medical Sterilization Products – 1.9%
1,800,000	STERIS Corp.	53,676,000
Metal Processors and Fabricators – 2.1%
1,975,458	Kaydon Corp.£	60,251,469
Miscellaneous Manufacturing – 0.3%
500,000	Movado Group, Inc.	9,085,000
Multi-Line Insurance – 3.4%
4,000,000	Old Republic International Corp.	37,080,000
2,002,378	Unitrin, Inc.	58,489,461
		95,569,461
Networking Products – 0.4%
715,000	Polycom, Inc.*	11,654,500

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 41

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Non-Ferrous Metals – 0.5%
1,125,000	Globe Specialty Metals, Inc.	$15,063,750
Oil – Field Services – 1.6%
800,000	C&J Energy Services, Inc.*	16,744,000
1,500,000	PAA Natural Gas Storage L.P.	28,125,000
		44,869,000
Oil Companies – Exploration and Production – 6.4%
1,250,000	Bill Barrett Corp.*	42,587,500
800,000	Comstock Resources, Inc.*	12,240,000
3,200,000	Exco Resources, Inc.	33,440,000
1,550,000	Forest Oil Corp.*	21,002,500
3,300,000	Lone Pine Resources, Inc.*	23,133,000
525,000	Petroleum Development Corp.*	18,432,750
2,300,000	PetroQuest Energy, Inc.*,£	15,180,000
310,000	Whitting Petroleum Corp.*	14,473,900
		180,489,650
Paper and Related Products – 1.4%
2,800,000	Glatfelter£	39,536,000
Pharmacy Services – 0.3%
225,000	Omnicare, Inc.	7,751,250
Pipelines – 0.7%
500,000	Western Gas Partners L.P.	20,635,000
Poultry – 0.4%
200,000	Sanderson Farms, Inc.	10,026,000
Property and Casualty Insurance – 2.6%
550,000	Infinity Property & Casualty Corp.£	31,207,000
900,000	Navigators Group, Inc.*,£	42,912,000
		74,119,000
Real Estate Operating/Development – 0.9%
1,725,000	St. Joe Co.*	25,288,500
Reinsurance – 0.8%
900,000	Alterra Capital Holdings, Ltd.	21,267,000
REIT – Diversified – 1.6%
1,400,000	Potlatch Corp.	43,554,000
REIT – Hotels – 1.2%
3,352,674	DiamondRock Hospitality Co.	32,319,777
REIT – Mortgage – 0.5%
1,450,000	Redwood Trust, Inc.	14,761,000
REIT – Office Property – 2.9%
2,285,970	Government Properties Income Trust	51,548,623
1,100,000	Mack-Cali Realty Corp.	29,359,000
		80,907,623
Retail – Apparel and Shoe – 1.6%
1,900,000	American Eagle Outfitters, Inc.	29,051,000
550,000	Guess?, Inc.	16,401,000
		45,452,000
Retail – Consumer Electronics – 0.9%
2,700,000	RadioShack Corp.	26,217,000
Retail – Convenience Stores – 1.1%
575,000	Casey’s General Stores, Inc.	29,618,250
Retail – Leisure Products – 0.5%
2,000,000	MarineMax, Inc.*,£	13,040,000
Retail – Restaurants – 0.6%
500,000	Bob Evans Farms	16,770,000
Savings/Loan/Thrifts – 5.5%
7,400,000	First Niagara Financial Group, Inc.	63,862,000
1,300,000	Investors Bancorp, Inc.*	17,524,000
1,838,714	Provident Financial Services, Inc.	24,620,380
3,578,041	Washington Federal, Inc.	50,056,794
		156,063,174
Semiconductor Equipment – 0.7%
750,000	MKS Instruments, Inc.	20,865,000
Textile-Home Furnishings – 0.3%
125,000	Mohawk Industries, Inc.*	7,481,250
Transportation – Marine – 0.7%
61,798	Kirby Corp.*	4,068,780
290,000	Tidewater, Inc.	14,297,000
		18,365,780

Total Common Stock (cost $2,423,281,749)		2,409,217,937

Repurchase Agreements – 14.7%
$100,000,000	Credit Agricole, New York Branch, 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $100,000,111 collateralized by $102,861,754 in U.S. Government Agencies 3.5000% – 5.5000%, 11/1/25 – 10/1/41 and $12,564,294 in U.S. Treasuries 4.0000%, 8/15/18 with respective values of $87,041,950 and $14,958,060	100,000,000
50,000,000	Deutsche Bank Securities, Inc., 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $50,000,056 collateralized by $49,697,900 in U.S. Treasuries 1.2500%, 10/31/15 with a value of $51,000,007	50,000,000
33,300,000	HSBC Securities (USA), Inc., 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $33,330,037 collateralized by $42,141,355 in U.S. Treasuries 0.0000%, 11/15/21 – 5/15/22 with a value of $33,966,233	33,300,000
30,108,000	ING Financial Markets LLC, 0.0100%, dated 12/30/11, maturing 1/3/12 to be repurchased at $31,108,033 collateralized by $2,229,767 in U.S. Government Agencies 2.2250% – 5.0000%, 7/17/15 – 2/1/36 and $27,819,583 in U.S. Treasuries 0.2500% – 4.5000%, 5/31/13 – 11/15/41 with respective values of $1,283,679 and $29,426,678	30,108,000

See Notes to Schedules of Investments and Financial Statements.

42 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

$200,000,000	RBC Capital Markets Corp., 0.0050%, dated 12/30/11, maturing 1/3/12 to be repurchased at $200,000,111 collateralized by $194,616,229 in U.S. Treasuries 0.0000% – 3.3750%, 6/28/12 – 11/15/19 with a value of $204,000,016	$200,000,000

Total Repurchase Agreements (cost $413,408,000)		413,408,000

Total Investments (total cost $2,836,689,749) – 100.2%		2,822,625,937

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(5,752,482)

Net Assets – 100%		$2,816,873,455

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$30,731,875	1.1%
Ireland	35,931,000	1.3%
United States††	2,755,963,062	97.6%

Total	$2,822,625,937	100.0%

††	Includes Cash Equivalents (83.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 43

Perkins Value Plus Income Fund (unaudited)

Fund Snapshot
We believe in the timeless adage of power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of, undervalued stocks and fixed income securities.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

Performance Overview

For the six months ended December 31, 2011, Perkins Value Plus Income Fund’s Class I Shares returned -1.06%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned -5.22%. Its secondary benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%), returned 0.10%. The Fund’s other secondary benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Agg”), returned 4.98% during the period.

Market Environment

Stocks suffered a significant sell-off in the third quarter, as problems in Europe became much more apparent. The focus was on European sovereign debt issues and undercapitalized European banks. The inability to take substantive action to address those problems created a situation of great uncertainty and raised questions of global contagion.

The stock market enjoyed a strong rebound from the third quarter correction, fueled by strong earnings reports, improving economic data, and a late December liquidity injection by the European Central Bank (ECB). Despite these short-term trend improvements, our market perspective has not changed as we remain somewhat cautious. The environment remains one of extremely strong company fundamentals offset by very challenging economic and financial issues. Economic vulnerability persists with continuous headwinds from the European debt crisis coupled with ongoing governmental and consumer deleveraging, and high unemployment levels. Volatility drives market sentiment, even with the backdrop of continued monetary actions at home (securities repurchases, low interest rates), and, to date, ineffective attempts to remedy the long term capital shortage of European banks. As a result, uncertainty will likely persist in the short term until we regain footing on macro fundamentals.

In spite of macroeconomic headwinds, microeconomic fundamentals remain positive. The market appears reasonably valued with the S&P 500 Index currently trading at about 13x 2011 earnings estimates of $95, and an earnings yield of almost 8%. As compared to 10 year Treasury yields of slightly under 2%, there is a 6% risk premium to owning stocks – the highest level in three decades. Moreover, for the first time in 50 years, stocks yield more than Treasuries, as the S&P dividend yield currently is over 2%. Corporate balance sheets continue to strengthen, and U.S. banks have much better capital structures than before the financial crisis. By these metrics, equities remain an attractive asset class, especially compared to bonds. Continuing high volatility provides for pricing dislocation and opportunity.

Volatility and headline risk were central themes for fixed-income investors in the second half of 2011. A rally in U.S. Treasuries became especially pronounced from late July through September, as worry mounted that the U.S. economy might slip into a double-dip recession. Investors were troubled by below-expectation U.S. gross domestic product (GDP) growth, a manufacturing slowdown and persistently weak employment, housing and consumer spending figures. Concern about high government debt levels, both in the United States and Europe, only heightened this negative market sentiment. A high-stakes political standoff in Congress in July and August over raising the U.S. debt ceiling did nothing to improve the situation. Credit rating agency Standard & Poor’s subsequently lowered the United States’ sovereign credit rating to AA+ from AAA. The downgrade was followed, ironically, by a near stampede into U.S. Treasury securities, as the darkening global economic picture made Treasuries appear to be the safest haven available.

44 | DECEMBER 31, 2011

(unaudited)

All eyes returned to Europe in the fall, as fiscal problems in the so-called PIIGS (Portugal, Italy, Ireland, Greece and Spain) countries threatened to spiral out of control. By October, it appeared that European Union (EU) leaders would manage to contain euro-zone problems, and relieved investors briefly ventured out of Treasuries in search of higher yields. But uncertainty flooded back in November, as governments in Greece and then Italy fell amid market pressure to implement fiscal reforms. The late-November failure of the U.S. Congressional “super committee” to reach a deal to cut $1.2 trillion from the U.S. deficit added to the general malaise.

In December, some headway was made in Europe, as EU leaders announced a plan in which most members would agree to stricter fiscal rules and the ECB served up a larger-than-expected $641 billion in 3-year loans. This injected some calm into the markets as volume wound down for the holidays, although investors remained concerned that credit ratings would be downgraded on one or more of the 17 euro zone countries.

Meanwhile, U.S. macroeconomic data continued to reflect a strengthening domestic economy, with signs of increased hiring and rising consumer confidence. Fears of a double-dip recession, which mounted over the summer as U.S. economic indicators weakened, had receded by the fourth quarter.

Portfolio Overview

We were overweight in equities during the period and finished the year with a mix of 55% equities and 45% fixed income. The overweight hurt relative performance, given fixed income’s significant outperformance relative to equities.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index. Our holdings within utilities, materials and health care detracted from relative performance. Our usual underweight in utilities also weighed on relative performance. Meanwhile, our holdings and underweight in financials, the weakest sector within the index, were the largest contributors followed by our holdings in consumer discretionary and energy.

The fixed income sleeve also underperformed the Fund’s secondary benchmark, the Agg, largely due to our holdings and overweight in corporate credit. Contributors included our zero-weight positioning in government agency debt and underweight allocation to the mortgage sector. We remained significantly overweight corporate credit at year’s end, at nearly 66.8% of the sleeve, compared with the Agg’s 20% exposure. In terms of sectors, paper, lodging, aerospace and retail weighed the most on relative performance, while paper, cable and health care contributed.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are on relative returns, and therefore, are focused on the long term. Our emphasis on determining the potential downside or risk of an opportunity, both within fixed income and equities, has served us well in challenging market environments as shown by the Fund’s placement in the top quartile of its Lipper group since inception.

Equity Detractors

First Niagara Financial Group was a disappointment during the period. With a strong, high quality earnings stream in our view, no credit problems, a large dividend and robust capital ratios First Niagara was purchased with downside protection in mind. However two items hurt the stock. First, the bank agreed to a purchase a large deposit franchise from HSBC in a deal that required a capital raise. This overhang hurt the stock more than we anticipated. Second, the collapse of interest rates in the U.S. adversely impacts highly liquid balance sheets like First Niagara as re-investment in lower yielding securities drags down returns. First Niagara raised capital in December and unfortunately cut the dividend. We added to our position, as it sells at less than 10x current earnings, has a healthy 3.6% dividend yield, as well as a strong balance sheet with good growth prospects, in our view.

SK Telecom, the leading mobile phone operator in South Korea, also detracted from performance when the stock reacted negatively to the company’s stated interest in bidding for a stake in technology company Hynix Semiconductor, also of South Korea. We maintained our position in SK Telecom based on their strong competitive position and relatively stable business, which allows them to potentially generate significant free cash flow and maintain a strong balance sheet.

Equity Contributors

Individually, grocery store operator Safeway was the largest contributor followed by technology networking giant Cisco, which rebounded from weakness earlier in the year when we had added to the position. We believe Cisco’s margins have stabilized and like its leadership role in an industry that should benefit from a rebound in enterprise spending. We also appreciated the significant cash levels on its balance sheet and its attractive

Janus Value Funds | 45

Perkins Value Plus Income Fund (unaudited)

valuation, in our view. We maintained our position during the period.

Vodafone, the global wireless telecom company, was another leading gainer. We appreciate management’s efforts to clean up its complicated holding company structure, including selling its stake in China Mobile and putting the various remaining equity holdings into a single business unit. There is also renewed focus in the market on the potential for a monetization of Vodafone’s significant stake in Verizon Wireless.

Fixed Income Detractors

American International Group (AIG), an international insurer, is a high-beta name that faced headwinds during the period, partly due to general challenges in the financial sector and to the performance of its aircraft-leasing unit, International Lease Finance Corp. Despite the turmoil, we like AIG’s long-term deleveraging plan and recent track record of balance sheet focus. Its core businesses include companies with top market share in their sectors, such as Chartis and SunAmerica.

Ford Motor Co. also weighed on performance. One of the world’s largest and most recognized auto manufacturers, Ford has benefited from a number of improvements in its business model including reduced costs, better product mix, and their competitors’ stigma of having accepted government bailouts. These tailwinds have lessened somewhat as input costs have risen and rising gas prices began to compel new-car purchasers toward less profitable, more fuel efficient models. Despite these changes in the market, we believe Ford’s debt reduction strategy remains on course and that an upgrade to investment grade remains likely.

Fixed Income Contributors

Bank of America was the largest individual contributor. Holding the number-one position in U.S. deposits and a large bank branch network, Bank of America is transitioning from being a serial acquirer to focusing on optimizing their existing business lines. As the U.S.’s largest originator and servicer of mortgages, Bank of America’s asset recovery is more sensitive to U.S. real estate and employment improvements. The company continues to improve its capital structure, running off term-debt at a $40-55 billion per year pace and we expect the deleveraging to continue for the next few years. Depending on one’s perspective, Bank of America’s sensitivity to headline risk particularly of the mortgage or regulatory variety can provide attractive opportunities but also periodic volatility. It is also worth noting that the bank is making progress in reducing the mortgage risk within their business.

Pernod-Ricard also aided performance. A French producer of distilled beverages, Pernod acquired Absolut Vodka from the Swedish government in 2008 resulting in a downgrade of the company by ratings agencies. The company has demonstrated its ability to utilize free cash flow for the benefit of bondholders and remains focused on deleveraging, in our view.

Derivatives

The Fund employs an option-writing strategy based on our valuation framework of individual stocks in the portfolio. Characteristics of the strategy include selling covered calls at strike prices where our risk/reward ratio would warrant trimming the position or selling puts at strike prices where our risk/reward ratio warrants adding to the position. On average, written options have strike prices that are approximately 10% out of the money. Total portfolio exposure (the sum of absolute position changes if options are exercised) for each month has been in the approximate range of 5-10%. During the period, these positions modestly aided performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook

We believe that our quality-oriented, risk-sensitive investment approach is especially important in this type of difficult environment. High quality companies with strong balance sheets and high free cash flows will likely hold up better in stressed environments over the long term, and are better positioned against weaker competitors. We have found excellent buys in banks and healthcare. Banks, from the super regionals to the small cap thrifts, offer good values with solid capital levels in our view, attractive valuations based on normalized earnings and dividend yields of 3%-5%. On the healthcare side, medical equipment stocks have traded off during the year on growth concerns. However, we think the longer term demographics are favorable to support earnings growth, and in the meantime, the balance sheets appear very strong and free cash flow yields approach 10% in many instances.

Overall, due to the significant number of negative headwinds domestically and abroad, we believe it is important to be risk sensitive while maintaining a long-term focus. The ability to outperform on the downside is a critical component of compounding returns in the long-

46 | DECEMBER 31, 2011

(unaudited)

term. Short-term volatility is likely to remain high, and it is easy to make short-term mistakes at the expense of long-term results. Our fundamental approach to investing seeks above average returns over a full market cycle. This reinforces our confidence to pursue our disciplined, value oriented, investment process.

In fixed income, largely because the U.S. economy is being held hostage to decisions in Europe and Washington, we expect another year of subpotential growth. We forecast U.S. gross domestic product growth of 2% in 2012, barring a worsening of the euro zone crisis and assuming that Congress extends long-term unemployment benefits and the payroll tax break until the end of the year; both are currently scheduled to expire at the end of February.

Given current high levels of productivity, we expect that hiring will continue to rise slowly as companies seek to meet essential demand. However, the modest pace will likely keep the unemployment rate elevated and fluctuating around the 9% level throughout the year. Excess slack in the labor market combined with slow economic growth will likely keep inflation from moving much higher. In our opinion, the core Consumer Price Index (CPI) will continue to rise through the first half of 2012, peaking at 2.5% before descending back below 2%. Core CPI’s recent rise has been due largely to artificial factors, including a supply/demand imbalance in the housing rental market that has pushed up owners’ equivalent rent (OER), a major component of core CPI. We believe this imbalance will correct itself. Meanwhile, producer input prices have been dropping, reducing the amount of price pressure in the pipeline.

This low-inflation environment would give the Federal Reserve room to continue its accommodative short-term interest rate policy. The Fed has said that it plans to keep short-term interest rates near zero through late 2014. We believe there is a 50% chance that the Fed will initiate the third round of quantitative easing (QE3) in 2012, by buying mortgage-backed securities, if market conditions warrant. In our view the likelihood of QE3 is heavily dependent on the outcome in Europe, and may be necessary if we see continued dysfunction in Washington.

We expect global economic growth to slow to roughly 2.1% in 2012, with Europe the most challenged region worldwide. In our view Europe will be in recession next year, with growth of negative 0.5% to negative 1%. Policy risk remains high in all regions of the world. We expect inflation to decline globally as commodity prices level out and the pace of growth slows.

We believe that Treasury yields will remain relatively range-bound in 2012 due to the continued headline risk from Europe, political deadlock in Washington and automatic $1.2 trillion in government spending cuts scheduled to begin in January 2013. However, we think that rates could be at the higher end of the range by the end of 2012, partly because by that point we should be on a path to stronger economic growth. The front end of the curve is anchored by current Fed policy, while the five-year Treasury is the pivot point and stands to benefit if the Fed implements QE3. We believe that the 10-year and 30-year Treasury have little upside left, as they enjoyed a remarkable rally in 2011 but will be vulnerable to inflation concerns the longer the Fed’s accommodative policy continues.

Against this backdrop, we continue to believe that corporate credit offers some of the best risk-adjusted returns in the market. We entered 2011 with a similar belief. The last year was highly volatile for credit, especially financials, which had a big impact on the market. Yet underlying fundamentals continue to improve. Profit margins are high and companies are accumulating cash on balance sheets (more than $2 trillion by some estimates). Moreover, we think there is a newfound conservatism resonating across management teams and boards in the U.S. and Europe. Management teams are being more careful and have not been committing capital to their businesses – beyond replacement levels – as growth remains slow and uncertainty remains high. We think this will continue through 2012, fueling more free cash flow, liquidity in the system and ultimately support for credit spreads in both investment-grade and high-yield bonds.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Value Funds | 47

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Safeway, Inc.	0.21%
Cisco Systems, Inc.	0.19%
Vodafone Group PLC (ADR)	0.16%
Pall Corp.	0.15%
Royal Dutch Shell PLC (ADR)	0.14%

5 Bottom Performers – Equity Holdings

Contribution

First Niagara Financial Group, Inc.	–0.53%
SK Telecom Co., Ltd. (ADR)	–0.47%
Redwood Trust, Inc.	–0.27%
Old Republic International Corp.	–0.25%
SunTrust Banks, Inc.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	1.44%	22.98%	25.18%
Consumer Discretionary	0.57%	8.18%	8.90%
Energy	0.52%	12.02%	12.47%
Information Technology	0.50%	8.34%	8.93%
Consumer Staples	0.19%	8.30%	7.88%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	–1.00%	4.20%	7.54%
Materials	–0.34%	4.36%	2.74%
Health Care	–0.22%	15.60%	12.56%
Telecommunication Services	–0.20%	7.13%	4.78%
Industrials	0.18%	8.89%	9.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

48 | DECEMBER 31, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2011

Vodafone Group PLC (ADR) Cellular Telecommunications	1.0%
CenturyLink, Inc. Telephone – Integrated	0.9%
Chevron Corp. Oil Companies – Integrated	0.9%
Pfizer, Inc. Medical – Drugs	0.9%
AT&T, Inc. Telephone – Integrated	0.9%

4.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2011

Emerging markets comprised 2.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2011

As of June 30, 2011

Janus Value Funds | 49

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2011				Expense Ratios – per the October 28, 2011 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	–1.18%	3.54%	9.08%	1.87%	1.03%

MOP	–6.86%	–2.44%	4.63%

Perkins Value Plus Income Fund – Class C Shares

NAV	–1.56%	2.76%	8.27%	2.63%	1.78%

CDSC	–2.50%	1.79%	8.27%

Perkins Value Plus Income Fund – Class D Shares(1)	–1.11%	3.66%	9.21%	1.74%	0.88%

Perkins Value Plus Income Fund – Class I Shares	–1.06%	3.74%	9.28%	1.62%	0.77%

Perkins Value Plus Income Fund – Class S Shares	–1.31%	3.27%	8.80%	2.13%	1.29%

Perkins Value Plus Income Fund – Class T Shares	–1.18%	3.54%	9.08%	1.87%	1.03%

Russell 1000® Value Index	–5.22%	0.39%	9.97%

Barclays Capital U.S. Aggregate Bond Index	4.98%	7.84%	5.51%

Value Income Index	0.10%	4.44%	8.16%

Lipper Quartile – Class I Shares	–	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	53/483	49/480

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

50 | DECEMBER 31, 2011

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2011. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, short sales and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

Janus Value Funds | 51

Perkins Value Plus Income Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$988.20	$5.05

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$984.40	$8.78

Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$988.90	$4.35

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$989.40	$3.90

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$986.90	$6.24

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/11)	(12/31/11)	(7/1/11 - 12/31/11)†

Actual	$1,000.00	$988.20	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

†	Expenses are equal to the annualized expense ratio of 1.01% for Class A Shares, 1.76% for Class C Shares, 0.87% for Class D Shares, 0.78% for Class I Shares, 1.25% for Class S Shares and 1.00% for Class T Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

52 | DECEMBER 31, 2011

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 0.9%
$32,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$35,925
34,000	Commercial Mortgage Pass Through Certificates 5.8137%, 12/10/49‡	37,952
35,000	FREMF Mortgage Trust 4.9329%, 7/25/21‡	30,590
19,000	FREMF Mortgage Trust 4.7507%, 10/25/21 (144A),‡	16,072
47,000	FREMF Mortgage Trust 4.7705%, 4/25/44 (144A),‡	43,448
61,000	FREMF Mortgage Trust 4.8868%, 7/25/44 (144A),‡	56,475
30,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	32,937
58,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	59,473
18,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	20,465
18,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8748%, 4/15/45‡	20,202
31,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	32,576

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $380,521)		386,115

Bank Loans – 0.3%
Food – Miscellaneous/Diversified – 0.2%
97,393	Del Monte Foods Co. 4.5000%, 3/8/18‡	92,280
Telecommunication Equipment – 0.1%
16,873	CommScope, Inc. 5.0000%, 1/14/18‡	16,712

Total Bank Loans (cost $113,976)		108,992

Common Stock – 54.0%
Aerospace and Defense – 1.1%
3,300	General Dynamics Corp.**	219,153
5,000	Raytheon Co.	241,900
		461,053
Agricultural Chemicals – 0.3%
2,500	Mosaic Co.**	126,075
Applications Software – 0.7%
11,280	Microsoft Corp.**	292,829
Beverages – Non-Alcoholic – 0.8%
4,900	PepsiCo, Inc.**	325,115
Brewery – 0.6%
5,400	Molson Coors Brewing Co. – Class B**	235,116
Building – Residential and Commercial – 0.3%
7,900	M.D.C. Holdings, Inc.	139,277
Cellular Telecommunications – 1.8%
24,300	SK Telecom Co., Ltd. (ADR)	330,723
15,200	Vodafone Group PLC (ADR)	426,056
		756,779
Commercial Banks – 0.9%
5,000	FirstMerit Corp.	75,650
18,600	Fulton Financial Corp.	182,466
10,000	Glacier Bancorp., Inc.	120,300
		378,416
Commercial Services – Finance – 1.1%
5,700	Paychex, Inc.	171,627
15,000	Western Union Co.	273,900
		445,527
Computer Services – 0.2%
500	International Business Machines Corp.**	91,940
Computers – 0.3%
4,300	Hewlett-Packard Co.**	110,768
Containers – Metal and Glass – 0.7%
6,000	Greif, Inc.**	273,300
Cruise Lines – 0.4%
5,500	Carnival Corp. (U.S. Shares)	179,520
Dental Supplies and Equipment – 0.3%
3,800	Patterson Cos., Inc.**	112,176
Distribution/Wholesale – 0.3%
4,800	Owens & Minor, Inc.	133,392
Diversified Banking Institutions – 0.3%
4,000	JPMorgan Chase & Co.	133,000
Diversified Operations – 2.4%
14,100	General Electric Co.	252,531
4,000	Illinois Tool Works, Inc.	186,840
4,500	Koppers Holdings, Inc.	154,620
20,000	Orkla A.S.A.	149,378
5,000	Tyco International, Ltd. (U.S. Shares)**	233,550
		976,919
Electric – Integrated – 2.3%
2,300	Entergy Corp.	168,015
6,000	Exelon Corp.	260,220
6,000	GDF Suez	163,988
12,000	PPL Corp.	353,040
		945,263
Electronic Components – Semiconductors – 0.2%
2,500	Microchip Technology, Inc.	91,575
Enterprise Software/Services – 0.2%
2,700	Oracle Corp.**	69,255
Filtration and Separations Products – 0.3%
2,100	Pall Corp.**	120,015
Finance – Other Services – 0.3%
4,000	NYSE Euronext	104,400
Food – Miscellaneous/Diversified – 0.4%
5,200	Unilever PLC (ADR)	174,304
Food – Retail – 0.7%
14,300	Safeway, Inc.	300,872
Food – Wholesale/Distribution – 0.8%
11,500	Sysco Corp.	337,295
Gold Mining – 0.3%
3,000	Goldcorp, Inc. (U.S. Shares)**	132,750
Human Resources – 0.1%
1,100	Manpower Group	39,325

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 53

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Instruments – Scientific – 0.6%
11,500	PerkinElmer, Inc.	$230,000
Investment Management and Advisory Services – 0.3%
600	BlackRock, Inc.**	106,944
Medical – Biomedical and Genetic – 0.4%
2,500	Amgen, Inc.**	160,525
Medical – Drugs – 4.1%
5,300	Abbott Laboratories	298,019
4,500	GlaxoSmithKline PLC (ADR)**	205,335
3,000	Johnson & Johnson**	196,740
6,800	Merck & Co., Inc.	256,360
6,000	Novartis A.G. (ADR)	343,020
16,900	Pfizer, Inc.**	365,716
		1,665,190
Medical – Generic Drugs – 0.5%
5,000	Teva Pharmaceutical S.P. (ADR)**	201,800
Medical – Wholesale Drug Distributors – 0.3%
1,400	McKesson Corp.**	109,074
Medical Instruments – 0.9%
8,500	Medtronic, Inc.**	325,125
1,300	St. Jude Medical, Inc.	44,590
		369,715
Medical Products – 1.6%
1,400	Baxter International, Inc.**	69,272
2,900	Becton, Dickinson and Co.**	216,688
3,500	Covidien PLC (U.S. Shares)**	157,535
3,200	Stryker Corp.**	159,072
1,300	West Pharmaceutical Services, Inc.	49,335
		651,902
Metal – Copper – 0.3%
3,500	Freeport-McMoRan Copper & Gold, Inc. – Class B**	128,765
Multi-Line Insurance – 1.5%
11,500	Allstate Corp.	315,215
10,000	Unitrin, Inc.	292,100
		607,315
Multimedia – 0.2%
2,500	Time Warner, Inc.	90,350
Networking Products – 0.8%
17,100	Cisco Systems, Inc.	309,168
Non-Hazardous Waste Disposal – 0.7%
11,000	Republic Services, Inc.	303,050
Oil – Field Services – 0.7%
3,920	Schlumberger, Ltd. (U.S. Shares)**	267,775
Oil and Gas Drilling – 0.3%
3,000	Ensco International PLC (ADR)	140,760
Oil Companies – Exploration and Production – 1.4%
2,500	Devon Energy Corp.**	155,000
2,000	EQT Corp.**	109,580
11,300	Exco Resources, Inc.	118,085
1,500	Noble Energy, Inc.**	141,585
700	Occidental Petroleum Corp.**	65,590
		589,840
Oil Companies – Integrated – 3.3%
3,500	BP PLC (ADR)**	149,590
3,500	Chevron Corp.**	372,400
1,500	ConocoPhillips**	109,305
2,200	Exxon Mobil Corp.**	186,472
4,500	Royal Dutch Shell PLC (ADR)	328,905
4,000	Total S.A. (ADR)**	204,440
		1,351,112
Paper and Related Products – 0.3%
9,500	Glatfelter	134,140
Property and Casualty Insurance – 0.2%
1,000	Chubb Corp.**	69,220
Protection – Safety – 0.4%
3,500	Landauer, Inc.	180,250
Publishing – Books – 0.5%
25,000	Reed Elsevier PLC	201,463
Publishing – Periodicals – 0.2%
11,000	UBM PLC	81,538
Real Estate Management/Services – 0.3%
10,000	Brookfield Real Estate Services, Inc.	123,613
Reinsurance – 0.6%
1,500	Everest Re Group, Ltd.**	126,135
2,000	PartnerRe, Ltd.	128,420
		254,555
REIT – Apartments – 0.3%
14,000	Campus Crest Communities, Inc.	140,840
REIT – Diversified – 1.4%
5,500	Potlatch Corp.	171,105
4,050	Rayonier, Inc.	180,751
12,000	Weyerhaeuser Co.	224,040
		575,896
REIT – Health Care – 0.6%
12,900	Healthcare Realty Trust, Inc.	239,811
REIT – Mortgage – 0.9%
5,700	Annaly Mortgage Management, Inc.	90,972
15,000	Redwood Trust, Inc.	152,700
12,000	Two Harbors Investment Corp.	110,880
		354,552
REIT – Office Property – 1.4%
3,300	BioMed Realty Trust, Inc.	59,664
8,900	Corporate Office Properties	189,214
7,000	Government Properties Income Trust	157,850
5,500	Mack-Cali Realty Corp.	146,795
		553,523
Retail – Apparel and Shoe – 0.5%
5,000	American Eagle Outfitters, Inc.	76,450
4,000	Guess?, Inc.**	119,280
		195,730
Retail – Consumer Electronics – 0.4%
16,300	RadioShack Corp.	158,273
Retail – Discount – 0.4%
3,000	Wal-Mart Stores, Inc.**	179,280
Retail – Drug Store – 0.5%
6,000	Walgreen Co.**	198,360

See Notes to Schedules of Investments and Financial Statements.

54 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Retail – Office Supplies – 0.5%
15,300	Staples, Inc.**	$212,517
Retail – Regional Department Stores – 0.1%
1,200	Kohl’s Corp.	59,220
Savings/Loan/Thrifts – 1.1%
37,200	First Niagara Financial Group, Inc.	321,036
10,000	Washington Federal, Inc.	139,900
		460,936
Semiconductor Components/Integrated Circuits – 0.3%
4,000	Analog Devices, Inc.	143,120
Semiconductor Equipment – 0.6%
12,000	Applied Materials, Inc.**	128,520
4,100	MKS Instruments, Inc.	114,062
		242,582
Super-Regional Banks – 2.7%
18,100	Fifth Third Bancorp.	230,232
6,100	PNC Financial Services Group, Inc.	351,787
10,900	SunTrust Banks, Inc.	192,930
12,500	Wells Fargo & Co.**	344,500
		1,119,449
Telecommunication Services – 0.3%
5,500	Vivendi	120,429
Telephone – Integrated – 1.8%
12,000	AT&T, Inc.**	362,880
10,400	CenturyLink, Inc.	386,880
		749,760
Tobacco – 0.3%
3,500	Altria Group, Inc.	103,775
Transportation – Marine – 0.3%
2,300	Tidewater, Inc.**	113,390
Transportation – Railroad – 0.4%
600	Norfolk Southern Corp.**	43,716
1,200	Union Pacific Corp.**	127,128
		170,844
Transportation – Services – 0.4%
5,000	PostNL N.V. (ADR)	15,850
5,000	TNT Express N.V. (ADR)	36,800
1,300	United Parcel Service, Inc. – Class B	95,147
		147,797
Water – 0.3%
9,000	Suez Environment S.A.	103,669

Total Common Stock (cost $22,199,706)		22,158,073

Corporate Bonds – 30.6%
Advertising Services – 0.1%
$21,000	WPP Finance UK 4.7500%, 11/21/21 (144A)	20,847
Aerospace and Defense – Equipment – 0.4%
79,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	79,711
82,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	85,610
		165,321
Agricultural Chemicals – 0.5%
65,000	CF Industries, Inc. 6.8750%, 5/1/18	74,425
36,000	CF Industries, Inc. 7.1250%, 5/1/20	42,570
23,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	23,470
20,000	Mosaic Co. 3.7500%, 11/15/21	20,208
20,000	Mosaic Co. 4.8750%, 11/15/41	20,675
36,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	31,230
		212,578
Airlines – 0.1%
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	55,858
Automotive – Truck Parts and Equipment – Original – 0.1%
45,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	48,825
Beverages – Non-Alcoholic – 0.5%
111,000	Coca-Cola Co. 0.7500%, 11/15/13	111,203
77,000	Coca-Cola Co. 1.5000%, 11/15/15	78,051
		189,254
Beverages – Wine and Spirits – 1.2%
300,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	338,460
150,000	Pernod-Ricard S.A. 4.4500%, 1/15/22 (144A)	157,138
		495,598
Brewery – 0.3%
69,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	69,493
50,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19	64,758
		134,251
Building Products – Cement and Aggregate – 0%
7,000	CRH America, Inc. 4.1250%, 1/15/16	6,989
9,000	CRH America, Inc. 5.7500%, 1/15/21	9,175
		16,164
Cable/Satellite Television – 0.1%
50,000	Comcast Corp. 5.1500%, 3/1/20	56,862
Chemicals – Diversified – 0.9%
50,000	Dow Chemical Co. 7.6000%, 5/15/14	56,541
34,000	Lyondell Chemical Co. 8.0000%, 11/1/17	37,145
49,910	Lyondell Chemical Co. 11.0000%, 5/1/18	54,527
200,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21 (144A)	207,500
		355,713

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 55

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Chemicals – Specialty – 0.6%
$27,000	Ashland, Inc. 9.1250%, 6/1/17	$30,105
99,000	Ecolab, Inc. 3.0000%, 12/8/16	102,407
85,000	Ecolab, Inc. 4.3500%, 12/8/21	90,771
25,000	Ecolab, Inc. 5.5000%, 12/8/41	27,703
		250,986
Commercial Banks – 1.5%
25,000	Abbey National Treasury Services PLC 2.0022%, 4/25/14‡	22,760
76,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	75,715
50,000	CIT Group, Inc. 7.0000%, 5/4/15 (144A)	50,062
250,000	CIT Group, Inc. 7.0000%, 5/1/17	250,000
100,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A)	97,853
56,000	SVB Financial Group 5.3750%, 9/15/20	57,371
72,000	Zions Bancorp. 7.7500%, 9/23/14	76,341
		630,102
Commercial Services – Finance – 0.2%
66,000	Western Union Co. 3.6500%, 8/22/18	67,669
Computers – Memory Devices – 0.1%
35,000	Seagate Technology 10.0000%, 5/1/14 (144A)	39,594
Consulting Services – 0.7%
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	49,436
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	230,370
		279,806
Containers – Paper and Plastic – 0.1%
20,000	Sonoco Products Co. 4.3750%, 11/1/21	20,715
34,000	Sonoco Products Co. 5.7500%, 11/1/40	36,329
		57,044
Data Processing and Management – 0.2%
37,000	Fiserv, Inc. 3.1250%, 10/1/15	37,903
22,000	Fiserv, Inc. 3.1250%, 6/15/16	22,400
22,000	Fiserv, Inc. 4.7500%, 6/15/21	23,017
		83,320
Diversified Banking Institutions – 1.7%
85,000	Bank of America Corp. 4.5000%, 4/1/15	82,024
50,000	Citigroup, Inc. 5.0000%, 9/15/14	49,485
36,000	Citigroup, Inc. 4.8750%, 5/7/15	35,558
17,000	Citigroup, Inc. 4.7500%, 5/19/15	17,217
21,000	Citigroup, Inc. 4.5000%, 1/14/22	20,202
49,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	47,345
51,000	Goldman Sachs Group, Inc. 5.2500%, 7/27/21	49,753
85,000	JPMorgan Chase & Co. 5.7500%, 1/2/13	88,174
50,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	55,784
100,000	Morgan Stanley 3.4500%, 11/2/15	92,069
75,000	Morgan Stanley 5.6250%, 9/23/19	69,456
17,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	15,941
61,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	58,194
		681,202
Diversified Financial Services – 0.8%
50,000	General Electric Capital Corp. 4.8000%, 5/1/13	52,344
50,000	General Electric Capital Corp. 6.0000%, 8/7/19	57,431
150,000	General Electric Capital Corp. 5.5000%, 1/8/20	165,044
58,000	General Electric Capital Corp. 4.6500%, 10/17/21	60,533
		335,352
Diversified Minerals – 0.1%
50,000	Teck Resources, Ltd. 10.2500%, 5/15/16	57,500
Diversified Operations – 0.1%
45,000	Danaher Corp. 2.3000%, 6/23/16	46,772
Diversified Operations – Commercial Services – 0.1%
41,000	ARAMARK Corp. 8.5000%, 2/1/15	42,025
Electric – Generation – 0%
15,000	AES Corp. 7.7500%, 10/15/15	16,312
Electric – Integrated – 1.5%
39,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	42,120
51,000	CMS Energy Corp. 4.2500%, 9/30/15	51,546
38,000	CMS Energy Corp. 5.0500%, 2/15/18	37,905
22,000	Florida Power Corp. 3.1000%, 8/15/21	22,510
49,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	51,363
10,000	Pacific Gas & Electric Co. 3.2500%, 9/15/21	10,147

See Notes to Schedules of Investments and Financial Statements.

56 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Electric – Integrated – (continued)

$198,000	PPL Energy Supply LLC 4.6000%, 12/15/21	$200,792
30,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	30,072
31,000	Public Service Co. of Colorado 3.2000%, 11/15/20	32,157
11,000	San Diego Gas & Electric Co. 3.0000%, 8/15/21	11,312
20,000	Wisconsin Electric Power Co. 2.9500%, 9/15/21	20,384
100,000	Xcel Energy, Inc. 4.7000%, 5/15/20	112,702
		623,010
Electronic Components – Semiconductors – 0.5%
50,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17	51,875
32,000	National Semiconductor Corp. 3.9500%, 4/15/15	34,566
59,000	National Semiconductor Corp. 6.6000%, 6/15/17	72,468
41,000	Texas Instruments, Inc. 2.3750%, 5/16/16	42,709
		201,618
Electronic Measuring Instruments – 0.3%
60,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	60,567
69,000	FLIR Systems, Inc. 3.7500%, 9/1/16	68,740
		129,307
Electronics – Military – 0.4%
100,000	L-3 Communications Corp. 6.3750%, 10/15/15	102,500
15,000	L-3 Communications Corp. 5.2000%, 10/15/19	15,216
64,000	L-3 Communications Corp. 4.7500%, 7/15/20	63,235
		180,951
Finance – Auto Loans – 0.5%
200,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	199,254
Finance – Consumer Loans – 0.3%
21,000	John Deere Capital Corp. 3.9000%, 7/12/21	22,859
90,000	SLM Corp. 6.2500%, 1/25/16	87,523
		110,382
Finance – Credit Card – 0.2%
65,000	American Express Co. 6.8000%, 9/1/66‡	64,675
Finance – Investment Bankers/Brokers – 0.5%
50,000	Charles Schwab Corp. 4.4500%, 7/22/20	52,903
31,000	Jefferies Group, Inc. 3.8750%, 11/9/15	27,435
77,000	Jefferies Group, Inc. 5.1250%, 4/13/18	67,760
51,000	Lazard Group LLC 7.1250%, 5/15/15	54,763
4,000	Lazard Group LLC 6.8500%, 6/15/17	4,196
		207,057
Finance – Mortgage Loan Banker – 0.3%
100,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	105,150
Food – Meat Products – 0.5%
21,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	22,260
62,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	72,075
100,000	Tyson Foods, Inc.‡ 6.8500%, 4/1/16	109,750
		204,085
Food – Miscellaneous/Diversified – 0.4%
44,000	Corn Products International, Inc. 3.2000%, 11/1/15	45,461
32,000	Del Monte Corp. 7.6250%, 2/15/19	30,720
44,000	Kellogg Co. 3.2500%, 5/21/18	46,272
50,000	Kraft Foods, Inc. 5.3750%, 2/10/20	57,692
		180,145
Gambling – Non-Hotel – 0.1%
50,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	46,250
Hotels and Motels – 0.5%
18,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	19,276
50,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	55,796
50,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	56,500
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	57,187
		188,759
Investment Management and Advisory Services – 0.3%
50,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	53,803
61,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	61,457
		115,260
Linen Supply & Related Items – 0.2%
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	31,792
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	36,522
		68,314
Medical – Biomedical and Genetic – 0.3%
12,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	13,140

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 57

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – (continued)

$51,000	Gilead Sciences, Inc. 4.4000%, 12/1/21	$53,993
41,000	Gilead Sciences, Inc. 5.6500%, 12/1/41	45,394
		112,527
Medical – HMO – 0%
7,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	7,520
Medical Instruments – 0.4%
29,000	Boston Scientific Corp. 4.5000%, 1/15/15	30,433
68,000	Boston Scientific Corp. 6.0000%, 1/15/20	75,911
43,000	Boston Scientific Corp. 7.0000%, 11/15/35	49,533
		155,877
Money Center Banks – 0.2%
84,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	81,865
Multi-Line Insurance – 0.9%
94,000	American International Group, Inc. 4.2500%, 9/15/14	91,286
47,000	American International Group, Inc. 5.4500%, 5/18/17	44,915
68,000	American International Group, Inc. 6.4000%, 12/15/20	68,628
101,000	American International Group, Inc. 8.1750%, 5/15/58‡	89,890
50,000	MetLife, Inc. 7.7170%, 2/15/19	62,697
		357,416
Oil – Field Services – 1.1%
200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	205,387
94,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	95,106
93,000	Schlumberger Investment S.A. 3.3000%, 9/14/21 (144A)	95,542
44,000	Weatherford International, Ltd. 5.1250%, 9/15/20	45,724
		441,759
Oil and Gas Drilling – 0.4%
100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	101,950
43,000	Rowan Cos., Inc. 5.0000%, 9/1/17	45,183
		147,133
Oil Companies – Exploration and Production – 0.9%
103,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	117,430
50,000	Forest Oil Corp. 8.5000%, 2/15/14	54,500
39,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	39,501
21,000	Occidental Petroleum Corp. 3.1250%, 2/15/22	21,543
128,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	136,320
		369,294
Oil Companies – Integrated – 0.5%
60,000	BP Capital Markets PLC 3.1250%, 10/1/15	62,845
68,000	BP Capital Markets PLC 2.2480%, 11/1/16	68,434
28,000	BP Capital Markets PLC 4.5000%, 10/1/20	30,838
48,000	BP Capital Markets PLC 3.5610%, 11/1/21	49,972
		212,089
Oil Refining and Marketing – 0.3%
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	58,109
16,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	16,358
35,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	37,455
		111,922
Paper and Related Products – 0.3%
29,000	International Paper Co. 4.7500%, 2/15/22	30,826
87,000	International Paper Co. 6.0000%, 11/15/41	94,448
		125,274
Pharmacy Services – 0.4%
130,000	Aristotle Holding, Inc. 4.7500%, 11/15/21 (144A)	134,520
45,000	Express Scripts, Inc. 3.1250%, 5/15/16	45,250
		179,770
Pipelines – 2.2%
24,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	26,429
50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	54,625
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	37,340
22,000	El Paso Corp. 7.7500%, 1/15/32	25,410
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	55,106
37,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	38,081
39,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	38,204
50,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	57,122
142,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	145,195
78,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	81,752

See Notes to Schedules of Investments and Financial Statements.

58 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Pipelines – (continued)

$50,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	$52,947
54,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	59,486
40,000	TC Pipelines L.P. 4.6500%, 6/15/21	41,882
185,000	Western Gas Partners L.P. 5.3750%, 6/1/21	196,132
		909,711
Property and Casualty Insurance – 0.1%
20,000	Progressive Corp. 3.7500%, 8/23/21	20,782
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15	6,090
Publishing – Periodicals – 0.1%
58,000	United Business Media, Ltd. 5.7500%, 11/3/20 (144A)	58,502
Radio – 0.1%
50,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15 (144A)	54,750
Real Estate Management/Services – 0.2%
17,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	17,425
19,000	ProLogis L.P. 6.6250%, 5/15/18	20,635
20,000	ProLogis L.P. 6.8750%, 3/15/20	22,206
		60,266
Real Estate Operating/Development – 0.1%
37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	37,524
REIT – Diversified – 0.6%
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	254,381
REIT – Health Care – 0.3%
9,000	HCP, Inc. 2.7000%, 2/1/14	8,987
40,000	Senior Housing Properties Trust 6.7500%, 12/15/21	40,653
4,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	4,124
52,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	53,929
		107,693
REIT – Hotels – 0.1%
55,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	56,512
REIT – Office Property – 0.1%
55,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	53,125
REIT – Regional Malls – 1.0%
91,000	Rouse Co. L.P. 7.2000%, 9/15/12	92,479
189,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	190,653
132,000	Rouse Co. L.P. 6.7500%, 11/9/15	133,485
		416,617
REIT – Shopping Centers – 0.1%
21,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	20,093
Retail – Regional Department Stores – 0.3%
50,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	55,874
47,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	51,692
		107,566
Retail – Restaurants – 0.3%
102,000	Darden Restaurants, Inc. 4.5000%, 10/15/21	104,650
Retail – Toy Store – 0.1%
50,000	Toys R Us Property Co. LLC 8.5000%, 12/1/17	51,750
Steel – Producers – 0.2%
92,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	94,070
Super-Regional Banks – 0.7%
42,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	42,770
67,000	SunTrust Banks, Inc. 3.5000%, 1/20/17	67,346
64,000	US Bancorp 2.2000%, 11/15/16	64,615
84,000	Wells Fargo & Co. 4.6000%, 4/1/21	92,121
		266,852
Telecommunication Services – 0.2%
87,000	Qwest Corp. 6.7500%, 12/1/21	94,830
Telephone – Integrated – 0.6%
27,000	CenturyLink, Inc. 5.1500%, 6/15/17	26,762
27,000	CenturyLink, Inc. 7.6000%, 9/15/39	26,494
50,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	50,189
124,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	128,960
		232,405
Transportation – Railroad – 0.5%
23,000	Burlington Northern Santa Fe LLC 3.4500%, 9/15/21	23,706
23,000	Burlington Northern Santa Fe LLC 4.9500%, 9/15/41	25,373
38,000	CSX Corp. 4.7500%, 5/30/42	39,210

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 59

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Shares or Principal Amount		Value

Transportation – Railroad – (continued)

$100,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	$109,500
20,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	21,200
		218,989
Transportation – Services – 0%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	6,769
Transportation – Truck – 0.1%
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	55,738

Total Corporate Bonds (cost $12,324,043)		12,555,283

Mortgage-Backed Securities – 6.6%
	Fannie Mae:
19,957	5.0000%, 2/1/23	21,555
38,754	5.5000%, 1/1/25	42,101
19,649	5.5000%, 1/1/33	21,578
18,099	5.0000%, 11/1/33	19,573
36,992	5.0000%, 12/1/33	40,005
21,771	5.0000%, 2/1/34	23,544
70,052	5.5000%, 4/1/34	76,578
118,097	5.5000%, 9/1/34	129,025
39,872	5.5000%, 5/1/35	43,537
276,805	5.5000%, 7/1/35	302,419
111,775	6.0000%, 12/1/35	124,632
173,604	5.5000%, 4/1/36	189,561
167,986	5.5000%, 5/1/37	184,475
34,466	6.0000%, 5/1/37	38,021
32,833	5.5000%, 7/1/37	35,779
25,141	5.5000%, 3/1/38	27,609
48,534	6.0000%, 11/1/38	53,541
92,484	6.0000%, 11/1/38	102,429
21,536	4.5000%, 10/1/40	22,935
402,692	4.0000%, 2/1/41	425,731
20,199	5.0000%, 3/1/41	22,046
65,745	4.5000%, 4/1/41	70,572
44,032	5.0000%, 4/1/41	47,618
55,018	5.0000%, 4/1/41	59,584
41,014	5.0000%, 10/1/41	44,354
	Freddie Mac:
34,305	5.0000%, 1/1/19	36,945
25,954	5.0000%, 2/1/19	27,952
35,392	5.5000%, 8/1/19	38,381
87,810	6.0000%, 1/1/38	96,745
23,022	5.5000%, 5/1/38	25,193
59,543	5.5000%, 10/1/39	65,155
50,154	4.5000%, 1/1/41	53,163
66,681	4.5000%, 5/1/41	71,261
112,091	5.0000%, 5/1/41	120,748

Total Mortgage-Backed Securities (cost $2,686,636)		2,704,345

Preferred Stock – 0.1%
Diversified Financial Services – 0%
800	Citigroup Capital XIII, 7.8750%	20,848
Electric – Integrated – 0.1%
600	PPL Corp., 8.7500%	33,300

Total Preferred Stock (cost $50,606)		54,148

U.S. Treasury Notes/Bonds – 4.0%
	U.S. Treasury Notes/Bonds:
$19,000	1.5000%, 6/30/16	19,649
45,000	1.0000%, 9/30/16	45,464
29,000	1.0000%, 10/31/16	29,281
20,000	0.8750%, 11/30/16	20,061
90,000	2.3750%, 5/31/18	96,511
20,000	1.7500%, 10/31/18	20,584
69,000	3.1250%, 5/15/21	77,043
570,000	2.1250%, 8/15/21	584,606
235,000	2.0000%, 11/15/21	237,680
275,000	3.7500%, 8/15/41	323,426
180,000	3.1250%, 11/15/41	188,578

Total U.S. Treasury Notes/Bonds (cost $1,592,512)		1,642,883

Money Market – 2.8%
1,162,096	Janus Cash Liquidity Fund LLC, 0% (cost $1,162,096)	1,162,096

Total Investments (total cost $40,510,096) – 99.3%		40,771,935

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		270,454

Net Assets – 100%		$41,042,389

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$284,620	0.7%
Bermuda	300,279	0.7%
Canada	459,058	1.1%
Cayman Islands	39,594	0.1%
Curacao	267,775	0.7%
France	1,088,124	2.7%
Ireland	157,535	0.4%
Israel	201,800	0.5%
Jersey	81,538	0.2%
Luxembourg	190,648	0.5%
Mexico	130,700	0.3%
Netherlands	260,150	0.6%
Norway	149,378	0.4%
Panama	179,520	0.4%
South Korea	536,110	1.3%
Switzerland	576,570	1.4%
United Kingdom	2,271,184	5.6%
United States††	33,597,352	82.4%

Total	$40,771,935	100.0%

††	Includes Cash Equivalents (79.6% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

Amgen, Inc. expires January 2012 7 contracts exercise price $65.00	$(622)
Blackrock, Inc. expires January 2012 3 contracts exercise price $190.00	(265)

See Notes to Schedules of Investments and Financial Statements.

60 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Value

Schedule of Written Options – Calls – (continued)
Chevron Corp. expires January 2012 4 contracts exercise price $110.00	$(341)
Chubb Corp. expires January 2012 7 contracts exercise price $70.00	0
ConocoPhillips expires January 2012 6 contracts exercise price $75.00	(307)
Exxon Mobil Corp. expires January 2012 5 contracts exercise price $87.50	(223)
Freeport-McMoRan Copper & Gold, Inc. – Class B expires January 2012 12 contracts exercise price $43.00	(136)
GlaxoSmithKline PLC (ADR) expires January 2012 10 contracts exercise price $47.50	(99)
Goldcorp, Inc. (U.S. Shares) expires January 2012 10 contracts exercise price $55.00	(23)
Greif, Inc. expires January 2012 10 contracts exercise price $50.00	(185)
International Business Machines Corp. expires January 2012 2 contracts exercise price $195.00	(99)
Johnson & Johnson expires January 2012 7 contracts exercise price $67.50	(86)
McKesson Corp. expires January 2012 6 contracts exercise price $85.00	(53)
Medtronic, Inc. expires January 2012 12 contracts exercise price $39.00	(509)
Molson Coors Brewing Co. – Class B expires January 2012 10 contracts exercise price $45.00	(343)
Mosaic Co. expires January 2012 9 contracts exercise price $57.50	(281)
Noble Energy, Inc. expires January 2012 5 contracts exercise price $105.00	(169)
Occidental Petroleum Corp. expires January 2012 5 contracts exercise price $105.00	(48)
Pall Corp. expires January 2012 4 contracts exercise price $60.00	(206)
Pfizer, Inc. expires January 2012 21 contracts exercise price$22.50	(186)
Schlumberger, Ltd. (U.S. Shares) expires January 2012 7 contracts exercise price $77.50	(117)
Teva Pharmaceutical S.P. (ADR) expires January 2012 11 contracts exercise price $47.50	(18)
Tidewater, Inc. expires January 2012 9 contracts exercise price $50.00	(1,038)
Union Pacific Corp. expires January 2012 4 contracts exercise price $110.00	(373)
Wal-Mart Stores, Inc. expires January 2012 7 contracts exercise price $62.50	(41)

Total Written Options – Calls (premiums received $4,765 )	$(5,768)

Schedule of Written Options – Puts
Applied Materials, Inc. expires January 2012 22 contracts exercise price $9.00	$(41)
Baxter International, Inc. expires January 2012 5 contracts exercise price $42.50	(36)
Becton, Dickson and Co. expires January 2012 3 contracts exercise price $65.00	(28)
Blackrock, Inc. expires January 2012 1 contracts exercise price $120.00	(3)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 61

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2011

Value

Schedule of Written Options – Puts – (continued)
BP PLC (ADR) expires January 2012 5 contracts exercise price $35.00	$(21)
Chevron Corp. expires January 2012 2 contracts exercise price $87.50	(13)
Covidien PLC (U.S. Shares) expires January 2012 5 contracts exercise price $40.00	(67)
Devon Energy Corp. expires January 2012 4 contracts exercise price $55.00	(121)
EQT Corp. expires January 2012 4 contracts exercise price $45.00	(66)
Everest RE Group, Ltd. expires January 2012 3 contracts exercise price $70.00	(28)
Exxon Mobil Corp. expires January 2012 3 contracts exercise price $72.50	(16)
Freeport-McMoRan Copper & Gold, Inc. – Class B expires January 2012 6 contracts exercise price $26.50	(32)
General Dynamics Corp. expires January 2012 3 contracts exercise price $52.50	(21)
Goldcorp, Inc. (U.S. Shares) expires January 2012 5 contracts exercise price $37.00	(48)
Guess?, Inc. expires January 2012 8 contracts exercise price $25.00	(61)
Hewlett-Packard Co. expires January 2012 9 contracts exercise price $22.50	(93)
International Business Machines Corp. expires January 2012 1 contracts exercise price $155.00	(15)
McKesson Corp. expires January 2012 3 contracts exercise price $67.50	(52)
Medtronic, Inc. expires January 2012 6 contracts exercise price $31.00	(20)
Microsoft Corp. expires January 2012 15 contracts exercise price $25.00	(371)
Microsoft Corp. expires January 2012 9 contracts exercise price $22.50	(27)
Mosaic Co. expires January 2012 4 contracts exercise price $40.00	(48)
Noble Energy, Inc. expires January 2012 2 contracts exercise price $77.50	(29)
Norfolk Southern Corp. expires January 2012 3 contracts exercise price $60.00	(4)
Occidental Petroleum Corp. expires January 2012 2 contracts exercise price $77.50	(47)
Oracle Corp. expires January 2012 9 contracts exercise price $22.50	(68)
Patterson Cos., Inc. expires January 2012 8 contracts exercise price $26.00	(108)
PepsiCo, Inc. expires January 2012 3 contracts exercise price $60.00	(22)
Schlumberger, Ltd. (U.S. Shares) expires January 2012 3 contracts exercise price $55.00	(41)
Staples, Inc. expires January 2012 16 contracts exercise price $12.50	(119)
Stryker Corp. expires January 2012 5 contracts exercise price $43.00	(58)
Teva Pharmaceutical S.P. (ADR) expires January 2012 5 contracts exercise price $35.00	(40)

See Notes to Schedules of Investments and Financial Statements.

62 | DECEMBER 31, 2011

Schedule of Investments (unaudited)

As of December 31, 2011

Value

Schedule of Written Options – Puts – (continued)
Tidewater, Inc. expires January 2012 5 contracts exercise price $40.00	$(33)
Total S.A. (ADR) expires January 2012 5 contracts exercise price $42.50	(26)
Tyco International, Ltd. (U.S. Shares) expires January 2012 5 contracts exercise price $41.00	(26)
Union Pacific Corp. expires January 2012 2 contracts exercise price $85.00	(27)
Walgreen Co. expires January 2012 7 contracts exercise price $29.00	(77)
Wells Fargo & Co. expires January 2012 8 contracts exercise price $21.00	(29)

Total Written Options – Puts (premiums received $4,478 )	$(1,982)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 63

Statements of Assets and Liabilities

As of December 31, 2011 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Assets:
Investments at cost	$128,209	$12,204,974	$53,611	$2,836,690	$40,510
Unaffiliated investments at value	$118,951	$11,166,474	$38,037	$2,146,085	$39,610
Affiliated investments at value	–	531,535	–	263,133	1,162
Repurchase agreements(1)	13,281	1,182,955	16,700	413,408	–
Cash	–	868	215	1,849	25
Cash denominated in foreign currency(2)	–	–	–	–	1
Restricted cash (Note 1)	–	1,500	–	–	–
Receivables:
Investments sold	563	62,944	–	26,048	148
Fund shares sold	188	12,527	197	2,207	87
Dividends	304	24,516	24	2,290	78
Foreign dividend tax reclaim	–	756	–	–	4
Interest	–	6	–	–	175
Non-interested Trustees’ deferred compensation	4	380	2	84	1
Other assets	3	229	79	46	–
Total Assets	133,294	12,984,690	55,254	2,855,150	41,291
Liabilities:
Payables:
Options written, at value(3)	–	3,000	–	–	8
Due to custodian	37	–	–	–	–
Investments purchased	516	52,472	2,679	9,695	179
Fund shares repurchased	187	47,692	–	25,776	17
Dividends	–	2	–	43	5
Advisory fees	77	5,594	–	1,956	2
Fund administration fees	1	110	–	24	–
Administrative services fees	3	1,690	–	300	3
Distribution fees and shareholder servicing fees	2	649	–	89	6
Administrative, networking and omnibus fees	1	173	–	19	2
Non-interested Trustees’ fees and expenses	–	113	–	22	–
Non-interested Trustees’ deferred compensation fees	4	380	2	84	1
Accrued expenses and other payables	13	875	2	269	26
Total Liabilities	841	112,750	2,683	38,277	249
Net Assets	$132,453	$12,871,940	$52,571	$2,816,873	$41,042

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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65

Statements of Assets and Liabilities  (continued)

As of December 31, 2011 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$128,933	$12,267,910	$51,439	$2,780,322	$40,735
Undistributed net investment income*	80	30,946	6	13,953	17
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(582)	(102,940)	–	36,667	27
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,022	676,024	1,126	(14,069)	263
Total Net Assets	$132,453	$12,871,940	$52,571	$2,816,873	$41,042
Net Assets - Class A Shares	$2,547	$1,144,604	$10	$166,353	$4,629
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	202	56,702	1	8,183	443
Net Asset Value Per Share(4)	$12.62	$20.19	$10.22	$20.33	$10.46
Maximum Offering Price Per Share(5)	$13.39	$21.42	$10.84	$21.57	$11.10
Net Assets - Class C Shares	$1,925	$210,509	$10	$24,128	$4,516
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	154	10,483	1	1,208	432
Net Asset Value Per Share(4)	$12.52	$20.08	$10.22	$19.97	$10.46
Net Assets - Class D Shares	$15,559	$829,042	$411	$74,757	$15,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,238	41,055	40	3,669	1,515
Net Asset Value Per Share	$12.56	$20.19	$10.23	$20.37	$10.46
Net Assets - Class I Shares	$109,518	$3,151,592	$51,920	$1,159,234	$7,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,703	156,158	5,078	56,823	751
Net Asset Value Per Share	$12.58	$20.18	$10.22	$20.40	$10.46
Net Assets - Class L Shares	N/A	$51,701	N/A	$279,756	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	2,540	N/A	13,513	N/A
Net Asset Value Per Share	N/A	$20.35	N/A	$20.70	N/A
Net Assets - Class R Shares	N/A	$150,281	N/A	$33,713	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	7,458	N/A	1,673	N/A
Net Asset Value Per Share	N/A	$20.15	N/A	$20.15	N/A
Net Assets - Class S Shares	$648	$772,281	$10	$91,325	$3,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51	38,295	1	4,502	359
Net Asset Value Per Share	$12.59	$20.17	$10.22	$20.28	$10.46
Net Assets - Class T Shares	$2,256	$6,561,930	$210	$987,607	$4,438
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	180	324,919	21	48,498	424
Net Asset Value Per Share	$12.55	$20.20	$10.22	$20.36	$10.46

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $13,281,000, $1,182,955,000, $16,700,000 and $413,408,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, respectively.
(2)	Includes cost of $768 for Perkins Value Plus Income Fund.
(3)	Includes premiums of $3,058,700 and $9,243 on written options for Perkins Mid Cap Value Fund and Perkins Value Plus Income Fund, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

66 | DECEMBER 31, 2011

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67

Statements of Operations

For the six-month period ended December 31, 2011 (unaudited)
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund(1)	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Investment Income:
Interest	$3	$319	$1	$100	$339
Dividends	1,441	124,797	24	27,073	410
Dividends from affiliates	–	7,792	–	2,836	–
Fee income	–	–	–	–	–
Foreign tax withheld	(5)	(384)	–	–	(9)
Total Investment Income	1,439	132,524	25	30,009	740
Expenses:
Advisory fees	434	38,774	13	12,341	115
Shareholder reports expense	3	1,601	1	305	1
Transfer agent fees and expenses	3	285	–	48	2
Registration fees	40	207	13	141	75
Custodian fees	3	48	1	11	3
Professional fees	27	84	3	40	19
Non-interested Trustees’ fees and expenses	1	188	–	42	–
Fund administration fees	6	664	–	148	2
Administrative services fees - Class D Shares	9	508	–	46	8
Administrative services fees - Class L Shares	N/A	70	N/A	331	N/A
Administrative services fees - Class R Shares	N/A	194	N/A	43	N/A
Administrative services fees - Class S Shares	1	975	–	118	4
Administrative services fees - Class T Shares	3	8,578	–	1,337	6
Distribution fees and shareholder servicing fees - Class A Shares	3	1,513	–	234	6
Distribution fees and shareholder servicing fees - Class C Shares	10	1,087	–	128	21
Distribution fees and shareholder servicing fees - Class R Shares	N/A	387	N/A	85	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1	975	–	118	5
Administrative, networking and omnibus fees - Class A Shares	1	1,257	–	187	1
Administrative, networking and omnibus fees - Class C Shares	1	151	–	30	1
Administrative, networking and omnibus fees - Class I Shares	6	1,508	–	523	1
Other expenses	7	294	1	64	12
Non-recurring costs (Note 4)	N/A	1	N/A	1	N/A
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	(1)	N/A	(1)	N/A
Total Expenses	559	59,348	32	16,320	282
Expense and Fee Offset	–	(17)	–	(3)	–
Net Expenses	559	59,331	32	16,317	282
Less: Excess Expense Reimbursement	–	(236)	(13)	(350)	(87)
Net Expenses after Expense Reimbursement	559	59,095	19	15,967	195
Net Investment Income	880	73,429	6	14,042	545
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	1,723	377,419	–	76,946(3)	130
Net realized gain from written options contracts	–	2,468	–	–	46
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,329)	(1,506,353)	1,125	(336,055)	(1,124)
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(14,848)	–	–	(2)
Net Gain/(Loss) on Investments	(7,606)	(1,141,314)	1,125	(259,109)	(950)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,726)	$(1,067,885)	$1,131	$(245,067)	$(405)

(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.
(3)	Includes $178,147 of realized losses resulting from a redemption-in-kind during the six-month period ended December 31, 2011 for Perkins Small Cap Value Fund.

See Notes to Financial Statements.

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69

Statements of Changes in Net Assets

	Perkins Large Cap		Perkins Mid Cap			Perkins Small Cap		Perkins Value Plus
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Value Fund		Value Fund		Perkins Select Value Fund	Value Fund		Income Fund
(all numbers in thousands)	2011	2011	2011	2011	2011(1)	2011	2011	2011	2011(2)

Operations:
Net investment income	$880	$1,464	$73,429	$138,373	$6	$14,042	$15,197	$545	$808
Net realized gain from investment and foreign currency transactions(3)(4)	1,723	5,434	379,887	1,204,526	–	76,946	361,248	176	1,352
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,329)	14,292	(1,521,201)	1,630,190	1,125	(336,055)	239,642	(1,126)	1,388
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,726)	21,190	(1,067,885)	2,973,089	1,131	(245,067)	616,087	(405)	3,548
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(28)	(2)	(6,645)	(7,649)	–	(135)	(825)	(82)	(92)
Class C Shares	–	(4)	–	(42)	–	–	(20)	(56)	(60)
Class D Shares	(192)	(42)	(7,689)	(7,218)	–	(258)	(324)	(247)	(199)
Class I Shares	(1,399)	(822)	(30,539)	(25,831)	–	(5,171)	(5,252)	(143)	(151)
Class L Shares	N/A	N/A	(538)	(566)	N/A	(1,368)	(2,079)	N/A	N/A
Class R Shares	N/A	N/A	(423)	(569)	N/A	–	(95)	N/A	N/A
Class S Shares	(5)	(4)	(4,413)	(4,198)	–	(53)	(266)	(59)	(74)
Class T Shares	(25)	(9)	(52,212)	(54,317)	–	(1,998)	(4,598)	(79)	(94)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(133)	(20)	(85,970)	–	–	(20,201)	(4,904)	(169)	(15)
Class C Shares	(93)	(47)	(15,894)	–	–	(2,976)	(742)	(154)	(15)
Class D Shares	(823)	(100)	(61,779)	–	–	(8,954)	(2,118)	(523)	(27)
Class I Shares	(5,521)	(2,000)	(236,480)	–	–	(143,900)	(27,280)	(267)	(22)
Class L Shares	N/A	N/A	(4,013)	–	N/A	(33,189)	(11,495)	N/A	N/A
Class R Shares	N/A	N/A	(11,285)	–	N/A	(4,083)	(698)	N/A	N/A
Class S Shares	(33)	(16)	(58,382)	–	–	(10,947)	(2,120)	(128)	(15)
Class T Shares	(115)	(24)	(493,500)	–	–	(119,912)	(31,971)	(151)	(15)
Net Decrease from Dividends and Distributions	(8,367)	(3,090)	(1,069,762)	(100,390)	–	(353,145)	(94,787)	(2,058)	(779)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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71

Statements of Changes in Net Assets  (continued)

	Perkins Large Cap		Perkins Mid Cap			Perkins Small Cap		Perkins Value Plus
For the six-month period ended December 31, 2011 (unaudited) and the fiscal year ended June 30, 2011	Value Fund		Value Fund		Perkins Select Value Fund	Value Fund		Income Fund
(all numbers in thousands)	2011	2011	2011	2011	2011(1)	2011	2011	2011	2011(2)

Capital Share Transactions:
Shares Sold
Class A Shares	802	1,727	148,432	446,748	10	31,757	173,179	274	4,354
Class C Shares	454	1,913	20,730	74,751	10	1,372	5,291	501	3,741
Class D Shares	4,788	14,590	17,129	69,912	407	2,206	9,111	4,962	12,476
Class I Shares	10,891	33,001	482,006	1,268,213	50,793	168,649	927,157	306	7,470
Class L Shares	N/A	N/A	2,357	10,698	N/A	9,333	47,140	N/A	N/A
Class R Shares	N/A	N/A	26,740	81,716	N/A	4,936	33,179	N/A	N/A
Class S Shares	–	15	131,629	363,240	10	11,820	63,070	–	3,333
Class T Shares	499	1,691	507,313	1,629,048	210	55,279	400,700	335	4,617
Reinvested Dividends and Distributions
Class A Shares	127	21	79,405	6,592	–	14,050	4,373	251	108
Class C Shares	71	40	11,148	29	–	2,259	577	202	75
Class D Shares	1,007	141	67,869	7,020	–	9,022	2,393	687	201
Class I Shares	6,768	2,704	229,324	20,679	–	115,330	22,565	408	171
Class L Shares	N/A	N/A	4,188	515	N/A	33,165	13,145	N/A	N/A
Class R Shares	N/A	N/A	10,523	496	N/A	3,469	609	N/A	N/A
Class S Shares	38	20	62,682	4,187	–	10,999	2,386	187	89
Class T Shares	140	33	526,578	52,353	–	119,251	35,829	229	109
Shares Repurchased(5)
Class A Shares	(364)	(1,324)	(248,047)	(357,161)	–	(64,999)	(67,765)	(453)	(2)
Class C Shares	(1,079)	(831)	(29,034)	(42,925)	–	(3,671)	(8,004)	(49)	(76)
Class D Shares	(3,501)	(3,008)	(56,413)	(126,143)	–	(7,460)	(17,688)	(1,600)	(677)
Class I Shares	(8,076)	(8,971)	(438,720)	(710,167)	–	(201,229)	(334,568)	(229)	(350)
Class L Shares	N/A	N/A	(9,299)	(24,114)	N/A	(30,255)	(475,827)	N/A	N/A
Class R Shares	N/A	N/A	(33,125)	(44,791)	N/A	(6,147)	(22,099)	N/A	N/A
Class S Shares	–	(60)	(131,941)	(253,868)	–	(19,334)	(22,837)	–	–
Class T Shares	(338)	(309)	(1,160,989)	(2,325,371)	–	(228,810)	(393,596)	(820)	(94)
Net Increase from Capital Share Transactions	12,227	41,393	220,485	151,657	51,440	30,992	398,320	5,191	35,545
Net Increase/(Decrease) in Net Assets	(2,866)	59,493	(1,917,162)	3,024,356	52,571	(567,220)	919,620	2,728	38,314
Net Assets:
Beginning of period	135,319	75,826	14,789,102	11,764,746	–	3,384,093	2,464,473	38,314	–
End of period	$132,453	$135,319	$12,871,940	$14,789,102	$52,571	$2,816,873	$3,384,093	$41,042	$38,314

Undistributed Net Investment Income*	$80	$849	$30,946	$59,976	$6	$13,953	$8,895	$17	$138

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from July 30, 2010 (inception date) through June 30, 2011.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.
(5)	During the six-month period ended December 31, 2011, Perkins Small Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $15,940,516 and $2,270,372, respectively, at the date of redemption.

See Notes to Financial Statements.

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73

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Perkins Large Cap Value Fund
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.21	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.13	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	(.81)	2.87	.44	1.11
Total from Investment Operations	(.77)	3.00	.47	1.16
Less Distributions:
Dividends (from net investment income)*	(.14)	(.03)	(.03)	(.02)
Distributions (from capital gains)*	(.68)	(.32)	(.02)	–
Total Distributions	(.82)	(.35)	(.05)	(.02)
Net Asset Value, End of Period	$12.62	$14.21	$11.56	$11.14
Total Return**	(5.40)%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$2,547	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$2,293	$1,237	$1,514	$530
Ratio of Gross Expenses to Average Net Assets***(3)	1.13%	1.18%	1.29%	1.23%
Ratio of Net Expenses to Average Net Assets***(3)	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.12%	1.40%	0.48%	1.19%
Portfolio Turnover Rate***	47%	43%	35%	57%

Class A Shares

For a share outstanding during the six-month period ended December 31,
2011 (unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal	Perkins Mid Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.66	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.11	.19	.04	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(1.82)	4.57	.36	2.60
Total from Investment Operations	(1.71)	4.76	.40	2.59
Less Distributions:
Dividends (from net investment income)*	(.13)	(.14)	(.02)	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.76)	(.14)	(.02)	–
Net Asset Value, End of Period	$20.19	$23.66	$19.04	$18.66
Total Return**	(7.24)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$1,144,604	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$1,204,096	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses to Average Net Assets***(3)	1.06%	1.17%	1.17%	1.22%
Ratio of Net Expenses to Average Net Assets***(3)	1.06%	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	0.93%	0.82%	0.33%	0.35%
Portfolio Turnover Rate***	56%	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

74 | DECEMBER 31, 2011

Class A Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal year
ended June 30, 2011, the eight-month fiscal period
ended June 30, 2010 and the fiscal period ended	Perkins Select Value Fund	Perkins Small Cap Value Fund
October 31, 2009	2011(1)	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$24.89	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	–	.07	–	.09	(.07)
Net gain/(loss) on investments (both realized and unrealized)	.22	(1.85)	4.68	1.35	3.08
Total from Investment Operations	.22	(1.78)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	–	(.02)	(.10)	–	–
Distributions (from capital gains)*	–	(2.76)	(.61)	–	–
Total Distributions	–	(2.78)	(.71)	–	–
Net Asset Value, End of Period	$10.22	$20.33	$24.89	$20.92	$19.48
Total Return**	2.20%	(7.23)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$10	$166,353	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$10	$185,873	$181,662	$52,788	$13,537
Ratio of Gross Expenses to Average Net Assets***(4)	1.21%	1.32%	1.25%	1.21%	0.97%
Ratio of Net Expenses to Average Net Assets***(4)	1.21%	1.32%	1.25%	1.21%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.68%	0.23%	0.06%	0.62%
Portfolio Turnover Rate***	0%	62%	64%	59%	85%

Class A Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2011	Income Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(5)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.29
Net gain/(loss) on investments (both realized and unrealized)	(.29)	1.14
Total from Investment Operations	(.14)	1.43
Less Distributions:
Dividends (from net investment income)*	(.18)	(.24)
Distributions (from capital gains)*	(.37)	(.04)
Total Distributions	(.55)	(.28)
Net Asset Value, End of Period	$10.46	$11.15
Total Return**	(1.18)%	14.49%
Net Assets, End of Period (in thousands)	$4,629	$4,861
Average Net Assets for the Period (in thousands)	$4,780	$3,951
Ratio of Gross Expenses to Average Net Assets***(4)	1.01%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	1.01%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.83%	3.05%
Portfolio Turnover Rate***	107%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 75

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.00	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	(.03)	.02
Net gain/(loss) on investments (both realized and unrealized)	(.82)	2.82	.42	1.09
Total from Investment Operations	(.80)	2.87	.39	1.11
Less Distributions:
Dividends (from net investment income)*	–	(.03)	–	–
Distributions (from capital gains)*	(.68)	(.32)	(.02)	–
Total Distributions	(.68)	(.35)	(.02)	–
Net Asset Value, End of Period	$12.52	$14.00	$11.48	$11.11
Total Return**	(5.71)%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$1,925	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$1,970	$2,070	$929	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.96%	1.96%	2.04%	1.98%
Ratio of Net Expenses to Average Net Assets***(3)	1.96%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.24%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate***	47%	43%	35%	57%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Mid Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.50	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	.02	.04	(.04)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(1.81)	4.53	.35	2.60
Total from Investment Operations	(1.79)	4.57	.31	2.55
Less Distributions:
Dividends (from net investment income)*	–	–(6)	–	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.63)	–	–	–
Net Asset Value, End of Period	$20.08	$23.50	$18.93	$18.62
Total Return**	(7.61)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$210,509	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$216,308	$211,474	$155,180	$107,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.77%	1.87%	1.91%	1.97%
Ratio of Net Expenses to Average Net Assets***(3)	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate***	56%	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

76 | DECEMBER 31, 2011

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2011 (unaudited), the fiscal year ended
June 30, 2011, the eight-month fiscal period ended
June 30, 2010 and the fiscal period ended October 31,	Perkins Select Value Fund	Perkins Small Cap Value Fund
2009	2011(1)	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$24.57	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	–	–	(.18)	.05	(.10)
Net gain/(loss) on investments (both realized and unrealized)	.22	(1.84)	4.63	1.27	3.06
Total from Investment Operations	.22	(1.84)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–
Distributions (from capital gains)*	–	(2.76)	(.61)	–	–
Total Distributions	–	(2.76)	(.63)	–	–
Net Asset Value, End of Period	$10.22	$19.97	$24.57	$20.75	$19.43
Total Return**	2.20%	(7.55)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$10	$24,128	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$10	$25,484	$29,169	$16,540	$3,739
Ratio of Gross Expenses to Average Net Assets***(4)	1.95%	2.07%	2.05%	1.96%	1.95%
Ratio of Net Expenses to Average Net Assets***(4)	1.95%	2.07%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.92)%	(0.06)%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate***	0%	62%	64%	59%	85%

Class C Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2011	Income Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(5)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.22
Net gain/(loss) on investments (both realized and unrealized)	(.29)	1.14
Total from Investment Operations	(.18)	1.36
Less Distributions:
Dividends (from net investment income)*	(.14)	(.17)
Distributions (from capital gains)*	(.37)	(.04)
Total Distributions	(.51)	(.21)
Net Asset Value, End of Period	$10.46	$11.15
Total Return**	(1.56)%	13.74%
Net Assets, End of Period (in thousands)	$4,516	$4,128
Average Net Assets for the Period (in thousands)	$4,119	$3,701
Ratio of Gross Expenses to Average Net Assets***(4)	1.76%	1.69%
Ratio of Net Expenses to Average Net Assets***(4)	1.76%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.10%	2.27%
Portfolio Turnover Rate***	107%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 77

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011	Perkins Large Cap Value Fund
(unaudited) and each fiscal year or period ended June 30	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$14.15	$11.58	$12.15
Income from Investment Operations:
Net investment income	.07	.18	.02
Net gain/(loss) on investments (both realized and unrealized)	(.82)	2.85	(.59)
Total from Investment Operations	(.75)	3.03	(.57)
Less Distributions:
Dividends (from net investment income)*	(.16)	(.14)	–
Distributions (from capital gains)*	(.68)	(.32)	–
Total Distributions	(.84)	(.46)	–
Net Asset Value, End of Period	$12.56	$14.15	$11.58
Total Return**	(5.30)%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$15,559	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$14,849	$7,705	$1,548
Ratio of Gross Expenses to Average Net Assets***(2)	0.95%	0.92%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.29%	1.26%	0.70%
Portfolio Turnover Rate***	47%	43%	35%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2011	Perkins Mid Cap Value Fund
(unaudited) and each fiscal year or period ended June 30	2011	2011	2010(1)

Net Asset Value, Beginning of Period	$23.71	$19.06	$19.52
Income from Investment Operations:
Net investment income	.14	.26	.04
Net gain/(loss) on investments (both realized and unrealized)	(1.83)	4.57	(.50)
Total from Investment Operations	(1.69)	4.83	(.46)
Less Distributions:
Dividends (from net investment income)*	(.20)	(.18)	–
Distributions (from capital gains)*	(1.63)	–	–
Total Distributions	(1.83)	(.18)	–
Net Asset Value, End of Period	$20.19	$23.71	$19.06
Total Return**	(7.11)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$829,042	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$841,193	$896,522	$868,198
Ratio of Gross Expenses to Average Net Assets***(2)	0.77%	0.88%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.77%	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.23%	1.14%	0.49%
Portfolio Turnover Rate***	56%	66%	66%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

78 | DECEMBER 31, 2011

Class D Shares

For a share outstanding during the six-month period ended		Perkins Small Cap
December 31, 2011 (unaudited), the fiscal year ended June 30, 2011	Perkins Select Value Fund	Value Fund
and the fiscal period ended June 30, 2010	2011(1)	2011	2011	2010(2)

Net Asset Value, Beginning of Period	$10.00	$24.96	$20.92	$20.79
Income from Investment Operations:
Net investment income	–	.11	.09	.07
Net gain/(loss) on investments (both realized and unrealized)	.23	(1.86)	4.65	.06
Total from Investment Operations	.23	(1.75)	4.74	.13
Less Distributions:
Dividends (from net investment income)*	–	(.08)	(.09)	–
Distributions (from capital gains)*	–	(2.76)	(.61)	–
Total Distributions	–	(2.84)	(.70)	–
Net Asset Value, End of Period	$10.23	$20.37	$24.96	$20.92
Total Return**	2.30%	(7.08)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$411	$74,757	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$164	$75,981	$84,313	$74,758
Ratio of Gross Expenses to Average Net Assets***(3)	1.44%	1.03%	0.99%	0.98%
Ratio of Net Expenses to Average Net Assets***(3)	1.44%	1.03%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.47%	0.99%	0.54%	0.12%
Portfolio Turnover Rate***	0%	62%	64%	59%

Class D Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2011	Income Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(4)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	.15	.29
Net gain/(loss) on investments (both realized and unrealized)	(.28)	1.16
Total from Investment Operations	(.13)	1.45
Less Distributions:
Dividends (from net investment income)*	(.19)	(.26)
Distributions (from capital gains)*	(.37)	(.04)
Total Distributions	(.56)	(.30)
Net Asset Value, End of Period	$10.46	$11.15
Total Return**	(1.11)%	14.62%
Net Assets, End of Period (in thousands)	$15,845	$12,627
Average Net Assets for the Period (in thousands)	$13,336	$7,656
Ratio of Gross Expenses to Average Net Assets***(3)	0.87%	0.79%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%	0.79%
Ratio of Net Investment Income to Average Net Assets***	3.00%	3.33%
Portfolio Turnover Rate***	107%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 79

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.17	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	.09	.19	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	(.83)	2.85	.43	1.13
Total from Investment Operations	(.74)	3.04	.50	1.17
Less Distributions:
Dividends (from net investment income)*	(.17)	(.13)	(.04)	(.03)
Distributions (from capital gains)*	(.68)	(.32)	(.02)	–
Total Distributions	(.85)	(.45)	(.06)	(.03)
Net Asset Value, End of Period	$12.58	$14.17	$11.58	$11.14
Total Return**	(5.20)%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$109,518	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$106,237	$91,088	$53,625	$17,284
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	0.84%	1.04%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	0.83%	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.41%	1.45%	0.76%	1.36%
Portfolio Turnover Rate***	47%	43%	35%	57%

Class I Shares

For a share outstanding during the six-month period ended December 31,
2011 (unaudited), the fiscal year ended June 30, 2011, the eight-month
fiscal period ended June 30, 2010 and the fiscal period ended October 31,	Perkins Mid Cap Value Fund
2009	2011	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.71	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	.14	.25	.08	.01
Net gain/(loss) on investments (both realized and unrealized)	(1.83)	4.59	.37	2.60
Total from Investment Operations	(1.69)	4.84	.45	2.61
Less Distributions:
Dividends (from net investment income)*	(.21)	(.20)	(.06)	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.84)	(.20)	(.06)	–
Net Asset Value, End of Period	$20.18	$23.71	$19.07	$18.68
Total Return**	(7.12)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$3,151,592	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$3,133,061	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses to Average Net Assets***(3)	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate***	56%	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

80 | DECEMBER 31, 2011

Class I Shares

For a share outstanding during the six-month
period ended December 31, 2011 (unaudited),
the fiscal year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010 and the	Perkins Select Value Fund	Perkins Small Cap Value Fund
fiscal period ended October 31, 2009	2011(1)	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$25.01	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	–	.12	.04	.11	(.02)
Net gain/(loss) on investments (both realized and unrealized)	.22	(1.87)	4.73	1.37	3.04
Total from Investment Operations	.22	(1.75)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	–	(.10)	(.12)	–	–
Distributions (from capital gains)*	–	(2.76)	(.61)	–	–
Total Distributions	–	(2.86)	(.73)	–	–
Net Asset Value, End of Period	$10.22	$20.40	$25.01	$20.97	$19.49
Total Return**	2.20%	(7.07)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$51,920	$1,159,234	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$39,039	$1,186,492	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses to Average Net Assets***(4)	1.02%	0.97%	0.93%	0.85%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	1.02%	0.97%	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.33%	1.06%	0.55%	0.52%	0.80%
Portfolio Turnover Rate***	0%	62%	64%	59%	85%

Class I Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2011 (unaudited) and the fiscal	Income Fund
period ended June 30, 2011	2011	2011(5)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income/(loss)	.16	.30
Net gain/(loss) on investments (both realized and unrealized)	(.28)	1.15
Total from Investment Operations	(.12)	1.45
Less Distributions:
Dividends (from net investment income)*	(.20)	(.26)
Distributions (from capital gains)*	(.37)	(.04)
Total Distributions	(.57)	(.30)
Net Asset Value, End of Period	$10.46	$11.15
Total Return**	(1.06)%	14.66%
Net Assets, End of Period (in thousands)	$7,856	$7,860
Average Net Assets for the Period (in thousands)	$7,717	$6,004
Ratio of Gross Expenses to Average Net Assets***(4)	0.78%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets***	3.06%	3.27%
Portfolio Turnover Rate***	107%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 81

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal year
ended June 30, 2011, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Perkins Mid Cap Value Fund
October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$23.90	$19.18	$18.79	$16.75	$26.69	$24.99	$23.34
Income from Investment Operations:
Net investment income	.26	.73	1.72	.23	.49	.39	.39
Net gain/(loss) on investments (both realized and unrealized)	(1.96)	4.18	(1.28)	2.93	(7.31)	3.28	3.37
Total from Investment Operations	(1.70)	4.91	.44	3.16	(6.82)	3.67	3.76
Less Distributions:
Dividends (from net investment income)*	(.22)	(.19)	(.05)	(.33)	(.39)	(.35)	(.28)
Distributions (from capital gains)*	(1.63)	–	–	(.79)	(2.73)	(1.62)	(1.83)
Total Distributions	(1.85)	(.19)	(.05)	(1.12)	(3.12)	(1.97)	(2.11)
Net Asset Value, End of Period	$20.35	$23.90	$19.18	$18.79	$16.75	$26.69	$24.99
Total Return**	(7.11)%	25.66%	2.36%	20.67%	(28.49)%	15.49%	17.08%
Net Assets, End of Period (in thousands)	$51,701	$63,549	$61,880	$350,003	$365,505	$885,293	$1,068,045
Average Net Assets for the Period (in thousands)	$56,064	$66,281	$347,623	$298,741	$759,342	$1,043,566	$921,447
Ratio of Gross Expenses to Average Net Assets***(2)	0.76%	0.74%	0.76%	0.87%	0.84%	0.77%	0.78%
Ratio of Net Expenses to Average Net Assets***(2)	0.76%	0.74%	0.76%	0.87%	0.84%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.23%	1.32%	0.85%	1.11%	1.76%	1.60%	1.79%
Portfolio Turnover Rate***	56%	66%	66%	88%	103%	95%	95%

Class L Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal year
ended June 30, 2011, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Perkins Small Cap Value Fund
October 31	2011	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$25.34	$21.21	$19.72	$18.24	$28.20	$30.54	$31.38
Income from Investment Operations:
Net investment income	.10	.51	.18	.09	.33	.38	.54
Net gain/(loss) on investments (both realized and unrealized)	(1.87)	4.34	1.31	3.45	(5.86)	2.61	3.43
Total from Investment Operations	(1.77)	4.85	1.49	3.54	(5.53)	2.99	3.97
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.11)	–	(.38)	(.35)	(.50)	(.36)
Distributions (from capital gains)*	(2.76)	(.61)	–	(1.62)	(4.08)	(4.83)	(4.45)
Return of capital	N/A	N/A	N/A	(.06)	N/A	N/A	N/A
Total Distributions and Other	(2.87)	(.72)	–	(2.06)	(4.43)	(5.33)	(4.81)
Net Asset Value, End of Period	$20.70	$25.34	$21.21	$19.72	$18.24	$28.20	$30.54
Total Return**	(7.04)%	23.03%	7.56%	23.12%	(22.39)%	11.06%	13.93%
Net Assets, End of Period (in thousands)	$279,756	$325,503	$657,562	$706,873	$563,464	$771,789	$923,755
Average Net Assets for the Period (in thousands)	$288,030	$419,652	$706,615	$613,826	$664,935	$831,092	$1,092,751
Ratio of Gross Expenses to Average Net Assets***(2)	0.88%	0.84%	0.83%	0.85%	0.82%	0.80%	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.88%	0.84%	0.83%	0.85%	0.81%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets***	1.14%	0.76%	0.70%	1.28%	1.65%	1.34%	1.51%
Portfolio Turnover Rate***	62%	64%	59%	85%	112%	59%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

82 | DECEMBER 31, 2011

Class R Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Mid Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.59	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	.07	.12	–	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(1.82)	4.56	.36	2.60
Total from Investment Operations	(1.75)	4.68	.36	2.57
Less Distributions:
Dividends (from net investment income)*	(.06)	(.09)	–	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.69)	(.09)	–	–
Net Asset Value, End of Period	$20.15	$23.59	$19.00	$18.64
Total Return**	(7.41)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$150,281	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$154,051	$146,674	$94,163	$64,070
Ratio of Gross Expenses to Average Net Assets***(3)	1.38%	1.49%	1.52%	1.53%
Ratio of Net Expenses to Average Net Assets***(3)	1.38%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate***	56%	66%	66%	88%

Class R Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period ended	Perkins Small Cap Value Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.71	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	.05	(.04)	.11	(.12)
Net gain/(loss) on investments (both realized and unrealized)	(1.85)	4.61	1.26	3.11
Total from Investment Operations	(1.80)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	–	(.08)	–	–
Distributions (from capital gains)*	(2.76)	(.61)	–	–
Total Distributions	(2.76)	(.69)	–	–
Net Asset Value, End of Period	$20.15	$24.71	$20.83	$19.46
Total Return**	(7.35)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$33,713	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$33,989	$32,917	$8,368	$3,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.63%	1.60%	1.57%	1.54%
Ratio of Net Expenses to Average Net Assets***(3)	1.63%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate***	62%	64%	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 83

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Perkins Large Cap Value Fund
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.15	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.14	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	(.83)	2.84	.42	1.10
Total from Investment Operations	(.78)	2.98	.45	1.14
Less Distributions:
Dividends (from net investment income)*	(.10)	(.07)	–	(.01)
Distributions (from capital gains)*	(.68)	(.32)	(.02)	–
Total Distributions	(.78)	(.39)	(.02)	(.01)
Net Asset Value, End of Period	$12.59	$14.15	$11.56	$11.13
Total Return**	(5.49)%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$648	$685	$580	$557
Average Net Assets for the Period (in thousands)	$632	$685	$616	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.31%	1.34%	1.53%	1.48%
Ratio of Net Expenses to Average Net Assets***(3)	1.31%	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.91%	0.97%	0.28%	0.98%
Portfolio Turnover Rate***	47%	43%	35%	57%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Mid Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.64	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.09	.17	.03	(.02)
Net gain/(loss) on investments (both realized and unrealized)	(1.81)	4.56	.36	2.61
Total from Investment Operations	(1.72)	4.73	.39	2.59
Less Distributions:
Dividends (from net investment income)*	(.12)	(.12)	(.02)	–
Distributions (from capital gains)*	(1.63)	–	–	–
Total Distributions	(1.75)	(.12)	(.02)	–
Net Asset Value, End of Period	$20.17	$23.64	$19.03	$18.66
Total Return**	(7.25)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$772,281	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$775,484	$742,692	$559,518	$397,613
Ratio of Gross Expenses to Average Net Assets***(3)	1.13%	1.24%	1.27%	1.28%
Ratio of Net Expenses to Average Net Assets***(3)	1.13%	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	0.87%	0.74%	0.22%	0.28%
Portfolio Turnover Rate***	56%	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

84 | DECEMBER 31, 2011

Class S Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal year
ended June 30, 2011, the eight-month fiscal period
ended June 30, 2010 and the fiscal period ended	Perkins Select Value Fund	Perkins Small Cap Value Fund
October 31, 2009	2011(1)	2011	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$10.00	$24.84	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	–	.07	–	.11	(.10)
Net gain/(loss) on investments (both realized and unrealized)	.22	(1.86)	4.65	1.30	3.10
Total from Investment Operations	.22	(1.79)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	–	(.01)	(.08)	–	–
Distributions (from capital gains)*	–	(2.76)	(.61)	–	–
Total Distributions	–	(2.77)	(.69)	–	–
Net Asset Value, End of Period	$10.22	$20.28	$24.84	$20.88	$19.47
Total Return**	2.20%	(7.26)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$10	$91,325	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$10	$94,210	$83,981	$44,047	$24,792
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.38%	1.35%	1.32%	1.21%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.38%	1.35%	1.32%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	0.64%	0.14%	0.07%	0.46%
Portfolio Turnover Rate***	0%	62%	64%	59%	85%

Class S Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2011 (unaudited) and the fiscal	Income Fund
period ended June 30, 2011	2011	2011(5)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.27
Net gain/(loss) on investments (both realized and unrealized)	(.29)	1.14
Total from Investment Operations	(.15)	1.41
Less Distributions:
Dividends (from net investment income)*	(.17)	(.22)
Distributions (from capital gains)*	(.37)	(.04)
Total Distributions	(.54)	(.26)
Net Asset Value, End of Period	$10.46	$11.15
Total Return**	(1.31)%	14.24%
Net Assets, End of Period (in thousands)	$3,758	$3,808
Average Net Assets for the Period (in thousands)	$3,673	$3,596
Ratio of Gross Expenses to Average Net Assets***(4)	1.25%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.25%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.59%	2.75%
Portfolio Turnover Rate***	107%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 85

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2011
(unaudited), the fiscal year ended June 30, 2011, the eleven-month fiscal period ended	Perkins Large Cap Value Fund
June 30, 2010 and the fiscal period ended July 31, 2009	2011	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.13	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	.07	.17	.04	–
Net gain/(loss) on investments (both realized and unrealized)	(.83)	2.85	.44	.91
Total from Investment Operations	(.76)	3.02	.48	.91
Less Distributions:
Dividends (from net investment income)*	(.14)	(.13)	(.03)	–
Distributions (from capital gains)*	(.68)	(.32)	(.02)	–
Total Distributions	(.82)	(.45)	(.05)	–
Net Asset Value, End of Period	$12.55	$14.13	$11.56	$11.13
Total Return**	(5.34)%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$2,256	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$2,119	$1,402	$142	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.06%	1.05%	1.29%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)	1.06%	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.18%	1.16%	0.53%	1.39%
Portfolio Turnover Rate***	47%	43%	35%	57%

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2011 (unaudited),
the fiscal year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010 and	Perkins Mid Cap Value Fund
each fiscal year ended October 31	2011	2011	2010(4)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$23.70	$19.06	$18.67	$16.63	$26.56	$24.87	$23.24
Income from Investment Operations:
Net investment income	.13	.24	.06	.11	.29	.32	.37
Net gain/(loss) on investments (both realized and unrealized)	(1.83)	4.56	.37	2.97	(7.09)	3.30	3.33
Total from Investment Operations	(1.70)	4.80	.43	3.08	(6.80)	3.62	3.70
Less Distributions:
Dividends (from net investment income)*	(.17)	(.16)	(.04)	(.25)	(.40)	(.31)	(.24)
Distributions (from capital gains)*	(1.63)	–	–	(.79)	(2.73)	(1.62)	(1.83)
Total Distributions	(1.80)	(.16)	(.04)	(1.04)	(3.13)	(1.93)	(2.07)
Net Asset Value, End of Period	$20.20	$23.70	$19.06	$18.67	$16.63	$26.56	$24.87
Total Return**	(7.15)%	25.24%	2.27%	20.27%	(28.59)%	15.38%	16.88%
Net Assets, End of Period (in thousands)	$6,561,930	$7,796,637	$6,830,168	$7,321,160	$5,170,228	$5,892,209	$5,181,449
Average Net Assets for the Period (in thousands)	$6,825,043	$7,597,129	$7,518,444	$5,907,999	$6,009,064	$5,710,028	$4,806,698
Ratio of Gross Expenses to Average Net Assets***(3)	0.88%	0.99%	1.03%	1.11%	1.07%	0.86%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	0.88%	0.99%	1.03%	1.11%	1.06%	0.85%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.02%	0.49%	0.84%	1.47%	1.49%	1.69%
Portfolio Turnover Rate***	56%	66%	66%	88%	103%	95%	95%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

86 | DECEMBER 31, 2011

Class T Shares

Perkins Select Value Fund
For a share outstanding during the six-month period ended December 31, 2011 (unaudited)	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	–
Net gain/(loss) on investments (both realized and unrealized)	.22
Total from Investment Operations	.22
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.22
Total Return**	2.20%
Net Assets, End of Period (in thousands)	$210
Average Net Assets for the Period (in thousands)	$10
Ratio of Gross Expenses to Average Net Assets***(2)	1.22%
Ratio of Net Expenses to Average Net Assets***(2)	1.22%
Ratio of Net Investment Income to Average Net Assets***	3.65%
Portfolio Turnover Rate***	0%

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2011 (unaudited), the fiscal
year ended June 30, 2011, the eight-month fiscal
period ended June 30, 2010 and each fiscal year	Perkins Small Cap Value Fund
ended October 31	2011	2011	2010(3)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$24.93	$20.92	$19.47	$17.98	$27.90	$30.29	$31.16
Income from Investment Operations:
Net investment income	.10	.05	.12	.08	.32	.32	.39
Net gain/(loss) on investments (both realized and unrealized)	(1.86)	4.66	1.33	3.39	(5.83)	2.57	3.49
Total from Investment Operations	(1.76)	4.71	1.45	3.47	(5.51)	2.89	3.88
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.09)	–	(.31)	(.33)	(.45)	(.30)
Distributions (from capital gains)*	(2.76)	(.61)	–	(1.62)	(4.08)	(4.83)	(4.45)
Return of capital	N/A	N/A	N/A	(.05)	N/A	N/A	N/A
Total Distributions and Other	(2.81)	(.70)	–	(1.98)	(4.41)	(5.28)	(4.75)
Net Asset Value, End of Period	$20.36	$24.93	$20.92	$19.47	$17.98	$27.90	$30.29
Total Return**	(7.14)%	22.65%	7.45%	22.87%	(22.57)%	10.77%	13.71%
Net Assets, End of Period (in thousands)	$987,607	$1,257,481	$1,010,405	$659,087	$503,335	$813,857	$1,153,144
Average Net Assets for the Period (in thousands)	$1,063,610	$1,219,414	$936,037	$441,820	$662,033	$974,404	$1,259,565
Ratio of Gross Expenses to Average Net Assets***(2)	1.13%	1.10%	1.08%	1.11%	1.03%	1.01%	1.01%
Ratio of Net Expenses to Average Net Assets***(2)	1.13%	1.10%	1.08%	1.11%	1.03%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.88%	0.42%	0.35%	1.06%	1.44%	1.13%	1.26%
Portfolio Turnover Rate***	62%	64%	59%	85%	112%	59%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Value Funds | 87

Financial Highlights  (continued)

Class T Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2011	Income Fund
(unaudited) and the fiscal period ended June 30, 2011	2011	2011(1)

Net Asset Value, Beginning of Period	$11.15	$10.00
Income from Investment Operations:
Net investment income	.15	.29
Net gain/(loss) on investments (both realized and unrealized)	(.29)	1.14
Total from Investment Operations	(.14)	1.43
Less Distributions:
Dividends (from net investment income)*	(.18)	(.24)
Distributions (from capital gains)*	(.37)	(.04)
Total Distributions	(.55)	(.28)
Net Asset Value, End of Period	$10.46	$11.15
Total Return**	(1.18)%	14.49%
Net Assets, End of Period (in thousands)	$4,438	$5,030
Average Net Assets for the Period (in thousands)	$4,585	$4,002
Ratio of Gross Expenses to Average Net Assets***(2)	1.00%	0.94%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.82%	3.08%
Portfolio Turnover Rate***	107%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

88 | DECEMBER 31, 2011

Notes to Schedules of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	Made up of the Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index	Measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

Janus Value Funds | 89

Notes to Schedules of Investments (unaudited) (continued)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$2,898,177	7.1%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended December 31, 2011.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/11

Perkins Mid Cap Value Fund
Kaydon Corp.	79,049	$2,260,273	227,700	$8,339,446	$(113,898)	$700,270	$53,416,144
M.D.C. Holdings, Inc.	–	–	–	–	–	1,350,135	47,605,760
Potlatch Corp.	–	–	–	–	–	1,681,246	63,784,833
QLogic Corp.*,(1)	–	–	700,000	12,121,871	(2,251,118)	–	N/A
RadioShack Corp.	600,000	7,582,199	–	–	–	2,900,000	56,318,000
Tech Data Corp.*,(1)	–	–	850,000	35,818,175	2,017,662	–	N/A
URS Corp.*	456,000	15,347,444	356,000	16,124,694	(3,211,248)	–	161,552,000
Washington Federal, Inc.	–	–	–	–	–	1,160,000	81,142,000
WMS Industries, Inc.*	1,000,000	19,229,896	–	–	–	–	67,716,000

		$44,419,812		$72,404,186	$(3,558,602)	$7,791,651	$531,534,737

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/11

Perkins Small Cap Value Fund
Angiodynamics, Inc.*	–	$–	10,819	$153,476	$2,318	$–	$26,096,272
Callaway Golf Co.	298,791	1,606,745	23,791	177,710	(44,005)	80,750	23,087,750
Glacier Bancorp., Inc.	350,000	4,544,709	500,000	7,518,261	(2,030,610)	1,075,590	45,714,000
Glatfelter	615,864	7,931,993	15,864	184,708	43,099	252,000	39,536,000
Granite Construction, Inc.(1)	613,419	12,293,696	413,419	11,348,058	(1,579,299)	298,091	N/A
Harte-Hanks, Inc.(1)	–	–	571,559	7,190,264	(2,232,269)	262,389	N/A
Infinity Property & Casualty Corp.(1)	66,091	3,194,756	91,091	3,612,645	1,664,041	114,692	N/A
Kaydon Corp.	186,437	5,257,817	10,979	362,930	6,184	752,896	60,251,469
MarineMax, Inc.*	482,387	2,953,101	9,316	68,456	(5,200)	–	13,040,000
Monolithic Power Systems, Inc.*,(1)	300,000	3,843,135	303,489	4,855,568	(693,235)	–	N/A
Navigators Group, Inc.*	–	–	300,000	14,307,280	(570,705)	–	42,912,000
PetroQuest Energy, Inc.*,(1)	300,000	1,923,521	1,300,000	11,078,478	(1,347,974)	–	N/A
Sterling Construction Co., Inc.*	–	–	39,821	553,267	(61,462)	–	12,495,128

		$43,549,473		$61,411,101	$(6,849,117)	$2,836,408	$263,132,619

(1)	Company was no longer an affiliate as of December 31, 2011.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$2,102,250	$–
Food – Miscellaneous/Diversified	–	1,424,600	–
Medical – Drugs	7,637,972	1,114,815	–
Medical – Generic Drugs	–	968,640	–
Oil and Gas Drilling	–	1,126,080	–
Publishing – Books	–	940,005	–
All Other	103,636,139	–	–

Repurchase Agreement	–	13,281,000	–

Total Investments in Securities	$111,274,111	$20,957,390	$–

90 | DECEMBER 31, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$156,981,594	$–
Food – Miscellaneous/Diversified	–	117,320,000	–
Medical – Drugs	42,364,000	108,623,000	–
Medical – Generic Drugs	–	76,706,400	–
Oil and Gas Drilling	–	129,052,662	–
All Other	11,042,525,532	–	–

Repurchase Agreements	–	1,182,955,000	–

Total Investments in Securities	$11,084,889,532	$1,771,638,656	$–

Investments in Securities:
Perkins Select Value Fund
Common Stock
Cellular Telecommunications	$–	$1,329,240	$–
Medical – Drugs	1,042,220	514,530	–
Medical – Generic Drugs	–	645,760	–
Medical Labs and Testing Services	–	564,630	–
All Other	33,940,494	–	–

Repurchase Agreement	–	16,700,000	–

Total Investments in Securities	$34,982,714	$19,754,160	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock
Medical Labs and Testing Services	$15,087,600	$35,931,000	$–
All Other	2,358,199,337	–	–

Repurchase Agreements	–	413,408,000	–

Total Investments in Securities	$2,373,286,937	$449,339,000	$–

Investments in Securities:
Perkins Value Plus Income Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$386,115	$–

Bank Loans	–	108,992	–

Common Stock
Cellular Telecommunications	–	756,779	–
Food – Miscellaneous/Diversified	–	174,304	–
Medical – Drugs	1,116,835	548,355	–
Medical – Generic Drugs	–	201,800	–
Oil and Gas Drilling	–	140,760	–
Oil Companies – Integrated	668,177	682,935	–
Transportation – Services	95,147	52,650	–
All Other	17,720,331	–	–

Corporate Bonds	–	12,555,283	–

Mortgaged-Backed Securities	–	2,704,345	–

Preferred Stock	–	54,148	–

U.S. Treasury Notes/Bonds	–	1,642,883	–

Money Market	–	1,162,096	–

Total Investments in Securities	$19,600,490	$21,171,445	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund	$–	$24,435,278	$–

Janus Value Funds | 91

Notes to Schedules of Investments (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):
Perkins Mid Cap Value Fund	$–	$(3,000,126)	$–
Perkins Value Plus Income Fund	–	(7,750)	–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2011 is noted below.

Fund	Aggregate Value

Perkins Mid Cap Value Fund	$5,745,399
Perkins Value Plus Income Fund	2,179,973

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

92 | DECEMBER 31, 2011

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from December 15, 2011 (inception date) through December 31, 2011 for Perkins Select Value Fund and for the six-month period ended December 31, 2011 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and

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Notes to Financial Statements (unaudited) (continued)

currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Perkins Value Plus Income Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

94 | DECEMBER 31, 2011

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of December 31, 2011, Perkins Mid Cap Value Fund had restricted cash in the amount of $1,500,000, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at December 31, 2011. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that

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Notes to Financial Statements (unaudited) (continued)

reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

There were no Level 3 securities during the period.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended December 31, 2011.

	Transfers In	Transfers Out
	Level 1 to	Level 2
Fund	Level 2	to Level 1

Perkins Mid Cap Value Fund	$–	$110,024,896
Perkins Value Plus Income Fund	–	410,288

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the period ended December 31, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency

96 | DECEMBER 31, 2011

exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives

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Notes to Financial Statements (unaudited) (continued)

through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated

98 | DECEMBER 31, 2011

by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended December 31, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2011	–	$–
Options written	18,250	7,077,350
Options closed	(7,160)	(2,623,380)
Options expired	(3,790)	(1,395,270)
Options exercised	–	–

Options outstanding at December 31, 2011	7,300	$3,058,700

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2011	131,480	$23,549,564
Options written	17,075	2,709,648
Options closed	(131,015)	(22,373,535)
Options expired	(17,540)	(3,885,677)
Options exercised	–	–

Options outstanding at December 31, 2011	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2011	182	$2,434
Options written	1,014	21,946
Options closed	(71)	(1,653)
Options expired	(846)	(16,020)
Options exercised	(86)	(1,942)

Options outstanding at December 31, 2011	193	$4,765

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2011	223	$6,286
Options written	1,282	30,058
Options closed	–	–
Options expired	(1,131)	(29,276)
Options exercised	(160)	(2,590)

Options outstanding at December 31, 2011	214	$4,478

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of December 31, 2011.

Fair Value of Derivative Instruments as of December 31, 2011

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Mid Cap Value Fund
Equity Contracts	Unaffiliated investments at value	$24,435,278	Options written, at value	$3,000,126

Total		$24,435,278		$3,000,126

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts			Options written, at value	$7,750

Total				$7,750

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Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the period ended December 31, 2011.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended December 31, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$67,138,496	$–	$67,138,496

Total	$–	$–	$67,138,496	$–	$67,138,496

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(1,982,342)	$–	$(1,982,342)

Total	$–	$–	$(1,982,342)	$–	$(1,982,342)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$46,162	$–	$46,162

Total	$–	$–	$46,162	$–	$46,162

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$(1,768)	$–	$(1,768)

Total	$–	$–	$(1,768)	$–	$(1,768)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending,

100 | DECEMBER 31, 2011

which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Perkins Value Plus Income Fund may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal period ended December 31, 2011 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Perkins Value Plus Income Fund	$223,705	2.9400% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s

Janus Value Funds | 101

Notes to Financial Statements (unaudited) (continued)

creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, the Funds may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on Perkins Select Value Fund. This Fund may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the

102 | DECEMBER 31, 2011

Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the period ended December 31, 2011.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

Janus Value Funds | 103

Notes to Financial Statements (unaudited) (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Select Value Fund	N/A	0.70
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Select Value Fund	Russell 3000® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund and will apply until January 2013 for Perkins Select Value Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund and will begin January 2013 for Perkins Select Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

104 | DECEMBER 31, 2011

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of each Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended December 31, 2011, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Perkins Large Cap Value Fund	$21,867
Perkins Mid Cap Value Fund	(3,714,377)
Perkins Small Cap Value Fund	1,649,611

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, Perkins Select Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees

Janus Value Funds | 105

Notes to Financial Statements (unaudited) (continued)

are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2012 (until at least November 1, 2013 for Perkins Select Value Fund) by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Select Value Fund	1.00
Perkins Small Cap Value Fund	0.96
Perkins Value Plus Income Fund	0.76

For a period of three years subsequent to Perkins Value Plus Income Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio,

106 | DECEMBER 31, 2011

including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires July 30, 2013 for Perkins Value Plus Income Fund. For the period ended December 31, 2011, total reimbursement by Janus Capital was $86,795 for the Fund. As of December 31, 2011, the aggregate amount of recoupment that may be potentially made to Janus Capital is $329,203.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended December 31, 2011.

For the period ended December 31, 2011, Janus Capital assumed $39,214 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $286,615 was paid by the Trust during the period ended December 31, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$749
Perkins Mid Cap Value Fund	22,236
Perkins Small Cap Value Fund	793
Perkins Value Plus Income Fund	185

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Perkins Large Cap Value Fund	$218
Perkins Mid Cap Value Fund	17,268
Perkins Small Cap Value Fund	1,813
Perkins Value Plus Income Fund	99

Janus Value Funds | 107

Notes to Financial Statements (unaudited) (continued)

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2011, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/11

Janus Cash Liquidity Fund LLC
Perkins Value Plus Income Fund	$12,906,415	$(12,589,658)	$408	$1,162,096

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2011, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/11	Purchases	Purchases	Redemptions	Redemption	at 12/31/11

Perkins Large Cap Value Fund - Class C Shares	$140,288	$–	–	$–	–	$140,288
Perkins Large Cap Value Fund - Class S Shares	460,826	–	–	–	–	460,826
Perkins Select Value Fund - Class A Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class C Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class D Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class I Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class S Shares	–	10,000	12/15/11	–	–	10,000
Perkins Select Value Fund - Class T Shares	–	10,000	12/15/11	–	–	10,000
Perkins Value Plus Income Fund - Class A Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	3,333,334	–	–	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	3,333,334	–	–	–	–	3,333,334

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between

108 | DECEMBER 31, 2011

book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Large Cap Value Fund	$128,611,856	$9,804,662	$(6,185,017)	$3,619,645
Perkins Mid Cap Value Fund	12,297,893,115	1,303,766,328	(720,695,977)	583,070,351
Perkins Select Value Fund(1)	53,611,298	1,263,694	(138,118)	1,125,576
Perkins Small Cap Value Fund	2,833,920,226	189,617,042	(200,911,331)	(11,294,289)
Perkins Value Plus Income Fund	40,570,798	1,716,558	(1,515,421)	201,137

(1)	Period from December 15, 2011 (inception date) through December 31, 2011.

Net capital loss carryovers as of June 30, 2011 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Mid Cap Value Fund(1)	$(25,850,502)	$(25,850,502)
Perkins Small Cap Value Fund(1)	(9,938,310)	(9,938,310)

(1)	Capital loss carryovers subject to annual limitations.

Capital losses may be used to offset future taxable capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended December 31, 2011 (unaudited), the fiscal year or period ended June 30, 2011, the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal year or period ended October 31 or July 31

	Perkins Large Cap	Perkins Mid Cap	Perkins Select	Perkins Small Cap	Perkins Value Plus
	Value Fund	Value Fund	Value Fund	Value Fund	Income Fund

Class A Shares
2011	1.13%	1.09%	1.59%(1)	1.33%	1.47%
2011	1.18%	1.20%	N/A	1.25%	1.86%(2)
2010(3)	1.32%	N/A	N/A	N/A	N/A
2010(4)	N/A	1.17%	N/A	1.21%	N/A
2009(5)	2.19%	N/A	N/A	N/A	N/A
2009(6)	N/A	1.27%	N/A	1.02%	N/A

Class C Shares
2011	1.96%	1.77%	2.29%(1)	2.12%	2.22%
2011	1.96%	1.87%	N/A	2.05%	2.62%(2)
2010(3)	2.09%	N/A	N/A	N/A	N/A
2010(4)	N/A	1.91%	N/A	1.96%	N/A
2009(5)	2.90%	N/A	N/A	N/A	N/A
2009(6)	N/A	2.00%	N/A	2.13%	N/A

Janus Value Funds | 109

Notes to Financial Statements (unaudited) (continued)

	Perkins Large Cap	Perkins Mid Cap	Perkins Select	Perkins Small Cap	Perkins Value Plus
	Value Fund	Value Fund	Value Fund	Value Fund	Income Fund

Class D Shares
2011	0.95%	0.77%	3.64%(1)	1.03%	1.32%
2011	0.92%	0.88%	N/A	0.99%	1.73%(2)
2010(7)	1.16%	0.93%	N/A	0.98%	N/A

Class I Shares
2011	0.83%	0.73%	1.70%(1)	0.97%	1.23%
2011	0.84%	0.84%	N/A	0.93%	1.61%(2)
2010(3)	1.08%	N/A	N/A	N/A	N/A
2010(4)	N/A	0.83%	N/A	0.85%	N/A
2009(5)	2.15%	N/A	N/A	N/A	N/A
2009(6)	N/A	0.81%	N/A	0.77%	N/A

Class L Shares
2011	N/A	0.88%	N/A	1.11%	N/A
2011	N/A	0.99%	N/A	1.08%	N/A
2010(4)	N/A	1.02%	N/A	1.08%	N/A
2009	N/A	1.13%	N/A	1.10%	N/A
2008	N/A	1.04%	N/A	1.02%	N/A
2007	N/A	0.81%	N/A	0.97%	N/A
2006	N/A	0.89%	N/A	1.00%	N/A

Class R Shares
2011	N/A	1.38%	N/A	1.63%	N/A
2011	N/A	1.49%	N/A	1.60%	N/A
2010(4)	N/A	1.52%	N/A	1.57%	N/A
2009(6)	N/A	1.53%	N/A	1.54%	N/A

Class S Shares
2011	1.31%	1.13%	1.79%(1)	1.38%	1.69%
2011	1.34%	1.24%	N/A	1.35%	2.12%(2)
2010(3)	1.65%	N/A	N/A	N/A	N/A
2010(4)	N/A	1.27%	N/A	1.32%	N/A
2009(5)	2.32%	N/A	N/A	N/A	N/A
2009(6)	N/A	1.28%	N/A	1.29%	N/A

Class T Shares
2011	1.06%	0.88%	4.81%(1)	1.13%	1.44%
2011	1.05%	0.99%	N/A	1.10%	1.86%(2)
2010(3)	1.29%	N/A	N/A	N/A	N/A
2010(4)	N/A	1.03%	N/A	1.08%	N/A
2009(8)	4.70%	N/A	N/A	N/A	N/A
2009(9)	N/A	1.11%	N/A	1.11%	N/A
2008	N/A	1.07%	N/A	1.03%	N/A
2007	N/A	0.86%	N/A	1.01%	N/A
2006	N/A	0.93%	N/A	1.01%	N/A

(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from July 30, 2010 (inception date) through June 30, 2011.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from December 31, 2008 (inception date) through July 31, 2009.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Period from February 16, 2010 (inception date) through June 30, 2010.
(8)	Period from July 6, 2009 (inception date) through July 31, 2009.
(9)	Period from November 1, 2008 through October 31, 2009.

110 | DECEMBER 31, 2011

7.	Capital Share Transactions

For the six-month period ended December 31, 2011	Perkins Large Cap		Perkins Mid Cap		Perkins Select	Perkins Small Cap		Perkins Value Plus
(unaudited) and the fiscal year ended June 30, 2011 (all	Value Fund		Value Fund		Value Fund	Value Fund		Income Fund
numbers in thousands)	2011	2011	2011	2011	2011(1)	2011	2011	2011	2011(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	60	123	6,915	20,242	1	1,424	7,511	26	426
Reinvested dividends and distributions	10	1	3,931	296	–	686	184	24	10
Shares repurchased	(27)	(108)	(11,573)	(16,221)	–	(2,897)	(2,855)	(43)	–
Net Increase/(Decrease) in Fund Shares	43	16	(727)	4,317	1	(787)	4,840	7	436
Shares Outstanding, Beginning of Period	159	143	57,429	53,112	–	8,970	4,130	436	–
Shares Outstanding, End of Period	202	159	56,702	57,429	1	8,183	8,970	443	436
Transactions in Fund Shares – Class C Shares:
Shares sold	35	142	976	3,381	1	65	229	47	370
Reinvested dividends and distributions	6	3	554	2	–	112	24	19	7
Shares repurchased	(87)	(61)	(1,361)	(1,950)	–	(167)	(345)	(4)	(7)
Net Increase/(Decrease) in Fund Shares	(46)	84	169	1,433	1	10	(92)	62	370
Shares Outstanding, Beginning of Period	200	116	10,314	8,881	–	1,198	1,290	370	–
Shares Outstanding, End of Period	154	200	10,483	10,314	1	1,208	1,198	432	370
Transactions in Fund Shares – Class D Shares:
Shares sold	370	1,056	788	3,145	40	97	379	467	1,175
Reinvested dividends and distributions	80	11	3,358	315	–	440	101	66	18
Shares repurchased	(272)	(218)	(2,595)	(5,730)	–	(330)	(757)	(150)	(61)
Net Increase/(Decrease) in Fund Shares	178	849	1,551	(2,270)	40	207	(277)	383	1,132
Shares Outstanding, Beginning of Period	1,060	211	39,504	41,774	–	3,462	3,739	1,132	–
Shares Outstanding, End of Period	1,238	1,060	41,055	39,504	40	3,669	3,462	1,515	1,132
Transactions in Fund Shares – Class I Shares:
Shares sold	855	2,407	22,263	57,218	5,078	7,487	40,230	29	721
Reinvested dividends and distributions	539	203	11,353	928	–	5,615	946	39	16
Shares repurchased	(618)	(661)	(20,237)	(31,925)	–	(8,949)	(13,886)	(22)	(32)
Net Increase/(Decrease) in Fund Shares	776	1,949	13,379	26,221	5,078	4,153	27,290	46	705
Shares Outstanding, Beginning of Period	7,927	5,978	142,779	116,558	–	52,670	25,380	705	–
Shares Outstanding, End of Period	8,703	7,927	156,158	142,779	5,078	56,823	52,670	751	705
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	109	482	N/A	405	1,999	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	206	23	N/A	1,592	544	N/A	N/A
Shares repurchased	N/A	N/A	(434)	(1,072)	N/A	(1,331)	(20,694)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(119)	(567)	N/A	666	(18,151)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	2,659	3,226	N/A	12,847	30,998	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	2,540	2,659	N/A	13,513	12,847	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	1,244	3,742	N/A	225	1,431	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	522	22	N/A	171	26	N/A	N/A
Shares repurchased	N/A	N/A	(1,540)	(2,004)	N/A	(273)	(937)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	226	1,760	N/A	123	520	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	7,232	5,472	N/A	1,550	1,030	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	7,458	7,232	N/A	1,673	1,550	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	–	1	6,075	16,525	1	529	2,690	–	334
Reinvested dividends and distributions	3	1	3,106	188	–	539	100	17	8
Shares repurchased	–	(4)	(6,192)	(11,351)	–	(855)	(965)	–	–
Net Increase/(Decrease) in Fund Shares	3	(2)	2,989	5,362	1	213	1,825	17	342
Shares Outstanding, Beginning of Period	48	50	35,306	29,944	–	4,289	2,464	342	–
Shares Outstanding, End of Period	51	48	38,295	35,306	1	4,502	4,289	359	342

Janus Value Funds | 111

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended December 31, 2011	Perkins Large Cap		Perkins Mid Cap		Perkins Select	Perkins Small Cap		Perkins Value Plus
(unaudited) and the fiscal year ended June 30, 2011 (all	Value Fund		Value Fund		Value Fund	Value Fund		Income Fund
numbers in thousands)	2011	2011	2011	2011	2011(1)	2011	2011	2011	2011(2)

Transactions in Fund Shares – Class T Shares:
Shares sold	38	126	23,474	74,154	21	2,472	17,272	31	450
Reinvested dividends and distributions	11	3	26,055	2,351	–	5,817	1,505	22	10
Shares repurchased	(26)	(23)	(53,597)	(105,939)	–	(10,232)	(16,645)	(80)	(9)
Net Increase/(Decrease) in Fund Shares	23	106	(4,068)	(29,434)	21	(1,943)	2,132	(27)	451
Shares Outstanding, Beginning of Period	157	51	328,987	358,421	–	50,441	48,309	451	–
Shares Outstanding, End of Period	180	157	324,919	328,987	21	48,498	50,441	424	451

(1)	Period from December 15, 2011 (inception date) through December 31, 2011.
(2)	Period from July 30, 2010 (inception date) through June 30, 2011.

112 | DECEMBER 31, 2011

8.	Purchases and Sales of Investment Securities

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$29,429,867	$27,523,211	$–	$–
Perkins Mid Cap Value Fund	3,373,803,722	4,229,239,964	–	–
Perkins Select Value Fund	36,911,298	–	–	–
Perkins Small Cap Value Fund	808,249,684	1,025,781,663	–	–
Perkins Value Plus Income Fund	17,416,606	12,945,728	6,597,729	7,331,137

9.	New Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, the Accounting Standards Update will require reporting entities to disclose the following information for fair value measurements categorized with Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. This disclosure is effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years. The adoption of this Accounting Standards Update did not have any impact on the Funds’ financial position or the results of its operations.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 113

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and at the request of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 8, 2011, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2012 through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

114 | DECEMBER 31, 2011

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund’s benchmark index. They concluded that the performance of various Funds was good to very good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees

Janus Value Funds | 115

Additional Information (unaudited) (continued)

payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 8, 2011 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

FOR PERKINS SELECT VALUE FUND

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital or Perkins Investment Management LLC (“Perkins”), the investment adviser and subadviser, respectively, of Perkins Select Value Fund (the “New Fund”), considered the proposed investment advisory agreement and subadvisory agreement for the New Fund at a meeting held on September 14, 2011. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital and Perkins in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Throughout their consideration of the agreement, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreement, and also met separately with their independent legal counsel. Based on the Trustees’ evaluation of information provided to them, as well as other information, including information

116 | DECEMBER 31, 2011

previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 1, 2013, subject to earlier termination as provided for in each agreement.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital and Perkins, taking into account the investment objective and strategy of the New Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and Perkins that will be providing investment and risk management services to the New Fund. The Trustees also considered other services provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, and the involvement of Perkins in trade executions and the broker selection process. The Trustees considered Janus Capital’s role as administrator to the New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of each of Janus Capital and Perkins in monitoring adherence to the New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and Perkins were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that each of Janus Capital and Perkins had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided

The Trustees noted the information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital and Perkins to their separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted servicing that is provided by Janus Capital for the New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the advisory fee paid by the New Fund and the subadvisory fee payable by Janus Capital to Perkins was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and Perkins charges to other clients, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital and Perkins to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund may share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital, Perkins, and their affiliates from their relationship with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. They also considered Janus Capital’s proposed use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund, Janus Capital, and Perkins may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and Perkins may benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the

Janus Value Funds | 117

Additional Information (unaudited) (continued)

New Fund, and that the New Fund benefits from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of the New Fund could attract other business to Janus Capital, Perkins, or other Funds, and that the success of Janus Capital and Perkins could enhance Janus Capital’s and Perkins’ ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Fund’s agreements were in the best interest of the New Fund and its shareholders.

118 | DECEMBER 31, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2011 for all Funds except Perkins Select Value Fund, which are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2b. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but

Janus Value Funds | 119

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial

120 | DECEMBER 31, 2011

Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Funds | 121

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/12)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0112-127	125-24-93007 02-12

Item 2 — Code of Ethics
Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.
(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.
(a)(3)	Not applicable to open-end companies.
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	February 29, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	February 29, 2012

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)

Date:	February 29, 2012